UNITED STATES SECURITIES
AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of
the Securities Exchange Act of 1934 (Amendment No.        )

Check the appropriate box:

☑	Preliminary Information Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

☐	Definitive Information Statement

VAPOR CORP.
(Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

☐	No fee required

☑	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.
	(1)	Title of each class of securities to which transaction applies:

Common Stock, par value $0.001 per share
	(2)	Aggregate number of securities to which transaction applies:

8,389,493 shares of common stock
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

$4.25 per share, based on the average of the high and low prices of the Registrant’s common stock on July 28, 2014, as reported on The NASDAQ Capital Market. The filing fee was determined by multiplying the proposed maximum aggregate value of the transaction by $0.0001288.

	(4)	Proposed maximum aggregate value of transaction:
$35,655,345.25

	(5)	Total fee paid:
$4,592.40

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

(2)	Form, Schedule or Registration Statement No.:

(3)	Filing Party:

(4)	Date Filed:

Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

VAPOR CORP. 3001 Griffin Road Dania Beach, Florida 33312 (888) 766-5351
NOTICE OF STOCKHOLDER ACTION BY WRITTEN CONSENT AND INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE SECURITIES EXCHANGE ACT OF 1934 AND RULE 14C-2 THEREUNDER

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND A PROXY

Dear Stockholders:

Vapor Corp. (“Vapor,” the “Company,” “we,” “us” or “our”) is furnishing to you this Notice of Stockholder Action by Written Consent and Information Statement to inform you that the holders of a majority of the outstanding shares of our common stock (the “Majority Holders”) have consented in writing (the “Written Consent”) pursuant to Section 228 of the Delaware General Corporation Law (the “DGCL”) to the issuance by us of up to 8,389,493 shares of our common stock pursuant to the terms and subject to the conditions of the Asset Purchase Agreement (as amended, the “Asset Purchase Agreement”) that we entered into on May 14, 2014 with International Vapor Group, Inc. (“International Vapor Group”), certain subsidiaries of International Vapor Group (together with International Vapor Group, “IVG”), the owners of International Vapor Group and our newly formed wholly-owned subsidiary IVGI Acquisition, Inc., pursuant to which we will purchase IVG’s online operations, wholesale operations and retail operations by acquiring substantially all of IVG’s assets and assuming certain of IVG’s liabilities in an asset purchase transaction (the “Acquisition”).

Because our shares of common stock are listed on The NASDAQ Capital Market, we are required pursuant to NASDAQ Listing Rule 5635(a) to obtain stockholder approval prior to the issuance of common stock in connection with the acquisition of the stock or assets of another company if the number of shares of common stock to be issued is or will be equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the common stock.

If we complete the Acquisition, we will issue up to 8,389,493 additional shares of our common stock, which represents approximately 51% of our total outstanding shares of common stock as of the date hereof.   Of these 8,389,493 shares of our common stock, we will issue 3,300,501 shares as payment of the stock portion of the fixed purchase price at the closing of the Acquisition, up to 43,200 shares, if any, after the closing as reimbursement for certain of IVG’s  inventory that is not part of the Acquisition and up to an additional 5,045,792 shares as earn-out payments which are contingent and based upon the post-closing performance of IVG’s online, wholesale and retail operations for the earn-out period and subject to satisfaction of the performance requirements set forth in the Asset Purchase Agreement.  In this Information Statement, we refer to these 8,389,493 shares of our common stock that are issuable for the Acquisition as the “Acquisition Shares.”

The Acquisition Shares will be issued in reliance upon an exemption from the registration requirements of the Securities Act of 1933, as amended, provided by Rule 506 of Regulation D thereunder, or another available exemption from registration as we may determine.

On July 31, 2014, the Majority Holders executed the Written Consent in accordance with Section 228 of the DGCL. The Majority Holders and their respective approximate ownership percentage of our common stock, which total in the aggregate 50.7% of the outstanding shares of our common stock, are as follows: Doron Ziv (9.1%), Jeffrey Holman (7.1%), Kevin Frija (6.2%), Isaac Galazan (5.1%), Adam Frija (4.7%), Tamar Galazan (4.0%), Jacob Levy (3.9%), Harlan Press (0.7%), Ryan Kavanaugh (0.6%), Angela Vaccaro (0.2%), Special Situations Fund III, L.P. (6.3%), Special Situations Cayman Fund, L.P. (1.8%) and Special Situations Private Equity Fund, L.P. (0.9%).

We are furnishing this Information Statement to inform our stockholders of record as of July 31, 2014 of the Majority Holders’ approval of the issuance of the Acquisition Shares.  This Information Statement constitutes the notice of corporate action without a meeting by less than unanimous consent of our stockholders required by Section 228(e) of the DGCL.

In accordance with Rule 14c-2 promulgated under the Securities Exchange Act of 1934, as amended, the effective date of the Majority Holders’ approval of the issuance of the Acquisition Shares will be 20 days following the date that this Information Statement is first mailed to our stockholders of record on the foregoing record date, which will be on or about August [__], 2014. We expect the closing of the Acquisition to occur subsequently in September 2014.

By Order of the Board of Directors,

Jeffrey Holman, Chief Executive Officer
and Chairman of the Board

August [__], 2014

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SUMMARY

On May 14, 2014, we entered into the Asset Purchase Agreement.  On July 25, 2014, the Asset Purchase Agreement was amended by the First Amendment to the Asset Purchase Agreement.  Unless the context specifically indicates otherwise, in this Information Statement, we refer to the Asset Purchase Agreement, as amended by the First Amendment to the Asset Purchase Agreement.  As a result of the Acquisition, we will own IVG’s online, wholesale and retail operations.  For a description of IVG’s business, see the heading “Information About IVG – Brief Description of the Business.” For a description of the background of the Acquisition, see the heading “The Acquisition – Background of the Acquisition.”

This summary highlights selected information from this Information Statement and may not contain all of the information that is important to you. To better understand the Acquisition, you should read this entire Information Statement carefully, including the attached exhibits and other documents to which you are referred herein. For more information about Vapor, you should read our Annual Report on Form 10-K for the fiscal year ended December 31, 2013 and our Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2014.

Purchase Price
Under the terms of Asset Purchase Agreement, the “Purchase Price” of the Acquisition will be the sum of (x) $20,800,000 (the “Fixed Purchase Price”) plus (y) an earn-out aggregating up to a maximum of $29,200,000 (the “Earn-Out”).

At the closing of the Acquisition, we will pay the Fixed Purchase Price as follows: (i) $1.7 million in cash less any estimated net working capital shortfall if IVG’s estimated net working capital at closing is less than negative $50,000 and (ii) $19.1 million in 3,300,501 shares of the Acquisition Shares (which number of shares represents the quotient of the $19.1 million divided by $5.787 per share (the 30-trading day weighted average closing price per share of our common stock, as reported on the OTC Bulletin Board preceding May 14, 2014, the date of the Asset Purchase Agreement)).

Payments of the Earn-Out are limited to $29.2 million in 5,045,792 shares of the Acquisition Shares (which number of shares represents the quotient of the $29.2 million divided by $5.787 per share) and are contingent and based upon the post-closing performance of the IVG’s online, wholesale and retail operations for the earn-out period and subject to satisfaction of the performance requirements set forth in the Asset Purchase Agreement.

Under the terms of the Asset Purchase Agreement, we may also issue up to $250,000 in 43,200 shares of the Acquisition Shares (which number of shares represents the quotient of the $250,000 divided by $5.787 per share) after the closing as reimbursement for certain of IVG’s inventory that is not part of the Acquisition.

For more information about the purchase price, see the heading “The Asset Purchase Agreement – Purchase Price.”

Dilution
The number of issued and outstanding shares of our common stock will be significantly increased by the issuance of the Acquisition Shares. As of July 31, 2014, 16,456,911 shares of our common stock were outstanding of 50,000,000 total authorized shares. At the closing of the Acquisition, we will issue 3,300,501 of the Acquisition Shares, which will increase the number of outstanding shares of our common stock (as of July 31, 2014) by approximately 20%.  If we issue the 43,200 of the Acquisition Shares after the closing as reimbursement for certain of IVG’s  inventory that is not part of the Acquisition and we issue all of the remaining 5,045,792 of the Acquisition Shares for Earn-Out payments then the number of outstanding shares of our common stock (as of July 31, 2014 and after giving effect to the issuance of the 3,300,501 of the Acquisition Shares at closing) will increase by approximately 26%.  If the maximum number of Acquisition Shares (8,389,493) is issued under the Asset Purchase Agreement then the number of outstanding shares of our common stock will increase (as of July 31, 2014) by approximately 51%.

Asset Purchase Agreement
On May 14, 2014, we entered into the Asset Purchase Agreement with our subsidiary IVGI Acquisition, Inc. (the “Acquisition Sub”), IVG and the owners of International Vapor Group, which contains the principal terms of the Acquisition, including generally customary representations, warranties, covenants and agreements of the parties. A copy of the Asset Purchase Agreement is attached hereto as Exhibit A-1.  The First Amendment to the Asset Purchase Agreement is attached hereto as Exhibit A-2.  For a more detailed summary of the terms of the Asset Purchase Agreement, see the heading “The Asset Purchase Agreement.”

Employment Agreements
Acquisition Sub and International Vapor Group’s principal owners Nicolas Molina and David Epstein have entered into Employment Agreements, which will become effective at the closing of the Acquisition, pursuant to which Messrs. Molina and Epstein will join the management team responsible for IVG’s continuing online, wholesale and retail operations. Pursuant to their respective Employment Agreements, Mr. Molina will serve as Senior Vice President of Retail & eCommerce and Mr. Epstein will serve as Vice President of Wholesale. Copies of the Employment Agreements are attached hereto as Exhibit B-1 and B-2.  For a more detailed summary of the terms of the Employment Agreements, see the heading “The Asset Purchase Agreement – Employment Agreements.”

Registration Rights Agreement
At the closing of the Acquisition, we are required to enter into a Registration Rights Agreement with International Vapor Group and its owners, pursuant to which we will be required to file one or more shelf registration statements with the Securities and Exchange Commission registering for resale by International Vapor Group and its owners the Acquisition Shares.  A copy of the Registration Rights Agreement is attached hereto as Exhibit C. For a more detailed summary of the terms of the Registration Rights Agreement, see the heading “The Asset Purchase Agreement –Registration Rights Agreement.”

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QUESTIONS AND ANSWERS ABOUT THE ACQUISITION

The following are questions and related answers that address some of the questions you may have regarding the Acquisition and related matters. These questions and answers may not contain all of the information relevant to you, do not purport to summarize all material information relating to the Acquisition or any of the other matters discussed in this Information Statement, and are subject to, and are qualified in their entirety by, the more detailed information contained in or attached to this Information Statement. Therefore, please carefully read this Information Statement, including the exhibits, in its entirety.

Q. Why do we want to complete the Acquisition?

A. We believe that the Acquisition presents an opportunity to expand our business and enhance stockholder value. IVG’s online and retail operations are complimentary to our existing wholesale operations and will provide us with immediate access to new markets with established customers, an expanded portfolio of electronic cigarettes and vaporizers and enhanced brand awareness. The Acquisition is expected to give us opportunities to create economies of scale through our consolidation activities in order to increase our operating efficiencies. For example, we expect to have greater purchasing power with suppliers.

To review the reasons for the Acquisition in greater detail, see the heading “The Acquisition - Reasons for the Acquisition.”

Q. What will happen as a result of the Acquisition?

A. Acquisition Sub, our wholly-owned subsidiary, will acquire IVG’s online, wholesale and retail operations as a result of the Acquisition. The Asset Purchase Agreement governs the Acquisition.  Copies of the Asset Purchase Agreement and the First Amendment to the Asset Purchase Agreement are attached to this Information Statement as Exhibits A-1 and A-2, respectively. You are encouraged to read them carefully.

To review the transaction details in greater detail, see the heading “The Acquisition.”

Q. What will the owners of International Vapor Group receive as a result of the Acquisition?

A. The owners of International Vapor Group will receive up to $1.7 million in cash and $19.1 million in 3,300,501 shares of our common stock as payment of the fixed purchase price at closing.  After closing, the owners of International Vapor Group may receive up to $29.2 million in 5,045,792 shares of our common stock as earn-out payments which are contingent and based upon the post-closing performance of IVG’s online, wholesale and retail operations for the earn-out period and subject to the satisfaction of the performance requirements set forth in the Asset Purchase Agreement.  After closing, the owners of International Vapor Group may receive up to $250,000 in 43,200 shares of our common stock as reimbursement for certain of IVG’s inventory that is not part of the Acquisition.   In this Information Statement, we refer to these 8,389,493 shares of our common stock that are issuable for the Acquisition as the “Acquisition Shares.”

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To review the purchase price payable to the owners of International Vapor Group in greater detail, see the heading above “Summary – Purchase Price” and the heading below entitled “The Asset Purchase Agreement – Purchase Price.”

Q.  What will Vapor’s stockholders receive as a result of the Acquisition?

A. Our stockholders will not receive any shares of our common stock or other consideration as a result of the Acquisition. Upon completion of the Acquisition, you will continue to own shares of our common stock.

Q. What is the impact of the Acquisition on Vapor’s stockholders?

A. The number of issued and outstanding shares of our common stock will be significantly increased by the Acquisition. As of July 31, 2014, 16,456,911 shares of our common stock were outstanding of 50,000,000 total authorized shares.  At the closing of the Acquisition, we will issue 3,300,501 of the Acquisition Shares as payment of the stock portion of the fixed purchase price, which will increase the number of outstanding shares of our common stock (as of July 31, 2014) by approximately 20%.  If we issue all 43,200 of the Acquisition Shares as reimbursement for certain of IVG’s inventory that is not part of the Acquisition and we issue all 5,045,792 of Acquisition Shares for Earn-Out payments then the number of outstanding shares of our common stock (as of July 31, 2014 and after giving effect to the issuance of the 3,300,501 of the Acquisition Shares at closing) will increase by approximately 26%. If all of the Acquisition Shares (8,389,493) are issued, then the number of outstanding shares of our common stock will increase by approximately 51% over the number of shares outstanding on July 31, 2014. As a result, the percentage ownership interest that your shares represent in Vapor will be reduced.

To review the dilutive effect on holders of shares of our common stock in greater detail, see the heading above “Summary - Dilution” and the heading below “The Acquisition – Dilution.”

Q.  Do Vapor’s stockholders have appraisal rights as a result of the Acquisition?

A. No. Our stockholders do not have appraisal rights under Delaware law in connection with the Acquisition.

Q.  Do International Vapor Group’s owners have appraisal rights as a result of the Acquisition?

A. No. International Vapor Group’s owners do not have appraisal rights under Delaware law in connection with the Acquisition.

Q. What are the U.S. federal income tax consequences of the Acquisition?

A. We have not obtained a tax opinion from legal counsel or tax experts on the Acquisition. The Acquisition is intended for federal income tax purposes to qualify as one or more reorganizations within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder. We do not believe that the Acquisition will give rise to the recognition of gain or loss to us or our stockholders for U.S. federal income tax purposes.

Q.  What is the anticipated accounting treatment of the Acquisition?

A.   We anticipate accounting for the Acquisition as a business combination using the acquisition method of accounting for financial accounting purposes, whereby the estimated purchase price will be allocated to the assets and liabilities of IVG based on their estimated fair values on the closing date of the Acquisition, following Financial Accounting Standards Board Accounting Standards Codification Topic 805, Business Combinations.

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Q. When do you expect to complete the Acquisition?

A. The effective date of the Written Consent of the Majority Holders will be 20 days following the mailing of this Information Statement to our stockholders of record on July 31, 2014, which will be on or about August [_], 2014. We expect the closing of the Acquisition to occur subsequently in September 2014.

Q. Are Vapor’s stockholders required to approve the Acquisition?

A. No, but our stockholders are required to approve the issuance of the Acquisition Shares which, in turn, is a pre-condition to the consummation of the Acquisition. Thus, the Majority Holders approved the issuance of the Acquisition Shares by the Written Consent. This Written Consent is sufficient to approve the issuance of the Acquisition Shares. Accordingly, the issuance of the Acquisition Shares will not be submitted to our other stockholders for a vote.

Q.  Whom should I contact with other questions?

A. If you have additional questions about the Acquisition or would like additional copies of this Information Statement, please contact us by either writing to Vapor Corp. at our principal executive offices located at 3001 Griffin Road, Dania Beach, Florida 33312, Attention: Corporate Secretary, or by calling us at (888) 766-5351.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This Information Statement contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended,  that concern matters that involve risks and uncertainties that could cause actual results to differ materially from those projected in the forward-looking statements. These forward-looking statements are intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact contained in this Information Statement, including statements regarding the expected timing, completion, and benefits of the Acquisition, other future events, our future financial performance, our future business strategy, and the plans and objectives of management for future operations, are forward-looking statements. We have attempted to identify forward-looking statements by terminology including “anticipates,” “believes,” “can,” “continue,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “predicts,” “should,” or “will” or the negative of these terms or other comparable terminology.

We may not realize all of the anticipated benefits of the Acquisition and our actual results after giving effect to the Acquisition could differ materially from the results anticipated in these forward-looking statements as a result of one or more of the following factors, which do not include all the risks that we will face as a result of the Acquisition:

●	our ability to integrate IVG’s online, wholesale and retail operations with our existing operations;

●	our ability to preserve IVG’s significant business relationships;

●	our ability to achieve the anticipated cost savings and efficiencies from the Acquisition;

●	our ability to retain IVG’s key employees and attract additional key employees;

●	our ability to expand IVG’s retail operations in a timely and cost effective manner;

●	our ability to raise capital on acceptable terms or at all to satisfy our greater working capital requirements to implement growth and strategic initiatives;

●	our ability to manage changes in consumer preferences for IVG’s electronic cigarettes and vaporizers brands;

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●	our ability to integrate financial reporting and information technology systems;

●	our ability to minimize the diversion of management’s attention from ongoing business concerns;

●	our ability to establish and maintain appropriate internal controls over financial reporting and disclosure controls and procedures with regard to IVG’s online, wholesale and retail operations;

●	additional and unforeseen expenses associated with the integration of IVG’s online, whole and retail operations; and

●	the impact of existing and future legal and regulatory requirements on IVG’s online, wholesale and retail operations.

In addition, risks and uncertainties that could cause actual results to differ include, without limitation, general economic conditions, competition, consumer adoption of electronic cigarettes and vaporizers,  loss of key personnel, pricing pressures, brand reputation, consumer trends, acquisitions, new initiatives we undertake, product liabilities, intellectual property infringement claims, fluctuations in quarterly operating results, customer interest in our products, the effect of government regulation, our ability to manage growth and other risks and uncertainties included in our public filings with the Securities and Exchange Commission, including our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q. We caution you that no forward-looking statement is a guarantee of future performance, and you should not place undue reliance on these forward-looking statements which reflect our view only as of the date of this Information Statement. We undertake no obligation to update any forward-looking information.  Further, the unaudited pro forma combined financial statements contained in this Information Statement are presented for illustrative purposes only, are based on various adjustments, assumptions, and preliminary estimates, and are not necessarily indicative of our financial condition or results of operations following the Acquisition.

THE ACQUISITION

General Information

The Majority Holders’ Written Consent approved the issuance of the Acquisition Shares, which is a condition to completing the Acquisition. The Asset Purchase Agreement provides that we will issue the Acquisition Shares as consideration of the Acquisition.

Because our shares of common stock are listed on The NASDAQ Capital Market, we are required pursuant to NASDAQ Listing Rule 5635(a) to obtain stockholder approval prior to the issuance of common stock in connection with the acquisition of the stock or assets of another company if the number of shares of common stock to be issued is or will be equal to or in excess of 20% of the number of shares of common stock outstanding before the issuance of the common stock.

If we complete the Acquisition, we may issue all of the Acquisition Shares (i.e., 8,389,493), which represents approximately 51% of our total outstanding shares of common stock as of the date hereof.  We will issue 3,300,501 of the Acquisition Shares as payment of the stock portion of the fixed purchase price at the closing of the Acquisition, up to 43,200 of the Acquisition Shares, if any, after the closing as reimbursement for certain of IVG’s inventory that is not part of the Acquisition and up to an additional 5,045,792 of the Acquisition Shares as earn-out payments which are contingent and based upon the post-closing performance of IVG’s online, wholesale and retail operations for the earn-out period and subject to satisfaction of the performance requirements set forth in the Asset Purchase Agreement.

The Acquisition Shares will be issued in reliance upon an exemption from the registration requirements of the Securities Act of 1933, as amended, provided by Rule 506 of Regulation D thereunder, or another available exemption from registration as we may determine.

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We are furnishing this Information Statement to inform our stockholders of record as of July 31, 2014 of the Majority Holders’ approval of the issuance of the Acquisition Shares.  This Information Statement constitutes the notice of corporate action without a meeting by less than unanimous consent of our stockholders required by Section 228(e) of the DGCL.

Background of the Acquisition

In early January 2014, the senior management of the Company and IVG commenced informal discussions about a potential transaction between the companies.

On January 28, 2014, the Company and IVG entered into a confidentiality agreement in contemplation of a potential transaction between the parties.

In February 2014, IVG provided the Company with preliminary due diligence information concerning its operations.

During February and March 2014, periodic, general discussions occurred between the senior management of the Company and IVG regarding potential operational synergies and the possibility of entering into a transaction to realize such synergies.

During February and March 2014, the parties negotiated a letter of intent for the Acquisition.

On March 20, 2014, the Company, IVG and certain owners of International Vapor Group entered into a letter of intent.

During March and April 2014, the Company continued to conduct due diligence on IVG’s operations, including, its financial and operating results and prospects.

During April and until execution of the Asset Purchase Agreement on May 14, 2014, the parties through their legal counsel negotiated the terms of the Asset Purchase Agreement and the Employment Agreements and the Registration Rights Agreement based in part on the provisions of the letter of intent and periodic meetings and discussions between their senior management.

During such period, the Company’s executive officers updated the Company’s board of directors regarding the negotiations and status of the transaction.

On May 13, 2014, the Company’s board of directors approved the Acquisition, the Asset Purchase Agreement, the Employment Agreements and the Registration Rights Agreement.

On May 14, 2014, the Company, IVG and all of the owners of International Vapor Group entered into the Asset Purchase Agreement.

On May 15, 2014, the Company issued a press release announcing the Asset Purchase Agreement and the Acquisition.

Between July 8 and July 25, 2014, the parties through their legal counsel negotiated the First Amendment to the Asset Purchase Agreement to extend the termination date of the Asset Purchase Agreement to September 30, 2014, rebrand certain aspects of the Acquired Business prior to the closing of the Acquisition, expand and modify certain of IVG’s and the International Vapor Group owners’ indemnity obligations and make certain other modifications to the Asset Purchase Agreement.

On July 24, 2014, Company’s board of directors approved the First Amendment to the Asset Purchase Agreement.

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On July 25, 2014, the parties entered into the First Amendment to the Asset Purchase Agreement.

On July 28, 2014, the Company issued a press release announcing the First Amendment to the Asset Purchase Agreement.

Reasons for the Acquisition

In reaching the decision to approve the Asset Purchase Agreement and the Acquisition and recommend it for approval to the Company’s stockholders, the board of directors consulted with the Company’s management and its legal advisor, and considered a variety of factors with respect to the Acquisition.  As discussed in greater detail below, these consultations included discussions regarding IVG’s strategic business plan, the costs and risks of executing that business plan, its past and current business operations and financial condition, its future prospects, the strategic rationale for the transaction, and the terms and conditions of the Asset Purchase Agreement. The following discussion of the information and factors considered by the Company’s board of directors is not exhaustive. In view of the wide variety of factors considered in connection with the Acquisition, the Company’s board of directors did not consider it practical, nor did it attempt, to quantify or otherwise assign relative weight to different factors it considered in reaching its decision. In addition, individual members of the Company’s board of directors may have given different weight to different factors. The Company’s board of directors considered this information as a whole, and overall considered it to be favorable to, and in support of, its determination and recommendations. Among the material information and factors considered by the Company’s board of directors were the following:

●
Increased Scale. The Company’s board of directors considered that the Acquisition will allow the Company to diversify its operations to include a significant online and retail presence with enhanced scale and scope.   The scale, scope and diversification of the Company’s operations are expected to result in (i) increased financial stability, (ii) superior access to capital, (iii) greater purchasing power with suppliers, (iv) greater brand awareness and (v) greater market share.

●
Strength of IVG’s Brands. The Company’s board of directors considered the strength of IVG’s electronic cigarette and vaporizer brands, including their South Beach Smoke® and Ever Smoke® brands and challenges confronting the Company to organically develop additional brands in a timely and cost effective manner.

●
Online Presence. The Company’s board of directors considered IVG’s significant online presence and the Company’s ability to leverage such online presence as an additional distribution channel for the Company’s e-cigarettes and vaporizers and the challenges confronting the Company to organically expand its existing online presence.

●
Retail Presence. The Company’s board of directors considered IVG’s retail presence and their management’s experience with retail expansion and developing retail brands. The Company’s ability to have a retail presence is expected to result in greater brand awareness, customer loyalty and a first-mover competitive advantage.

●
Shared Strategic Vision. The Company’s board of directors considered that the Company’s and IVG’s management share a common strategic vision for the future of electronic cigarettes and vaporizers. Both management teams have developed strong chemistry together, in particular the fact that Nicolas Molina and David Epstein have agreed to join the Company’s management team and be chiefly responsible for managing IVG’s continuing online, wholesale and retail operations. Mr. Molina will serve as Senior Vice President of Retail & e-Commerce and Mr. Epstein will serve as Vice President of Wholesale.

●
Cost Savings and Efficiencies. The Company’s board of directors considered that the Acquisition will result in cost savings from reducing redundant costs such as insurance, marketing and sales. The Company’s board of directors also considered efficiencies that will likely result from economies of scale, including having greater purchasing power with suppliers and leveraging IVG’s existing online and retail operations’ infrastructure.  While no assurance can be given that any particular level of cost savings or efficiencies can be achieved, the Company’s management believes that some meaningful benefits can be realized.

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●	Recommendation of Management. The Company’s board of directors considered the Company’s management’s recommendation in support of the Acquisition.

●
Terms of the Asset Purchase Agreement. The Company’s board of directors reviewed the terms of the Asset Purchase Agreement, including the Earn-Out provisions and the mutuality of benefit in successfully achieving the performance requirements to receive Earn-Out payments, the degree of mutuality and symmetry of representations, obligations and rights of the parties under the Asset Purchase Agreement, the conditions to each party’s obligation to complete the Acquisition, and the instances in which each party is permitted to terminate the Asset Purchase Agreement.

●
Likelihood of Completing the Acquisition. The Company’s board of directors considered the likelihood that the Acquisition will be completed, including receiving approval from the Company’s stockholders for issuance of the Acquisition Shares.

The Company’s board of directors also considered the potential risks of the Acquisition, including the following:

●
IVG Business Risks. The Company’s board of directors considered the execution risk involved with IVG’s online, wholesale and retail operations. Some of these potential risks include a lack of sales in the wholesale and retail operations and current and future competitive pressures in these areas.

●
Integration Risks. The Company’s board of directors considered the challenges inherent in the integrating IVG’s online, wholesale and retail operations including the possibility of not achieving the anticipated efficiencies and other benefits of the Acquisition.

●
Diversion of Focus. The Company’s board of directors considered the risk of diverting management focus, employee attention and resources from other strategic opportunities and from operational matters while working to complete the Acquisition.

●
Transaction Costs. The Company’s board of directors considered the substantial costs to be incurred in connection with the Acquisition, including the costs of integrating IVG’s online, wholesale and retail operations and the transaction expenses arising from the Acquisition.

●
Dilution of Vapor Stockholders. The Company’s board of directors considered the immediate and substantial dilution of the equity interests and voting power of our stockholders upon completion of the Acquisition.

●
Failure to Complete the Acquisition. The Company’s board of directors considered the risk that the Acquisition may not be completed, including the risk of being required to pay a termination fee to IVG under certain circumstances.

The Company’s board of directors believed that, overall, the potential benefits of the Acquisition to the Company and its stockholders outweighed the risks considered by the Company’s board of directors.

The Company’s board of directors realized that there can be no assurance about future results, including results considered or expected as described in the factors listed above. It should be noted that this explanation of the Company’s board of directors’ reasoning and all other information presented in this section are forward-looking in nature and, therefore, should be read in light of the factors discussed under the heading “Cautionary Statement Regarding Forward-Looking Statements.”

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Dilution

The number of issued and outstanding shares of our common stock will be significantly increased by the issuance of the Acquisition Shares. As of July 31, 2014, 16,456,911 shares of our common stock were outstanding of 50,000,000 total authorized shares.  At the closing of the Acquisition, we will issue 3,300,501 of the Acquisition Shares as payment of the stock portion of the fixed purchase price, which will increase the number of outstanding shares of our common stock (as of July 31, 2014) by approximately 20%.  If we issue the 43,200 of the Acquisition Shares after the closing as reimbursement for certain of IVG’s inventory that is not part of the Acquisition and we issue all of the remaining 5,045,792 of the Acquisition Shares for Earn-Out payments then the number of outstanding shares of our common stock (as of July 31, 2014 and after giving effect to the issuance of the 3,300,501 of the Acquisition Shares at closing) will increase by approximately 26%. If the maximum number of Acquisition Shares (8,389,493) is issued under the Asset Purchase Agreement then the number of outstanding shares of our common stock will  increase (as of July 31, 2014) by approximately 51%. As a result, the percentage ownership interest that your shares represent in Vapor will be significantly reduced.

Material U.S. Federal Income Tax Consequences

We have not obtained a tax opinion from legal counsel or tax experts on the Acquisition. The Acquisition is intended for federal income tax purposes to qualify as one or more reorganizations within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended, and the regulations promulgated thereunder. Based on the provisions of the Internal Revenue Code of 1986, as amended, existing United States Treasury regulations promulgated thereunder and administrative and judicial interpretations thereof, all as in effect as of the date hereof and all of which are subject to change (possibly with retroactive effect), we do not believe that the Acquisition will give rise to the recognition of gain or loses to us or our stockholders for U.S. federal income tax purposes.  The foregoing summary is for general information only and does not discuss any state, local, foreign or other tax consequences.

Anticipated Accounting Treatment

The Company anticipates accounting for the transaction as a business combination using the acquisition method of accounting for financial accounting purposes, whereby the estimated purchase price will be allocated to the assets and liabilities of IVG based on their estimated fair values on the closing date of the Acquisition, following Financial Accounting Standards Board Accounting Standards Codification Topic 805, Business Combinations.

No Appraisal Rights

Holders of our common stock will not have appraisal rights under the Delaware General Corporation Law in connection with the Acquisition or the issuance of the Acquisition Shares pursuant to the Asset Purchase Agreement.

THE ASSET PURCHASE AGREEMENT

The following is a summary of the material terms of the Asset Purchase Agreement, as amended by the First Amendment to the Asset Purchase Agreement.  Copies of the Asset Purchase Agreement and the First Amendment to the Asset Purchase Agreement are attached as Exhibits A-1 and A-2, respectively, to this Information Statement and are incorporated by reference into this Information Statement. The following summary does not purport to be complete and is qualified in its entirety by reference to the Asset Purchase Agreement and the First Amendment to the Asset Purchase Agreement. You should refer to the full text of the Asset Purchase Agreement and the First Amendment to the Asset Purchase Agreement for details of the Acquisition and the terms and conditions of the Asset Purchase Agreement, as amended by the First Amendment to the Asset Purchase Agreement.

Also set forth below are summaries of the material terms of the Employment Agreements between Acquisition Sub and Nicolas Molina and David Epstein, the principal owners of International Vapor Group, and the Registration Rights Agreement.  Copies of the Employment Agreements are attached as Exhibit B-1 and Exhibit B-2 to this Information Statement and are incorporated by reference into this Information Statement. A copy of the Registration Rights Agreement is attached as Exhibit C to this Information Statement and is incorporated by reference in this Information Statement.  These summaries do not purport to be complete and are qualified in their entirety by reference to the Employment Agreements and the Registration Rights Agreement, as applicable. You should refer to the full text of the Employment Agreements and the Registration Rights Agreement for details of the terms and conditions of these Agreements.

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Description

Pursuant to Asset Purchase Agreement, the Company through Acquisition Sub will purchase IVG’s online, wholesale and retail operations by acquiring substantially all of IVG’s assets and assuming certain of IVG’s liabilities in the Acquisition.

IVG’s online, wholesale and retail operations are sometimes referred to herein as the “Acquired Business.”

Acquired Assets and Assumed Liabilities

The acquired assets will consist of substantially all of IVG’s assets relating to the Acquired Business, including inventory (other than certain excluded inventory), accounts receivable, leasehold interests and intellectual property.  The acquired assets also include International Vapor Group’s ownership interests in its wholly-owed subsidiary through which it conducts its retail operations.  The acquired assets will not include excluded assets, such as IVG’s cash and merchant reserves.

The assumed liabilities will consist of all liabilities of IVG except retained liabilities. IVG will continue to be responsible for the retained liabilities after the closing of the Acquisition. Retained liabilities include, among others:

●
all liabilities of IVG relating to or arising from indebtedness for borrowed money (estimated to be $1,300,000), any liabilities of the owners of International Vapor Group for any federal, state, local or foreign income taxes in respect of the Acquired Business arising or related to any period prior to the closing date of the Acquisition;

●
any liabilities of IVG or any other person or entity for sales and use and payroll taxes related to the Acquired Business or acquired assets for all tax periods ending on or prior the closing date of the Acquisition and for that portion of any straddle period allocable to the portion of such period ending on the closing date of the Acquisition (to the extent not included in the calculation of IVG’s estimated net working capital at closing);

●	all unknown liabilities up to $2,000,000;

●	all liabilities relating to a finder’s fee agreement to which International Vapor Group is a party; and

●	all liabilities relating to third party claims based on trademark infringement relating to the Acquired Business’ pre-closing use of the Vapor Zone® brands.

Purchase Price

Under the terms of the Asset Purchase Agreement, the “Purchase Price” will be the sum of (x) $20,800,000 (the “Fixed Purchase Price”) plus (y) an earn-out aggregating up to a maximum of $29,200,000 (the “Earn-Out”).

Fixed Purchase Price

At the closing of the Acquisition, the Company will, through Acquisition Sub, pay the Fixed Purchase Price as follows: (i) $1.7 million in cash less any estimated net working capital shortfall if IVG’s net working capital at closing is less than negative $50,000 and (ii) $19.1 million in 3,300,501 of the Acquisition Shares (the “Fixed Shares”, which number of shares represents the quotient of the $19.1 million divided by $5.787 per share (the 30-trading day weighted average closing price per share of the Company’s common stock, as reported on the OTC Bulletin Board preceding May 14, 2014, the date of the Asset Purchase Agreement)).

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Earn-Out

Payments of the Earn-Out are contingent and based upon the post-closing performance of IVG’s wholesale, online operations and retail operations. Earn-Out payments are limited to $29,200,000 in 5,045,792 shares of our common stock comprising the Acquisition Shares and will be determined as follows:

●
Wholesale Operations. An amount equal to 200% of the audited revenues generated from IVG’s wholesale operations for the twelve (12) full calendar month period beginning on the first day of the month following the month in which the closing date occurs (the “Earn-Out Start Date”);

●
Online Operations. An amount equal to 100% of the amount by which the aggregate audited revenues generated from IVG’s online operations and the online sales of the Company and its affiliates (other than IVG’s online operations for the twelve (12) full calendar month period beginning on the Earn-Out Start Date) exceed the aggregate audited revenues generated by IVG’s online operations and the online sales of the Company for the calendar year ended December 31, 2013 subject to certain exclusions; and

●
Retail Operations. $50,000 for each retail store that is opened by the Company or any of its affiliates directly, or by franchisees of any of the foregoing, during the twenty four (24) months following the Earn-Out Start Date (the “Measurement Period”) so long as at least 75% of such retail stores that are opened during the Measurement Period generate positive cash flow for any three (3) months within any consecutive six (6) month period after being opened during the later of the Measurement Period or the twelve (12) full calendar months after expiration of the Measurement Period subject to certain exclusions.

Payments of the Earn-Out if and when earned will be paid by the Company, through Acquisition Sub, with up to 5,045,792 of the Acquisition Shares (the number of which will be equal to the quotient of an Earn-Out payment divided by $5.787 per share).

The Earn-Out, if any, shall be paid directly to the owners of International Vapor Group. 43.17% of the Earn-Out shall be paid to the owners of International Vapor Group pro rata based upon their respective ownership percentages, 40.28% of the Earn-Out shall be paid to Nicolas Molina pursuant to the terms of his Employment Agreement and 16.55% of the Earn-Out shall be paid to David Epstein pursuant to the terms of his Employment Agreement.  Messrs. Molina’s and Epstein’s Employments Agreements are described below under the heading “–Employment Agreements.”

In the event Acquisition Sub material breaches certain covenants regarding the operation of the Acquired Business after the closing of the Acquisition and such breach is either uncurable or is not cured after a 30-day notice and cure period, then the entire unpaid portion of the maximum amount of the Earn-Out ($29,200,000) from and after the date of such uncured material breach shall be deemed earned and payable in full to the owners of International Vapor Group within 10 business days thereafter.

As described below under “–Post-Closing Covenants-Noncompetition” and “–Employment Agreements”, the Earn-Out, in part, is subject to forfeiture by Messrs. Molina and Epstein and the other owners of International Vapor Group under limited circumstances.

Reimbursement for Certain Excluded Inventory

The Company may issue up to $250,000 in 43,200 shares of its common stock comprising the Acquisition Shares (which number of shares represents the quotient of the $250,000 divided by $5.787 per share) after the closing as reimbursement for certain of IVG’s inventory bearing the Vapor Zone® brand that is not part of the Acquisition to the extent IVG is not able to sell such inventory within 120 days after the closing of the Acquisition.

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Escrow

At the closing of the Acquisition, 453,430 shares of the Fixed Shares with a value of $2,624,000 will be deposited into escrow with a mutually acceptable escrow agent and will remain in escrow generally for a period of 27 months following the closing as a non-exclusive source to secure certain of IVG’s and International Vapor Group’s owner’s indemnification obligations under the Asset Purchase Agreement.  345,602 of these 453,430 shares that are to be deposited into the escrow are referred to herein as the “General Escrow Shares.”  107,828 of these 453,430 shares that are to be deposited into the escrow are referred to herein as the “Special Escrow Shares.”  In addition, 17,280 shares of the Fixed Shares with a value of $100,000 will be deposited into escrow following the closing as an exclusive source to reimburse the Company for up to $100,000 of post-closing costs its incurs for rebranding certain aspects of the Acquired Business.  These 17,280 shares of the Fixed Shares that are deposited into the escrow are referred to herein as the “Rebranding Escrow Shares.”

Representations and Warranties

The Asset Purchase Agreement contains generally customary representations and warranties of each of IVG, International Vapor Group’s owners, the Company and Acquisition Sub. Certain of these representations and warranties in the Asset Purchase Agreement are qualified as to “materiality” or “material adverse effect” or “knowledge.” Further, certain of these representations and warranties are qualified by information in confidential disclosure schedules that the parties exchanged in connection with signing the Asset Purchase Agreement. While we do not believe that the schedules contain information securities laws require us to publicly disclose other than information that has already been so disclosed, the disclosure schedules contain information that modifies, qualifies and creates exceptions to the representations and warranties set forth in the Asset Purchase Agreement. Accordingly, you should not rely on the representations and warranties as characterizations of the actual state of facts, since they are modified in important part by the underlying disclosure schedules. Moreover, information concerning the subject matter of the representations and warranties may have changed since the date of the Asset Purchase Agreement, which subsequent information may or may not be fully reflected in our public disclosures.

IVG’s representations and warranties relate to, among other things:

●	due organization, good standing and the requisite corporate power and authority to carry on the Acquired Business;

●	corporate power and authority to enter into, and consummate the transactions under, the Asset Purchase Agreement, the enforceability of the Asset Purchase Agreement;

●	capitalization;

●	ownership of the acquired assets;

●
the absence of violations of, or conflicts with, IVG’s governing documents, certain agreements, and applicable law of IVG as a result of entering into and performing IVG’s obligations under the Asset Purchase Agreement;

●	financial statements;

●	the absence of required governmental and third party consents in connection with the execution, delivery and performance of the Asset Purchase Agreement;

●	absence of undisclosed liabilities;

●	absence of certain changes or events;

●	inventories;

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●	customers and suppliers;

●	tax matters;

●	employee benefit matters;

●	environmental matters;

●	certain material contracts and the absence of any default under such contracts;

●	the absence of legal proceedings, investigations and governmental orders;

●	compliance with applicable laws and permits and regulatory matters; and

●	intellectual property.

The Company’s and Acquisition Sub’s representations and warranties relate to, among other things:

●	due organization, good standing and requisite corporate power and authority to carry on their respective business;

●	corporate power and authority to enter into, and consummate the transactions under, the Asset Purchase Agreement, the enforceability of the Asset Purchase Agreement;

●	capitalization;

●	the Acquisition Shares;

●	the absence of required governmental and third party consents in connection with the execution, delivery and performance of the Asset Purchase Agreement;

●	financial statements; and

●	filings with the SEC.

Pre-Closing Covenants and Agreements

Conduct of the Acquired Business Prior to Closing

During the period between the date of the Asset Purchase Agreement and the closing of the Acquisition, IVG has agreed, and the owners of International Vapor Group have agreed to cause IVG, to conduct the Acquired Business in the ordinary course consistent with past practice and use commercially reasonable efforts to keep available the services of present employees and salespersons and best efforts to preserve the goodwill, reputation and present relationships with suppliers, customers, licensors and others with which it has business relations other than actions taken with the Company’s prior written consent.

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Exclusivity Prior to Closing

During the period between the date of the Asset Purchase Agreement and the closing of the Acquisition, IVG and the owners of International Vapor Group have agreed that they shall not, or they shall not permit their respective shareholders, officers, directors, advisors, agents or affiliates to:

●
encourage, initiate, solicit, entertain, negotiate, accept or discuss, directly or indirectly, any proposal or offer by a third party regarding (i) the sale of all or any material assets of IVG (other than the sale of inventory in the ordinary course of business consistent with past practice) or (ii) any sale of capital stock, merger, consolidation, public offering, recapitalization or other similar transaction involving IVG; or

●
provide any non-public financial or other confidential or proprietary information regarding IVG and/or Acquisition Sub to any person or entity (other than to the Company or Acquisition Sub or their respective representatives), or take any other action to facilitate any inquiries or the making of any proposal that constitutes, or would reasonably be expected to result in, a third party acquisition contemplated above.

Further, IVG and the owners of International Vapor Group have agreed to immediately notify Vapor and Acquisition Sub if it or any of its representatives receives after the date of the Asset Purchase Agreement any indications of interest, requests for information or offers in respect of an acquisition proposal, and communicate to the Company and Acquisition Sub in reasonable detail the terms of any such indication, request or proposal (including the identity of such third party), and provide the Company and Acquisition Sub with copies of all written communications relating to any such indication, request or proposal.

Loans Prior to Closing

During the period between the date of the Asset Purchase Agreement and the closing of the Acquisition, the Company has agreed to provide International Vapor Group with up to $200,000 of purchase order inventory financing at an annual interest rate of 8% and secured by the inventory and related accounts receivable.  Also, the Company, at its discretion, has agreed to provide International Vapor Group with up to $500,000 of secured loans at an annual interest rate of 8% and personally guaranteed by the principal owners of International Vapor Group, namely Nicolas Molina, David Epstein and David Herrera, based on International Vapor Group’s submission of valid invoices for (i) certain inventory, (ii) attendance at trade shows and (iii) capital expenditures for the retail operations.  No more than $200,000 of these secured loans may be used for expenses incurred under clauses (ii) and (iii) of the preceding sentence.

At the closing of the Acquisition, all then outstanding loans will be included in the assumed liabilities and all asset acquired with such loan proceeds will be included in the acquired assets.  If the Asset Purchase Agreement is terminated for any reason, all then outstanding loans will be due and payable to the Company without any right of offset of any nature six (6) months after the termination of the Purchase Agreement without closing the Acquisition.

As of the date of this Information Statement, the Company has made loans to International Vapor Group in the aggregate principal amount of $500,000.

Rebranding

The Company and International Vapor Group have agreed that prior to the closing of the Acquisition the Acquired Business will cease using the Vapor Zone® brands (the “Discontinued Brand”) and the Acquired Business, as necessary, will be rebranded with one or more new brands mutually agreed upon by the parties.  In this regard, International Vapor is obligated to use commercially reasonable efforts to resolve, through settlement, litigation or otherwise, any and all third party claims filed in court and still prosecutable (whether or not pending before any such court) against IVG at or prior to the closing of the Acquisition arising from a claim that the Acquired Business’ use of the Discontinued Brand infringes on or is likely to cause confusion with another’s mark or trade name, at International Vapor Group’s sole cost and expense, subject under certain circumstances to the prior written approval of the Company.  In addition, prior to the closing of the Acquisition, International Vapor Group is obligated, at its sole cost and expense, to actively advertise and brand market the new brand(s) in the  ordinary course of business consistent with its past practice of advertising and brand marketing the Discontinued Brand, and in addition to such ordinary course advertising and brand marketing, International Vapor Group is obligated, at its sole cost and expense, to actively advertise and brand market the new brand(s) by incurring costs and expenses up to, but not in excess of,  $50,000.

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To the extent International Vapor Group does not complete the rebranding of the Acquired Business before the closing of the Acquisition, International Vapor Group is required to reimburse the Company for up to $100,000 of certain rebranding costs the Company incurs after the closing by releasing to the Company all or portion of the Rebranding Escrow Shares with a value equal to such rebranding costs.

The foregoing rebranding of the Acquired Business is referred to herein as the “Rebranding.”

Real Estate Leases for New Retail Stores

Prior to the closing of the Acquisition, the Company has agreed to enter into up to ten (10) real estate leases for new retail stores that IVG desires to add to its retail operations and fund up to $41,000 of the associated lease security deposits and expenses for the build out of each such retail store.  The Company is required to obtain the approval of International Vapor Group before it funds any of the associated expenses for the build out of any such retail store.   If the Acquisition closes, any such real estate lease then in effect shall be included in the acquired assets and assumed liabilities, and each associated retail store shall be deemed a retail store opened during the Measurement Period for purposes of the calculation of the Earn-Out for IVG’s retail operations whether opened before or after the closing date.  If the Asset Purchase Agreement is terminated for any reason then the Company shall retain each such real estate lease then in effect and operate the associated retail store, in its sole and absolute discretion, either as (x) a franchised store of International Vapor Group pursuant to the franchise agreement then in use by International Vapor Group or (y) a non-franchised store, independent from International Vapor Group in any manner the Company deems appropriate, provided that the store is not permitted to use the Discontinued Brand or the new brand(s).

As of the date of this Information Statement, the Company has entered into 8 real estates lease for new retail stores.

Conditions to Closing the Acquisition

The Company’s and Acquisition Sub’s obligations to close the Acquisition are subject to the satisfaction or waiver, if applicable, by each party at or prior to the closing of the following conditions:

●
The representations and warranties of IVG and the owners of International Vapor Group contained in the Asset Purchase Agreement shall be true and correct in all respects as of the closing with the same force and effect as though made on and as of the closing (other than those representations and warranties that address matters only as of a particular date or only with respect to a specific period of time, which need only be accurate as of such date or with respect to such period), except where the failure of such representations and warranties to be true and correct would not have a “seller/owner material adverse effect”;

●
IVG and the owners of International Vapor Group shall have performed and complied with, in all material respects, all covenants and agreements required by the Asset Purchase Agreement to be performed or complied with by any of them on or prior to the closing;

●	No fact, event or circumstance shall have occurred which has had or could reasonably be expected to have a “seller/owner” material adverse effect;

●	IVG shall have obtained the required approvals of third parties;

●	No law, judgment, injunction or order shall be enacted, promulgated, entered or enforced by any court or governmental authority which would prohibit consummation by such party of the Acquisition;

●
Acquisition Sub shall have received fully executed payoff letters or UCC-3 termination statements and other terminations, pay offs and/or releases, or, at Acquisition Sub’s option, assignments, necessary to terminate, release or assign, as the case may be, all liens on the properties of IVG (including the acquired assets) and evidence of the complete satisfaction in full of all outstanding debt of IVG, the acquired assets and/or the Acquired Business; and

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●
IVG and the owners of International Vapor Group shall have delivered or caused to be delivered certain certificates, agreements, documents and transfer and assignment instruments specified in the Asset Purchase Agreement.

IVG’s and the owners of International Vapor Group’s obligations to close the Acquisition are subject to the satisfaction or waiver, if applicable, by each party at or prior to the closing of the following conditions:

●
The representations and warranties of the Company and Acquisition Sub contained in Asset Purchase Agreement shall be true and correct in all respects as of the closing with the same force and effect as though made on and as of the closing (other than those representations and warranties that address matters only as of a particular date or only with respect to a specific period of time, which need only be accurate as of such date or with respect to such period), except where the failure of such representations and warranties to be true and correct would not have a “buyer/parent material adverse effect”;

●
The Company and Acquisition Sub shall have performed and complied with, in all material respects, all covenants and agreements required by the Asset Purchase Agreement to be performed or complied with by either of them on or prior to the closing;

●	No fact, event or circumstance shall have occurred which has had or could reasonably be expected to have a “buyer/parent” material adverse effect;

●	No law, judgment, injunction or order shall be enacted, promulgated, entered or enforced by any court or governmental authority which would prohibit consummation by such party of the Acquisition;

●
The Company shall have obtained the required approval of its stockholders for issuance of the Acquisition  Shares and NASDAQ’s approval of the listing of the Acquisition Shares on The NASDAQ Capital Market; and

●
The Company and Acquisition Sub, as applicable, shall have paid the cash portion of the Fixed Purchase Price and delivered the Fixed Shares portion of the Fixed Purchase Price and delivered or caused to be delivered certain certificates, documents and transfer and assignment instruments specified in the Asset Purchase Agreement.

Post-Closing Covenants

Confidentiality

After the closing of the Acquisition, IVG and the owners of International Vapor Group have agreed, severally and not jointly, that each such party will not, and each such party will use reasonable best efforts to cause such party’s affiliates and representatives not to, at any time directly or indirectly, without the prior written consent of the Company, disclose or use any confidential or proprietary information involving or relating to the Acquired Business, the acquired assets, the assumed liabilities or Acquisition Sub.

Noncompetition

Each of Nicolas Molina, David Epstein and David Herrera, the principal owners of International Vapor Group, have agreed, severally and not jointly, after the closing date through the five (5) year anniversary of the closing date, that neither he nor his affiliates will for his own account, jointly with another, or for or on behalf of any person or entity, directly or indirectly, anywhere in the world compete against the Acquired Business and otherwise interfere with the Acquired Business (including not soliciting employees, customers and suppliers and not making disparaging statements or communications).

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Should at anytime following the closing date any of Messrs. Molina, Epstein or Herrera intentionally and materially breach his obligations described above which breach causes material economic or reputational harm to the Acquired Business, then during the continuance of such breach, no portion of the Earn-Out otherwise payable to him then or in the future shall be paid to him.

Indemnification

International Vapor Group and its owners (severally, but not jointly, and ratably) have agreed to indemnify and hold harmless the Company and Acquisition Sub (and other covered persons) from any losses resulting from (a) any breach or inaccuracy in any of IVG’s and/or the owners’ representations and warranties, (b) any breach or violation of any of IVG’s and/or the International Vapor Group owners’ covenants or agreements that is to be performed either before, on or after the closing of the Acquisition, (c) any retained liabilities, including unknown liabilities and (d) any liabilities associated with (i) the pre-closing operations of International Vapor Group’s franchising subsidiary that are not retained liabilities, (ii) the pre- and post-closing operations of a certain subsidiary of International Vapor Group excluded from the Acquisition and/or (iii) the pre-closing actions of IVG or any International Vapor Group owner in connection with the Rebranding, and (e) any breach or violation of any covenant or agreement by IVG or any International Vapor Group owner  in connection with the Rebranding.

International Vapor Group’s and its owners’ indemnification obligations with respect to retained liabilities constituting unknown liabilities, including all unknown exceptions to the representations and warranties of IVG and the owners of International Vapor Group, in each case, to the extent arising out of unknown liabilities are subject to a maximum aggregate cap of $2 million.

International Vapor Group’s and its owners’ indemnification obligations after the closing of the Acquisition with respect to all breaches of any of the covenants under the Asset Purchase Agreement they are required to perform prior to the closing and with respect to all breaches of their representations and warranties under the Asset Purchase Agreement, in each case, to the extent such breaches do not arise from unknown liabilities, will be subject to a maximum aggregate cap of $4 million, provided, however, that (A) such $4 million cap shall not apply to breaches of the certain fundamental representations (i.e., representations and warranties with respect to authority, organization, enforceability, federal and state income taxes, sales and use taxes, payroll taxes, ownership of assets (other than intellectual property) and absence of brokers), (B) any indemnification claims made with respect to unknown liabilities that are counted against the $2 million cap referred to above shall also be counted against such $4 million cap and shall reduce the same on a dollar for dollar basis, and (C) breaches of the representation and warranty regarding International Vapor’s financial statements shall be subject to a cap of $6 million, provided further, however, that indemnification claims counted against the $4 million cap referred to above (including claims with respect to representations and warranties other than representations regarding the financial statements and claims in respect of unknown liabilities subject to the $2 million cap) shall also be counted against such $6 million cap and shall reduce the same on a dollar for dollar basis.

International Vapor Group’s and its owners’ indemnity obligations with respect to breaches of their fundamental representations will be limited to $20.8 million (i.e., the Fixed Purchase Price), except that such cap, and the other caps referred to above, shall not apply in the event of IVG’s and the owners’ fraud with respect to their representations and warranties in the Asset Purchase Agreement.  A basket equal to $375,000 shall apply before the Company and Acquisition Sub can recover for an  indemnification claim against IVG and the owners with respect to breaches of representations and warranties and/or breaches of their covenants under the Asset Purchase Agreement required to be performed prior to the closing of the Acquisition, which basket constitutes a true deductible with respect to all covenants to be performed prior to the closing and all representations and warranties other than the  fundamental representations, and a first dollar (i.e., “tipping”) basket with respect to the fundamental representations.

International Vapor Group’s and its owners’ indemnification obligations with respect to breaches of their and IVG’s covenants that are to be performed after the closing of the Acquisition will be uncapped, provided, however, that a breach of such covenants by one owner that was not directed or consented to by IVG or the other owners, or a breach by an owner with respect to representations or warranties that he/it makes solely about him/itself, shall not be imputed to IVG or such other owners, such that the Company and Acquisition Sub shall only have a right to claim indemnification from such breaching owner (subject, however, to the limitations described above, including the caps with respect to representations and warranties).

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The indemnification obligations of International Vapor Group and its owners under the Asset Purchase Agreement shall constitute the sole and exclusive remedy and recourse of the Company and Acquisition Sub against International Vapor Group and/or the owners after the closing with respect to all liabilities that arose prior to the closing and with respect to any and all breaches by IVG and the owners under the Asset Purchase Agreement, other than with respect to fraudulent misrepresentation by IVG or the owners and other than the Company’s and Acquisition Sub’s right to specific performance with respect to any intentional violations of IVG’s and the owners’ obligation to close or any violations of IVG or the owners’ covenants to be performed after the closing of the Acquisition.

All indemnification obligations described above will be satisfied, first, from the General Escrow Shares except to the extent that an owner and/or International Vapor Group shall elect, at his/its sole option, to satisfy their respective portion with cash.  To the extent that the General Escrow Shares shall have been released or fully exhausted and, therefore, shall be insufficient to satisfy a properly asserted indemnification claim (subject to all applicable caps and limitations as described above), the Company and Acquisition Sub will have (except to the extent that any owner or International Vapor Group elects to satisfy the same with cash) a right of offset against any earned portion of the Earn-Out or, if either no such earned portion of the Earn-Out payments shall be available to satisfy such claim or no portion of the Earn-Out is earned, International Vapor Group and the owners shall satisfy such indemnification claim by, at their sole option, either a tender of Acquisition Shares or a cash payment to Acquisition Sub.

International Vapor’s and the owners’ indemnification obligations described above expire as follows: (i) in the case of breaches of the fundamental representations or covenants to be performed after the closing of the Acquisition, the expiration of the applicable statute of limitations following the closing with respect to such representation or covenant, (ii) in the case of (1) breaches of IVG’s and/or the International Vapor Group owners’ representations and warranties (other than the fundamental representations or the representations regarding the financial statements), (2) breaches of IVG’s and/or the International Vapor Group owners’ covenants required to be performed prior to closing of the Acquisition, and (3) unknown liabilities, the expiration of the two-year period following closing, and (iii) in the case of breaches of the representations regarding the financial statements, the expiration of the twenty-seven (27) month period following closing.

In addition to International Vapor Group’s and its owners’ indemnification obligations described above, International Vapor Group and its owners have agreed to indemnify (severally, but not jointly, and ratably) the Company and Acquisition Sub (and other covered persons) from any losses resulting from any (i) liabilities arising from a certain third party finder’s fee agreement to which International Vapor Group is a party (the “Finder’s Fee Indemnity”) and (ii) all liabilities arising from third party claims filed in court and still prosecutable (whether or not pending before any such court) against IVG at or prior to the closing of the Acquisition arising from a claim that the Acquired Business’ use of the Discontinued Brand infringes on or is likely to cause confusion with another’s mark or trade name (the “DB Indemnity”).

International Vapor Group’s and its owners’ indemnification obligations for the Finder’s Fee Indemnity are uncapped and survive until expiration of the applicable statute of limitations.  International Vapor Group’s and its owners’  indemnification obligations for the Finder’s Fee Indemnity will be satisfied, first, from the Special Escrow Shares (as increased to include 3% of the aggregate number of Earn-Out Shares constituting each Earn-Out payment) except to the extent that any of them elect, at his/its sole option, to satisfy their respective portion with cash.  To the extent that the Special Escrow Shares have been fully exhausted and, therefore, are insufficient to satisfy a properly asserted Finder’s Fee Indemnity claim Acquisition Sub will have (except to the extent International Vapor or any of its owners  elect to satisfy the same with cash) a right of offset against any earned but unpaid portion of the Earn-Out payments or  if no such earned but unpaid portion of the Earn-Out payments is available to satisfy such claim  or no portion of the Earn-Out  is then earned, International Vapor Group and owners will satisfy such indemnification claim by, at their option, either a tender of Acquisition Shares or a cash payment to Acquisition Sub.

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International Vapor Group’s and its owners’ indemnification obligations for the DB Indemnity are uncapped and survive until expiration of the applicable statute of limitations.  International Vapor Group’s and its owners’ indemnification obligations for the DB Indemnity will be satisfied with cash payments.

The Company’s and Acquisition Sub’s indemnification obligations to IVG and the owners are substantially identical to those of International Vapor Group’s and the owners’ indemnification obligations to the Company and Acquisition Sub described above before the Finder’s Fee Indemnity and the DB Indemnity except, for example,  that (i) there is no basket or limitation on the survival period with respect to Acquisition Sub’s assumption of assumed liabilities and (ii) Acquisition Sub is required to satisfy all indemnity claims for its assumption of assumed liabilities in cash.

Termination; Break-Up Fees and Expense Reimbursement

The Asset Purchase Agreement many be terminated at any time prior to the closing of the Acquisition as follows:

●	by mutual written consent of the Company and the International Vapor Group;

●
by the Company or International Vapor Group in writing, without liability of such party on account of such termination if the closing of the Acquisition shall has not occurred on or before September 30, 2014 due to no fault of the terminating party;

●
by Acquisition Sub, if there has been a breach of or failure to perform any representation, warranty, covenant, or agreement set forth in the Asset Purchase Agreement on the part of IVG or any owner, and such failure or breach cannot be cured or, if curable, shall continue unremedied for a period of 30 days after IVG has received written notice from Acquisition Sub of the occurrence of such failure or breach such that the closing conditions for IVG specified in the first, second and third bullet points of the first paragraph under “–Conditions to Closing the Acquisition” will not or cannot be satisfied; or

●
by International Vapor Group, if there has been a breach of or failure to perform any representation, warranty, covenant, or agreement set forth in the Asset Purchase Agreement on the part of the Company or Acquisition Sub, and such failure or breach cannot be cured or, if curable, shall continue unremedied for a period of 30 days after Acquisition Sub has received written notice from Acquisition Sub of the occurrence of such failure or breach such that the closing conditions for the Company or Acquisition Sub specified in the first, second and third bullet points of the second paragraph under “–Conditions to Closing the Acquisition” will not or cannot be satisfied.

If the Asset Purchase Agreement is terminated by International Vapor Group because the Company has willfully and intentionally breached the Asset Purchase Agreement, which includes the failure of the Company’s stockholders to approve the issuance of the Acquisition Shares, then the Company is required to pay International Vapor Group a $500,000 break-up fee in cash within two (2) business days following the date of termination of the Asset Purchase Agreement. International Vapor Group is equally required to pay the Company a $500,000 break-up fee in cash if the Company terminates the Asset Purchase Agreement because IVG or International Vapor Group’s owners have willfully and intentionally breached the Asset Purchase Agreement.

If the Asset Purchase Agreement is terminated by either International Vapor Group or the Company because the non-terminating party breached the Asset Purchase Agreement  and such breach was unintentional then the non-terminating party is required to reimburse the terminating party for all out-of-pocket fees and expenses incurred by the terminating party up to a maximum of $300,000.

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Employment Agreements

Acquisition Sub and the principal owners of International Vapor Group Nicolas Molina and David Epstein have entered into Employment Agreements, which will become effective at the closing of the Acquisition, pursuant to which Messrs. Molina and Epstein will join the management team responsible for IVG’s continuing online, wholesale and retail operations. Pursuant to their respective Employment Agreements, Mr. Molina will serve as Senior Vice President of Retail & eCommerce and Mr. Epstein will serve as Vice President of Wholesale.  Each Employment Agreement provides for an initial term of employment beginning on the date of closing the Acquisition and ending upon the earlier of expiration of 12 months after the Measurement Period or the date Earn-Out payments under the Asset Purchase Agreement are no longer payable for any reason whatsoever and, unless earlier terminated, the term of employment shall be automatically renewed for successive 1-year renewal terms unless either party sends written notice of nonrenewal on or before the 90th day prior to expiration of the initial term or any such renewal term. Mr. Molina’s annual base salary will be $182,000 and Mr. Epstein’s annual base salary will be $159,000. If either Messrs. Molina’s or Epstein’s employment is terminated by Acquisition Sub without “cause” or by him for “good reason” then such employee will be entitled to severance payments based on the amount of his base salary then in effect for a period of 90 days after the termination date if the termination date occurs during the first year of the initial term or 180 days after the termination date if the termination date occurs during or after the second year of the initial term or thereafter during any renewal term.  Further, upon either Messrs. Molina’s or Epstein’s termination of employment as described in the preceding sentence, the then unpaid portions of the Earn-Out allocable to such employee as an owner of International Vapor Group and under his Employment Agreement shall be deemed earned and payable to him and the then unpaid portion of the Earn-Out that is allocable to the other owners of International Vapor Group shall also be deemed earned and payable to such other owners.

Any portion of the amount of any Earn-Out that Messrs. Molina or Epstein would otherwise be entitled to receive shall not be payable to him if he is not employed by Acquisition Sub or any subsidiary or affiliate thereof at the time that a portion of the Earn-Out is payable (provided that he shall be deemed still employed at any such time notwithstanding the termination of his employment (i) by reason of his death or incapacity, (ii) by such employer in the absence of “cause,” or (iii) by him for “good reason”, in each case as determined under his Employment Agreement).

Registration Rights Agreement

At the closing of the Acquisition, the Company is required to enter into a Registration Rights Agreement with International Vapor Group and its owners, pursuant to which the Company will be required to file one or more shelf registration statements with the Securities and Exchange Commission (the “Commission”) registering for resale by International Vapor Group and its owners of the Acquisition Shares. The Company is required to file an initial shelf registration statement with the Commission within 60 days of the closing and thereafter use commercially reasonable efforts to cause such initial shelf registration statement to be declared effective by the Commission within 45 days after the date of filing. After the Measurement Period for the Earn-Out, the stockholder representatives under the Registration Rights Agreement may, upon written demand, require the Company to file one or more additional shelf registration statements with the Commission within 60 days after each such written demand and thereafter the Company is required to use commercially reasonable efforts to cause each such additional shelf registration statement to be declared effective by the Commission no later than 60 days after the date of filing. The stockholder representatives may elect to distribute any shares covered by any such written demand in an underwritten public offering and select the investment banking firm or firms to act as the managing underwriter or underwriters in connection with such offering subject to the Company’s reasonably consent. In addition to the foregoing, the Company is required to grant piggyback registration rights to the holders of registrable securities under the Registration Rights Agreement anytime it undertakes an underwritten offering of its common stock subject to certain limitations.

All expenses incident to the initial shelf registration, any demand registration or piggyback registration effected pursuant to the Registration Rights Agreement and the Company’s performance of or compliance with the Registration Rights Agreement will be borne by the Company, including without limitation all registration and filing fees, fees and expenses of compliance with securities or blue sky laws, duplicating and printing expenses, messenger and delivery expenses, and fees and disbursements of the Company’s counsel and all independent certified public accountants, underwriters (excluding discounts and commissions) and other persons retained by the Company. In addition, in connection with any demand or piggyback registration, the Company will bear its internal expenses and reimburse the holders of registrable securities covered by such registration for the reasonable fees and disbursements of one counsel chosen by the stockholder representatives. Each holder of securities included in any registration pursuant to the Registration Rights Agreement will pay any underwriters’ discount or commission, and any other expenses incurred by such holder which are not borne by the Company as provided above, including any fees and expenses of counsel retained by such holder.

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INFORMATION ABOUT IVG

Brief Description of the Business

IVG sells electronic cigarettes and vaporizers principally manufactured in China and e-liquids manufactured in the United States under theVaporFI™, South Beach Smoke® and EverSmoke® brands primarily to customers located throughout the United States through its online operations. IVG’s corporate headquarters and distribution center are located in Miami Lakes, Florida.  During 2013, IVG initiated its retail operations by opening retail stores in South Florida. For the years ended December 31, 2013 and 2012, online sales represented 95% and 99% of IVG’s sales, respectively.

International Vapor Group, the parent company, was formed on October 31, 2012 as a Delaware corporation. On November 19, 2012, International Vapor Group acquired all of the outstanding capital stock of South Beach Smoke, Inc. and outstanding membership interests of Beach Wellness LLC, entities under common control, in exchange for 50,000 shares of its common stock.

Market Price of and Dividends on International Vapor Group’s Common Stock and Related Stockholder Matters

Stock Price History

International Vapor Group is a privately held company.  There is no trading market for International Vapor Group’s common stock.

Holders

As of July 31, 2014, International Vapor Group has 14 stockholders of record, all of whom are parties to the Asset Purchase Agreement.

Dividends

International Vapor Group did not declare or pay any cash dividends on its common stock during the fiscal years ended December 31, 2013 and 2012 and during the quarterly period ended March 31, 2014.

Securities Authorized for Issuance under Equity Compensation Plans

The following table provides information as of December 31, 2013 with respect to International Vapor Group’s non-qualified stock option plan, which was duly adopted by its stockholders on December 19, 2013. There are 5,495 shares of its common stock reserved for issuance under its equity incentive plan.

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants, and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plan (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	5,490	$73.55	5
Equity compensation plans not approved by security holders	—	$—	—
Total	5,490	$73.55	5

The Company is not assuming International Vapor Group’s non-qualified stock option plan or any of the options outstanding thereunder pursuant to the Asset Purchase Agreement.

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Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

None.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

You should read the following discussion together with IVG’s audited consolidated financial statements and the related notes and its unaudited condensed consolidated financial statements and the related notes included elsewhere in this Information Statement. This discussion contains forward-looking statements about IVG’s business and operations. IVG’s actual results may differ materially from those it currently anticipates as a result of many factors, some of which are the same as those affecting the Company set forth in the “Cautionary Note Regarding Forward-Looking Statements” included elsewhere in this Information Statement.

Results of Operations for the Three Months Ended March 31, 2014 Compared to the Three Months Ended March 31, 2013

Sales, net for the three months ended March 31, 2014 and 2013 were $3,673,588 and $5,427,892, respectively, a decrease of $1,754,304 or approximately 32.3%. The decrease in sales is primarily attributable to the discontinuation of certain online promotional campaigns of our home delivery for our rechargeable electronic cigarette kits net of increased sales of our Vapor Zone® vaporizer products and e-liquids. In the fourth quarter of 2013, IVG opened two Vapor Zone company-owned retail locations and also began selling vaporizer products through its new Vapor Zone website.  Due to a decrease in customer retention on one of IVG’s online promotional campaigns and the decreased demand for rechargeable e-cigarettes due to the increasing demand for vaporizers, tanks, and open-system vapor products that are marginalizing the e-cigarette category, IVG stopped promoting that online sales campaign after the second quarter of 2013 resulting in lower sales of about $2,000,000 in the first quarter of 2014. During the three months ended March 31, 2014, IVG continued to emphasize the eCommerce sales of several new e-vapor products that were introduced in the fourth quarter of 2013. IVG anticipates that the demand for e-vapor products will continue to increase, as users want products that have more advanced technology with higher performance and longer battery life.  During the three months ended March 31, 2014 five additional company-owned retail locations under IVG’s Vapor Zone brand were added to the two already in existence, expanding IVG’s South Florida presence into the Tampa Bay region.  IVG’s retail locations and associated website focuses on vaporizer products and the wide-ranging customization of premium USA made e-liquids, for which IVG anticipates demand to grow.

Cost of goods sold for the three months ended March 31, 2014 and 2013 were $1,301,238 and $1,849,677, respectively, a decrease of $548,439, or approximately 29.7%. The decrease is primarily due to the decrease in sales volume and product mix.  IVG’s gross margins decreased to 64.6% from 65.9% due to the change in product mix to wholesaler sales and an increase in sales incentives through Groupon, which both have lower gross margins than its traditional eCommerce sales.

Selling, general and administrative expenses for the three months ended March 31, 2014 and 2013 were $1,841,165 and $2,649,907, respectively, a decrease of $808,742 or approximately 30.5%. The decrease is primarily attributable to a decrease of $925,413 in affiliate sales commission expenses due to lower sales, net of an increase in payroll costs of $141,330 due to additional headcount attributable to the opening of seven retail stores.

Advertising expense was approximately $619,697 and $196,689 for the three months ended March 31, 2014 and 2013, respectively, an increase of $423,008 or approximately 215.1%. The increase is primarily due to the additional costs needed to grow awareness of IVG’s Vapor Zone brand and opening of its new retail store locations, which included a regional Super Bowl commercial and several other television, radio and print advertising campaigns.

Interest expense was approximately $4,645 and $4,313 for the three months ended March 31, 2014 and 2013, respectively. The 2014 interest expense was attributable to the $500,000 line of credit with interest payable at the prime rate plus 50 basis points, or 3.75% throughout the first quarter of 2014, and the 2013 interest expense was attributable to the loans from stockholders of $270,000 with interest payable at a fixed rate of 24.99%.

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Equity in loss of unconsolidated investee for the three months ended March 31, 2014 and 2013 were $16,387 and $66,114, respectively, a decrease of $49,727 or approximately 75.2%.  The decrease is primarily due to Management’s decision to forego trade show participation.

Net (loss) income for the three months ended March 31, 2014 and 2013 was ($109,544) and $661,192, respectively, as a result of the items discussed above.

Results of Operations for the Year Ended December 31, 2013 Compared to the Year Ended December 31, 2012

Sales, net for the years December 31, 2013 and 2012 were $14,951,152 and $10,518,977, respectively, an increase of $4,432,175 or approximately 42.1%. The increase in sales is primarily attributable to the success of certain online promotional campaigns related to our home delivery for our rechargeable electronic cigarette kits that commenced in December 2012 and the growth of affiliate-driven and eCommerce sales.  Sales, net of certain online promotional campaigns for IVG’s home delivery of rechargeable electronic cigarette kits for the years ended December 31, 2013 and 2012, were $3,460,233 and $188,640, respectively. Sales, net of the affiliate-driven and eCommerce sales for the years ended December 31, 2013 and 2012 were $11,537,414 and $10,362,630, respectively, an increase of $1,174,784, or approximately 11.3%.

Cost of sales for the years ended December 31, 2013 and 2012 was $4,508,314 and $3,799,723, respectively, an increase of $708,591, or 18.6%. The increase is primarily due to the increase in sales volume net of obtaining better pricing from major vendors. IVG’s gross margins increased to 69.8% from 63.9% due to the change in pricing.

Selling, general and administrative expenses for the years ended December 31, 2013 and 2012 were $8,043,335 and $5,366,970, an increase of $2,706,635 or 50.7%. The increase is primarily attributable to an increase of $493,805, or approximately 33.4% in affiliate sales commission expenses due to the increase in sales and an increase in payroll costs of $1,746,545 due to the hire of several key personnel for the continued and anticipated growth, including Vice President of Marketing, Vice President of Sales, Customer Sales Director, Network Administrator, Chief Technology Officer and Vice President of Supply Chain.

Advertising and promotion expense for the years ended December 31, 2013 and 2012 were $1,158,301 and $725,067, respectively, an increase of $433,234 or 59.8%. The increase in advertising is primarily attributable to the increase in online advertising of the online promotional campaigns related to the home delivery of IVG’s rechargeable electronic cigarette kits.

Interest expense for the years ended December 31, 2013 and 2012 were $21,399 and $0, respectively.  The 2013 interest expense was primarily attributable to the loan from stockholders, which had a fixed rate of 24.99%. The stockholder loans were repaid in three equal payments in May June and July of 2013.

Equity in loss of unconsolidated investee for the years ended December 31, 2013 and 2012 were $139,374 and $0, respectively.  The loss in 2013 is primarily due to trade show participation and management fees.

Net income for the years ended December 31, 2013 and 2012 were $1,080,429 and $657,217, respectively, an increase of $423,212 as a result of the items discussed above.

Liquidity and Capital Resources

IVG is not aware of any factors that are reasonably likely to adversely affect liquidity trends.  IVG is not involved in any hedging activities and had no forward exchange contracts outstanding at March 31, 2014.  In the ordinary course of business we enter into purchase commitments by issuing purchase orders, which may or may not require vendor deposits.  These transactions are recognized in our condensed consolidated financial statements included elsewhere in this Information Statement  in accordance with GAAP.

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IVG’s liquidity and capital resources have decreased as a result of the cash used in investing activities for the purchase of fixed assets for the retail stores it has opened and net operating losses it incurred during the quarter ended March 31 2014.  As described in note 9 to the condensed consolidated financial statements of IVG included elsewhere in this Information Statement, on May 14, 2014, IVG entered into the Asset Purchase Agreement with IVGI Acquisition, Inc. a newly formed wholly-owned subsidiary of Vapor Corp. (the “Buyer”), pursuant to which the Buyer will purchase the Acquired Business by acquiring substantially all of IVG’s assets and assuming certain of IVG’s liabilities in an asset purchase transaction. Upon consummation of the transaction the working capital of the Acquired Business will increase when the Acquired Business is combined with the liquidity and capital resources of the Buyer. At March 31, 2014 IVG had working capital of $40,221 compared to $330,458 at December 31, 2013, a decrease of $290,237.

Although IVG can provide no assurances, it believes its cash on hand, anticipated cash flow from operations and funding from the Buyer will provide sufficient liquidity and capital resources to fund its business for at least the next twelve months.  In the event IVG continues to experience liquidity and capital resources constraints because of operating losses, greater than anticipated sales growth or otherwise,  IVG may need to raise additional capital in the form of equity and/or debt financing. If such additional capital is not available on terms acceptable to IVG or at all then IVG may need to curtail its operations and/or take additional measures to conserve and manage its liquidity and capital resources, any of which would have a material adverse effect on its business, results of operations and financial condition.

IVG’s net cash used in operating activities was $292,871 and $33,343 for the three months ended March 31, 2014 and 2013, respectively, an increase of $259,528.   IVG’s net cash used in operating activities for the three months ended March 31, 2014 resulted primarily from increases in prepaid expenses and vendor deposits for inventory to meet future customer demand, and decreases in accounts payable, accrued expenses and deferred revenue, net of decrease in accounts receivable, deposits and inventory which are attributable to its efforts to open new stores and increase sales.

IVG’s net cash used in investing activities was $235,427 and $203,353 for the three months ended March 31, 2014 and 2013, respectively, for purchases of property and equipment and investment in and advances to unconsolidated investee.

IVG’s net cash provided by financing activities was $621,027 and $218,2014 for the three months ended March 31, 2014 and 2013, respectively.  These financing activities relate to IVG’s borrowings under the line of credit and borrowings from International Vapor Group’s owners.

In the ordinary course of its business, IVG enters into purchase orders for components and finished goods, which may or may not require vendor deposits and may or may not be cancellable by either party. At March 31, 2014 and December 31, 2013, IVG do not have any material financial guarantees or other contractual commitments that are reasonably likely to have an adverse effect on liquidity.

Off-Balance Sheet Arrangements

IVG does not have any off-balance sheet arrangements.

Seasonality

IVG does not consider the Acquired Business to be seasonal.

Inflation and Changing Prices

Neither inflation or changing prices for the three and three months ended March 31, 2014 had a material impact on IVG’s operations.

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INFORMATION ABOUT THE COMPANY

Company Background

We design, market, and distribute electronic cigarettes, vaporizers, e-liquids and accessories under the Krave®, Fifty-One® (also known as Smoke 51), VaporX®, Hookah Stix® and Alternacig® brands. We also design and develop private label brands for our distribution customers. Third party manufacturers manufacture our products to meet our design specifications. We market our electronic cigarettes as an alternative to traditional tobacco cigarettes.

Electronic Cigarettes

“Electronic cigarettes” or “e-cigarettes” and “vaporizers” are battery-powered products that enable users to inhale nicotine vapor without smoke, tar, ash, or carbon monoxide. Electronic cigarettes look like traditional cigarettes and, regardless of their construction are comprised of three functional components:

●	a mouthpiece, which is a small plastic cartridge that contains a liquid nicotine solution;

●	the heating element that vaporizes the liquid nicotine so that it can be inhaled; and

●	the electronics, which include: a lithium-ion battery, an airflow sensor, a microchip controller and an LED, which illuminates to indicate use.

When a user draws air through the electronic cigarette and or vaporizer, the air flow is detected by a sensor, which activates a heating element that vaporizes the solution stored in the mouthpiece/cartridge, the solution is then vaporized and it is this vapor that is inhaled by the user. The cartridge contains either a nicotine solution or a nicotine free solution, either of which may be flavored.

Our Electronic Cigarettes

We offer disposable electronic cigarettes in multiple sizes, puff counts, styles, flavors and nicotine strengths; rechargeable electronic cigarettes that use replaceable cartridges (also known as “atomizers or cartomizers”); and rechargeable vaporizers for use with either electronic cigarette solution (“e-liquid”) or dry herbs or leaf.

Disposable electronic cigarettes feature a one-piece construction that houses all the components and is utilized until the nicotine or nicotine free solution is depleted.

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Rechargeable electronic cigarettes feature a rechargeable battery and replaceable cartridge (also known as a “atomizer or cartomizer”). The atomizers or cartomizers are changed when the solution is depleted from use.

Vaporizers feature a tank or chamber, a heating element and a battery. The vaporizer user fills the tank with e-liquid or the chamber with dry herb or leaf. The vaporizer battery can be recharged and the tank and chamber can be refilled.

Our Electronic cigarette solution and flavors

The electronic cigarette solution or e-liquid, is the chemical means through which electronic cigarettes and vaporizers, respectively, deliver nicotine, simulate the taste of tobacco and/or other flavors in addition to emulating the act of smoking by means of the electronic cigarettes “smoke like” discharge of vapor. We offer the electronic cigarette solutions, in different flavors and various nicotine strengths, in replaceable cartridges for our rechargeable e-cigarettes and in bottles for use in our vaporizers.

Our electronic cigarette solution and e-liquid is primarily made up of propylene glycol. Propylene glycol is a small hydroxy-substituted hydrocarbon with the chemical formula C3H8O2. Propylene glycol is on the list of chemicals that the FDA generally regards as safe. It is used in foods, pharmaceuticals, cosmetics and tobacco products.

We have begun developing a portfolio of flavor profiles for our array of electronic cigarette models and brands. Our management believes that our flavor profiles will serve to differentiate our products from other electronic cigarette brands. Our management intends to create brand recognition and loyalty based on the flavor profiles we develop and market. Moreover, in addition to serving to establish brand identity for our products based on taste, our management intends to manage the quality of our products and position us to comply with any government regulations and good manufacturing practices that may be issued for electronic cigarette products in the future. Also, by developing proprietary formulas, our management believes that we will be able to better control our supply chain and combat any future attempts to counterfeit our products. We cannot provide any assurance that we will be able to realize these goals.

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Our Brands

We sell our electronic cigarettes, vaporizers and e-liquids under several different brands, including Krave®, Fifty-One® (also known as Smoke 51), VaporX®, Hookah Stix® and Alternacig® brands. We also design and develop private label brands for our distribution customers. Our in-house engineering and graphic design teams work to provide aesthetically pleasing, technologically advanced affordable e-cigarette options. We have developed and trademarked or are preparing to commercialize additional brands which we currently and will market to new customers and demographics.

We offer a large variety of products in multiple sizes, puff counts, flavors and nicotine strengths and at various prices. The following table is illustrative.

Product Type	Size/ Puff Counts	Manufactured Suggested Retail Price
Disposable	King	$5.95
Disposable	King 2 pack	$9.95
Disposable	300	$9.95
Disposable	500	$12.95
Rechargeable	King	$19.95
Replacement Filters	5 King size	$9.95
Rechargeable	Standard	$19.95 to $79.95
Rechargeable	Deluxe	$89.95 to $189.95
Replacement Filters	5 Standard size	$12.95
Vaporizers	Liquid	$19.95 to $79.95
Vaporizers	Dry Herb	$129.95
E-Liquids	10 ml	$9.95

Each of these products are available for any of our brands and private label.

Our Improvements and Product Development

We have developed and trademarked or are preparing to commercialize additional products. We include product development expenses as part of our operating expenses. Product development expenses for the years ended December 31, 2013 and 2012 were approximately $174,000 and $159,000, respectively.

Flavor Profiles

We are developing new flavor profiles that are distinct to our brands. We believe that as the electronic cigarette industry matures, users of electronic cigarettes will develop, if they have not already, preferences for the product based not only on their quality, ability to successfully deliver nicotine, their battery capacity, smoke volume they generate, but on taste and flavor, like smokers do with their preferred brand of conventional tobacco cigarettes.

Soft Tip Filters

We have a patent pending for a soft-tip electronic cigarette filter, which more closely resemble the tactile experience of a traditional tobacco cigarette in a user’s mouth. There is no assurance that we will be awarded a patent for this filter. To date electronic cigarettes have been made of metal and hard plastic and do not offer users the same malleable feel as the cellulose filters of conventional tobacco cigarettes.

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Dynamo Powered Electronic Cigarette

We hold rights to a patent pending for the first electronic cigarette that can be re-charged by shaking the product. This Dynamo charging technology may eventually allow for continued use without having to recharge the electronic cigarette by plugging it into an electrical outlet. There is no assurance that a patent will be awarded for this technology.

Universal Fit Mouthpiece

We have a patent pending for a universal fit mouthpiece that can be used in conjunction with the battery section of most other popular electronic cigarette brands, allowing users of competing electronic cigarette products an easy way to try and transition to our cartridges. There is no assurance that a patent will be awarded for this technology.

Electronic Cigarette Air Flow Sensor Patent

We have a patent pending on a new configuration for the airflow sensors currently used in electronic cigarettes. The new configuration will allow the battery to be sealed to enhance the reliability and performance of the electronic cigarette. There is no assurance that we will be awarded a patent for this configuration.

Vaporizer Biometric Fingerprint Lock Sensor Patent

We have a patent pending for a biometric fingerprint lock sensor that can be used in vaporizers. The biometric fingerprint lock sensor will allow the owner of the vaporizer to keep the device locked and turned off unless the authorized user unlocks the device via fingerprint scan, protecting the device from use by another individual. This technology may be used to protect against minors being able to turn on the device and will also deem the devices unusable in the event the device is lost or stolen. There is no assurance that we will be awarded a patent for this technology.

Our Kits and Accessories

Our electronic cigarettes are available in kits that contain everything a user needs to begin enjoying their “vaping” experience. In addition to kits we sell replacement parts including batteries, refill cartridges or cartomizers that contain the liquid solution, atomizers, tanks and e-liquids. Our refill cartridges and e-liquids are available in various assorted flavors and nicotine levels (including cartridges without nicotine). In addition to our electronic cigarette and vaporizer products we sell an assortment of accessories, including various types of chargers including USB, car and home: carrying cases and lanyards.

The Market for Electronic Cigarettes

We market our electronic cigarettes and vaporizers as an alternative to traditional tobacco cigarettes. We offer our products in multiple nicotine strengths, flavors and puff counts. Because electronic cigarettes offer a “smoking” experience without the burning of tobacco leaf, electronic cigarettes offer users the ability to satisfy their nicotine cravings without smoke, tar, ash or carbon monoxide. In many cases electronic cigarettes may be used where tobacco-burning cigarettes may not. Electronic cigarettes may be used in some instances where for regulatory or safety reasons tobacco burning cigarettes may not be used. However, certain states, cities, businesses, providers of transportation and public venues in the U.S. have already banned the use of electronic cigarettes, while others are considering banning the use of electronic cigarettes. We cannot provide any assurances that the use of electronic cigarettes will not be banned anywhere traditional tobacco burning cigarette use is banned.

According to the U.S. Centers for Disease Control and Prevention, in 2010, an estimated 45.3 million people, or 19.3% of adults, in the United States smoke cigarettes. According to the Tobacco Vapor Electronic Cigarette Association, an industry trade group, more than 3.5 million people currently use electronic cigarettes in the United States. In 2011, about 21% of adults who smoke traditional tobacco cigarettes had used electronic cigarettes, up from about 10% in 2010, according to the U.S. Centers for Disease Control and Prevention. Annual sales of electronic cigarettes in the United States are estimated to increase to $1 billion in 2013 from $500 million in 2012. Annual sales of traditional tobacco cigarettes, according to industry estimates, were $80 billion in 2012.

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Advertising

Currently, we advertise our products primarily through our direct television marketing campaign, on the Internet, through trade magazine ads and through point of sale materials and displays at retail locations. We also attempt to build brand awareness through innovative social media marketing activities, price promotions, in-store and on-premise promotions, slotting fees (i.e., fees payable based on the number of stores at which our products are carried and sold), public relations and trade show participation. Our advertising expense as a percentage of sales for the year ended December 31, 2013 and 2012 has been approximately 8.7% and 16.7%, respectively. We intend to strategically expand our advertising activities in 2014 and also increase our public relations campaigns to gain editorial coverage for our brands. Some of our competitors promote their brands through print media and television commercials, and through celebrity endorsements, and have substantial resources to devote to such efforts. We believe that our and our competitors’ efforts have helped increase our sales, our product acceptance and general industry awareness.

Distribution and Sales

We offer our electronic cigarettes and vaporizers and related products through our online stores, to retail channels through our direct sales force, and through third party wholesalers, retailers and value-added resellers. Retailers of our products include small-box discount retailers, big-box retailers, gas stations, drug stores, convenience stores, tobacco shops and kiosk locations in shopping malls throughout the United States.  We also offer our electronic cigarettes and related products through our direct response television marketing efforts.  We do not currently offer our vaporizers through our director response television marketing efforts, though we may do so in the future.

When first introduced to the U.S. market, electronic cigarettes were predominantly sold online. In the past year brick and mortar sales of electronic cigarettes have eclipsed the on-line sales volumes in the U.S. market. Tobacco products, most notably cigarettes are currently sold in approximately 400,000 retail locations. We believe that future growth of electronic cigarettes is dependent on higher volume, lower margin sales channels, like the broad based distribution network through which cigarettes are sold. Thus, we are focusing on growing our retail distribution reach by entering into distribution agreements with large and established value added resellers and by focusing our sales efforts on regional and national retail chains. We currently have established relationships with several large retailers and national chains and in connection therewith we have agreed to pay slotting fees based on the number of stores our products will be carried in. These existing relationships are “at-will” and one of them is also “pay on scan” meaning that either party may terminate the relationship for any reason or no reason at all and, as to the “pay on scan” relationship, we only receive payment from the retailer after our product has been scanned for final sale by the retailer to its customer. We believe that these higher volume lower margin opportunities are critical towards broadening the reach and appeal of electronic cigarettes and we believe that as electronic cigarettes become more widely known and available, the market for our products will grow.

Distribution of our Products in Canada

Under our private label production and supply agreement with Spike Marks Inc./Casa Cubana, we have agreed to produce and supply to this customer such quantities of our electronic cigarettes bearing the customer’s trademark and other brand attributes as the customer orders for exclusive resale by the customer within the country of Canada.

The customer’s right to be the exclusive reseller of our products in Canada is conditioned upon the customer satisfying specified minimum annual and quarterly performance requirements. For the year ended December 31, 2013 and 2012, we had sales for distribution in Canada of $3,847,310 and $4,301,339, respectively. For the three months ended March 31, 2014 and 2013, we had sales for distribution in Canada of $373,119 and  $440,828, respectively.

Our private label production and supply agreement with this customer has a 3-year term that expires in December 2014, subject to automatic renewal for one additional 3-year term if the customer has satisfied certain specified minimum performance requirements. Either party may terminate the agreement early upon the other party’s bankruptcy, insolvency, dissolution or material breach of its obligations subject to a 30-day cure period.

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Business Strategy

Our business strategy leverages our ability to design market and develop multiple e-cigarette brands and to bring those brands to market through our multiple distribution channels.

We believe we were among the first distributors of electronic cigarettes in the U.S. Thus, we believe that our reputation and our experience in the electronic cigarette industry, both from a development, customer service and production perspective give us an advantage in attracting customers, specifically re-sellers who require ongoing support, reliable and consistent supply chains and mechanisms in place for supporting broad based distributors and big box retailers.

Moreover, we believe that our history with our suppliers, including the volume of products we source, gives us an advantage over other market participants as it relates to favorable pricing, priority as to inventory supply and delivery and first access to new products, including first access to next generation electronic cigarette products and technology.

We have targeted major retail chains to build brand awareness for our products. We sell products to major retail chains and in connection therewith we have agreed to pay slotting fees based on the number of stores at which our products will be carried and sold. We have submitted additional proposals to other additional large retail chains and anticipate that slotting fees and credit terms will be a requirement with each such customer.

We currently sell electronic cigarettes under several brands. Through our multi-brand strategy we develop products, packaging, accessories and electronic cigarette models that appeal to multiple demographic segments. Our electronic cigarettes are available in various puff counts, flavors  and nicotine levels, in addition to the traditional look and feel, which resemble traditional tobacco cigarettes. Our brand names and packaging are also developed to appeal to different customers.

In addition to our current product offering, we are developing new flavor profiles that are distinct and unique to our brands. We believe that as the electronic cigarette industry matures, users of electronic cigarettes will develop, if they have not already, preferences for our products based not only on their quality, ability to successfully deliver nicotine, their battery capacity, vapor volume they generate, but on taste and flavor, like smokers do with their preferred brand of conventional tobacco cigarettes. We also seek to differentiate our products through our own product development and product engineering efforts. We currently have a patent pending for a soft-tip electronic cigarette filter, which more closely resembles the tactile experience of a conventional tobacco cigarette in a user’s mouth. To date electronic cigarettes have been made of metal and hard plastic and do not offer users the same malleable feel as the cellulose filters of conventional tobacco cigarettes. We also have patent rights to the first electronic cigarette that can be re-charged by shaking the product, this Dynamo charging technology may eventually allow for continued use without having to recharge the electronic cigarette by plugging it into an electrical outlet.

Our goal is to achieve a position of sustainable leadership in the electronic cigarette industry. Our strategy consists of the following key elements:

●	develop new brands and engineer product offerings;

●	invest in and leverage our new and existing brands through marketing and advertising;

●	increase our presence in national and regional retailers;

●	expand our brand awareness through our web presence;

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●	introduce our products to the consumer through increased infomercial broadcasts;

●	develop continuity programs for our end user customers;

●	scale our distribution through strategic resale partnerships; and

●	align our product offerings and cost with market demand.

Competition

Competition in the electronic cigarette industry is intense. We compete with other sellers of electronic cigarettes, most notably Lorillard, Inc., Altria Group, Inc. and Reynolds American, Inc., big tobacco companies, through their electronic cigarettes business segments; the nature of our competitors is varied as the market is highly fragmented and the barriers to entry into the business are low. Our direct competitors sell products that are substantially similar to ours and through the same channels through which we sell our electronic cigarette products. We compete with these direct competitors for sales through distributors, wholesalers and retailers, including but not limited to national chain stores, tobacco shops, gas stations, travel stores, shopping mall kiosks, in addition to direct to public sales through the internet, mail order and telesales.

As a general matter, we have access to and market and sell the similar electronic cigarettes as our competitors and we sell our products at substantially similar prices as our competitors; accordingly, the key competitive factors for our success is the quality of service we offer our customers, the scope and effectiveness of our marketing efforts, including media advertising campaigns and, increasingly, the ability to identify and develop new sources of customers.

Part of our business strategy focuses on the establishment of contractual relationships with distributors. We are aware that e-cigarette competitors in the industry are also seeking to enter into such contractual relationships. In many cases, competitors for such contracts may have greater management, human, and financial resources than we do for entering into such contracts and for attracting distributor relationships. Furthermore, certain of our electronic cigarette competitors may have better control of their supply and distribution, be, better established, larger and better financed than our Company.

We also compete against “big tobacco”, U.S. cigarette manufacturers of both conventional tobacco cigarettes and electronic cigarettes like Altria Group, Inc., Lorillard, Inc. and Reynolds American, Inc. We compete against “big tobacco” who offers not only conventional tobacco cigarettes and electronic cigarettes but also smokeless tobacco products such as “snus” (a form of moist ground smokeless tobacco that is usually sold in sachet form that resembles small tea bags), chewing tobacco and snuff. “Big tobacco” has nearly limitless resources, global distribution networks in place and a customer base that is fiercely loyal to their brands. Furthermore, we believe that “big tobacco” will devote more attention and resources to developing and offering electronic cigarettes as the market for electronic cigarettes grows. Because of their well-established sales and distribution channels, marketing expertise and significant resources, “big tobacco” is better positioned than small competitors like us to capture a larger share of the electronic cigarette market.

Manufacturing

We have no manufacturing capabilities and do not intend to develop any manufacturing capabilities. Third party manufacturers manufacture our products to meet our design specifications. We depend on third party manufacturers for our electronic cigarettes, vaporizers and accessories. Our customers associate certain characteristics of our products including the weight, feel, draw, unique flavor, packaging and other attributes of our products to the brands we market, distribute and sell. Any interruption in supply and or consistency of our products may harm our relationships and reputation with customers, and have a materially adverse effect on our business, results of operations and financial condition. In order to minimize the risk of supply interruption, we currently utilize several third party manufacturers to manufacture our products to our specifications.

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We currently utilize eleven different manufacturers, most of which are based in China. We contract with our manufacturers on a purchase order basis. We do not have any output or requirements contracts with any of our manufacturers. Our manufacturers provide us with finished products, which we hold in inventory for distribution, sale and use. Certain Chinese factories and the products they export have recently been the source of safety concerns and recalls, which is generally attributed to lax regulatory, quality control and safety standards. Should Chinese factories continue to draw public criticism for exporting unsafe products, whether those products relate to our products or not we may be adversely affected by the stigma associated with Chinese production, which could have a material adverse effect on our business, results of operations and financial condition.

Although we believe that several alternative sources for our products are available, any failure to obtain the components, chemical constituents and manufacturing services necessary for the production of our products would have a material adverse effect on our business, results of operations and financial condition.

Source and Availability of Raw Materials

We believe that an adequate supply of product and raw materials will be available to us as needed and from multiple sources and suppliers.

Intellectual Property

We do not currently own any domestic or foreign patents relating to electronic cigarettes, though we do have several patent applications pending in the United States as described below. There is no assurance that we will be awarded patents for of any of these pending patent applications.

Soft Tip Filters

We have a patent pending for a soft-tip electronic cigarette filter, which more closely resembles the tactile experience of a conventional tobacco cigarette in a user’s mouth. To date electronic cigarettes have been made of metal and hard plastic and do not offer users the same malleable feel as the cellulose filters of conventional tobacco cigarettes.

Dynamo Powered Electronic Cigarette

We hold rights to a patent pending for the first electronic cigarette that can be re-charged by shaking the product. This Dynamo charging technology may eventually allow for continued use without having to recharge the electronic cigarette by plugging it in to an electrical outlet.

Universal Fit Mouthpiece

We have a patent pending for a universal fit mouthpiece that can be used in conjunction with the battery section of most other popular electronic cigarette brands, allowing users of competing electronic cigarette products an easy way to try and transition to our cartridges.

Electronic Cigarette Air Flow Sensor Patent

We have a patent pending on a new configuration for the air flow sensors currently used in electronic cigarettes. The new configuration will allow the battery to be sealed to enhance the reliability and performance of the electronic cigarette.

Vaporizer Biometric Fingerprint Lock Sensor Patent

We have a patent pending for a biometric fingerprint lock sensor that can be used in vaporizers. The biometric fingerprint lock sensor will allow the owner of the vaporizer to keep the device locked and turned off unless the authorized user unlocks the device via fingerprint scan, protecting the device from use by another individual. This technology may be used to protect against minors being able to turn on the device and will also deem the devices unusable in the event the device is lost or stolen.

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Trademarks

We own trademarks on certain of our brands, including: Fifty-One®, Krave®, VaporX®, Alternacig®, EZ Smoker®, Green Puffer®, Americig®, Hookah Stix® and Smoke Star® brands. We have also filed additional trademarks, which have yet to be awarded.

Patent Litigation

We are a defendant in a certain patent lawsuit described in the section entitled “—Legal Proceedings” in this prospectus.

Such patent lawsuit as well as any other third party lawsuits alleging our infringement of patents, trade secrets or other intellectual property rights could force us to do one or more of the following:

●	stop selling products or using technology that contains the allegedly infringing intellectual property;

●	incur significant legal expenses;

●	pay substantial damages to the party whose intellectual property rights we may be found to be infringing;

●	redesign those products that contain the allegedly infringing intellectual property; or

●	attempt to obtain a license to the relevant intellectual property from third parties, which may not be available to us on reasonable terms or at all.

Third party lawsuits alleging our infringement of patents, trade secrets or other intellectual property rights could have a material adverse effect on our business, results of operations and financial condition.

We may be required to obtain licenses to patents or proprietary rights of others. We cannot assure you that any licenses required under any such patents or proprietary rights would be made available on terms acceptable to us or at all. If we do not obtain such licenses, we could encounter delays in product market introductions while we attempt to design around such patents, or could find that the development, manufacture, or sale of products requiring such licenses could be foreclosed. Litigation may be necessary to defend against claims of infringement asserted against us by others, or assert claims of infringement to enforce patents issued to us or exclusively licensed to us, to protect trade secrets or know-how possessed by us, or to determine the scope and validity of the proprietary rights of others. In addition, we may become involved in oppositions in foreign jurisdictions, reexaminations declared by the United States Patent and Trademark Office, or interference proceedings declared by the United States Patent and Trademark Office to determine the priority of inventions with respect to our patent applications or those of our licensors. Litigation, opposition, reexamination or interference proceedings could result in substantial costs to and diversion of effort by us, and may have a material adverse impact on us. In addition, we cannot assure you that our efforts to maintain or defend our patents will be successful.

Government Regulation

Based on the December 2010 U.S. Court of Appeals for the D.C. Circuit’s decision in Sottera, Inc. v. Food & Drug Administration, 627 F.3d 891 (D.C. Cir. 2010), the United States Food and Drug Administration (the “FDA”) is permitted to regulate electronic cigarettes as “tobacco products” under the Family Smoking Prevention and Tobacco Control Act of 2009 (the “Tobacco Control Act”).

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Under this Court decision, the FDA is not permitted to regulate electronic cigarettes as “drugs” or “devices” or a “combination product” under the Federal Food, Drug and Cosmetic Act unless they are marketed for therapeutic purposes.

Because we do not market our electronic cigarettes for therapeutic purposes, our electronic cigarettes are subject to being classified as “tobacco products” under the Tobacco Control Act. The Tobacco Control Act grants the FDA broad authority over the manufacture, sale, marketing and packaging of tobacco products, although the FDA is prohibited from issuing regulations banning all cigarettes or all smokeless tobacco products, or requiring the reduction of nicotine yields of a tobacco product to zero.

The Tobacco Control Act also requires establishment, within the FDA’s new Center for Tobacco Products, of a Tobacco Products Scientific Advisory Committee to provide advice, information and recommendations with respect to the safety, dependence or health issues related to tobacco products.

The Tobacco Control Act imposes significant new restrictions on the advertising and promotion of tobacco products. For example, the law requires the FDA to finalize certain portions of regulations previously adopted by the FDA in 1996 (which were struck down by the Supreme Court in 2000 as beyond the FDA’s authority). As written, these regulations would significantly limit the ability of manufacturers, distributors and retailers to advertise and promote tobacco products, by, for example, restricting the use of color, graphics and sound effects in advertising, limiting the use of outdoor advertising, restricting the sale and distribution of non-tobacco items and services, gifts, and sponsorship of events and imposing restrictions on the use for cigarette or smokeless tobacco products of trade or brand names that are used for non-tobacco products. The law also requires the FDA to issue future regulations regarding the promotion and marketing of tobacco products sold or distributed over the internet, by mail order or through other non-face-to-face transactions in order to prevent the sale of tobacco products to minors.

It is likely that the Tobacco Control Act could result in a decrease in tobacco product sales in the United States, including sales of our electronic cigarettes.

On April 24, 2014, the United States Food and Drug Administration (the “FDA”) released proposed rules that would extend its regulatory authority to electronic cigarettes and certain other tobacco products under the Family Smoking Prevention and Tobacco Control Act. We are in the process of reviewing and analyzing the proposed rules and their impact on our business. We preliminarily note that the proposed rules would require that electronic cigarette manufacturers (i) register with the FDA and report electronic cigarette product and ingredient listings; (ii) market new electronic cigarette products only after FDA review; (iii) only make direct and implied claims of reduced risk if the FDA confirms that scientific evidence supports the claim and that marketing the electronic cigarette product will benefit public health as a whole; (iv) not distribute free samples; (v) implement minimum age and identification restrictions to prevent sales to individuals under age 18; (vi) include a health warning; and (vii) not sell electronic cigarettes in vending machines, unless in a facility that never admits youth. The proposed regulation will be subject to a 75-day public comment period, following which the FDA will finalize the proposed regulation. It is not known how long this regulatory process to finalize and implement the rules may take. Accordingly, although we cannot predict the content of any final rules from the proposed rules or the impact they may have, we believe that if the final rules enacted are materially more stringent then the proposed rules they could have a material adverse effect on our business, financial conditions and results of operations.

State and local governments currently legislate and regulate tobacco products, including what is considered a tobacco product, how tobacco taxes are calculated and collected, to whom and by whom tobacco products can be sold and where tobacco products may or may not be smoked. Certain states and cities have enacted laws which preclude the use of electronic cigarettes where traditional tobacco burning cigarettes cannot be used and others have proposed legislation that would categorize electronic cigarettes as tobacco products, equivalent to their tobacco burning counterparts. If the use of electronic cigarettes is banned anywhere the use of traditional tobacco burning cigarettes is banned, electronic cigarettes may lose their appeal as an alternative to cigarettes; which may have the effect of reducing the demand for our products and as a result have a material adverse effect on our business, results of operations and financial condition.

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On February 15, 2010, in response to a civil investigative demand from the Office of the Attorney General of the State of Maine, we voluntarily executed an assurance of discontinuance with the State of Maine, which prohibits us from selling electronic cigarettes in the State of Maine until such time as we obtain a retail tobacco license in the state. While suspending sales to residents of Maine is not material to our operations, other electronic cigarette companies have entered into similar agreements with other states, such as the State of Oregon. If one or more states from which we generate or anticipate generating significant sales bring actions to prevent us from selling our products unless we obtain certain licenses, approvals or permits and if we are not able to obtain the necessary licenses, approvals or permits for financial reasons or otherwise and/or any such license, approval or permit is determined to be overly burdensome to us then we may be required to cease sales and distribution of our products to those states, which would have a material adverse effect on our business, results of operations and financial condition.

As a result of FDA import alert 66-41 (which allows the detention of unapproved drugs promoted in the U.S.), U.S. Customs has from time to time temporarily and in some instances indefinitely detained products sent to us by our Chinese suppliers. If the FDA modifies the import alert from its current form which allows U.S. Customs discretion to release our products to us, to a mandatory and definitive hold we will no longer be able to ensure a supply of saleable product, which will have a material adverse effect on our business, results of operations and financial condition. However, we believe this FDA import alert will become less relevant to us as and when the FDA regulates electronic cigarettes under the Tobacco Control Act.

At present, neither the Prevent All Cigarette Trafficking Act (which prohibits the use of the U.S. Postal Service to mail most tobacco products and which amends the Jenkins Act, which would require individuals and businesses that make interstate sales of cigarettes or smokeless tobacco to comply with state tax laws) nor the Federal Cigarette Labeling and Advertising Act (which governs how cigarettes can be advertised and marketed) apply to electronic cigarettes. The application of either or both of these federal laws to electronic cigarettes would have a material adverse effect on our business, results of operations and financial condition.

The Tobacco industry expects significant regulatory developments to take place over the next few years, driven principally by the World Health Organization’s Framework Convention on Tobacco Control (“FCTC”). The FCTC is the first international public health treaty on tobacco, and its objective is to establish a global agenda for tobacco regulation with the purpose of reducing initiation of tobacco use and encouraging cessation. Regulatory initiatives that have been proposed, introduced or enacted include:

●	the levying of substantial and increasing tax and duty charges;

●	restrictions or bans on advertising, marketing and sponsorship;

●	the display of larger health warnings, graphic health warnings and other labeling requirements;

●	restrictions on packaging design, including the use of colors and generic packaging;

●	restrictions or bans on the display of tobacco product packaging at the point of sale, and restrictions or bans on cigarette vending machines;

●	requirements regarding testing, disclosure and performance standards for tar, nicotine, carbon monoxide and other smoke constituents levels;

●	requirements regarding testing, disclosure and use of tobacco product ingredients;

●	increased restrictions on smoking in public and work places and, in some instances, in private places and outdoors;

●	elimination of duty free allowances for travelers; and

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●	encouraging litigation against tobacco companies.

If electronic cigarettes are subject to one or more significant regulatory initiates enacted under the FCTC, our business, results of operations and financial condition could be materially and adversely affected.

Employees

As of December 31, 2013, we had 45 employees, none of which are represented by a collective bargaining agreement. We believe that our employee relations are good.

Properties

We lease approximately 13,323 square feet of office and warehouse facilities located at 3001 and 3091 Griffin Road, Dania Beach Florida, under a twenty-four month lease agreement with an initial term through April 30, 2013 that we extended in March 2013 when we exercised the first of three successive one-year renewal options. The lease provides for annual rental payments of $144,000 per annum (including 45 days of total rent abatement) during the initial twenty-four month term and annual rental payments of $151,200, $158,760 and $174,636 during each of the three one-year renewal options. The lease requires us to pay all applicable state and municipal sales tax as well as all operating expenses relating to the premises. In October 2013, we amended the master lease to include an additional approximately 2,200 square feet for an additional annual rental payment of $18,000 subject to the same renewal options and other terms and conditions set forth in the master lease.

Legal Proceedings

From time to time we may be involved in various claims and legal actions arising in the ordinary course of our business. There were no pending material claims or legal matters as of the date of this prospectus other than one of the two following matters.

On May 15, 2011, the Company became aware that Ruyan Investment (Holdings) Limited (“Ruyan”) had named the Company, along with three other sellers of electronic cigarettes in a lawsuit filed in the U.S. District Court for the Central District of California alleging infringement of U.S. Patent No. 7,832,410, entitled “Electronic Atomization Cigarette.” against the Company’s Fifty-One Trio products. In that lawsuit, which was initially filed on January 12, 2011, Ruyan was unsuccessful in bringing suit against the Company due to procedural rules of the court. Subsequent thereto, on July 29, 2011, Ruyan filed a new lawsuit in which it named the Company, along with seven other sellers of electronic cigarettes, alleging infringement of the same patent. On March 1, 2013, the Company and Ruyan settled this multi-defendant federal patent infringement lawsuit as to them pursuant to a settlement agreement by and between them. Under the terms of the settlement agreement:

The Company acknowledged the validity of Ruyan’s U.S. Patent No. 7,832,410 for “Electronic Atomization Cigarette” (the “410 Patent”), which had been the subject of Ruyan’s patent infringement claim against the Company;

The Company paid Ruyan a lump sum payment of $12,000 for the Company’s previous sales of electronic cigarettes based on the 410 Patent; and

On March 1, 2013, in conjunction with releasing one another (including their respective predecessors, successors, officers, directors and employees, among others) from claims related to the 410 Patent, the Company and Ruyan filed a Stipulated Judgment and Permanent Injunction with the above Court dismissing with prejudice all claims which have been or could have been asserted by them in the lawsuit.

On June 22, 2012, Ruyan filed a second lawsuit against the Company alleging infringement of U.S. Patent No. 8,156,944 (the ‘944 Patent). Ruyan also filed separate cases for patent infringement against nine other defendants asserting infringement of the 944 Patent. Ruyan’s second lawsuit against the Company known as Ruyan Investment (Holdings) Limited vs. Vapor Corp. CV-12-5466 is pending in the United States District Court for the Central District of California. All of these lawsuits have been consolidated for discovery and pre-trial purposes. The Company intends to vigorously defend against this lawsuit.

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On February 25, 2013, Ruyan’s second patent infringement lawsuit against the Company as well as all of the other consolidated lawsuits were stayed as a result of the Court granting a stay in one of the consolidated lawsuits. The Court granted the motion to stay Ruyan’s separate lawsuits against the Company and the other defendants based on the filing of a request for inter partes reexamination of the ‘944 Patent at the United States Patent and Trademark Office.

As a result of the stay, all of the consolidated lawsuits involving the ‘944 Patent have been stayed until the reexamination is completed. As a condition to granting the stay of all the lawsuits, the Court required any other defendant who desires to seek reexamination of the 944 Patent and potentially seek another stay (or an extension of the existing stay) based on any such reexamination to seek such reexamination no later than July 1, 2013. Two other defendants sought reexamination of the 944 Patent before expiration of such Court-imposed deadline of July 1, 2013. All reexamination proceedings of the ‘944 Patent have been stayed by the United States Patent and Trademark Office Patent Trial and Appeal Board pending its approval of one or more of them.

On March 5, 2014, Fontem Ventures, B.V. and Fontem Holdings 1 B.V. (the successors to Ruyan) filed a complaint against the Company alleging infringement of U.S. Patent No. 8,365,742, entitled “Aerosol Electronic Cigarette”, U.S. Patent No. 8,375,957, entitled “Electronic Cigarette”, U.S. Patent No. 8,393,331, entitled “Aerosol Electronic Cigarette” and U.S. Patent No. 8,490,628, entitled “Electronic Atomization Cigarette. On April 8, 2014, plaintiffs amended their complaint to add U.S. Patent No. 8,689,805, entitled “Electronic Cigarette.” The products accused of infringement by the plaintiff are various Krave, Fifty-one and Hookah Stix products and parts. Eight other companies were also sued in separate lawsuits alleging infringement of one or more of the patents listed above. The Company filed its Answer and Counterclaims on May 1, 2014. The Company intends to vigorously defend against this lawsuit.

Market Price of and Dividends on the Company’s Common Stock and Related Stockholder Matters

Market Information

Our common stock is currently listed and traded on The NASDAQ Capital Market under the symbol “VPCO.” Our common stock began trading on The NASDAQ Capital Market on May 30, 2014.  Prior to May 30, 2014, our common stock was quoted on the OTC Bulletin Board under the symbol “VPCO.OB.”

The following table sets forth the high and low closing bid prices of our common stock for the periods indicated by the OTC Bulletin Board through May 29, 2014 and the high and low sales prices of our common stock as reported by the NASDAQ Capital Market from May 30, 2014 through July 30, 2014 .

	Fiscal 2014		Fiscal 2013*		Fiscal 2012*
	High	Low	High	Low	High	Low
First Quarter	$9.05	$5.63	$4.00	$1.15	$1.35	$0.55
Second Quarter	$6.75	$3.90	$6.60	$1.95	$1.35	$0.55
Third Quarter (1)	$5.09	$4.00	$5.85	$3.80	$1.50	$0.85
Fourth Quarter	—	—	$9.80	$4.00	$1.25	$0.85

(1)	Through July 30, 2014.

*	Gives effect to a 1-for-5 reverse stock split of our shares of common stock which became effective in the marketplace at the opening of business December 27, 2013.

The closing bid price of our common stock as reported by the OTC Bulletin Board on May 14, 2014, the date immediately prior to the public announcement of the Acquisition, was $5.73 per share.

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The closing sales price of our common stock as reported by The NASDAQ Capital Market on July 30, 2014 was $4.29 per share.

As of the record date, there were 16,456,911 shares of our common stock outstanding and approximately 3,361 holders of record of our common stock. This number of record holders does not include beneficial owners whose shares are held in “street” name through various securities brokers, dealers and registered clearing agencies.

Dividend Policy

We do not expect to pay cash dividends on our common stock in the foreseeable future. We intend to retain any earnings for use in our operations and the expansion of our business. Any future determination to declare and pay cash dividends will be made at the discretion of our board of directors, subject to applicable laws and will depend on our financial condition, results of operations, liquidity, capital requirements, general business conditions, any contractual restriction on the payment of dividends and other factors that our board of directors may deem relevant.

Securities Authorized for Issuance Under Equity Compensation Plans

The following table provides information as of December 31, 2013 with respect to our Equity Incentive Plan, which was duly adopted by our stockholders on November 24, 2009. There are 1,800,000 shares of our common stock reserved for issuance under our Equity Incentive Plan.

Plan Category	(a) Number of securities to be issued upon exercise of outstanding options, warrants, and rights	(b) Weighted-average exercise price of outstanding options, warrants and rights	(c) Number of securities remaining available for future issuance under equity compensation plan (excluding securities reflected in column (a))
Equity compensation plans approved by security holders	219,500	$1.83	1,580,500
Equity compensation plans not approved by security holders	900,000	$2.25	—
Total	1,119,500	$2.17	1,580,500

Description of Common Stock

General

Our authorized capital stock consists of 51,000,000 shares, of which 50,000,000 shares are designated as common stock, par value of $0.001 per share, and 1,000,000 shares are designated as preferred stock, par value of $0.001 per share. As of the record date, there were issued and outstanding 16,456,911 shares of common stock and no shares of preferred stock.

Common Stock

Holders of our common stock are entitled to one vote per share in the election of directors and on all other matters on which stockholders are entitled or permitted to vote. Holders of our common stock are not entitled to cumulative voting rights for election of directors. Holders of our common stock are entitled to receive ratably such dividends, if any, as may be declared by our board of directors out of legally available funds. However, the current policy of our board of directors is to retain earnings, if any, for the operation and expansion of the company. Upon liquidation, dissolution or winding-up, the holders of our common stock are entitled to share ratably in all of our assets, which are legally available for distribution. We have not paid any dividends and do not anticipate paying any dividends on our common stock in the foreseeable future. It is our present policy to retain earnings, if any, for use in the development of our business. Upon liquidation, dissolution or winding-up, holders of our common stock are entitled to share ratably in all net assets available for distribution to stockholders after payment of any liquidation preferences to holders of our preferred stock, if any. Holders of our common stock do not have preemptive rights.

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Preferred Stock

Our certificate of incorporation authorizes our board of directors to issue up to 1,000,000 shares of “blank check” preferred stock in one or more series without stockholder approval. Each such series of preferred stock shall have such number of shares, designations, preferences, voting powers, qualifications, and special or relative rights or privileges as shall be determined by the board of directors, which may include, among others, dividend rights, voting rights, liquidation preferences, conversion rights and preemptive rights.

Anti-Takeover Effects of our Certificate of Incorporation and Bylaws and Certain Provisions of Delaware Law

Certificate of Incorporation and Bylaws. Pursuant to our certificate of incorporation, our board of directors may issue additional shares of common stock and preferred stock. Any additional issuance of common stock or preferred stock could have the effect of impeding or discouraging the acquisition of control of us by means of a merger, tender offer, proxy contest or otherwise, including a transaction in which our stockholders would receive a premium over the market price for their shares, and thereby protects the continuity of our management. Specifically, if in the due exercise of its fiduciary obligations, the board of directors were to determine that a takeover proposal was not in our best interest, shares could be issued by our board of directors without stockholder approval in one or more transactions that might prevent or render more difficult or costly the completion of the takeover by:

●	diluting the voting or other rights of the proposed acquirer or insurgent stockholder group;

●	putting a substantial voting block in institutional or other hands that might undertake to support the incumbent board of directors; or

●	effecting an acquisition that may complicate or preclude the takeover

Our bylaws also allow our board of directors to fix the number of directors. Our stockholders do not have cumulative voting in the election of directors. The effect of these provisions may be to delay or prevent a tender offer or takeover attempt that a stockholder may determine to be in his or its best interest, including attempts that might result in a premium over the market price for the shares held by the stockholders.

Delaware General Corporation Law. We have elected in our certificate of incorporation not to be governed by Section 203 of the Delaware General Corporation Law.

The provisions of Section 203 of the Delaware General Corporation Law prohibits a person who owns in excess of 15% of the outstanding voting stock of a Delaware corporation from merging or combining with such corporation for a period of three years after the date of the transaction in which the person acquired in excess of 15% of such corporation’s outstanding voting stock, unless the merger or combination is approved in a prescribed manner.

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Management’s Discuss and Analysis of Financial Condition and Results of Operations

You should read the following discussion together with our audited consolidated financial statements and the related notes and our unaudited condensed consolidated financial statements and the related notes included elsewhere in this Information Statement. This discussion contains forward-looking statements about our business and operations. Our actual results may differ materially from those we currently anticipate as a result of many factors.  See “Cautionary Note Regarding Forward-Looking Statements” included elsewhere in this Information Statement.  The terms “Vapor Corp.,” “Vapor,” “we,” “us,” “our” and the “Company” refer to Vapor Corp. and its consolidated wholly-owed subsidiary Smoke Anywhere USA, Inc. and the terms “Smoke Anywhere USA” and “Smoke” refer to our wholly owned subsidiary Smoke Anywhere USA, Inc.”

In addition, the term “Private Placement” means the private placement of 3,333,338 shares of our common stock at a per share price of $3.00 that we completed on October 29, 2013 with various institutional and individual accredited investors and certain of our officers and directors from which we raised gross proceeds of $10 million.

Executive Overview

The Company designs, markets, and distributes electronic cigarettes, vaporizers, e-liquids and accessories, under the Fifty-One® (also known as Smoke 51), Krave®, VaporX® and Alternacig® brands. “Electronic cigarettes” or “e-cigarettes,” and or “vaporizers” are battery-powered products that enable users to inhale nicotine vapor without smoke, tar, ash, or carbon monoxide. Electronic cigarettes look like traditional cigarettes and, regardless of their construction, are comprised of three functional components: (i) a mouthpiece, which is a small plastic cartridge that contains a liquid nicotine solution; (ii) a heating element that vaporizes the liquid nicotine so that it can be inhaled; and (iii) the electronics, which include: a lithium-ion battery, an airflow sensor, a microchip controller and an LED, which illuminates to indicate use.

The Company participates directly in the highly competitive and fragmented e-cigarette market, but also faces competition from tobacco companies. Electronic cigarettes are relatively new products and the Company is continually working to introduce its products and brands to customers. The Company believes increased investment in marketing and advertising programs is critical to increasing product and brand awareness and that sales of its innovative and differentiated products are enhanced by knowledgeable salespersons who can convey the value and benefits electronic cigarettes have to offer over traditional tobacco burning cigarettes.

The Company’s business strategy leverages its ability to design market and develop multiple e-cigarette brands and to bring those brands to market through its multiple distribution channels. The Company sells its products through its online stores, its direct response television marketing efforts, to retail channels through its direct sales force, and through third-party wholesalers, retailers, and value-added resellers.

Critical Accounting Policies and Estimates

This discussion and analysis of our financial condition and results of operations are based upon our consolidated financial statements, which have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of net revenue and expenses during the reporting periods. Actual results could differ from those estimates. These estimates and assumptions include allowances, reserves and write-downs of receivables and inventory, valuing equity securities, stock-based payment arrangements, deferred taxes and valuation allowances.  Certain of our estimates could be affected by external conditions, including those unique to our industry, and general economic conditions.  It is possible that these external factors could have an effect on our estimates that could cause actual results to differ from our estimates. The Company re-evaluates all of its accounting estimates at least quarterly based on these conditions and records adjustments when necessary.

Revenue Recognition

The Company recognizes revenue from product sales or services rendered when the following four revenue recognition criteria are met: (i) persuasive evidence of an arrangement exists, (ii) delivery has occurred or services have been rendered, (iii) the selling price is fixed or determinable, and (iv) collectability is reasonably assured.

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Product sales and shipping revenues, net of promotional discounts, rebates, and return allowances are recorded when the products are shipped, title passes to customers and collection is reasonably assured. Retail sales to customers are made pursuant to a sales contract that provides for transfer of both title and risk of loss upon the Company’s delivery to the carrier. Retail sales to customers are made pursuant to a sales contract that provides for transfer of both title and risk of loss upon the Company’s delivery to the carrier. Return allowances, which reduce product revenue, are estimated using historical experience. Revenue from product sales and services rendered is recorded net of sales and consumption taxes.

The Company periodically provides incentive offers to its customers to encourage purchases. Such offers include current discount offers, such as percentage discounts off current purchases, inducement offers, such as offers for future discounts subject to a minimum current purchase, and other similar offers. Current discount offers, when accepted by the Company’s customers, are treated as a reduction to the purchase price of the related transaction, while inducement offers, when accepted by its customers, are treated as a reduction to the purchase price of the related transaction based on estimated future redemption rates. Redemption rates are estimated using the Company’s historical experience for similar inducement offers. The Company reports sales net of current discount offers and inducement offers, on its condensed consolidated statements of operations.

Accounts Receivable

Accounts receivable, net are stated at the amount the Company expects to collect. The Company provides a provision for allowances that includes returns, allowances and doubtful accounts equal to the estimated uncollectible amounts. The Company estimates its provision for allowances based on historical collection experience and a review of the current status of trade accounts receivable. It is reasonably possible that the Company’s estimate of the provision for allowances will change.

Inventories

Inventories are stated at the lower of cost (determined by the first-in, first-out method) or market. If the cost of the inventories exceeds their market value, provisions are recorded to write down excess inventory to its net realizable value. The Company’s inventories consist primarily of merchandise available for resale.

Stock-Based Compensation

We account for stock-based compensation under Accounting Standard Codification Topic (“ASC”)718, “Compensation-Stock Compensation” (“ASC 718”). These standards define a fair value based method of accounting for stock-based compensation. In accordance with ASC 718, the cost of stock-based compensation is measured at the grant date based on the value of the award and is recognized over the vesting period. The value of the stock-based award is determined using the Black-Scholes-Merton valuation model, whereby compensation cost is the estimated fair value of the award as determined by the valuation model at the grant date or other measurement date. The resulting amount is charged to expense on the straight-line basis over the period in which we expect to receive the benefit, which is generally the vesting period.

Income Taxes

Income taxes are accounted for under the asset and liability method. Deferred tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases and operating loss, capital loss and tax credit carryforwards. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date.

The Company recognizes the effect of income tax positions only if those positions are more likely than not of being sustained. Recognized income tax positions are measured at the largest amount that is greater than 50% likely of being realized. Changes in recognition or measurement are reflected in the period in which the change in judgment occurs. The Company records interest and penalties related to unrecognized tax benefits as a component of general and administrative expenses. Our consolidated federal tax return and any state tax returns are not currently under examination.

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Derivative Instruments

The Company accounts for free-standing derivative instruments and hybrid instruments that contain embedded derivative features in accordance with ASC Topic No. 815, “Accounting for Derivative Instruments and Hedging Activities,” (“ASC 815”) as well as related interpretations of this topic. In accordance with this topic, derivative instruments and hybrid instruments are recognized as either assets or liabilities in the balance sheet and are measured at fair values with gains or losses recognized in earnings. Embedded derivatives that are not clearly and closely related to the host contract are bifurcated and are recognized at fair value with changes in fair value recognized as either a gain or loss in earnings. The Company determines the fair value of derivative instruments and hybrid instruments based on available market data using appropriate valuation models, giving consideration to all of the rights and obligations of each instrument.

The Company estimates fair values of derivative instruments and hybrid instruments using various techniques (and combinations thereof) that are considered to be consistent with the objective of measuring fair values. In selecting the appropriate technique, the Company considers, among other factors, the nature of the instrument, the market risks that it embodies and the expected means of settlement. For less complex instruments, such as free-standing warrants, the Company generally uses the Black-Scholes-Merton valuation model, adjusted for the effect of dilution, because it embodies all of the requisite assumptions (including trading volatility, estimated terms, dilution and risk free rates) necessary to fair value these instruments. Estimating fair values of derivative financial instruments requires the development of significant and subjective estimates that may, and are likely to, change over the duration of the instrument with related changes in internal and external market factors. In addition, option-based techniques (such as the Black-Scholes-Merton valuation model) are highly volatile and sensitive to changes in the trading market price of the Company’s common stock. Since derivative financial instruments are initially and subsequently carried at fair values, the Company’s income (loss) going forward will reflect the volatility in these estimates and assumption changes. Under ASC 815, increases in the trading price of the Company’s common stock and increases in fair value during a given financial quarter result in the application of non-cash derivative expense. Conversely, decreases in the trading price of the Company’s common stock and decreases in trading fair value during a given financial quarter result in the application of non-cash derivative income.

Convertible Debt Instruments

The Company accounts for convertible debt instruments when the Company has determined that the embedded conversion options should not be bifurcated from their host instruments in accordance with ASC 470-20 “Debt with Conversion and Other Options”. The Company records, when necessary, discounts to convertible notes for the intrinsic value of conversion options embedded in debt instruments based upon the differences between the fair value of the underlying common stock at the commitment date of the note transaction and the effective conversion price embedded in the note. The Company amortizes the respective debt discount over the term of the notes, using the straight-line method, which approximates the effective interest method.

Other Contingencies

In the ordinary course of business, we are involved in legal proceedings regarding contractual and employment relationships, product liability claims, trademark rights, and a variety of other matters. We record contingent liabilities resulting from claims against us, including related legal costs, when a loss is assessed to be probable and the amount of the loss is reasonably estimable. Assessing probability of loss and estimating probable losses requires analysis of multiple factors, including, in some cases, judgments about the potential actions of third party claimants and courts. Recorded contingent liabilities are based on the best information available and actual losses in any future period are inherently uncertain. If future adjustments to estimated probable future losses or actual losses exceed our recorded liability for such claims, we would record additional charges as other (income) expense, net during the period in which the actual loss or change in estimate occurred. In addition to contingent liabilities recorded for probable losses, we disclose contingent liabilities when there is a reasonable possibility that the ultimate loss will materially exceed the recorded liability. Currently, we do not believe that any of our pending legal proceedings or claims will have a material impact on our financial position or results of operations.

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Results of Operations for the Three Months Ended March 31, 2014 Compared to the Three Months Ended March 31, 2013

Sales, net for the three months ended March 31, 2014 and 2013 were $4,792,544 and $6,360,749, respectively, a decrease of $1,568,205 or approximately 24.7%. The decrease in sales is primarily attributable to decreased sales of our television direct marketing campaign for our Alternacig® brand, a delay in receiving product to fill orders for customers, distributor inventory build leveling off and continued pipeline load in the e-cigarette category in 2013, and the increasing prevalence of vaporizers, tanks and open system vapor products that are marginalizing the e-cigarette category. Due to low conversion rates, we limited the direct marketing campaign during the first quarter of 2014, resulting in lower sales of our Alternacig brand. Following the disappearance of the Malaysian Airlines Flight 370 on March 8, 2014, cargo and freight security inspections increased resulting in delays of shipments of product from China. We believe these delays resulted in approximately $1,250,000 of sales being recorded in early April 2014 instead of the first quarter of 2014. In addition, sales decreased due to certain wholesale and distribution customers selling off their current inventory of electronic cigarette products so they can switch to the vaporizers, tanks and open system vapor products (“e-vapor products”). During the three months ended March 31, 2014 we introduced several new e-vapor products under the Vapor X brand. We anticipate that the demand for e-vapor products will continue to increase, as users want products that have more advanced technology with higher performance and longer battery life. As a result, we are in the process of altering our product mix to include more e-vapor products, including premium USA made e-liquids.

Cost of goods sold for the three months ended March 31, 2014 and 2013 were $3,831,928 and $3,708,806, respectively, an increase of $123,122, or approximately 3.3%. The increase is primarily due to the change in product mix to higher distributor and wholesaler sales, which have lower gross margins than our direct sales to consumers, and an increase in sales incentives to assist customers in selling off certain product lines. As customers complete the migration to vaporizers, tanks and open vaporizer systems, our sales incentives should decrease. Our gross margins decreased to 20.0% from 41.7% primarily due to the increase in sales incentives and the change in the product mix.

Selling, general and administrative expenses for the three months ended March 31, 2014 and 2013 were $2,769,726 and $1,606,098, respectively, an increase of $1,163,628 or approximately 72.5%. The increase is primarily attributable to increases in non-cash stock compensation expense of $594,809 primarily attributable to the consulting agreement with Knight Global Services, professional fees of $385,435 due to implementing the corporate actions we agreed to take in connection with the private placement of common stock we completed in October 2013, including registering the shares for resale with the SEC, reincorporating to the State of Delaware from the State of Nevada and effecting the 1-for-5 reverse stock split of our common stock and costs incurred in connection with the pending acquisition of International Vapor Group, Inc.’s online, wholesale and retail operations, personnel cost of $104,270 primarily attributable to accrued severance related to the resignation of our Chief Executive Officer, variable selling expenses of $42,293 primarily related to increases in postage due to the mailing of new product catalogues, business insurance due to the increases in coverage limits and increases in travel due to increased presence at trade shows and conferences, net of decreased merchant card processing fees due to lower transaction volumes.

Advertising expense was approximately $367,615 and $851,201 for the three months ended March 31, 2014 and 2013, respectively, a decrease of $483,586 or approximately 56.8%. During the three months ended March 31, 2014, we decreased our Internet advertising and television direct marketing campaign for our Alternacig® brand, increased our print advertising programs, participation at trade shows and continued various other advertising campaigns.

Interest expense was approximately $28,434 and $66,510 for the three months ended March 31, 2014 and 2013, respectively. The 2014 interest expense was attributable to the term loan and the 2013 interest expense was attributable to the $300,000 Senior Convertible Notes, as amended, the $50,000 Senior Convertible Note, as amended, and the Senior Note, as amended, issued in the second and third quarters of 2012, and the 2013 Senior Convertible Note issued in January 2013.

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Income tax (benefit) expense for the three months ended March 31, 2014 and 2013 was ($752,400) and $4,590, respectively. The effective tax rate for the three months ended March 31, 2014 differs from the U.S. federal statutory rate of 34% primarily due to utilization of net operating losses, the under accrual of state income taxes from prior years and certain permanent differences between tax reporting purposes and financial reporting purposes. The effective tax rate for the three months ended March 31, 2013 differs from the U.S. federal statutory rate of 34% primarily due to utilization of net operating losses, the under accrual of state income taxes from prior years and certain permanent differences between tax reporting purposes and financial reporting purposes.

Net (loss) income for the three months ended March 31, 2014 and 2013 was ($1,452,759) and $123,544, respectively, as a result of the items discussed above.

Results of Operations for the Year Ended December 31, 2013 Compared to the Year Ended December 31, 2012

Sales, net for the years December 31, 2013 and 2012 were $25,990,228 and $21,352,691, respectively, an increase of $4,637,537 or approximately 21.7%. The increase in sales is primarily attributable to our ability to immediately and efficiently deploy the gross proceeds from the Private Placement received on October 29, 2013 and the proceeds from the indebtedness we incurred during the third quarter to optimize our inventory levels to satisfy increased demand for our products, in particular increased sales to new and other existing distributors, wholesale customers and increased direct to consumer sales.  Sales, net to our largest customer for the years ended December 31, 2013 and 2012 were $3,847,310 and $4,301,339, respectively, or approximately 14.8% and 20.1% of net sales, respectively. We have experienced interest for electronic cigarettes among big box retailers, who have contacted us and requested proposals and plan-o-grams. We have also experienced an increase in retail demand for our electronic cigarette products through our direct to consumer sales efforts. Direct to consumer sales are more profitable for us and carry much higher gross margins than products sold through re-sellers. We expect direct to consumer sales demand will continue to grow, however we believe that sales through re-sellers will be an increasingly large part of our sales channel mix.

Cost of goods sold for the years ended December 31, 2013 and 2012 was $16,300,333 and $13,225,008, respectively, an increase of $3,075,325, or 23.3%. The increase is primarily due to the increase in sales volume and product mix. Our gross margins decreased to 37.3% from 38.1% due to the change in the product mix.

Selling, general and administrative expenses for the years ended December 31, 2013 and 2012 were $6,464,969 and $6,865,633, a decrease of $400,664 or 5.8%. The decrease is primarily attributable to a decrease in professional and consulting fees of $878,824 as a result of decreased legal fees due to settlements and the stay of the litigation matters, the hiring of personnel to fulfill responsibilities previously outsourced, and decrease merchant service and bank fees of $214,214; net of increases in salaries and related benefits of $552,806 attributable to increased compensation related to sales person commissions due to the increase in sales and the hiring of our president, increase business insurance expense of $219,495 due to the increase in insurance limits on higher sales and increased stock-based compensation expense of $89,150 primarily due to the issuance of 20,000 shares of common stock pursuant to a consultancy agreement (since terminated effective June 2013).

Advertising expense for the years ended December 31, 2013 and 2012 were $2,264,807 and $3,559,616, respectively, a decrease of $1,294,809 or 36.4%. As a percentage of sales advertising expense decreased to 8.7% for the year ended December 31, 2013 from 16.7% for the year ended December 31, 2012. During the year ended December 31, 2013, we decreased our Internet advertising and print advertising campaigns, and increased our new television direct marketing campaign for our Alternacig brand and we continued various other advertising campaigns. Our advertising efforts have created effective brand awareness and we expect to continue to leverage and increase our brand presence through our distribution channels with an increase spend in effective advertising campaigns in the year ahead.

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Other expense for the years ended December 31, 2013 and 2012 was $683,558 and $89,347, respectively, an increase of $594,211. Induced conversion expense for the years ended December 31, 2013 and 2012 was $299,577 and $0, respectively. The expense was related to the reduction in the conversion price for the $350,000 Senior Convertible Notes and $75,000 Senior Convertible Notes in order to induce the holders to convert the notes. Interest expense for the years ended December 31, 2013 and 2012 was $383,981 and $89,347, respectively, an increase of $294,633 or 329.8%. The increase was attributable to the interest and amortization of debt discount incurred on the 2013 $500,000 Senior Convertible Note issued in January 2013 and the $350,000 Senior Convertible Notes issued in July 2013; and interest expense on the $300,000 Senior Convertible Notes, as amended, the $50,000 Senior Convertible Note, as amended, the Senior Note, as amended, issued in the second and third quarters of 2012, the $75,000 Senior Convertible Notes issued in July 2013 and the $750,000 Term Loan and Factoring Facility entered into in August 2013 (reference is made to Notes 5 and 8 of our audited consolidated financial statements included elsewhere in this information statement for a description of these debt instruments).

Income tax benefit for the years ended December 31, 2013 and 2012 was $524,791 and $465,941, respectively, an increase of $58,850 or 12.6%. The effective tax rate for the year ended December 31, 2013 differs from the U.S. federal statutory rate of 34% primarily due to release of the net deferred tax asset valuation allowance, based on the weight of the available evidence that it is more likely than not that all of the net deferred tax assets will be realized in the future and certain permanent differences between tax reporting purposes and financial reporting purposes. The effective tax rate for the year ended December 31, 2012 differs from the U.S. federal statutory rate of 34% primarily due to an under accrual of state income taxes from prior years and certain permanent differences between tax reporting purposes and financial reporting purposes.

Net income (loss) for the years ended December 31, 2013 and 2012 was $801,352 and ($1,920,972), respectively, an increase of $2,722,324 as a result of the items discussed above.

Liquidity and Capital Resources

We are not aware of any factors that are reasonably likely to adversely affect liquidity trends, other than those factors discussed under the heading “Cautionary Statement Regarding Forward-Looking Statements” herein regarding the Acquisition, among others, and under the heading “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended December 31, 2013.  We are not involved in any hedging activities and had no forward exchange contracts outstanding at March 31, 2014. In the ordinary course of business we enter into purchase commitments by issuing purchase orders, which may or may not require vendor deposits. These transactions are recognized in our condensed consolidated financial statements in accordance with GAAP.

Our liquidity and capital resources have decreased as a result of the net operating loss we incurred during the three months ended March 31 2014. At March 31, 2014, we had working capital of $10,680,259 compared to $11,657,615 at December 31, 2013, a decrease of $977,356.

Although the Company can provide no assurances, it believes its cash on hand and anticipated cash flow from operations will provide sufficient liquidity and capital resources to fund its business and the Acquired Business after the closing of the Acquisition for at least the next twelve months. In the event the Company continues to experience liquidity and capital resources constraints because of continuing operating losses from its existing business, the Acquired Business does not perform as anticipated, greater than anticipated sales growth or otherwise or any combination of the foregoing,  the Company may need to raise additional capital in the form of equity and/or debt financing. In addition, the Company believes that it may need to raise additional capital to fund the expansion of the retail operations of the Acquired Business. If such additional capital is not available on terms acceptable to the Company or at all then the Company may need to curtail its operations and/or take additional measures to conserve and manage its liquidity and capital resources, any of which would have a material adverse effect on our business, results of operations and financial condition.

Our net cash used in operating activities was $2,165,114 and $388,452 for the three months ended March 31, 2014 and 2013, respectively, an increase of $1,776,662. Our net cash used in operating activities for the three months ended March 31, 2014 resulted from increases in accounts receivable, inventories, prepaid expenses, other assets, accounts payable and accrued expenses, net of decreases in due from merchant credit card processors and customer deposits which are attributable to our efforts to increase sales, alter our product mix to include more e-vapor products and accommodate anticipated future sales growth.

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Our net cash used in investing activities was $4,795 and $8,057 for the three months ended March 31, 2014 and 2013, respectively, for purchases of property and equipment.

Our net cash (used in) provided by financing activities was ($290,835) and $500,000 for the three months ended March 31, 2014 and 2013, respectively. These financing activities relate to the Company’s repayment of the term loan and offering costs in 2014 and the issuance of the 2013 Senior Convertible Note in 2013.

In the ordinary course of our business, we enter into purchase orders for components and finished goods, which may or may not require vendor deposits and may or may not be cancellable by either party. At March 31, 2014 and December 31, 2013, we had $690,715 and $782,363 in vendor deposits, respectively, which are included in prepaid expenses and vendor deposits on the condensed consolidated balance sheets included elsewhere in this information statement. At March 31, 2014 and December 31, 2013, we do not have any material financial guarantees or other contractual commitments that are reasonably likely to have an adverse effect on liquidity.

Off-Balance Sheet Arrangements

We do not have any off-balance sheet arrangements.

Seasonality

We do not consider our business to be seasonal.

Inflation and Changing Prices

Neither inflation or changing prices for the three months ended March 31, 2014 had a material impact on our operations.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

None.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth information regarding the beneficial ownership of our common stock as of the record date by:

●	each person whom we know beneficially owns more than 5% of our common stock;

●	each of our named executive officers and directors; and

●	all of our executive officers and directors as a group.

Beneficial ownership and percentage ownership are determined in accordance with the rules and regulations of the SEC and include voting or investment power with respect to shares of stock. This information does not necessarily indicate beneficial ownership for any other purpose. In computing the number of shares beneficially owned by a person and the percentage ownership of that person, shares of common stock subject to warrants, options and other convertible securities held by that person that are currently convertible or exercisable, or convertible or exercisable within 60 days of the record date are deemed outstanding. Such shares, however, are not deemed outstanding for the purposes of computing the percentage ownership of any other person. The percentage of beneficial ownership is based on 16,456,911 shares of common stock outstanding on the record date.

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Unless otherwise indicated and subject to community property laws where applicable, we believe that all persons named in the table have sole voting and investment power with respect to all shares of common stock beneficially owned by them. Unless otherwise indicated, the address for each person is our address at 3001 Griffin Road, Dania Beach, Florida 33312.

Name and Address of Beneficial Owner(1)	Number of Shares of Common Stock Beneficially Owned	Percentage of Common Stock Beneficially Owned
Greater than 5% Stockholders:
Doron Ziv (2)	1,626,822	9.7%
Jeffrey Holman (3)	1,281,110	7.7%
Kevin Frija (4)	1,201,439	7.2%
Adam Frija (5)	1,012,944	6.1%
Isaac Galazan (6)	963,469	5.8%
Austin W. Marxe, David M. Greenhouse and Adam C. Stettner (7)	1,482,026	9.0%
Named Executive Officers and Directors (not otherwise included above):
Harlan Press (8)	143,665	*
Ryan Kavanaugh (9)	100,000	2.4%
Robert J. Barrett III (9)	--	--
Angela Courtin (9)	--	--
Frank E. Jaumot (9)	2,000	*
All executive officers and directors as a group (7 persons)	1,568,108	9.4%

*	Represents ownership of less than 1%.
(1)
This table and the information in the notes below are based upon information supplied by the named persons, including reports and amendments thereto filed on Schedule 13D, Schedule 13G, Form 3 and Form 4 with the SEC.

(2)
Includes 120,000 shares issuable upon exercise of currently exercisable stock options and 3,101 shares issuable upon exercise of currently exercisable common stock purchase warrants. The named person is an employee of our company and serves as a director of our operating subsidiary Smoke Anywhere USA, Inc.

(3)
Includes 120,000 shares issuable upon exercise of currently exercisable stock options. The named person serves as a member of our Board of Directors and as our Chief Executive Officer and President and serves as a director of our operating subsidiary Smoke Anywhere USA, Inc.

(4)
Includes 180,000 shares issuable upon exercise of currently exercisable stock options and 4,475 shares issuable upon exercise of currently exercisable common stock purchase warrants. The named person is our former Chief Executive Officer and a former member of our Board of Directors.

(5)
Includes 120,000 shares issuable upon exercise of currently exercisable stock options. The named person serves as our director of licensing and business development and is the brother of Mr. Kevin Frija, our former Chief Executive Officer.

(6)	Includes 120,000 shares issuable upon exercise of currently exercisable stock options. The named person serves as a director of our operating subsidiary Smoke Anywhere USA, Inc.
(7)
Consists of (i) 1,037,410 shares owned by Special Situations Fund III QP, L.P., or SSFQP, (ii) 296,411 shares owned by Special Situations Cayman Fund, L.P., or SSF Cayman, and (iii) 148,205 shares owned by Special Situations Private Equity Fund, L.P., or SSF Private Equity. MGP Advisers Limited Partnership, or MGP, is the general partner of SSFQP. AWM Investment Company, Inc., or AWM, is the general partner of MGP, the general partner of and investment adviser to SSF Cayman and the investment adviser to SSF Private Equity. Austin W. Marxe, David M. Greenhouse and Adam C. Stettner are the principal owners of MGP and AWM. Through their control of MGP and AWM, Messrs. Marxe, Greenhouse and Stettner share voting and investment control over the portfolio securities of each of the funds listed above. The address of Messrs. Marxe. Greenhouse and Stettner is 527 Madison Avenue, Suite 2600, New York, NY 10022.

(8)
Includes 30,000 shares issuable upon exercise of currently exercisable stock options and 3,101 shares issuable upon exercise of currently exercisable common stock purchase warrants. The named person serves as our Chief Financial Officer.

(9)	The named person serves as a member of our Board of Directors.

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INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

None of the Company’s executive officers or directors has a substantial interest, direct or indirect, by security holdings or otherwise in the Acquisition which is not shared by all of the Company’s stockholders.

DELIVERY OF MATERIALS

Securities and Exchange Commission rules permit a single Information Statement to be sent to any household at which two or more stockholders reside if they appear to be members of the same family. This procedure, referred to as householding, reduces the volume of duplicate information stockholders receive and reduces mailing and printing expenses. A number of brokerage firms have instituted householding. In accordance with a notice that is being sent to certain beneficial stockholders (who share a single address) only one Information Statement will be sent to that address unless any stockholder at that address gave contrary instructions. We will promptly deliver a copy of such materials to any stockholder requesting the same. However, if any such beneficial stockholder residing at such an address wishes to receive a separate Information Statement or if any stockholders who share an address wish to receive a single set of annual reports or information statements in the future, please contact Island Stock Transfer (our transfer agent & registrar) in writing by mailing to 15500 Roosevelt Boulevard, Suite 301, Clearwater, Florida 33760 or by faxing your request to 727-289-0069.   You can also contact us by calling 888-766-5351.

ADDITIONAL INFORMATION

The Company is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and files reports and other information with the SEC. Such reports and other information filed by the Company may be inspected and copied at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C.20549.  Please call the SEC at 1-800-SEC-0330 for further information on the operation of the SEC’s public reference rooms. The SEC also maintains a website that contains reports, proxy statements and other information regarding registrants that file electronically with the SEC. The address of the SEC’s web site is http://www.sec.gov.

49

F

F-1

F-2

UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

Unaudited Pro Forma Combined Balance Sheet as of March 31, 2014	F-78

Unaudited Pro Forma Combined Statement of Operations for the year ended December 31, 2013	F-80

Unaudited Pro Forma Combined Consolidated Statement of Operations for the three months ended March 31, 2014	F-81

F-3

INTERNATIONAL VAPOR GROUP, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS

ASSETS	March 31, 2014 (Unaudited)	December 31, 2013
CURRENT ASSETS:
Cash	$263,202	$170,473
Due from merchant credit card processors, net of reserve for chargebacks of $62,206 and $21,470, respectively	286,522	285,022
Accounts receivable	42,139	77,262
Inventory	1,240,052	1,298,050
Prepaid expenses and vendor deposits	402,921	326,449
TOTAL CURRENT ASSETS	2,234,836	2,157,256
Property and equipment, net of accumulated depreciation and amortization of $75,661 and $52,721, respectively	481,689	255,070
Investment in and advances to unconsolidated investee	78,604	109,121
Deposits	94,282	109,691
TOTAL ASSETS	$2,889,411	$2,631,138
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES:
Accounts payable	$485,766	$675,946
Accrued expenses	290,385	332,997
Distributions payable	425,422	425,422
Line of credit	497,348	270,000
Loans from stockholders	386,704	-
Due to related parties	28,488	21,513
Deferred revenue	80,502	100,920
TOTAL CURRENT LIABILITIES	2,194,615	1,826,798
COMMITMENTS AND CONTINGENCIES
STOCKHOLDERS’ EQUITY	694,796	804,340
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$2,889,411	$2,631,138

See notes to condensed consolidated financial statements.

F-4

INTERNATIONAL VAPOR GROUP, INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)

	For The Three Months Ended March 31,
	2014	2013
SALES, NET	$3,673,588	$5,427,892
Cost of goods sold	1,301,238	1,849,677
GROSS PROFIT	2,372,350	3,578,215
EXPENSES:
Selling, general and administrative	1,841,165	2,649,907
Advertising	619,697	196,689
Total operating expenses	2,460,862	2,846,596
Operating (loss) income	(88,512)	731,619
Other expenses:
Equity in loss of unconsolidated investee	(16,387)	(66,114)
Interest	(4,645)	(4,313)
Total other expenses	(21,032)	(70,427)
NET (LOSS) INCOME	$(109,544)	$661,192

See notes to condensed consolidated financial statements

F-5

INTERNATIONAL VAPOR GROUP, INC.
CONDENSED CONSOLIDATED STATEMENT OF CASH FLOWS
(UNAUDITED)

	For The Three Months Ended March 31,
	2014	2013
OPERATING ACTIVITIES:
Net (loss) income	$(109,544)	$661,192
Adjustments to reconcile net (loss) income to net cash used in operating activities:
Depreciation amortization	22,939	2,649
Equity in loss of unconsolidated investee	16,386	66,114
Changes in operating assets and liabilities:
Due from merchant credit card processors	(1,500)	(474,532)
Accounts receivable	35,123	28,604
Inventory	57,998	(310,043)
Prepaid expenses and vendor deposits	(76,472)	27,439
Deposits	15,409	-
Accounts payable	(190,180)	(64,955)
Accrued expenses	(42,612)	174,401
Deferred revenue	(20,418)	(144,212)
NET CASH USED IN OPERATING ACTIVITIES	(292,871)	(33,343)
INVESTING ACTIVITIES:
Purchases of property and equipment	(249,558)	(45,110)
Investment in and advances to unconsolidated investee	14,131	(158,243)
NET CASH USED IN INVESTING ACTIVITIES	(235,427)	(203,353)
FINANCING ACTIVITIES:
Net proceeds from line of credit	227,348	-
Increase (decrease) in due to related parties	6,975	(51,796)
Borrowings from stockholders	386,704	270,000
NET CASH PROVIDED BY FINANCING ACTIVITIES	621,027	218,204
INCREASE (DECREASE) IN CASH	92,729	(18,492)
CASH – BEGINNING OF PERIOD	170,473	102,983
CASH – END OF PERIOD	$263,202	$84,491

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Cash paid for interest	$4,258	$4,313
Cash paid for income taxes	$-	$-

See notes to condensed consolidated financial statements.

F-6

INTERNATIONAL VAPOR GROUP, INC.
NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

NOTE 1. ORGANIZATION AND BASIS OF PRESENTATION

Organization

International Vapor Group, Inc (the “Company”) was formed on October 31, 2012 as a Florida corporation.  On November 19, 2012, the Company acquired all of the outstanding common stock of South Beach Smoke and Beach Wellness, entities under common control, in exchange for 50,000 shares of the Company’s common stock.

In January 2013, the Company acquired a 50% ownership interest in a newly formed entity, Nutricigs International, LLC, in exchange for $210,000.  This investment is being accounted for on the equity method.

The Company sells electronic cigarettes and accessories principally manufactured in China under the South Beach Smoke, Eversmoke, Optima and Vapor Zone brand names primarily to consumers located throughout the United States via the internet. The Company’s corporate headquarters and distribution center are located in Miami Lakes, Florida.  During 2013, the Company began operating retail stores in Florida.

Basis of presentation

The accompanying condensed consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information.  Accordingly, these condensed consolidated financial statements do not include all of the information and footnotes required for audited annual financial statements.  In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary to make the condensed consolidated financial statements not misleading have been included.  The condensed consolidated balance sheet at December 31, 2013 has been derived from the Company’s audited consolidated financial statements as of that date.

These condensed consolidated financial statements for the three months ended March 31, 2014 and 2013 should be read in conjunction with the audited consolidated financial statements and related notes thereto as of and for the year ended December 31, 2013.  Operating results for the three months ended March 31, 2014 are not necessarily indicative of the results that may be expected for the full year ending December 31, 2014.

F-7

NOTE 2. SUMMARY OF CERTAIN SIGNIFICANT ACCOUNTING POLICIES

Principles of consolidation

The accompanying condensed consolidated financial statements include the accounts of the Company and its wholly owned subsidiaries.  All significant intercompany transactions and balances have been eliminated.

Use of estimates in the preparation of the financial statements

The preparation of condensed consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities and disclosure of contingent assets and liabilities at the balance sheet date of the condensed consolidated financial statements, and the reported amounts of net revenue and expenses during the reporting periods.

Revenue recognition

The Company recognizes revenue when persuasive evidence of an arrangement exists, delivery has occurred, the selling price is fixed or determinable, and collectability is reasonably assured.  Sales in the accompanying condensed consolidated financial statements are net of applicable sales taxes and provisions for customer returns and allowances. Payment received in advance of the delivery of merchandise is recorded as deferred revenue.

Inventory

Inventory, consisting primarily of merchandise available for sale, is valued at the lower of cost or market, using the first-in, first-out method in determining cost and replacement cost in determining market.

Income taxes

The Company, with the consent of its stockholders, has elected to be taxed under the S Corporation provisions of the Internal Revenue Code.  Under these provisions, taxable income or loss of the Company is reflected by the stockholders on their personal income tax returns.  Therefore, no provision for income taxes has been made in the accompanying consolidated financial statements.

Significant Suppliers

During the three months ended March 31, 2014 and 2013, approximately 55% and 49%, respectively, of the Company’s purchases were from a single supplier located in China. Management believes that suppliers are capable of meeting all current and projected production needs. In the event that restrictions on trade are enacted with countries wherein the Company’s suppliers are located, it is reasonably possible that the Company would incur significant disruption to its operations.

F-8

Investment in unconsolidated investee

Investments in unconsolidated investees, in which the Company exercises significant influence, but does not possess control, are accounted for under the equity method of accounting, whereby the Company initially records its investment at cost, then recognizes its proportionate share of the investee’s undistributed earnings or losses and reduces its investment to reflect distributions received from the investee.  The Company monitors its investments in unconsolidated investees for other-than-temporary impairment by considering factors such as current economic and market conditions and the operating performance of the entities, and records reductions in carrying amounts where necessary.

NOTE 3. DUE FROM MERCHANT CREDIT CARD PROCESSORS

At March 31, 2014 and December 31, 2013, due from merchant credit card processors includes retainage held by the Company’s credit card processors, comprised of a fixed amount of approximately $231,000 and $238,000, respectively.  Retainage funds are held by the merchant credit card processors pending satisfaction of their hold requirements and expiration of charge backs/refunds from customers.  At March 31, 2014 and December 31, 2013, the Company has recorded an allowance for estimated charge backs and refunds of $62,206 and $21,470, respectively.  Credit card transactions processed but not remitted to the Company amounted to approximately $118,000 and $69,000 at March 31, 2014 and December 31 2013, respectively.

NOTE 4. INVESTMENT IN AND ADVANCES TO UNCONSOLIDATED INVESTEE

The Company holds a 50% ownership investment in Nutricigs International, LLC (Nutricigs).  In its capacity as the managing member, the Company does not control the investee and accordingly, accounts for its investment on the equity method.

At March 31, 2014 and December 31, 2013, the Company’s investment in and advances to Nutricigs consisted of the following:

	March 31, 2014 (Unaudited)	December 31, 2013

Balance - beginning of period	$109,121	$24,424
Contributions	-	210,000
Advances, net	(14,131)	14,071
Equity in loss	(16,386)	(139,374)
Balance - end of period	$78,604	$109,121

F-9

NOTE 5. LINE OF CREDIT

On December 2, 2013, the Company entered into a line of credit agreement with a financial institution providing for maximum borrowings not to exceed $500,000, based on 50% of eligible inventory and 80% of eligible receivables.  Interest is payable monthly at the prime rate plus 50 basis points (3.75% at March 31, 2014) with a minimum of 3.75% per annum. The line of credit agreement is collateralized by all of the Company’s assets and expires on December 2, 2014. The borrowings are guaranteed by the stockholders of the Company.

At March 31, 2014 and December 31, 2013 the Company had $497,348 and $270,000 of borrowings outstanding under the line of credit, respectively.   During the three months ended March 31, 2014 and 2013, the Company recorded $4,465 and $0 in interest expense for the line of credit, respectively.

NOTE 6. RELATED PARTY TRANSACTIONS

From time to time the Company is advanced funds from entities affiliated by common ownership for operating purposes which are unsecured, non-interest bearing and due on demand.  Net amounts owed to these entities as of March 31, 2014 and December 31, 2013 amounted to approximately $28,500 and $22,000, respectively.

During the three months ended March 31, 2014, the Company borrowed approximately $387,000 from stockholders. The advances bear a fixed interest rate of 4% per annum and require interest to be paid monthly.  During the three months ended March 31, 2014, the Company recorded $181 in interest expense.

During the three months ended March 31, 2013, the Company borrowed approximately $270,000 from stockholders.  The advances bore interest at a rate of 24.99% per annum and required interest to be paid monthly.  During the three months ended March 31, 2013, the Company recorded $4,313 in interest expense. The advances were repaid in 2013.

The Company sub-leased office and warehouse space from an entity related by virtue of common ownership under a non-cancelable lease through September 30, 2014.  For each of the three month periods ended March 31 2014 and 2013, rent expense related to this lease amounted to approximately $21,000.

F-10

NOTE 7. NON-QUALIFIED STOCK OPTION PLAN

During 2013, the Company established a non-qualified stock option plan for the purposes of retaining key employees.  The plan allows for an aggregate 5,495 shares to be issued under options which expire upon the earlier of 10 years from the date of the grant or immediately following the sale of the Company.  As of March 31, 2014 and December 31, 2103, the Company has granted 5,490 options with an exercise price of $73.55 per share expiring in December 2023.  No options were granted during the three months ended March 31, 2014.  Pursuant to the terms of the agreement, the option may only be exercised upon the sale of the Company.  Due to the contingent nature of the options, no compensation was recorded upon the issuance of the options.

NOTE 8. COMMITMENTS AND CONTINGENCIES

Lease Commitments

The Company leases office, retail and warehouse facilities under non-cancelable operating leases.  All operating leases require the Company to pay for common area and maintenance charges.

The remaining minimum annual rents for the years ending December 31 are:

2014	$592,000
2015	595,000
2016	598,000
2017	307,000
2018	244,000
Thereafter	14,000

$2,350,000

Rent expense for the three months ended March 31, 2014 and 2013 was $76,760 and $21,246, respectively, and is included in selling, general and administrative expenses in the accompanying condensed consolidated statement of operations.

Sales Taxes

In the course of its operations, the Company may be responsible to collect and remit state sales taxes in certain jurisdictions. In the opinion of management, it is expected that amounts, if any, which may be required to satisfy related contingent obligations will not have a material adverse effect on the Company’s financial position.

F-11

Risks Related to Government Regulation

The Food and Drug Administration (FDA) has recently announced its intent to regulate electronic cigarettes in what is termed “deeming regulations.” The FDA may “deem” electronic cigarettes, among other products, to be “tobacco products” which, could subject electronic cigarettes to the same regulations as other tobacco products. Such regulation, if enacted, may require excise taxes on the sale of electronic cigarettes and may significantly limit the Company’s ability to distribute and sell certain of their products via the Internet. Additionally, certain states and local governments have, or may, enact legislation further regulating the sale and / or use of electronic cigarettes.

Litigation

From time to time, the Company may be involved in various claims and legal actions arising in the ordinary course of business. In the opinion of management, the Company does not believe that these matters will have a material adverse effect on the Company’s financial position.

NOTE 9. SUBSEQUENT EVENTS

The Company evaluates events that have occurred after the balance sheet date but before the condensed consolidated financial statements are issued.  Based upon the evaluation, the Company did not identify any subsequent events that would have required adjustment or disclosure in the accompanying condensed consolidated financial statements other than those set forth below. The Company has evaluated subsequent events through July 2, 2014, which is the date the accompanying consolidated financial statements were available to be issued.

Entry into a material definitive agreement

On May 14, 2014, the Company and its owners (the “Owners”) entered into an Asset Purchase Agreement (the “Purchase Agreement”) with IVGI Acquisition, Inc., a newly formed wholly-owned subsidiary of Vapor Corp. (the “Buyer”), pursuant to which the Buyer will purchase the Company’s Business (as defined below) by acquiring substantially all of the Company’s assets and assuming certain of the Company’s liabilities in an asset purchase transaction (the “Transaction”).

Under the Purchase Agreement, the “Purchase Price” will be the sum of (x) $20,800,000 (the “Fixed Purchase Price”) plus (y) an earn-out aggregating up to a maximum of $29,200,000 (the “Earn-Out).

Upon consummation of the Transaction (the “Closing”), the Buyer will pay the Fixed Purchase Price as follows: (i) $1.7 million in cash less any estimated net working capital shortfall of the Company and (ii) $19.1 million in 3,300,501 newly issued unregistered share of the Buyer’s common stock (the “Fixed Shares”, which number of shares represents the quotient of the $19.1 million divided by $5.787 per share (the 30-trading day weighted average closing price per share of the Company’s common stock, as reported on the OTC Bulletin Board preceding May 14, 2014, the date of the Purchase Agreement)).

F-12

At closing 345,602 shares of the Fixed Shares with a value of $2 million will be deposited into escrow with a mutually acceptable escrow agent and will remain in escrow for a period of 27 months following as a non-exclusive source to secure the Company’s and the Owners’ indemnification obligations under the Purchase Agreement.

Payments of the Earn-Out are contingent and based upon the post-Closing performance of the Wholesale Operations, the Online Operations and the Retail Operations.  Earn-Out payments are limited to $29,200,000 in the aggregate and will be determined as follows:

●
Wholesale Operations.  An amount equal to 200% of the audited revenues generated from the Wholesale Operations for the twelve (12) full calendar month period beginning on the first day of the month following the month in which the Closing Date occurs (the “Earn-Out Start Date”);

●
Online Operations.  An amount equal to 100% of the amount by which the aggregate audited revenues generated from the Online Operations and the online sales of the Buyer and its Affiliates (other than the Online Operations for the twelve (12) full calendar month period beginning on the Earn-Out Start Date) exceed the aggregate audited revenues generated by the Online Operations and the online sales of the Buyer for the calendar year ended December 31, 2013 subject to certain exclusions; and

●
Retail Operations.  $50,000 for each Retail Store that is opened by the Buyer or any of its Affiliates directly, or by franchisees of any of the foregoing, during the twenty four (24) months following the Earn-Out Start Date (the “Measurement Period”) so long as at least 75% of such Retail Stores that are opened during the Measurement Period generate positive cash flow for any three (3) months within any consecutive six (6) month period after being opened during the late of the Measurement Period or the twelve (12) full calendar months after expiration of the Measurement Period subject to certain exclusions

Payments of the Earn-Out if and when earned will be paid by the Buyer with newly issued unregistered share of the Buyer’s common stock (the number of which will be equal to the quotient of an Earn-Out payment divided by $5.787 per share) (the “Earn-Out Share”).

The Buyer and the principal Owners Nicolas Molina and David Epstein have entered into Employment Agreements which will become effective at Closing, pursuant to which Messrs. Moline and Epstein will continue to be involved in the Business as conducted by the Buyer.  Pursuant to their respective Employment Agreements, Mr. Molina will serve as Senior Vice President of Retail & eCommerce and Mr. Epstein will serve as Vice President of Wholesale.

F-13

Consummation of the Transaction is conditioned upon the Buyer obtaining stockholder approval for issuance of the Fixed Shares and the Earn-Out Shares. The Transaction is expected to be consummated as soon as possible but not later than July 31, 2014.

The Purchase Agreement is terminable by either the Buyer or the Company if the Transaction is not consummated by July 31, 2014 due to no fault of the terminating party. Breach of the Purchase Agreement by either party may require a break-up fee of up to $500,000 to be paid, as defined.

At the Closing, the Buyer is required to enter into a Registration Rights Agreement with the Company and the Owners, pursuant to which the Buyer will be required to file one or more shelf registration statements with the Securities and Exchange Commission registering for resale by the Company and the Owners the Fixed Shares and the Earn-Out Shares.

F-14

INDEPENDENT AUDITORS’ REPORT

International Vapor Group, Inc.
Miami Lakes, FL

We have audited the accompanying consolidated financial statements of International Vapor Group, Inc., which comprise the consolidated balance sheets as of December 31, 2013 and 2012, and the related consolidated statements of income, changes in stockholders’ equity and cash flows for the years then ended, and the related notes to the consolidated financial statements.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of these consolidated financial statements in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of consolidated financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on these consolidated financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the consolidated financial statements. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the consolidated financial statements, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the consolidated financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the consolidated financial statements.

F-15

2
We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of International Vapor Group, Inc. as of December 31, 2013 and 2012, and the results of its operations and its cash flows for the years then ended in accordance with accounting principles generally accepted in the United States of America.

Miami, Florida
May 7, 2014

F-16

INTERNATIONAL VAPOR GROUP, INC.
CONSOLIDATED BALANCE SHEETS
DECEMBER 31, 2013 AND 2012

ASSETS	2013	2012
CURRENT ASSETS
Cash	$170,473	$102,983
Receivables, net (Note 2)	362,284	388,360
Inventory	1,298,050	587,201
Vendor deposits	215,037	327,596
Prepaid expenses	111,412	43,103
Total current assets	2,157,256	1,449,243
PROPERTY AND EQUIPMENT, NET (NOTE 3)	255,070	47,960
INVESTMENT IN AND ADVANCES TO UNCONSOLIDATED INVESTEE (NOTE 4)	109,121	24,424
DEPOSITS	109,691	-
	$2,631,138	$1,521,627
LIABILITIES AND STOCKHOLDERS’ EQUITY
CURRENT LIABILITIES
Accounts payable and accrued liabilities	$1,008,943	$894,604
Distributions payable	425,422	235,034
Line of credit (Note 5)	270,000	-
Loans from stockholders (Note 6)	-	59,905
Due to related parties (Note 6)	21,513	98,442
Deferred revenue	100,920	144,212
Total current liabilities	1,826,798	1,432,197
COMMITMENTS AND CONTINGENCIES (NOTE 8)
STOCKHOLDERS’ EQUITY	804,340	89,430
	$2,631,138	$1,521,627

See accompanying notes.

F-17

INTERNATIONAL VAPOR GROUP, INC.
CONSOLIDATED STATEMENTS OF INCOME
YEARS ENDED DECEMBER 31, 2013 AND 2012

	2013	2012
NET SALES	$14,951,152	$10,518,977
COST OF SALES	4,508,314	3,799,723
GROSS PROFIT	10,442,838	6,719,254
OPERATING EXPENSES
Advertising and promotion	1,158,301	725,067
Selling, general and administrative	8,043,335	5,336,970
Total operating expenses	9,201,636	6,062,037
INCOME FROM OPERATIONS	1,241,202	657,217
OTHER EXPENSES
Equity in loss of unconsolidated investee	(139,374)	-
Interest	(21,399)	-
Total other expenses	(160,773)	-
NET INCOME	$1,080,429	$657,217

See accompanying notes.

F-18

INTERNATIONAL VAPOR GROUP, INC.
CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY
YEARS ENDED DECEMBER 31, 2013 AND 2012

	Common stock
	$0.001 per value; 100,000
	and 1,000,000 shares
	authorized
				Retained
	50,000 shares			earnings
	issued and		Additional	(accumulated
	outstanding	Amount	paid-in capital	deficit)	Total
Acquisition of entities under common control	50,000	$50	$-	$(87,805)	$(87,755)
Distribution of stockholder receivables	-	-	-	(115,000)	(115,000)
Dividends	-	-	-	(365,034)	(365,034)
Net income	-	-	-	657,217	657,217
Balances - December 31, 2012	50,000	50	-	89,378	89,428
Capital contribution - noncash	-	-	59,905	-	59,905
Dividends	-	-	-	(425,422)	(425,422)
Net income	-	-	-	1,080,429	1,080,429
Balances - December 31, 2013	50,000	$50	$59,905	$744,385	$804,340

See accompanying notes.

F-19

INTERNATIONAL VAPOR GROUP, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 2013 AND 2012

	2013	2012
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$1,080,429	$657,217
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	29,786	688
Bad debt expense	108,238	-
Net loss from unconsolidated investee	139,374	-
Changes in operating assets and liabilities:
Receivables	(82,162)	(106,412)
Inventory	(710,849)	(527,291)
Vendor deposits	112,559	(327,596)
Prepaid expenses	(68,309)	(43,103)
Deposits	(109,691)	-
Accounts payable and accrued liabilities	114,337	486,079
Deferred revenue	(43,292)	93,330
Total adjustments	(510,009)	(424,305)
Net cash provided by operating activities	570,420	232,912
CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures	(236,896)	(48,650)
Investment in and advances to unconsolidated investee	(224,071)	(24,424)
Net cash used in investing activities	(460,967)	(73,074)
CASH FLOWS FROM FINANCING ACTIVITIES:
Net proceeds from line of credit	270,000	-
Distributions	(235,034)	(130,000)
Increase (decrease) in due to related parties	(76,929)	93,006
Repayments of amounts due to stockholders, net	-	(55,000)
Net cash used in financing activities	(41,963)	(91,994)
NET INCREASE IN CASH	67,490	67,844
CASH - BEGINNING	102,983	35,139
CASH - ENDING	$170,473	$102,983
Supplemental Disclosure of Cash Flow Information:
Interest paid	$21,399	$-
Income taxes paid	$-	$-

See accompanying notes.

F-20

INTERNATIONAL VAPOR GROUP, INC.
CONSOLIDATED STATEMENTS OF CASH FLOWS
YEARS ENDED DECEMBER 31, 2013 AND 2012

Supplemental Disclosure of Noncash Financing and Investing Activities:
During 2013 amounts due to stockholders of $59,905 were contributed to additional paid-in capital.
During 2012, amounts due from stockholders aggregating $115,000 were distributed to stockholders.
Accrued distributions payable amounted to $425,422 and $235,034 at December 31, 2013 and 2012, respectively.

See accompanying notes.

F-21

INTERNATIONAL VAPOR GROUP, INC.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

NOTE 1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation and Business

International Vapor Group, Inc (IVG) was formed on October 31, 2012 as a Florida corporation. On November 19, 2012, IVG acquired all of the outstanding common stock of South Beach Smoke and Beach Wellness, entities under common control, in exchange for 50,000 shares of IVG common stock. The acquisitions have been accounted for in a manner similar to a pooling of interests and the results of operations of the acquired entities are included in the accompanying consolidated financial statements from the beginning of the earliest period presented, January 1, 2012.

In January 2013, the Company acquired a 50% ownership interest in a newly formed entity, Nutricigs International, LLC, in exchange for $210,000. This investment is being accounted for on the equity method.

The accompanying consolidated financial statements include the accounts of IVG and its wholly owned subsidiaries, collectively referred to as the Company. All significant intercompany accounts and transactions have been eliminated in consolidation.

The Company sells electronic cigarettes and accessories principally manufactured in China under the South Beach Smoke, Eversmoke, Optima and Vapor Zone brand names primarily to consumers located throughout the United States via the internet. The Company’s corporate headquarters and distribution center are located in Miami Lakes, Florida. During 2013, the Company began operating retail stores in South Florida. For the years ended December 31, 2013 and 2012, internet sales represented 95% and 99% of sales, respectively.

Cash

From time to time, the Company maintains balances with financial institutions in excess of federally insured limits.
 Receivables

Receivables consist of amounts due from wholesale customers and from credit card processors for credit card transactions processed but not remitted to the Company and retainage held. The carrying amount of receivables may be reduced by an allowance that reflects management’s best estimate of amounts that will not be collected. Management reviews credit losses and estimates the amounts, if any, that will not be collected, none at December 31, 2103 and 2012. All accounts or portions thereof determined to be uncollectible are written off to the allowance. The Company also provides an allowance for sales returns and adjustments as a reduction of sales. All realized amounts of sales returns and adjustments are written off to the allowance.

F-22

NOTE 1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Inventory

Inventory, consisting primarily of merchandise available for sale, is valued at the lower of cost or market, using the first-in, first-out method in determining cost and replacement cost in determining market.

Vendor Deposits

The Company makes advance payments to suppliers for merchandise in the ordinary course of business, typically based upon a percentage of the total purchase order. The Company pays the remaining balance upon merchandise delivery.

Property and Equipment

Property and equipment is recorded at cost. Expenditures for major betterments and additions are charged to the asset accounts, while replacements, maintenance and repairs which do not improve or extend the lives of the respective assets are charged to expense as incurred.

Depreciation and Amortization

Depreciation of property and equipment is computed by the straight-line method using various rates based generally on the estimated useful lives of the assets, which range from two to seven years. Amortization of leasehold improvements is computed by the straight-line method over the shorter of the term of the lease or the estimated useful lives of the assets.

Impairment of Long-Lived Assets

The Company reviews long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. If the sum of the expected future undiscounted cash flows is less than the carrying amount of the asset, an impairment loss is recognized to the extent the carrying amount of the impaired asset exceeds fair value.

Investment in Unconsolidated Investee

Investments in unconsolidated investees, in which the Company exercises significant influence, but does not possess control, are accounted for under the equity method of accounting, whereby the Company initially records its investment at cost, then recognizes its proportionate share of the investee’s undistributed earnings or losses and reduces its investment to reflect distributions received from the investee. The Company monitors its investments in unconsolidated investees for other-than-temporary impairment by considering factors such as current economic and market conditions and the operating performance of the entities, and records reductions in carrying amounts where necessary.

F-23

NOTE 1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

Revenue Recognition

The Company recognizes revenue when persuasive evidence of an arrangement exists, delivery has occurred, the selling price is fixed or determinable, and collectibility is reasonably assured, which is generally upon receipt of products by customers. Sales in the accompanying consolidated statements of income are net of applicable sales taxes and provisions for customer returns and allowances. Credit card sales processed in advance of the delivery of merchandise is recorded as deferred revenue.

Product Warranty

The Company provides a limited lifetime warranty to e-commerce customers who subscribe to the Company’s home delivery program. The Company accrues an estimate of its exposure to warranty claims based on both current and historical product sales data and warranty costs incurred. Warranty claims were insignificant for the years ended December 31, 2013 and 2012.

Shipping and Handling Fees

The Company records shipping and handling fees charged to customers in sales and the related costs incurred are recorded in cost of sales.

Advertising Costs

Advertising costs are charged to operations as incurred and are included in operating expenses. The amounts charged for the years ended December 31, 2013 and 2012 were approximately $1,158,000 and $725,000, respectively.

Income Taxes

The Company, with the consent of its stockholders, has elected to be taxed under the S Corporation provisions of the Internal Revenue Code. Under these provisions, taxable income or loss of the Company is reflected by the stockholders on their personal income tax returns. Therefore, no provision for income taxes has been made in the accompanying consolidated financial statements.

The Company assesses its tax positions in accordance with “Accounting for Uncertainties in Income Taxes” as prescribed by the Accounting Standards Codification (ASC), which provides guidance for financial statement recognition and measurement of uncertain tax positions taken or expected to be taken in a tax return for open tax years (generally a period of three years from the later of each return’s due date or the date filed) that remain subject to examination by the Company’s major tax jurisdictions. Generally, the Company remains subject to income tax examinations for all periods since commencement of operations in 2010.

F-24

NOTE 1.	SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

The Company assesses its tax positions and determines whether it has any material unrecognized liabilities for uncertain tax positions. The Company records these liabilities to the extent it deems them more likely than not to be incurred. Interest and penalties related to uncertain tax positions, if any, would be classified as a component of income tax expense.

The Company believes that it does not have any significant uncertain tax positions requiring recognition or measurement in the accompanying consolidated financial statements.

Significant Suppliers

During 2013, approximately 49% of the Company’s purchases were from a single supplier located in China. During 2012, approximately 71% of the Company’s purchases were from three suppliers located in China. Management believes that suppliers are capable of meeting all current and projected production needs. In the event that restrictions on trade are enacted with countries wherein the Company’s suppliers are located, it is reasonably possible that the Company would incur significant disruption to its operations.

Use of Estimates in the Preparation of Financial Statements

The preparation of financial statements, in conformity with accounting principles generally accepted in the United States of America, requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the balance sheet dates and the reported amounts of revenues and expenses for the years presented. Actual results could differ from those estimates.

NOTE 2.	RECEIVABLES

At December 31, 2013 and 2012, receivables includes retainage held by the Company’s credit card processors, comprised of a fixed amount of approximately $238,000 and $221,000, respectively. Retainage funds are held by the merchant credit card processors pending satisfaction of their hold requirements and expiration of charge backs/refunds from customers. At December 31, 2013 and 2012, the Company has recorded an allowance for estimated charge backs and refunds of $21,470 and $89,368, respectively. Credit card transactions processed but not remitted to the Company amounted to approximately $77,000 and $248,000 at December 31, 2013 and 2012, respectively.

Accounts receivable from wholesale customers amounted to approximately $69,000 and $7,000 at December 31, 2013 and 2012, respectively.

F-25

NOTE 3.	PROPERTY AND EQUIPMENT

Property and equipment at December 31, 2013 and 2012 consisted of the following:

	2013	2012

Leasehold improvements	$161,461	$-
Furniture and fixtures	83,417	34,934
Computers and office equipment	62,913	35,961
	307,791	70,895
Less: accumulated depreciation and amortization	52,721	22,935
	$255,070	$47,960

Depreciation and amortization expense amounted to $29,786 and $688 for the years ended December 31, 2013 and 2012, respectively.

NOTE 4.	INVESTMENT IN AND ADVANCES TO UNCONSOLIDATED INVESTEE

As of December 31, 2013, the Company held a 50% ownership investment in Nutricigs International, LLC (Nutricigs). In its capacity as the managing member, the Company does not control the investee and accordingly, accounts for its investment on the equity method. Prior to the Company investing in Nutricigs in January 2013, the Company advanced Nutricigs approximately $24,000 in December 2012.

At December 31, 2013 and 2012, the Company’s investment in and advances to Nutricigs consisted of the following:

	2013	2012

Balance - beginning of year	$24,424	$-
Contributions	210,000	-
Advances, net	14,071	24,424
Equity in loss	(139,374)	-
Balance - end of year	$109,121	$24,424

F-26

NOTE 5.	LINE OF CREDIT

On December 2, 2013, the Company entered into a line of credit agreement with a financial institution providing for maximum borrowings not to exceed $500,000, based on 50% of eligible inventory and 80% of eligible receivables. Interest is payable monthly at the prime rate plus 50 basis points (3.75% at December 31, 2013) with a minimum of 3.75% per annum. The line of credit agreement is collateralized by all of the Company’s assets, expires on December 2, 2014, and is subject to, among other things, certain financial covenants and restrictions. The borrowings are guaranteed by the stockholders of the Company.

For the year ended December 31, 2013, the interest expense incurred on the line of credit amounted to approximately $401.

NOTE 6.	RELATED PARTY TRANSACTIONS

From time to time the Company is advanced funds from entities affiliated by common ownership for operating purposes which are unsecured, non-interest bearing and due on demand. Net amounts owed to these entities as of December 31, 2013 and 2012 amounted to approximately $22,000 and $98,000, respectively.

During 2013, the Company borrowed approximately $270,000 from stockholders. The advances had a fixed interest rate of 24.99% per annum and required interest to be paid monthly. During 2013, the loans were paid in full and interest expense amounted to approximately $21,000 for the year ended December 31, 2013.

During 2012, the Company distributed $115,000 of loans receivable from stockholders, which were non-interest bearing and had no stated maturity.

As of December 31, 2011, the Company had non-interest bearing loans due upon demand to stockholders of $114,905, of which $55,000 was repaid during 2012 and the remaining $59,905 was contributed to additional paid-in capital of the Company by the stockholders during 2013.

For the year ended December 31, 2012, the Company incurred $305,000 in fees for management and consulting services to entities affiliated by common ownership which are included in other operating costs in the accompanying consolidated statements of income.

During 2013, the Company was reimbursed approximately $72,000 by Nutricigs for certain general and administrative expenses. These reimbursements are recorded as a reduction of selling, general and administrative expenses in the accompanying consolidated statement of income.

F-27

NOTE 6.	RELATED PARTY TRANSACTIONS (Continued)

The Company sub-leased office and warehouse space from an entity related by virtue of common ownership under a non-cancelable lease through September 30, 2014. For the years ending December 31, 2013 and 2012, rent expense related to this lease amounted to approximately $85,000 and $72,000, respectively.

NOTE 7.	NON-QUALIFIED STOCK OPTION PLAN

During 2013, the Company established a non-qualified stock option plan for the purposes of retaining key employees. The plan allows for an aggregate 5,495 shares to be issued under options which expire upon the earlier of 10 years from the date of the grant or immediately following the sale of the Company. As of December 31, 2013, the Company has granted 5,490 options with an exercise price of $73.55 per share expiring in December 2023. Pursuant to the terms of the agreement, the option may only be exercised upon the sale of the Company. Due to the contingent nature of the options, no compensation was recorded upon the issuance of the options.

NOTE 8.	COMMITMENTS AND CONTINGENCIES

Lease Commitments

The Company leases office and warehouse facilities under non-cancelable operating leases. All operating leases require the Company to pay for common area and maintenance charges.

The approximate future minimum rentals under these leases for the years subsequent to December 31, 2013 inclusive of leases entered into in 2014 are as follows:

2014	$669,000
2015	595,000
2016	598,000
2017	307,000
2018	244,000
Thereafter	14,000
$2,427,000

For the years ended December 31, 2013 and 2012, rent expense amounted to approximately $112,000 and $70,000, respectively.

Sales Taxes

In the course of its operations, the Company may be responsible to collect and remit state sales taxes in certain jurisdictions. In the opinion of management, it is expected that amounts, if any, which may be required to satisfy related contingent obligations will not have a material adverse effect on the Company’s financial position.

F-28

NOTE 8.	COMMITMENTS AND CONTINGENCIES (Continued)

Risks Related to Government Regulation

The Food and Drug Administration (FDA) has recently announced its intent to regulate electronic cigarettes in what is termed “deeming regulations.” The FDA may “deem” electronic cigarettes, among other products, to be “tobacco products” which, could subject electronic cigarettes to the same regulations as other tobacco products. Such regulation, if enacted, may require excise taxes on the sale of electronic cigarettes and may significantly limit the Company’s ability to distribute and sell certain of their products via the Internet. Additionally, certain states and local governments have, or may, enact legislation further regulating the sale and / or use of electronic cigarettes.

Litigation

From time to time, the Company may be involved in various claims and legal actions arising in the ordinary course of business. In the opinion of management, the Company does not believe that these matters will have a material adverse effect on the Company’s financial position.

NOTE 9.	SUBSEQUENT EVENTS

The Company has evaluated subsequent events through May 7, 2014, which is the date the accompanying consolidated financial statements were available to be issued.

F-29

PART I
FINANCIAL INFORMATION

Item 1. Financial Statements

VAPOR CORP.
CONDENSED CONSOLIDATED BALANCE SHEETS

	March 31, 2014	December 31, 2013
	(Unaudited)
ASSETS
CURRENT ASSETS:
Cash	$4,109,471	$6,570,215
Due from merchant credit card processor, net of reserve for chargebacks of $2,500 and $2,500, respectively	120,280	205,974
Accounts receivable, net of allowance of $170,519 and $256,833, respectively	1,866,652	1,802,781
Inventories	4,246,067	3,321,898
Prepaid expenses and vendor deposits	1,241,985	1,201,040
Deferred tax asset, net	1,520,747	766,498
TOTAL CURRENT ASSETS	13,105,202	13,868,406

Property and equipment, net of accumulated depreciation of $31,767 and $27,879, respectively	29,592	28,685
Other assets	90,284	65,284

TOTAL ASSETS	$13,225,078	$13,962,375

LIABILITIES AND STOCKHOLDERS’ EQUITY

CURRENT LIABILITIES:
Accounts payable	$1,417,208	$1,123,508
Accrued expenses	551,643	420,363
Term loan	297,116	478,847
Customer deposits	154,870	182,266
Income taxes payable	4,106	5,807
TOTAL CURRENT LIABILITIES	2,424,943	2,210,791

COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS’ EQUITY:
Preferred stock, $.001 par value, 1,000,000 shares authorized, none issued	-	-
Common stock, $.001 par value, 50,000,000 shares authorized, 16,614,528 and 16,214,528 shares issued and 16,264,528 and 16,214,528 outstanding, respectively	16,614	16,214
Additional paid-in capital	13,615,934	13,115,024
Accumulated deficit	(2,832,413)	(1,379,654)
TOTAL STOCKHOLDERS’ EQUITY	10,800,135	11,751,584

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$13,225,078	$13,962,375

See notes to unaudited condensed consolidated financial statements

F-30

VAPOR CORP.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)

	For The Three Months Ended March 31,
	2014	2013

SALES, NET	$4,792,544	$6,360,749
Cost of goods sold	3,831,928	3,708,806
GROSS PROFIT	960,616	2,651,943

EXPENSES:
Selling, general and administrative	2,769,726	1,606,098
Advertising	367,615	851,201
Total operating expenses	3,137,341	2,457,299
Operating (loss) income	(2,176,725)	194,644
Other expense:
Interest expense	28,434	66,510
Total other expense	28,434	66,510
(LOSS) INCOME BEFORE INCOME TAX (BENEFIT) EXPENSE	(2,205,159)	128,134
Income tax (benefit) expense	(752,400)	4,590
NET (LOSS) INCOME	$(1,452,759)	$123,544

(LOSS) EARNINGS PER COMMON SHARE – BASIC	$(0.09)	$0.01
(LOSS) EARNINGS PER COMMON SHARE - DILUTED	$(0.09)	$0.01

WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING – BASIC	16,267,750	12,038,847
WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING – DILUTED	16,267,750	12,270,668

See notes to unaudited condensed consolidated financial statements

F-31

VAPOR CORP. CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED)

	For The Three Months Ended March 31,
	2014	2013
OPERATING ACTIVITIES:
Net (loss) income	$(1,452,759)	$123,544
Adjustments to reconcile net (loss) income to net cash used in operating activities:
Change in allowances	(86,314)	9,000
Depreciation	3,888	2,962
Amortization of debt discount	-	5,337
Stock-based compensation expense	610,414	15,605
Deferred income tax benefit	(754,249)	-
Changes in operating assets and liabilities:
Due from merchant credit card processors	85,694	181,791
Accounts receivable	22,443	(247,701)
Inventories	(924,169)	(64,062)
Prepaid expenses and vendor deposits	(40,945)	(58,109)
Other assets	(25,000)	-
Accounts payable	293,700	28,569
Accrued expenses	131,280	9,164
Customer deposits	(27,396)	(399,142)
Income taxes	(1,701)	4,590
NET CASH USED IN OPERATING ACTIVITIES	(2,165,114)	(388,452)
INVESTING ACTIVITIES:
Purchases of property and equipment	(4,795)	(8,057)
NET CASH USED IN INVESTING ACTIVITIES:	(4,795)	(8,057)
FINANCING ACTIVITIES
Offering costs	(109,104)	-
Proceeds from issuance of senior convertible note payable	-	500,000
Principal payments on term loan payable	(181,731)	-
NET CASH (USED IN) PROVIDED BY FINANCING ACTIVITIES	(290,835)	500,000

(DECREASE) INCREASE IN CASH	(2,460,744)	103,491

CASH — BEGINNING OF PERIOD	6,570,215	176,409

CASH — END OF PERIOD	$4,109,471	$279,900

SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION

Cash paid for interest	$29,077	$53,168
Cash paid for income taxes	$3,550	$-

See notes to unaudited condensed consolidated financial statements

F-32

VAPOR CORP.

NOTES TO CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
(UNAUDITED)

Note 1.	ORGANIZATION AND BASIS OF PRESENTATION

Organization

Vapor Corp. (the “Company”) is the holding company for its wholly owned subsidiary Smoke Anywhere U.S.A., Inc. (“Smoke”). The Company designs, markets and distributes electronic cigarettes, vaporizers, e-liquids and accessories under the Krave®, VaporX®, Hookah Stix®, Alternacig®, Fifty-One® (also known as Smoke 51), EZ Smoker®, Green Puffer®, Americig®, Fumaré™ and Smoke Star® brands. “Electronic cigarettes” or “e-cigarettes,” designed to look like traditional cigarettes, are battery-powered products that enable users to inhale nicotine vapor without smoke, tar, ash, or carbon monoxide.

Reincorporation

The Company reincorporated to the State of Delaware from the State of Nevada effective on December 31, 2013. The reincorporation was effected in accordance with the Company’s obligation to reincorporate to the State of Delaware from the State of Nevada not later than December 31, 2013, in connection with the Company’s completion of a private placement of 3,333,338 shares of common stock at a per share price of $3.00 for gross proceeds of $10 million, which closed on October 29, 2013 (as described under “Private Placement of Common Stock” in Note 4 below).

Basis of presentation

The accompanying unaudited condensed consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for interim financial information and with the rules and regulations of the U.S. Securities and Exchange Commission (“SEC”). Accordingly, these condensed consolidated financial statements do not include all of the information and footnotes required for audited annual financial statements. In the opinion of management, all adjustments (consisting of normal recurring accruals) considered necessary to make the condensed consolidated financial statements not misleading have been included.  The condensed consolidated balance sheet at December 31, 2013 has been derived from the Company’s audited consolidated financial statements as of that date.

These unaudited condensed consolidated financial statements for the three months ended March 31, 2014 and 2013 should be read in conjunction with the audited consolidated financial statements and related notes thereto as of and for the year ended December 31, 2013 included in the Company’s Annual Report on Form 10-K for such year as filed with the SEC on February 26, 2014.   Operating results for the three months ended March 31, 2014 are not necessarily indicative of the results that may be expected for the full year ending December 31, 2014.

F-33

Reverse Stock Split
Effective on December 27, 2013, the Company effected a reverse stock split of its common stock at a ratio of 1-for-5. As a result of the reverse stock split, the Company’s share capital was reduced to 51,000,000 shares from 251,000,000 shares, of which 50,000,000 shares are common stock and 1,000,000 shares are “blank check” preferred stock. All references in these notes and in the related condensed consolidated financial statements to number of shares, price per share and weighted average number of shares outstanding of common stock prior to the reverse stock split (including the share capital decrease) have been adjusted to reflect the reverse stock split (including the share capital decrease) on a retroactive basis, unless otherwise noted.

Note 2.	SUMMARY OF CERTAIN SIGNIFICANT ACCOUNTING POLICIES

Principles of consolidation
The accompanying condensed consolidated financial statements include the accounts of the Company and its wholly owned subsidiary.  All significant intercompany transactions and balances have been eliminated.

Use of estimates in the preparation of the financial statements
The preparation of the condensed consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities and disclosure of contingent assets and liabilities at the date of the condensed consolidated financial statements, and the reported amounts of net revenue and expenses during the reporting periods. Actual results could differ from those estimates. These estimates and assumptions include allowances, reserves and write-downs of receivables and inventory, valuing equity securities, stock-based payment arrangements, deferred taxes and valuation allowances.  Certain of our estimates could be affected by external conditions, including those unique to our industry, and general economic conditions.  It is possible that these external factors could have an effect on our estimates that could cause actual results to differ from our estimates. The Company re-evaluates all of its accounting estimates at least quarterly based on these conditions and records adjustments when necessary.

Revenue recognition
The Company recognizes revenue from product sales or services rendered when the following four revenue recognition criteria are met: (i) persuasive evidence of an arrangement exists, (ii) delivery has occurred or services have been rendered, (iii) the selling price is fixed or determinable, and (iv) collectability is reasonably assured.

Product sales and shipping revenues, net of promotional discounts, rebates, and return allowances are recorded when the products are shipped, title passes to customers and collection is reasonably assured. Retail sales to customers are made pursuant to a sales contract that provides for transfer of both title and risk of loss upon the Company’s delivery to the carrier. Retail sales to customers are made pursuant to a sales contract that provides for transfer of both title and risk of loss upon the Company’s delivery to the carrier. Return allowances, which reduce product revenue, are estimated using historical experience. Revenue from product sales and services rendered is recorded net of sales and consumption taxes.

The Company periodically provides incentive offers to its customers to encourage purchases. Such offers include current discount offers, such as percentage discounts off current purchases, inducement offers, such as offers for future discounts subject to a minimum current purchase, and other similar offers. Current discount offers, when accepted by the Company’s customers, are treated as a reduction to the purchase price of the related transaction, while inducement offers, when accepted by its customers, are treated as a reduction to the purchase price of the related transaction based on estimated future redemption rates. Redemption rates are estimated using the Company’s historical experience for similar inducement offers. The Company reports sales net of current discount offers and inducement offers, on its condensed consolidated statements of operations.

F-34

Accounts Receivable
Accounts receivable, net is stated at the amount the Company expects to collect.  The Company provides a provision for allowances that includes returns, allowances and doubtful accounts equal to the estimated uncollectible amounts.  The Company estimates its provision for allowances based on historical collection experience and a review of the current status of trade accounts receivable. It is reasonably possible that the Company’s estimate of the provision for allowances will change.

At March 31, 2014 accounts receivable balances included a concentration from two customers of an amount greater than 10% of the total net accounts receivable balance ($280,560 from Customer A and $235,947 from Customer B). At December 31, 2013 accounts receivable balances included a concentration from one customer of an amount greater than 10% of the total net accounts receivable balance ($286,768 from Customer B). As to revenues, no customers accounted for revenues in excess of 10% of the net sales for the three-month periods ended March 31, 2014 and 2013.

Inventories
Inventories are stated at the lower of cost (determined by the first-in, first-out method) or market. If the cost of the inventories exceeds their market value, provisions are recorded to write down excess inventory to its net realizable value.  The Company’s inventories consist primarily of merchandise available for resale.

Income Taxes
The (benefit) provision for income taxes is based on (loss) income before income tax (benefit) expense reported for financial statement purposes after adjustments for transactions that do not have tax consequences. Deferred tax assets and liabilities are realized according to the estimated future tax consequences attributable to differences between the carrying value of existing assets and liabilities and their respective tax basis. Deferred tax assets and liabilities are measured using the enacted tax rates as of the date of the condensed consolidated balance sheets. The effect of a change in tax rates on deferred tax assets and liabilities is reflected in the period that includes the statutory enactment date. In assessing the realization of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment. After consideration of all of the information available, management has determined that a valuation allowance is not required at March 31, 2014 and December 31, 2013, to reduce the deferred tax assets for the amounts that will likely not be realized. Should the factors underlying management’s analysis change, future valuation adjustments to the Company’s net deferred tax assets may be necessary.

The Company recognizes a liability for uncertain tax positions. An uncertain tax position is defined as a position in a previously filed tax return or a position expected to be taken in a future tax return that is not based on clear and unambiguous tax law and which is reflected in measuring current or deferred income tax assets and liabilities for interim or annual periods. The Company may recognize the tax benefit from an uncertain tax position only if it is more likely than not that the tax position will be sustained on examination by the taxing authorities, based on the technical merits of the position. The Company measures the tax benefits recognized based on the largest benefit that has a greater than 50% likelihood of being realized upon ultimate resolution. The Company recognizes interest and penalties related to unrecognized tax benefits in its provision for income taxes.

F-35

In order to determine the quarterly provision for income taxes, the Company uses an estimated annual effective tax rate, which is based on expected annual income and statutory tax rates. Certain significant or unusual items are separately recognized in the quarter during which they occur and can be a source of variability in the effective tax rates from quarter to quarter.  Income tax (benefit) expense for the three months ended March 31, 2014 and 2013 was ($752,400) and $4,590, respectively. The effective tax rate for the three months ended March 31, 2014 differs from the U.S. federal statutory rate of 34% primarily due to utilization of net operating losses and certain permanent differences between tax reporting purposes and financial reporting purposes. The Company files U.S. and state income tax returns in jurisdictions with various statutes of limitations. At March 31, 2014 the Company had federal and state net operating losses of $1,841,082 and $1,632,554, respectively.  These net operating losses expire in 2032. Utilization of the Company’s net operating losses may be subject to annual limitation due to ownership change limitations that may have occurred or that could occur in the future with respect to the stock ownership of the Company, as required by section 382 of the Internal Revenue Service Code of 1986, as amended, as well as similar state provisions. These ownership changes may limit the amount of net operating losses that can be utilized annually to offset future taxable income and tax respectively.

Fair value measurements
The Company applies the provisions of Accounting Standards Codification (“ASC”) 820, “Fair Value Measurements and Disclosures,” (“ASC 820”). The Company’s short term financial instruments include cash, due from merchant credit card processors, accounts receivable, accounts payable and accrued expenses, each of which approximate their fair values based upon their short term nature. The Company’s other financial instruments include notes payable obligations. The carrying value of these instruments approximate fair value, as they bear terms and conditions comparable to market, for obligations with similar terms and maturities.

ASC 820 defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. ASC 820 also establishes a fair value hierarchy, which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. ASC 820 describes three levels of inputs that may be used to measure fair value: Level 1 – quoted prices in active markets for identical assets or liabilities; Level 2 – quoted prices for similar assets and liabilities in active market or inputs that are observable; and Level 3 – inputs that are unobservable.

Stock-Based Compensation
The Company accounts for stock-based compensation under ASC Topic No. 718, “Compensation-Stock Compensation” (“ASC 718”).  These standards define a fair value based method of accounting for stock-based compensation. In accordance with ASC 718, the cost of stock-based compensation is measured at the grant date based on the value of the award and is recognized over the vesting period. The value of the stock-based award is determined using the Black-Scholes-Merton valuation model, whereby compensation cost is the fair value of the award as determined by the valuation model at the grant date or other measurement date. The resulting amount is charged to expense on the straight-line basis over the period in which the Company expects to receive the benefit, which is generally the vesting period. The Company considers many factors when estimating expected forfeitures, including types of awards, employee class, and historical experience.

Recent Accounting Pronouncements
The Financial Accounting Standards Board, the Emerging Issues Task Force and the SEC have issued certain accounting standards, updates and regulations as of March 31, 2014 that will become effective in subsequent periods; however, management of the Company does not believe that any of those standards, updates or regulations would have significantly affected the Company’s financial accounting measures or disclosures had they been in effect during the three months ended March 30, 2014 or 2013, and it does not believe that any of them will have a significant impact on the Company’s condensed consolidated financial statements at the time they become effective.

F-36

Note 3.	FACTORING FACILITY AND TERM LOAN PAYABLE

Factoring Facility

On August 8, 2013, the Company and Smoke entered into an accounts receivable factoring facility (the “Factoring Facility”) with Entrepreneur Growth Capital, LLC (the “Lender”) pursuant to an Invoice Purchase and Sale Agreement, dated August 8, 2013, by and among them (the “Factoring Agreement”). During the three months ended March 31, 2014,  the Company did not borrow under the Factoring Facility. At March 31, 2014 and December 31, 2013 the Company had no borrowings outstanding under the Factoring Facility.

Term Loan

On August 16, 2013, the Company and Smoke entered into a $750,000 term loan (the “Term Loan”) with the Lender pursuant to a Credit Card Receivables Advance Agreement, dated August 16, 2013, by and among them (the “Term Agreement”). The Term Loan matures on August 15, 2014 (or earlier generally upon termination of the Factoring Agreement), is payable from the Company’s and Smoke’s current and future merchant credit card receivables at the annual rate of 16% subject to the Lender retaining a daily fixed amount of $3,346 from the daily collection of the merchant credit card receivables and is secured by a security interest in substantially all of the Company’s assets. The Company used the proceeds of the Term Loan for general working capital purposes.

At March 31, 2014 and December 31, 2013 the Company had $297,116 and $478,847 of borrowings outstanding under the Term Loan, respectively. During the three months ended March 31, 2014 and 2013, the Company recorded $28,434 and $0 in interest expense for the Term Loan, respectively, and this amount is included in interest expense in the accompanying condensed consolidated statements of operations.

Note 4.	STOCKHOLDERS’ EQUITY

Issuance of Common Stock

On February 3, 2014, the Company entered into a consulting agreement (the “Consulting Agreement”) with Knight Global Services, LLC (“Knight Global”) pursuant to which the Company retained Knight Global to assist the Company with increasing awareness of its electronic cigarette brands as well as assisting the Company to expand and diversify its relationships with large retailers and national chains.  Knight Global is a wholly owned subsidiary of Knight Global, LLC of which Ryan Kavanaugh is an investor and principal. Effective March 5, 2014, the Board of Directors of the Company elected Mr. Kavanaugh as a member of the Board of Directors in accordance with the Consulting Agreement.  Knight Global serves as the family office for Mr. Kavanaugh. Mr. Kavanaugh is the Founder and Chief Executive Officer of Relativity, a next-generation media company engaged in multiple aspects of entertainment, including film production; financing and distribution; television; sports management; music publishing; and digital media.

Under the terms of the Consulting Agreement, the Company has issued to Mr. Kavanaugh 400,000 shares of its common stock, of which 50,000 shares have vested immediately while the remaining 350,000 shares will vest in installments of 50,000 shares per quarterly period beginning on the 90th day following February 3, 2014 and each ensuing quarterly period thereafter so long as the Consulting Agreement has not been terminated and during each quarterly period Knight Global has presented the Company with a minimum of six (6) bona fide opportunities for activities specified in the Consulting Agreement that are intended to increase awareness of the Company’s electronic cigarettes. In addition, during the term of the Consulting Agreement, which is 2 years, and during an 18-month post-termination period, the Company has agreed to pay Knight Global commissions payable in cash equal to 6% of “net sales” (as defined in the Consulting Agreement) of its products to retailers introduced by Knight Global and to retailers with which the Company has existing relationships and with which Knight Global is able, based on its verifiable efforts, to increase net sales of the Company’s products.

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The grant date fair value of the common shares issued on February 3, 2014 was $3,080,000 based on closing price per share of the Company’s common stock, as reported on the OTC Bulletin Board, on February 3, 2014. During the three months ended March 31, 2014 and 2013, the Company recognized stock-based compensation expense, for the Consulting Agreement, in the amount of $592,300 and $0, which is included as part of selling, general and administrative expense in the accompanying condensed consolidated statements of operations.

The Consulting Agreement is terminable by the Company between 181 days and 364 days after February 3, 2014 if Knight Global is not performing the consulting services in accordance with the terms of the Consulting Agreement subject to the Company providing Knight Global with written notice of non-performance and Knight Global having a 30-day cure period to cure such non-performance. In the event of such termination, in addition to delivering previously vested shares and commission payments due and owing Knight Global, 50,000 of the unvested shares subject to quarterly vesting as described above shall automatically vest and be delivered by the Company to Mr. Kavanaugh and Knight Global shall be entitled to commission payments during the 18-month post-termination period.

The Consulting Agreement is terminable by Knight Global, at any time, and the Company, after the termination period described in the preceding paragraph, for a material uncured breach of the Consulting Agreement, provided that the terminating party has provided the other party with written notice of material breach and a 30-day cure period (or longer under certain circumstances if the breach is not curable within such 30-day period and such party has initiated curative action within such 30-day period and thereafter diligently and continuously pursues such curative action until the breach has been cured). A breach by either party is not deemed to be material unless it causes economic harm to the other party. If the terminating party desires to terminate the Consulting Agreement after the notice and cure period on the basis that the other party has not cured the breach then the terminating party, within 30 days following expiration of the cure period, is required to initiate arbitration in the Delaware Court of Chancery to determine whether the other party has materially breached the Consulting Agreement.

Private Placement of Common Stock

On October 22, 2013, the Company entered into a purchase agreement (the “Purchase Agreement”) with various institutional and individual accredited investors and certain of its officers and directors to raise gross proceeds of $10 million in a private placement of 3,333,338 shares of its common stock at a per share price of $3.00 (the “Private Placement”). On October 29, 2013, the Company completed the Private Placement. The Company received net proceeds from the Private Placement of approximately $9.1 million, after paying placement agent fees and estimated offering expenses, which the Company will use to fund its growth initiatives and for working capital purposes.

Pursuant to the Purchase Agreement, concomitantly with completion of the Private Placement, the Company entered into a registration rights agreement with the investors (other than its participating officers and directors), pursuant to which the Company filed with the SEC an initial registration statement to register for resale the 3,216,171 shares of the Company’s common stock purchased by the investors (other than the Company’s participating officers and directors). The initial registration statement was declared effective by the SEC on January 27, 2014. On March 5, 2014, the Company filed a post-effective amendment to the initial registration statement. The post-effective amendment to the initial registration statement was declared effective by the SEC on March 11, 2014. The post-effective amendment does not include 1,035,732 shares of the Company’s common stock that were previously sold under the initial registration statement. If the post-effective amendment to the initial registration statement is not effective for resales for more than 20 consecutive days or more than 45 days in any 12 month period during the registration period (i.e., the earlier of the date on which the shares have been sold or are eligible for sale under SEC Rule 144 without restriction), the Company is required to pay the investors (other than the Company’s participating officers and directors) liquidated damages in cash equal to 1.5% of the aggregate purchase price paid by the investors (other than the Company’s participating officers and directors) for the shares for every 30 days or portion thereof until the default is cured. These cash payments could be as much as $98,120 for every 30 days.

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Under the terms of the Purchase Agreement, the Company:

●	Amended its existing equity incentive plan on November 20, 2013 to reduce the number of shares of its common stock reserved and available for issuance under the plan to 1.8 million from 8 million.

●	Effectuated a reverse stock split of its common stock at a ratio of 1-for-5, which became effective in the marketplace at the opening of business December 27, 2013.

●	Reincorporated to the State of Delaware effective on December 31, 2013.

●	Reconstituted its board of directors effective April 25, 2014 so that as so reconstituted, the board of directors consists of five members, a majority of whom each qualify as an “independent director” as defined in NASDAQ Marketplace Rule 5605(a)(2) and the related NASDAQ interpretative guidance (as described under “Reconstitution of the Board” in Note 6 below); and

●	Is required no later than July 29, 2014 to list its common stock on The NASDAQ Capital Market and up until such time as the listing is accomplished the Company is required to comply with all NASDAQ rules (other than NASDAQ’s board composition, board committee, minimum bid price and similar listing requirements), such as holding annual meetings and the timely filing of proxy statements.

Warrants

A summary of warrant activity for the three months ended March 31, 2014 is presented below:

	Number of Warrants	Weighted- Average Exercise Price	Weighted- Average Contractual Term	Aggregate Intrinsic Value
Outstanding at January 1, 2014	215,880	3.23
Warrants granted	—	—
Warrants exercised	—	—
Warrants forfeited or expired	—	—
Outstanding at March 31, 2014	215,880	$3.23	5.0	$727,516
Exercisable at March 31, 2014	215,880	$3.23	5.0	$727,516

Stock-based Compensation

During the three months ended March 31, 2014 and 2013, the Company recognized stock-based compensation expense in connection with the amortization of stock option expense of $18,106 and $10,688, respectively, which is included as part of selling, general and administrative expense in the accompanying condensed consolidated statements of operations. The amounts relate to the previously granted options and the granting of options during the first quarter of 2014 to a Director and to an employee to purchase 72,000 shares of the Company’s common stock with an exercise price of $8.30 per share which vest in 3 annual installments valued at $178,992.

The fair value of employee stock options was estimated using the following weighted-average assumptions:

For Three Months Ended March 31, 2014
Expected term	5 - 7 years

Risk Free interest rate	1.57%

Dividend yield	0.0%

Volatility	31%

No employee stock options were granted during the first quarter of 2013.

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Stock option activity Options outstanding at March 31, 2014 under the various plans are as follows (in thousands):

Plan	Total Number of Options Outstanding under Plans

Equity compensation plans not approved by security holders	900
Equity Incentive Plan	275
1,175

A summary of activity under all option Plans at March 31, 2014 and changes during the three months ended March 31, 2014 (in thousands, except per share data):

	Number of Shares	Weighted- Average Exercise Price	Weighted- Average Contractual Term	Aggregate Intrinsic Value
Outstanding at January 1, 2014	1,119	$2.17	6.89	$7,815
Options granted	72	8.30	5.83	-
Options exercised	-	-	-	-
Options forfeited or expired	16	1.47	10.00	-
Outstanding at March 31, 2014	1,175	$2.55	6.78	$4,753
Exercisable at March 31, 2014	989	$2.167	6.36	$4,384
Options available for grant at March 31, 2014	1,482

At March 31, 2014 the amount of unamortized stock-based compensation expense on unvested stock options granted to employees and consultants was $307,076.

Earnings (loss) per share
Basic earnings and loss per share are computed by dividing the net income or loss available to common stockholders by the weighted average number of common shares outstanding during the period.  Diluted earnings per share is computed using the weighted average number of common shares and, if dilutive, potential common shares outstanding during the period. Potential common shares consist of the incremental common shares issuable upon the exercise of stock options (using the treasury stock method) and the conversion of the Company’s convertible debt and warrants (using the if-converted method). Diluted loss per share excludes the shares issuable upon the exercise of stock options from the calculation of net loss per share, as their effect is antidilutive.

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The following table reconciles the numerator and denominator for the calculation:

	For the Three Months Ended March 31,
	2014	2013

Net (loss) income - basic	$(1,452,759)	$123,544

Denominator – basic:
Weighted average number of common shares outstanding	16,463,417	12,038,847
Basic (loss) earnings per common share	$(0.09)	$0.01

Net (loss) income - diluted	$(1,452,759)	$123,544

Denominator – diluted:
Weighted average number of common shares outstanding	16,463,417	12,038,847

Weighted average effect of dilutive securities:
Common share equivalents of outstanding stock options	-	224,816
Common share equivalents of outstanding convertible debt	-	-
Common share equivalents of outstanding warrants	-	7,005
Weighted average number of common shares outstanding	16,463,419	12,070,668
Diluted (loss) earnings per common share	$(0.09)	$0.01

Securities excluded from the weighted outstanding because their inclusion would have been antidilutive:
Convertible debt	-	665,419
Stock options	1,174,500	-
Warrants	215,880	8,142

Note 5.	COMMITMENTS AND CONTINGENCIES

Lease Commitments
The Company leases its Florida office and warehouse facilities under a twenty-four month lease agreement with an initial term through April 30, 2013 that the Company extended in March 2013 and 2014 when it exercised the first and second of three successive one-year renewal options. The lease provides for annual rental payments of $144,000 per annum (including 45 days of total rent abatement) during the initial twenty-four month term and annual rental payments of $151,200, $158,760 and $174,636 during each of the three one-year renewal options.  In October 2013, the Company amended the master lease to include an additional approximately 2,200 square feet for an additional annual rental payment of $18,000 subject to the same renewal options and other terms and conditions set forth in the master lease.

The remaining minimum annual rents for the years ending December 31 are:

2014	$131,940
2015	58,920
Total	$190,860

Rent expense for the three months ended March 31, 2014 and 2013 was $44,838 and $38,160, respectively, and is included in selling, general and administrative expenses in the accompanying condensed consolidated statement of operations.

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Legal Proceedings

From time to time the Company may be involved in various claims and legal actions arising in the ordinary course of our business. There were no pending material claims or legal matters as of the date of this report other than two of the three following matters.

On May 15, 2011, the Company became aware that Ruyan Investment (Holdings) Limited (“Ruyan”) had named the Company, along with three other sellers of electronic cigarettes in a lawsuit filed in the U.S. District Court for the Central District of California alleging infringement of U.S. Patent No. 7,832,410, entitled “Electronic Atomization Cigarette.” against the Company’s Fifty-One Trio products. In that lawsuit, which was initially filed on January 12, 2011, Ruyan was unsuccessful in bringing suit against the Company due to procedural rules of the court. Subsequent thereto, on July 29, 2011, Ruyan filed a new lawsuit in which it named the Company, along with seven other sellers of electronic cigarettes, alleging infringement of the same patent. On March 1, 2013, the Company and Ruyan settled this multi-defendant federal patent infringement lawsuit as to them pursuant to a settlement agreement by and between them. Under the terms of the settlement agreement:

●
The Company acknowledged the validity of Ruyan’s U.S. Patent No. 7,832,410 for “Electronic Atomization Cigarette” (the “410 Patent”), which had been the subject of Ruyan’s patent infringement claim against the Company;

●	The Company paid Ruyan a lump sum payment of $12,000 for the Company’s previous sales of electronic cigarettes based on the 410 Patent; and

●
On March 1, 2013, in conjunction with releasing one another (including their respective predecessors, successors, officers, directors and employees, among others) from claims related to the 410 Patent, the Company and Ruyan filed a Stipulated Judgment and Permanent Injunction with the above Court dismissing with prejudice all claims which have been or could have been asserted by them in the lawsuit.

On June 22, 2012, Ruyan filed a second lawsuit against the Company alleging infringement of U.S. Patent No. 8,156,944 (the ‘944 Patent). Ruyan also filed separate cases for patent infringement against nine other defendants asserting infringement of the 944 Patent. Ruyan’s second lawsuit against the Company known as Ruyan Investment (Holdings) Limited vs. Vapor Corp. CV-12-5466 is pending in the United States District Court for the Central District of California. All of these lawsuits have been consolidated for discovery and pre-trial purposes. The Company intends to vigorously defend against this lawsuit.

On February 25, 2013, Ruyan’s second patent infringement lawsuit against the Company as well as all of the other consolidated lawsuits were stayed as a result of the Court granting a stay in one of the consolidated lawsuits. The Court granted the motion to stay Ruyan’s separate lawsuits against the Company and the other defendants based on the filing of a request for inter partes reexamination of the ‘944 Patent at the United States Patent and Trademark Office..

As a result of the stay, all of the consolidated lawsuits involving the ‘944 Patent have been stayed until the reexamination is completed. As a condition to granting the stay of all the lawsuits, the Court required any other defendant who desires to seek reexamination of the 944 Patent and potentially seek another stay (or an extension of the existing stay) based on any such reexamination to seek such reexamination no later than July 1, 2013. Two other defendants sought reexamination of the 944 Patent before expiration of such Court-imposed deadline of July 1, 2013. All reexamination proceedings of the ‘944 Patent have been stayed by the United States Patent and Trademark Office Patent Trial and Appeal Board pending its approval of one or more of them.

On March 5, 2014, Fontem Ventures, B.V. and Fontem Holdings 1 B.V. (the successors to Ruyan) filed a complaint against the Company alleging infringement of U.S. Patent No. 8,365,742, entitled “Aerosol Electronic Cigarette”, U.S. Patent No. 8,375,957, entitled “Electronic Cigarette”, U.S. Patent No. 8,393,331, entitled “Aerosol Electronic Cigarette” and U.S. Patent No. 8,490,628, entitled “Electronic Atomization Cigarette.  On April 8, 2014, plaintiffs amended their complaint to add U.S. Patent No. 8,689,805, entitled “Electronic Cigarette.”  The products accused of infringement by the plaintiff are various Krave, Fifty-one and Hookah Stix products and parts. Eight other companies were also sued in separate lawsuits alleging infringement of one or more of the patents listed above.  The Company filed its Answer and Counterclaims on May 1, 2014.  The Company intends to vigorously defend against this lawsuit.

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Related Party Transactions

During the three months ended March 31, 2014 and 2013, the Company paid aggregate interest of $0 and $29,589, respectively to Ralph Frija, the father of the Company’s former Chief Executive Officer Kevin Frija and a less than 5% stockholder, pursuant to a previously outstanding senior note. During the three months ended March 31, 2014 and 2013, the Company paid aggregate interest of $0 and $5,658, respectively to Kevin Frija, a greater than 5% stockholder, pursuant to a previously outstanding senior convertible note. During the three months ended March 31, 2014 and 2013, the Company paid interest of $0 and $4,438, respectively to Doron Ziv, a greater than 5% stockholder, and to Harlan Press, the Company’s Chief Financial Officer, pursuant to previously outstanding senior convertible notes.

Purchase Commitments

At March 31, 2014 and December 31, 2013, the Company has vendor deposits of $690,715 and $782,363, respectively, and vendor deposits are included as a component of prepaid expenses and vendor deposits on the condensed consolidated balance sheets included herewith.

NOTE 6.	SUBSEQUENT EVENTS

The Company evaluates events that have occurred after the balance sheet date but before the condensed consolidated financial statements are issued.  Based upon the evaluation, the Company did not identify any recognized or non-recognized subsequent events that would have required adjustment or disclosure in the accompanying condensed consolidated financial statements other than those set forth below.

Reconstitution of the Board of Directors

Effective April 25, 2014, the Board of Directors (the “Board”) of the Company reconstituted itself to consist of five (5) members, a majority of whom each qualify as an “independent director” as defined in NASDAQ Marketplace Rule 5605(a)(2) and the related NASDAQ interpretative guidance.

Specifically, the Board’s reconstitution consisted of the following:

●
the Board elected each of Robert J Barrett III, Angela Courtin, Frank E. Jaumot as a member of the Board to serve until his/her successor is duly elected or until his/her earlier resignation or removal from office.  Mr. Barrett, Ms. Courtin and Mr. Jaumot each qualify as an “independent director” as defined by NASDAQ Marketplace Rule 5605(a)(2) and the related NASDAQ interpretative guidance;

●	Kevin Frija, and Doron Ziv, incumbent members of the Board, resigned;

●	The Board elected Jeffrey Holman, President and an incumbent member of the Board, as Chairman of the Board; and

●	the size of the Board was increased to and fixed at five (5) members from four (4) members.

After reconstituting the Board, the five (5) members of the Board are Jeffrey Holman, Robert J Barrett III, Angela Courtin, Frank E. Jaumot and Ryan Kavanaugh.

In addition, the Board granted to each of Mr. Barrett, Ms. Courtin and Mr. Jaumot effective April 25, 2014 a non-qualified stock option award under the Company’s Equity Incentive Plan to purchase up to 60,000 shares of the Company’s common stock at an exercise price per share equal to $6.48 (the closing share price of the Company’s common stock as reported on the OTC Bulletin Board at the close of trading on the grant date).  Each of Mr. Barrett’s, Ms. Courtin’s and Mr. Jaumot’s stock options expires on the fifth anniversary of the grant date, vests in equal annual installments over a three-year period from the grant date subject to he/she serving as a member of the Board on each such vesting date and is to be evidenced by a non-qualified stock option agreement customarily utilized under the Equity Incentive Plan.

F-43

There are no arrangements or understandings between any of Mr. Barrett, Ms. Courtin and Mr. Jaumot and any other person pursuant to which he/she was selected as a director.

None of Mr. Barrett, Ms. Courtin and Mr. Jaumot have a direct or indirect material interest in any transaction with the Company involving an amount exceeding the lesser of $120,000 or one percent of the average of the Company’s total assets at year end for the last two completed fiscal years.

Mr. Ziv, a founder of the Company, will continue to serve as an employee of the Company and as a director of the Company’s subsidiary Smoke Anywhere USA, Inc. and is a greater than 5% stockholder of the Company.

Resignation of Chief Executive Officer and Appointment of New Chief Executive Officer

Effective April 25, 2014, Mr. Frija resigned as the Company’s Chief Executive Officer and the Board appointed the Company’s President and incumbent member of the Board, Jeffrey Holman, as the Company’s new Chief Executive Officer.

In connection with Mr. Frija’s resignation as Chief Executive Officer, the Board approved severance payments to Mr. Frija in an aggregate amount equal to one year of base salary at the rate of $159,000 per annum payable in installments in accordance with the Company’s normal payroll schedule conditioned upon his execution and delivery of a general release to the Company, which has become irrevocable in accordance with its terms and applicable law, and his compliance with the non-solicitation, confidentiality and non-competition covenants of his Employment Agreement dated February 27, 2012 with the Company until April 24, 2015 in certain respects and indefinitely in other respects. During the three months ended March 31, 2014 the Company accrued severance expense in the amount of $167,003, which is included as part of the selling, general and administrative expenses in accompanying condensed consolidated statements of operations in connection with Mr. Frija’s resignation.

In addition to serving as a member of the Board, Chairman of the Board and Chief Executive Officer, Mr. Holman, a founder of the Company, will continue to serve as the Company’s President, and as a director of the Company’s subsidiary Smoke Anywhere USA, Inc. and is a greater than 5% stockholder of the Company.

Entry into a material definitive agreement

On May 14, 2014, the Company and its newly formed wholly-owned subsidiary IVGI Acquisition, Inc., a Delaware corporation (the “Buyer”),  entered into an Asset Purchase Agreement (the “Purchase Agreement”) with International Vapor Group, Inc., a Delaware corporation (“International Vapor”), certain of International Vapor’s subsidiaries (together with International Vapor,  the “Sellers”) and the owners of International Vapor (the “Owners”), pursuant to which the Buyer will purchase the Sellers’ Business (as defined below) by acquiring substantially all of the Sellers’ assets and assuming certain of the Sellers’ liabilities in an asset purchase transaction (the “Transaction”).

The Sellers are engaged in the business of (i) owning certain electronic cigarette and vaporizer brands, including South Beach Smoke®, EverSmoke® and Vapor Zone® and related products and accessories, as well as any other electronic cigarette and vaporizer brands and related products and accessories commercially available and under development by the Sellers (collectively, the “E-Cig Products”), (ii) online sales of the E-Cig Products (the “Online Operations”), (iii) wholesale distribution of the E-Cig Products (the “Wholesale Operations”) and (iv) retail sales of the E-Cig Products (the “Retail Operations” and together with the E-Cig Products, the Online Operations and the Wholesale Operations, the “Business”).

Under the terms of the Purchase Agreement, the “Purchase Price” will be the sum of (x)   $20,800,000 (the “Fixed Purchase Price”) plus (y) an earn-out aggregating up to a maximum of $29,200,000 (the “Earn-Out”).

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Upon consummation of the Transaction (the “Closing”), the Company will, through the Buyer, pay the Fixed Purchase Price as follows:  (i) $1.7 million in cash less any estimated net working capital shortfall of the Sellers and (ii) $19.1 million in 3,300,501 newly issued unregistered shares of the Company’s common stock (the “Fixed Shares”, which number of shares represents the quotient of the $19.1 million divided by $5.787 per share (the 30-trading day weighted average closing price per share of the Company’s common stock, as reported on the OTC Bulletin Board preceding May 14, 2014, the date of the Purchase Agreement)).

At Closing, 345,602 shares of the Fixed Shares with a value of $2 million will be deposited into escrow with a mutually acceptable escrow agent and will remain in escrow for a period of 27 months following Closing as a non-exclusive source to secure the Sellers’ and the Owners’ indemnification obligations under the Purchase Agreement.

Payments of the Earn-Out  are contingent and based upon the post-Closing performance of the Wholesale Operations, the Online Operations and the Retail Operations.  Earn-Out payments are limited to $29,200,000 in the aggregate and will be determined as follows:

●
Wholesale Operations. An amount equal to 200% of the audited revenues generated from the Wholesale Operations for the twelve (12) beginning on the first day of the month following the month in which the Closing Date occurs (the “Earn-Out Start Date”);

●
Online Operations.  An amount equal to 100% of the amount by which the aggregate audited revenues generated from the Online Operations and the online sales of the Company and its Affiliates (other than the Online Operations for the twelve (12) full calendar month period beginning on the Earn-Out Start Date) exceed the aggregate audited revenues generated by the Online Operations and the online sales of the Company for the calendar year ended December 31, 2013 subject to certain exclusions; and

●
Retail Operations.  $50,000 for each Retail Store that is opened by the Company or any of its Affiliates directly, or by franchisees of any of the foregoing, during the twenty four (24) months following the Earn-Out Start Date (the “Measurement Period”) so long as at least 75% of such Retail Stores that are opened during the Measurement Period generate positive cash flow for any three (3) months within any consecutive six (6) month period after being opened during the later of the Measurement Period or the twelve (12) full calendar months after expiration of the Measurement Period subject to certain exclusions.

Payments of the Earn-Out if and when earned will be paid by the Company, through the Buyer, with newly issued unregistered shares of the Company’s common stock (the number of which will be equal to the quotient of an Earn-Out payment divided by $5.787 per share) (the “Earn-Out Shares”).

The Buyer and the principal Owners Nicolas Molina and David Epstein have entered into Employment Agreements which will become effective at Closing, pursuant to which Messrs. Molina and Epstein will continue to be involved in the Business as conducted by the Buyer.  Pursuant to their respective Employment Agreements, Mr. Molina will serve as Senior Vice President of Retail & eCommerce and Mr. Epstein will serve as Vice President of Wholesale.

The Purchase Agreement generally contains customary representations, warranties, covenants and agreements of the parties.  The Company’s and Buyer’s obligations and the Sellers’ and Owners’ obligations to consummate the Transaction are subject to certain conditions, including (i) the accuracy of the representations and warranties of the other parties; (ii) performance in all material respects by the other parties of their pre-Closing covenants and agreements; and (iii) that there has been no “Buyer/Parent  Material Adverse Effect” or “Seller/Owner Material Adverse Effect” (as such terms are defined in the Purchase Agreement), as applicable,  of the other parties.

In addition, consummation of the Transaction is conditioned upon the Company obtaining stockholder approval for issuance of the Fixed Shares and the Earn-Out Shares.

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The Company expects to consummate the Transaction as soon as possible but not later than July 31, 2014.

Each of the Company and the Buyer and  International Vapor and the Owners (severally, but not jointly, and ratably)  have post-Closing indemnity obligations under the Purchase Agreement for breaches of their representations and warranties as well as their pre- and post-Closing covenants and agreements which are subject to specified caps, baskets,  limits and survival periods depending on the nature of the indemnity claim.  These indemnity obligations are the sole and exclusive remedy and recourse of the parties subject to limited exceptions for fraud and specific performance.

The Purchase Agreement is terminable  by either the Company or International Vapor if the Transaction is not consummated by July 31, 2014 due to no fault of the terminating party.

If the Purchase Agreement is terminated by International Vapor because the Company has willfully and intentionally breached the Purchase Agreement, which includes the failure of the Company’s stockholders to approve the issuance of the Fixed Shares and the Earn-Out Shares, then the Company is required to pay International Vapor a $500,000 break-up fee in cash within two (2) business days following the date of termination of the Purchase Agreement.  International Vapor is equally required to pay the Company a $500,000 break-up fee in cash if the Company terminates the Purchase Agreement because the Sellers or the Owners have willfully and intentionally breached the Purchase Agreement.

If the Purchase Agreement is terminated by either International Vapor or the Company because the non-terminating party breached the Purchase Agreement and such breach was unintentional then the non-terminating party is required to reimburse the terminating party for all out-of-pocket fees and expenses incurred by the terminating party up to a maximum of $300,000.

At the Closing, the Company is required to enter into a Registration Rights Agreement with International Vapor and the Owners, pursuant to which the Company will be required to file one or more shelf registration statements  with the Securities and Exchange Commission registering for resale by International Vapor and the Owners the Fixed Shares and the Earn-Out Shares.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders
of Vapor Corp.

We have audited the accompanying consolidated balance sheets of Vapor Corp. (the “Company”) as of December 31, 2013 and 2012, and the related consolidated statements of operations, changes in stockholders’ equity (deficiency) and cash flows for the years then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. The Company is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the consolidated financial position of Vapor Corp. as of December 31, 2013 and 2012, and the consolidated results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Marcum LLP

Marcum LLP
New York, NY
February 26, 2014

F-47

VAPOR CORP.
CONSOLIDATED BALANCE SHEETS

	DECEMBER 31,
	2013	2012
ASSETS
CURRENT ASSETS:
Cash	$6,570,215	$176,409
Due from merchant credit card processors, net of reserve for charge-backs of $2,500 and $15,000, respectively	205,974	1,031,476
Accounts receivable, net of allowance of $256,833 and $61,000, respectively	1,802,781	748,580
Inventories	3,321,898	1,670,007
Prepaid expenses and vendor deposits	1,201,040	465,860
Income tax receivable	-	47,815
Deferred tax asset, net	766,498	222,130
TOTAL CURRENT ASSETS	13,868,406	4,362,277
Property and equipment, net of accumulated depreciation of $27,879 and $16,595, respectively	28,685	25,190
Other assets	65,284	12,000
TOTAL ASSETS	$13,962,375	$4,399,467
LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIENCY)
CURRENT LIABILITIES:
Accounts payable	$1,123,508	$3,208,595
Accrued expenses	420,363	350,151
Term loan	478,847	-
Customer deposits	182,266	477,695
Income taxes payable	5,807	-
TOTAL CURRENT LIABILITIES	2,210,791	4,036,441

LONG-TERM DEBT:
Senior convertible notes payable to related parties, net of debt discount of $0 and $3,530, respectively	-	346,470
Senior note payable to stockholder	-	500,000
TOTAL LONG-TERM DEBT	-	846,470
TOTAL LIABILITIES	2,210,791	4,882,911
COMMITMENTS AND CONTINGENCIES
STOCKHOLDERS’ EQUITY (DEFICIENCY):
Preferred stock, $.001 par value, $1,000,000 shares authorized, none issued
Common stock, $.001 par value, 50,000,000 shares authorized 16,214,528 and 12,038,163 shares issued and outstanding, respectively	16,214	12,038
Additional paid-in capital	13,115,024	1,685,524
Accumulated deficit	(1,379,654)	(2,181,006)
TOTAL STOCKHOLDERS’ EQUITY (DEFICIENCY)	11,751,584	(483,444)
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY (DEFICIENCY)	$13,962,375	$4,399,467

See notes to consolidated financial statements

F-48

VAPOR CORP.
CONSOLIDATED STATEMENTS OF OPERATIONS

	FOR THE YEARS ENDED DECEMBER 31,
	2013	2012
SALES NET	$25,990,228	$21,352,691
Cost of goods sold	16,300,333	13,225,008
Gross Profit	9,689,895	8,127,683
EXPENSES:
Selling, general and administrative	6,464,969	6,865,633
Advertising	2,264,807	3,559,616
Total operating expenses	8,729,776	10,425,249
Operating income (loss)	960,119	(2,297,566)
Other expense:
Induced conversion expense	299,577	-
Interest expense	383,981	89,347
Total other expenses	683,558	89,347
INCOME (LOSS) BEFORE INCOME TAX BENEFIT	276,561	(2,386,913)
Income tax benefit	524,791	465,941
NET INCOME (LOSS)	$801,352	$(1,920,972)
BASIC EARNINGS (LOSS) PER COMMON SHARE	$0.06	$(0.16)
DILUTED EARNINGS (LOSS) PER COMMON SHARE	$0.06	$(0.16)
WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING – BASIC	12,818,487	12,037,597
WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING – DILUTED	13,186,365	12,037,597

See notes to consolidated financial statements

F-49

VAPOR CORP.
CONSOLIDATED STATEMENTS OF CHANGES IN STOCKHOLDERS’ EQUITY
(DEFICIENCY)
FOR THE YEARS ENDED DECEMBER 31, 2013 AND 2012

	Common Stock		Additional Paid- In Capital	(Accumulated Deficit)	Total
	Shares	Amount
Balance — January 1, 2012	12,038,163	$12,038	$1,635,165	$(260,034)	$1,387,169
Stock-based compensation expense	—	—	46,089	—	46,089
Discount on convertible notes to related parties	—	—	4,270	—	4,270
Net loss	—	—	—	(1,920,972)	(1,920,972)
Balance — December 31, 2012	12,038,163	12,038	1,685,524	(2,181,006)	(483,444)
Issuance of common stock for services	20,000	20	86,980	—	87,000
Exercise of stock options	43,300	43	70,257	—	70,300
Discount on convertible notes to related parties	—	—	98,970	—	98,970
Stock-based compensation expense	—	—	48,239	—	48,239
Issuance of common stock for cash, net of offering costs	3,333,338	3,333	9,121,770	—	9,125,103
Issuance of common stock upon conversion of debt	779,727	780	1,703,707	—	1,704,487
Induced conversion expense			299,577		299,577
Net income	—	—	—	801,352	801,352
Balance – December 31, 2013	16,214,528	$16,214	$13,115,024	$(1,379,654)	$11,751,584

See notes to consolidated financial statements

F-50

VAPOR CORP.
CONSOLIDATED STATEMENTS OF CASH FLOWS

	FOR THE YEARS ENDED DECEMBER 31,
	2013	2012
OPERATING ACTIVITIES:
Net income (loss)	$801,352	$(1,920,972)
Adjustments to reconcile net income (loss) to net cash used in operating activities:
Provision for allowances	183,333	5,645
Depreciation	11,284	11,451
Amortization of debt discount	102,500	740
Induced conversion expense	299,577	-
Stock-based compensation	135,239	46,089
Utilization of net operating loss carryforward	(346,783)	—
Deferred tax asset	(197,585)	(79,093)
Changes in operating assets and liabilities:
Due from merchant credit card processors	838,002	(369,901)
Accounts receivable	(1,250,034)	(129,632)
Prepaid expenses and vendor deposits	(735,180)	173,800
Inventories	(1,651,891)	564,827
Other assets	(53,284)	—
Accounts payable	(2,085,087)	1,579,655
Accrued expenses	70,212	66,109
Customer deposits	(295,429)	(197,305)
Income taxes	53,622	(772,171)
NET CASH USED IN OPERATING ACTIVITIES	(4,120,152)	(1,020,758)
INVESTING ACTIVITIES:
Purchases of property and equipment	(14,779)	(9,318)
NET CASH USED IN INVESTING ACTIVITIES	(14,779)	(9,318)
FINANCING ACTIVITIES
Proceeds from sale of common stock, net of offering costs	9,125,103	—
Proceeds from senior convertible notes payable to related parties	425,000	350,000
Proceeds from senior convertible notes payable	500,000	—
Principle repayments of senior note payable to stockholder	(70,513)	500,000
Proceeds from term loan payable	750,000	—
Principle repayments of term loan payable	(271,153)	—
Proceeds from factoring facility	407,888	—
Principle repayments of factoring facility	(407,888)	—
Proceeds from exercise of stock options	70,300	—
NET CASH PROVIDED BY FINANCING ACTIVITIES	10,528,737	850,000
INCREASE (DECREASE) IN CASH	6,393,806	(180,076)
CASH — BEGINNING OF YEAR	176,409	356,485
CASH — END OF YEAR	$6,570,215	$176,409
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION
Cash paid for interest	$297,508	$119,515
Cash paid for income taxes	$13,770	$381,814
Noncash financing activities:
Issuance of common stock in connection with conversion of notes payable	$1,704,487	$—
Deferred debt discount on convertible notes payable	$98,970	$—

See notes to consolidated financial statements

F-51

VAPOR CORP.
NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

Note 1. ORGANIZATION AND BASIS OF PRESENTATION

Organization

Vapor Corp. (the “Company”) is the holding company for its wholly owned subsidiary Smoke Anywhere U.S.A., Inc. (“Smoke”). The Company designs, markets and distributes electronic cigarettes, vaporizers, e-liquids and accessories under the Fifty-One® (also known as Smoke 51), Krave®, VaporX®, Alternacig®, EZ Smoker®, Green Puffer®, Americig®, Fumaré™, Hookah Stix® and Smoke Star® brands. “Electronic cigarettes” or “e-cigarettes,” designed to look like traditional cigarettes, are battery-powered products that enable users to inhale nicotine vapor without smoke, tar, ash, or carbon monoxide.

The Company was originally incorporated as Consolidated Mining International, Inc. in 1985 as a Nevada corporation, and the Company changed its name in 1987 to Miller Diversified Corporation whereupon the Company operated in the commercial cattle feeding business until October 31, 2003 when the Company sold substantially all of its assets and became a discontinued operation. On November 5, 2009, the Company acquired Smoke Anywhere USA, Inc., a distributor of electronic cigarettes, in a reverse triangular merger. As a result of the merger, Smoke Anywhere USA, Inc. became the sole operating business. On January 7, 2010, the Company changed its name to Vapor Corp.

Reincorporation

The Company reincorporated to the State of Delaware from the State of Nevada effective on December 31, 2013.

Basis of presentation

The accompanying consolidated financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) for financial information and with the rules and regulations of the U.S. Securities and Exchange Commission (“SEC”).

Reverse Stock Split

Effective on December 27, 2013, the Company effected a reverse stock split of its common stock at a ratio of 1-for-5. No fractional shares of common stock were issued, and no cash or other consideration were paid as a result of the reverse stock split. Instead, the Company issued one whole share of post-reverse stock split common stock in lieu of each fractional share of common stock. As a result of the reverse stock split, the Company’s share capital was reduced to 51,000,000 shares from 251,000,000 shares, of which 50,000,000 shares are common stock and 1,000,000 shares are “blank check” preferred stock.

The reverse stock split was effected in accordance with the Company’s obligation to effect a reverse stock split of its shares of common stock not later than December 28, 2013, in connection with the Company’s completion of a private placement of 3,333,338 shares of common stock at a per share price of $3.00 for gross proceeds of $10 million, which closed on October 29, 2013 (as described below under “Private Placement of Common Stock”).

All references in these notes and in the related consolidated financial statements to number of shares, price per share and weighted average number of shares outstanding of common stock prior to the reverse stock split (including the share capital decrease) have been adjusted to reflect the reverse stock split (including the share capital decrease) on a retroactive basis, unless otherwise noted.

F-52

Note 2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Principles of consolidation

The accompanying consolidated financial statements include the accounts of the Company and its wholly owned subsidiary. All significant intercompany transactions and balances were eliminated.

Reclassifications

Certain amounts in the prior year have been reclassified to conform to the current year presentation. These reclassifications have no effect on the Company’s previously reported results of operations and financial position.

Use of estimates in the preparation of financial statements

The preparation of consolidated financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of net revenue and expenses during the reporting periods. Actual results could differ from those estimates. These estimates and assumptions include allowances, reserves and write-downs of receivables and inventory, valuing equity securities, derivative instruments, hybrid instruments, share-based payment arrangements, deferred taxes and related valuation allowances. Certain of our estimates could be affected by external conditions, including those unique to our industry, and general economic conditions. It is possible that these external factors could have an effect on our estimates that could cause actual results to differ from our estimates. The Company re-evaluates all of its accounting estimates at least quarterly based on these conditions and records adjustments when necessary.

Revenue recognition

The Company recognizes revenue from product sales or services rendered when the following four revenue recognition criteria are met: persuasive evidence of an arrangement exists, delivery has occurred or services have been rendered, the selling price is fixed or determinable, and collectability is reasonably assured.

Product sales and shipping revenues, net of promotional discounts, rebates, and return allowances, are recorded when the products are shipped, title passes to customers and collection is reasonably assured. Retail sales to customers are made pursuant to a sales contract that provides for transfer of both title and risk of loss upon the Company’s delivery to the carrier. Return allowances, which reduce product revenue, are estimated using historical experience. Revenue from product sales and services rendered is recorded net of sales and consumption taxes.

The Company periodically provides incentive offers to its customers to encourage purchases. Such offers include current discount offers, such as percentage discounts off current purchases, inducement offers, such as offers for future discounts subject to a minimum current purchase, and other similar offers. Current discount offers, when accepted by the Company’s customers, are treated as a reduction to the purchase price of the related transaction, while inducement offers, when accepted by its customers, are treated as a reduction to the purchase price of the related transaction based on estimated future redemption rates. Redemption rates are estimated using the Company’s historical experience for similar inducement offers. The Company reports sales, net of current discount offers and inducement offers on its consolidated statements of operations.

Shipping and Handling Costs

 The Company policy is to provide free standard shipping and handling for most orders shipped during the year. Shipping and handling costs incurred are recognized in selling, general and administrative expenses. Such amounts aggregated $658,586 and $619,662 for the years ended December 31, 2013 and 2012 respectively.

F-53

 In certain circumstances, shipping and handling costs are charged to the customer and recognized in net sales. The amounts recognized for the years ended December 31, 2013 and 2012 were $129,761 and $281,842, respectively.

Cash and Cash Equivalents

The Company considers all highly liquid investments with a maturity of three months or less when purchased to be cash equivalents. For financial statement purposes, investments in money market funds are considered a cash equivalent and are included in cash and cash equivalents. The Company maintains its cash and cash equivalents at high credit quality federally insured financial institutions, with balances, at times, in excess of the Federal Deposit Insurance Corporation’s insurance coverage limit of $250,000 per federally insured financial institution. Management believes that the financial institutions that hold the Company’s deposits are financially sound and, therefore, pose a minimum credit risk. The Company has not experienced any losses in such accounts. At December 31, 2013 and 2012, the Company did not hold cash equivalents.

Accounts Receivable

Accounts receivable, net is stated at the amount the Company expects to collect. The Company provides a provision for allowances that includes returns, allowances and doubtful accounts equal to the estimated uncollectible amounts. The Company estimates its provision for allowances based on historical collection experience and a review of the current status of trade accounts receivable. It is reasonably possible that the Company’s estimate of the provision for allowances will change.

Inventories

Inventories are stated at the lower of cost (determined by the first-in, first-out method) or market. If the cost of the inventories exceeds their market value, provisions are recorded to write down excess inventory to its net realizable value. The Company’s inventories consist primarily of merchandise available for resale.

Property and equipment

Property and equipment is stated at cost less accumulated depreciation. Depreciation is calculated using the straight-line method over the expected useful life of the respective asset, after the asset is placed in service. The Company generally uses the following depreciable lives for its major classifications of property and equipment:

Description	Useful Lives
Warehouse fixtures	2 years
Warehouse equipment	5 years
Furniture and fixtures	5 years
Computer hardware	3 years

Impairment of Long-Lived Assets

The Company reviews long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying value of the asset may not be recoverable. In connection with this review, the Company also reevaluates the depreciable lives for these assets. The Company assesses recoverability by determining whether the net book value of the related asset will be recovered through the projected undiscounted future cash flows of the asset. If the Company determines that the carrying value of the asset may not be recoverable, it measures any impairment based on the projected future discounted cash flows as compared to the asset’s carrying value. Through December 31, 2013, the Company has not recorded any impairment charges on its long-lived assets.

F-54

Advertising

The Company expenses advertising cost as incurred.

Warranty liability

The Company’s limited lifetime warranty policy generally allows its end users and retailers to return defective purchased rechargeable products in exchange for new products. The Company estimates a reserve for warranty liability and records that reserve amount as a reduction of revenues and as an accrued expense on the accompanying consolidated balance sheets. The warranty claims and expense was not deemed material for the years ended December 31, 2013 and 2012.

Income taxes

The Company uses the asset and liability method of accounting for income taxes in accordance with ASC 740, “Income Taxes” (“ASC 740.”) Under this method, income tax expense is recognized as the amount of: (i) taxes payable or refundable for the current year and (ii) deferred tax consequences of temporary difference resulting from matters that have been recognized in the Company’s financial statement or tax returns. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in the results of operations in the period that includes the enactment date. A valuation allowance is provided to reduce the deferred tax assets reported if based on the weight of available evidence it is more likely than not that some portion or all of the deferred tax assets will not be realized.

Product Development

The Company includes product development expenses relating to the commercialization of new products which are expensed as incurred as part of operating expenses. Product development expenses for the years ended December 31, 2013 and 2012 were approximately $174,000 and $159,000, respectively.

Fair value measurements

The Company applies the provisions of Accounting Standards Codification (“ASC”) 820, “Fair Value Measurements and Disclosures,” (“ASC 820”). The Company’s short term financial instruments include cash, due from merchant credit card processors, accounts receivable, accounts payable and accrued expenses, each of which approximate their fair values based upon their short term nature. The Company’s other financial instruments include notes payable obligations. The carrying value of these instruments approximate fair value, as they bear terms and conditions comparable to market, for obligations with similar terms and maturities.

ASC 820 defines fair value as the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants on the measurement date. ASC 820 also establishes a fair value hierarchy, which requires an entity to maximize the use of observable inputs and minimize the use of unobservable inputs when measuring fair value. ASC 820 describes three levels of inputs that may be used to measure fair value: Level 1 – quoted prices in active markets for identical assets or liabilities; Level 2 – quoted prices for similar assets and liabilities in active market or inputs that are observable; and Level 3 – inputs that are unobservable.

F-55

Stock-Based Compensation

The Company accounts for stock-based compensation under ASC 718, “Compensation-Stock Compensation” (“ASC 718”). These standards define a fair value based method of accounting for stock-based compensation. In accordance with ASC Topic 718, the cost of stock-based compensation is measured at the grant date based on the value of the award and is recognized over the vesting period. The value of the stock-based award is determined using the Black-Scholes-Merton valuation model, whereby compensation cost is the fair value of the award as determined by the valuation model at the grant date or other measurement date. The resulting amount is charged to expense on the straight-line basis over the period in which the Company expects to receive the benefit, which is generally the vesting period. The Company considers many factors when estimating expected forfeitures, including types of awards, employee class, and historical experience.

Derivative Instruments

The Company accounts for free-standing derivative instruments and hybrid instruments that contain embedded derivative features in accordance with ASC Topic No. 815, “Accounting for Derivative Instruments and Hedging Activities,” (“ASC 815”) as well as related interpretations of this topic. In accordance with this topic, derivative instruments and hybrid instruments are recognized as either assets or liabilities in the balance sheet and are measured at fair values with gains or losses recognized in earnings. Embedded derivatives that are not clearly and closely related to the host contract are bifurcated and are recognized at fair value with changes in fair value recognized as either a gain or loss in earnings. The Company determines the fair value of derivative instruments and hybrid instruments based on available market data using appropriate valuation models, giving consideration to all of the rights and obligations of each instrument.

The Company estimates fair values of derivative instruments and hybrid instruments using various techniques (and combinations thereof) that are considered to be consistent with the objective of measuring fair values. In selecting the appropriate technique, the Company considers, among other factors, the nature of the instrument, the market risks that it embodies and the expected means of settlement. For less complex instruments, such as free-standing warrants, the Company generally uses the Black-Scholes-Merton valuation model, adjusted for the effect of dilution, because it embodies all of the requisite assumptions (including trading volatility, estimated terms, dilution and risk free rates) necessary to fair value these instruments. Estimating fair values of derivative financial instruments requires the development of significant and subjective estimates that may, and are likely to, change over the duration of the instrument with related changes in internal and external market factors. In addition, option-based techniques (such as the Black-Scholes-Merton valuation model) are highly volatile and sensitive to changes in the trading market price of the Company’s common stock. Since derivative financial instruments are initially and subsequently carried at fair values, the Company’s income (loss) going forward will reflect the volatility in these estimates and assumption changes. Under ASC 815, increases in the trading price of the Company’s common stock and increases in fair value during a given financial quarter result in the application of non-cash derivative expense. Conversely, decreases in the trading price of the Company’s common stock and decreases in trading fair value during a given financial quarter result in the application of non-cash derivative income.

Convertible Debt Instruments

The Company accounts for convertible debt instruments when the Company has determined that the embedded conversion options should not be bifurcated from their host instruments in accordance with ASC 470-20 “Debt with Conversion and Other Options”. The Company records, when necessary, discounts to convertible notes for the intrinsic value of conversion options embedded in debt instruments based upon the differences between the fair value of the underlying common stock at the commitment date of the note transaction and the effective conversion price embedded in the note. The Company amortizes the respective debt discount over the term of the notes, using the straight-line method, which approximates the effective interest method. The Company records, when necessary, induced conversion expense, at the time of conversion for the difference between the reduced conversion price per share and the original conversion price per share.

F-56

Recent Accounting Pronouncements

The Financial Accounting Standards Board, the Emerging Issues Task Force and the SEC have issued certain accounting standards, updates and regulations as of December 31, 2013 that will become effective in subsequent periods; however, management of the Company does not believe that any of those standards, updates or regulations would have significantly affected the Company’s financial accounting measures or disclosures had they been in effect during 2013 or 2012, and it does not believe that any of them will have a significant impact on the Company’s consolidated financial statements at the time they become effective.

Note 3. DUE FROM MERCHANT CREDIT CARD PROCESSOR

Due from merchant credit card processor represents monies held by the Company’s credit card processors. The funds are being held by the merchant credit card processors pending satisfaction of their hold requirements and expiration of charge backs/refunds from customers.

Note 4. PROPERTY AND EQUIPMENT

Property and equipment consists of the following:

	December 31,
	2013	2012
Computer hardware	$12,471	$9,147
Furniture and fixtures	19,821	19,821
Warehouse fixtures	7,564	7,564
Warehouse equipment	16,708	5,253
	56,564	41,785
Less: accumulated depreciation and amortization	(27,879)	(16,595)
	$28,685	$25,190

During the year ended December 31, 2013 and 2012, the Company incurred $11,284 and $11,451, respectively of depreciation expense.

Note 5. FACTORING FACILITY AND TERM LOAN PAYABLE

Factoring Facility

On August 8, 2013, the Company and Smoke entered into an accounts receivable factoring facility (the “Factoring Facility”) with Entrepreneur Growth Capital, LLC (the “Lender”) pursuant to an Invoice Purchase and Sale Agreement, dated August 8, 2013, by and among them (the “Factoring Agreement”).

The Factoring Facility has an initial term of one year and automatically renews from month to month thereafter subject to the Company terminating it earlier upon at least 15 business days’ advance written notice provided that all obligations are paid (including a termination fee, if applicable, as specified in the Factoring Agreement). The Factoring Facility is secured by a security interest in substantially all of the Company’s assets. Under the terms of the Factoring Agreement, the Lender may, at its sole discretion, purchase certain of the Company’s eligible accounts receivable. Upon any acquisition of an account receivable, the Lender will advance to the Company up to 50% of the face amount of the account receivable. Each account receivable purchased by the Lender will be subject to a factoring fee of 1% of the gross face amount of such purchased account for each 30 day period (or part thereof) the purchased account remains unpaid. The Lender will generally have full recourse against the Company in the event of nonpayment of any such purchased account.

F-57

The Factoring Agreement contains covenants and provisions relating to events of default that are customary for agreements of this type. The failure to satisfy covenants under the Factoring Agreement or the occurrence of other specified events that constitute an event of default could result in the termination of the Factoring Facility and/or the acceleration of the repayment obligations of the Company.

During the year ended December 31, 2013 gross borrowings under the Factoring Facility were $407,888, all of which were repaid as of September 30, 2013. At December 31, 2013 the Company had no borrowings outstanding under the Factoring Facility.

Term Loan

On August 16, 2013, the Company and Smoke entered into a $750,000 term loan (the “Term Loan”) with the Lender pursuant to a Credit Card Receivables Advance Agreement, dated August 16, 2013, by and among them (the “Term Agreement”).

The Term Loan matures on August 15, 2014 (or earlier generally upon termination of the Factoring Agreement), is payable from the Company’s and Smoke’s current and future merchant credit card receivables at the annual rate of 16% subject to the Lender retaining a daily fixed amount of $3,346 from the daily collection of the merchant credit card receivables and is secured by a security interest in substantially all of the Company’s assets. The Company used the proceeds of the Term Loan for general working capital purposes.

The Term Agreement contains covenants that are customary for agreements of this type. The failure to satisfy covenants under the Term Agreement or the occurrence of other specified events that constitute an event of default could result in the termination of the Term Agreement (as well as the Factoring Agreement) and/or the acceleration of the repayment of the Term Loan and the other obligations of the Company (including the Factoring Facility). The Term Agreement contains provisions relating to events of default that are customary for agreements of this type.

At December 31, 2013 the Company had $478,847 of borrowings outstanding under the Term Loan. During the year ended December 31, 2013, the Company recorded $44,769 in interest expense for the Term Loan and this amount is included in interest expense in the accompanying consolidated statements of operations.

The Company’s Chief Executive Officer and Chief Financial Officer have personally guaranteed performance of certain of the Company’s obligations under the Factoring Agreement and the Term Agreement. In consideration of the Company’s Chief Financial Officer providing the personal guarantee, the Company has agreed to amend his employment agreement as described in Note 9.

Note 6. STOCKHOLDERS’ EQUITY (DEFICIENCY)

Preferred Stock

The Company’s amended and restated articles of incorporation authorizes the Company’s Board of Directors to issue up to 1,000,000 shares of “blank check” preferred stock, having a $.001 par value, in one or more series without stockholder approval. Each such series of preferred stock may have such number of shares, designations, preferences, voting powers, qualifications, and special or relative rights or privileges as determined by the Company’s Board of Directors. At December 31, 2013 and 2012, no shares of preferred stock were issued or outstanding.

F-58

Issuance of Common Stock

On March 15 and June 15, 2013, the Company issued a total of 20,000 shares of common stock, pursuant to a consultancy agreement dated March 4, 2013. The Company terminated this consultancy agreement effective June 2013. Prior to termination of the agreement, the Company had agreed to issue on a quarterly basis common stock as compensation for services provided thereunder. The Company determined that the fair value of the common stock issued was more readily determinable than the fair value of the services provided. Accordingly, the Company recorded the fair market value of the stock as compensation expense. The Company valued the shares issued on March 15 and June 15, 2013 shares at $29,500 and $57,500, respectively, based on closing price per share of the Company’s common stock, as reported on the OTC Bulletin Board, on March 15 and June 15, 2013, respectively. During the year ended December 31, 2013, the Company recognized stock-based compensation expense in the amount of $87,000, which is included as part of selling, general and administrative expense in the accompanying consolidated statements of operations.

Private Placement of Common Stock

On October 22, 2013, the Company entered into a purchase agreement (the “Purchase Agreement”) with various institutional and individual accredited investors and certain of its officers and directors to raise gross proceeds of $10 million in a private placement of 3,333,338 shares of its common stock at a per share price of $3.00 (the “Private Placement”).

On October 29, 2013, the Company completed the Private Placement. The Company received net proceeds from the Private Placement of approximately $9.1 million, after paying placement agent fees and estimated offering expenses, which the Company will use to fund its growth initiatives and for working capital purposes.

Roth Capital Partners, LLC acted as the exclusive placement agent for the Private Placement and, as compensation therefor, the Company paid Roth Capital Partners, LLC placement agent fees of approximately $579,000 and issued to them a common stock purchase warrant to purchase up to 192,970 shares of the Company’s common stock at an initial exercise price of $3.30 per share. The warrant is immediately exercisable and expires on October 28, 2018. The exercise price and number of shares of common stock issuable under the warrant are subject to anti-dilutive adjustments for stock splits, stock dividends, recapitalizations and similar transactions. At any time the warrant may be exercised by means of a “cashless exercise” and the Company will not receive any proceeds at such time.

In conjunction with completion of the Private Placement, on October 29, 2013, the holders of the Company’s approximately $1.7 million of outstanding senior convertible notes, some of whom are officers and directors of the Company, converted in full all of these senior convertible notes into approximately 780,000 shares of the Company’s common stock, whereupon all of these senior convertible notes were fully extinguished and cease to be outstanding. See Note 8.

Pursuant to the Purchase Agreement, concomitantly with completion of the Private Placement, the Company entered into a registration rights agreement with the investors (other than its participating officers and directors), pursuant to which the Company filed a shelf registration statement on Form S-1 (“Form S-1 Registration Statement”) with the Securities and Exchange Commission (“SEC”) registering for resale by the investors (other than the Company’s participating officers and directors) the shares of Company common stock purchased by them in the Private Placement. The Form S-1 Registration Statement was declared effective by the SEC on January 27, 2014. If the Form S-1 Registration Statement is not effective for resales for more than 20 consecutive days or more than 45 days in any 12 month period during the registration period (i.e., the earlier of the date on which the shares have been sold or are eligible for sale under SEC Rule 144 without restriction), the Company is required to pay the investors (other than the Company’s participating officers and directors) liquidated damages in cash equal to 1.5% of the aggregate purchase price paid by the investors (other than the Company’s participating officers and directors) for the shares for every 30 days or portion thereof until the default is cured. The liquidated damages could be as much as $144,728 for every 30 days or portion thereof until the default is cured.

F-59

Under the terms of the Purchase Agreement, the Company:

●	Amended its existing equity incentive plan on November 20, 2013 to reduce the number of shares of its common stock reserved and available for issuance under the plan to 1.8 million from 8 million.

●
Subject to the reasonable approval of the investors, Special Situations Fund III QP, L.P., Special Situations Cayman Fund, L.P. and Special Situations Private Equity Fund, L.P., which are affiliates of AWM Investment Company (collectively, the “SSF Investors”), effected a reverse stock split of its common stock at a ratio of 1-for-5, which became effective in the marketplace at the opening of business December 27, 2013.

●	Reincorporated to the State of Delaware effective on December 31, 2013.

●
Is required no later than April 27, 2014 to reconstitute its board of directors so that as so reconstituted, the board of directors will consist of not less than five members, a majority of whom are each required to qualify as an “independent director” as defined in NASDAQ Marketplace Rule 5605(a)(2) and the related NASDAQ interpretative guidance. So long as the SSF Investors beneficially own at least 50% of the shares of the Company’s common stock purchased by them in the Private Placement, the SSF Investors have the right to appoint one member to the Company’s board who qualifies as an independent director as defined by such rule and guidance; and

●
Is required no later than July 29, 2014 to list its common stock on The NASDAQ Capital Market and up until such time as the listing is accomplished the Company is required to comply with all NASDAQ rules (other than NASDAQ’s board composition, board committee, minimum bid price and similar listing requirements), such as holding annual meetings and the timely filing of proxy statements.

All of the warrants issued in conjunction with the convertible notes described in Note 8 and the Private Placement were evaluated in accordance with ASC 815 and were determined to be equity instruments. The Company estimated the fair value of these Warrants using the Black-Scholes-Merton valuation model. The significant assumptions which the Company used to measure their respective fair values included stock prices ranging from $1.00 to $3.50 per share, expected terms of 5 years, volatility ranging from 30.3% to 51.4%, risk free interest rates ranging from 0.71% to 0.90%, and a dividend yield of 0.0%

Warrants

A summary of warrant activity for the years ended December 31, 2013 and 2012 is presented below:

	Number of Warrants	Weighted- Average Exercise Price	Weighted- Average Contractual Term	Aggregate Intrinsic Value
Outstanding at January 1, 2012	—	$—
Warrant granted	10,677	1.08
Warrants exercised	—	—
Warrants forfeited or expired	—	—
Outstanding at December 31, 2012	10,677	1.08
Warrants granted	204,943	3.34
Warrants exercised	—	—
Warrants forfeited or expired	—	—
Outstanding at December 31, 2013	215,620	$3.23	5.0	$1,276,665
Exercisable at December 31, 2013	215,620	$3.23	5.0	$1,276,665

F-60

Equity Incentive Plan

There are 1,800,000 shares of our common stock reserved for issuance under our Equity Incentive Plan (after giving effect to the reduction of the number of shares reserved and available for issuance thereunder and the 1-for-5 reverse stock split, each as implemented in accordance with the Purchase Agreement governing the Private Placement), which was duly adopted by our stockholders on November 24, 2009. The Plan provides for the granting of incentive stock options to employees, the granting of non-qualified stock options to employees, non-employee directors and consultants, and the granting of restricted stock to employees, non-employee directors and consultants in connection with their retention and/or continued employment by the Company. Options issued under the Plan generally have a ten-year term and generally become exercisable over a four-year period. Shares subject to awards that expire unexercised or are forfeited or terminated will again become available for issuance under the Plan. No participant in the Equity Incentive Plan can receive option grants and/or restricted shares for more than 20% of the total shares subject to the Plan.

Stock-Based Compensation

During the years ended December 31, 2013 and 2012, the Company recognized stock-based compensation expense, for the vesting of stock options, of $48,239 and $46,089, respectively. Stock-based compensation expense is included as part of selling, general and administrative expense in the accompanying consolidated statements of operations. The amounts relate to the granting of options to employees and consultants to purchase 48,600 shares of the Company’s common stock with an exercise price of $1.875 per share in January 2010 which vest in 4 equal annual installments valued at $46,899; the granting of options to the Company’s Chief Financial Officer to purchase 40,000 shares of the Company’s common stock with an exercise price of $1.00 per share in February 2012 which vest in 36 monthly installments valued at $20,000; the granting of options to employees and consultants to purchase 45,600 shares of the Company’s common stock with an exercise price of $1.15 per share in March 2012 which vest in 4 equal annual installments valued at $25,992; the granting of options to an employee who has since become the Company’s Chief Operating Officer to purchase 20,000 shares of the Company’s common stock with an exercise price of $1.15 per share in March 2012 which vest in 4 equal annual installments valued at $11,400; the granting of options to consultants to purchase 30,000 shares of the Company’s common stock with an exercise price of $1.00 per share in September 2012 which vest in 4 equal annual installments valued at $17,850; the granting of options to the Company’s Chief Operating Officer to purchase 20,000 shares of the Company’s common stock with an exercise price of $1.25 per share in December 2012 which vest in 36 monthly installments valued at $14,800; the granting of options to an employee to purchase 10,000 shares of the Company’s common stock with an exercise price of $4.35 per share in November 2013 which vest in 3 equal annual installments valued at $25,900; and the granting of options to employees to purchase 31,200 shares of the Company’s common stock with an exercise price of $4.35 per share in November 2013 which vest in 4 equal annual installments valued at $80,808.

As of December 31, 2013, 963,311 common stock options that were granted were vested and 156,189 common stock options were unvested. At December 31, 2013 and 2012, the amount of unamortized stock-based compensation expense on unvested stock options granted to employees and consultants was $150,037 and $122,592, respectively. The unamortized amounts will be amortized over the remaining vesting period through September 30, 2016.

F-61

The Company accounts for share-based awards exchanged for employee services at the estimated grant date fair value of the award. Compensation expense includes the impact of an estimate for forfeitures for all stock options.

Options outstanding at December 31, 2013 under the various plans are as follows (in thousands):

Plan	Total Number of Options Outstanding in Plans
Equity compensation plans not approved by security holders	900
Equity Incentive Plan	219
1,119

The Company estimated the fair value of employee stock options using the Black-Scholes-Merton option pricing model. The fair value of employee stock options is being amortized on a straight-line basis over the requisite service periods of the respective awards. The expected term of such stock options represents the average period the stock options are expected to remain outstanding and is based on the expected term calculated using the approach prescribed by SAB 107 for “plain vanilla” options. The expected stock price volatility for the Company’s stock options was determined by examining the historical volatilities for industry peers and using an average of the historical volatilities of the Company’s industry peers as well as the trading history for the Company’s common stock. The Company will continue to analyze the stock price volatility and expected term assumptions as more data for the Company’s common stock and exercise patterns becomes available. The risk-free interest rate assumption is based on the U.S. Treasury instruments whose term was consistent with the expected term of the Company’s stock options. The expected dividend assumption is based on the Company’s history and expectation of dividend payouts. For the years ended December 31, 2013 and 2012, the Company’s estimated forfeiture rate utilized ranged from 0.01% to 0.05%.

The fair value of employee stock options was estimated using the following weighted-average assumptions:

	Years Ended December 31,
	2013	2012
Expected term	6.3 – 10 years	6.3 - 10 years
Risk free interest rate	2.62%	1.39% - 1.72%
Dividend yield	0.0%	0.0%
Expected volatility	46.3%	48% - 52%

A summary of activity under all option Plans for the years ended December 31, 2013 and 2012 is presented below (in thousands, except per share data):

	Number of Shares	Weighted- Average Exercise Price	Weighted- Average Contractual Term	Aggregate Intrinsic Value
Outstanding at January 1, 2012	1,027	$2.21	6.63
Options granted	170	1.10	10.00
Options exercised	—	—	—
Options forfeited or expired	(65)	1.85	10.00
Outstanding at December 31, 2012	1,132	2.06	6.94
Options granted	41	4.35	10.00
Options exercised	(43)	1.57	10.00
Options forfeited or expired	(11)	1.27	10.00
Outstanding at December 31, 2013	1,119	$2.17	6.89	$7,815
Exercisable at December 31, 2013	963	$2.19	6.26	$6,706
Options available for grants at December 31, 2013	1,537

F-62

Earnings (Loss) Per Share

The Company utilizes ASC 260, “Earnings per Share,” (“ASC 260”) to calculate net income or loss per share. Basic earnings and loss per share are computed by dividing the net income or loss available to common stockholders by the weighted average number of common shares outstanding during the period. Diluted earnings per share is computed using the weighted average number of common shares and, if dilutive, potential common shares outstanding during the period. Potential common shares consist of the incremental common shares issuable upon the exercise of stock options (using the treasury stock method) and the conversion of the Company’s convertible debt and warrants (using the if-converted method). Diluted loss per share excludes the shares issuable upon the exercise of stock options, convertible notes and common stock purchase warrants from the calculation of net loss per share, as their effect is antidilutive.

The following table reconciles the numerator and denominator for the calculation:

	For the years ended December 31,
	2013	2012
Net income (loss) - basic	$801,352	$(1,920,972)
Denominator – basic:
Weighted average number of common shares outstanding	12,818,487	12,037,597
Basic earnings (loss) per common share	$0.06	$(0.16)
Net income (loss) - diluted	$801,352	$(1,920,972)
Denominator – diluted:
Basic weighted average number of common shares outstanding	12,818,487	12,037,597
Weighted average effect of dilutive securities:
Common share equivalents of outstanding stock options	349,428	—
Common share equivalents of outstanding warrants	18,450	—
Diluted weighted average number of common shares outstanding	13,186,365	12,037,597
Diluted earnings (loss) per common share	$0.06	$(0.16)
Securities excluded from the weighted outstanding calculation because their inclusion would have been antidilutive:
Convertible debt	—	323,357
Stock options	6,434	1,132,400
Warrants	4,089	10,676

F-63

Note 7. INCOME TAXES

The income tax (benefit) provision consists of the following:

	For the Years ended December 31,
	2013	2012
Current:
Federal	$337,016	$(383,861)
State and local	29,344	(2,987)
Utilization of net operating loss carryforward	(346,783)	-
	19,577	(386,848)
Deferred:
Federal	202,531	(283,944)
State and local	34,178	(117,722)
	236,709	(401,666)
Change in valuation allowance	(781,077)	322,573
	(544,368)	(79,093)
Income tax provision (benefit)	$(524,791)	$(465,941)

The following is a reconciliation of the expected tax expense (benefit) on the U.S. statutory rate to the actual tax expense (benefit) reflected in the accompanying statement of operations:

	For the Years Ended December 31,
	2013	2012
U.S. federal statutory rate	34.00%	(34.00%)
State and local taxes, net of federal benefit	3.63%	(3.63%)
Amortization of debt discount	13.95%	—
Debt conversion inducement	40.76%	—
Net operating loss tax adjustment	(9.65%)	—
Other permanent differences	3.00%	(0.58%)
Alternative minimum tax	6.97%	—
Deferred tax adjustment	—	3.07%
Change in valuation allowance	(282.42%)	15.62%
Income tax provision (benefit)	(189.76%)	(19.52%)

F-64

As of December 31, 2013 and 2012, the Company’s deferred tax assets and liabilities consisted of the effects of temporary differences attributable to the following:

	Years Ended December 31,
	2013	2012
Current deferred tax assets:
Net operating loss carryforwards	$169,404	$222,130
Stock-based compensation expense	442,813	—
Alternative minimum tax credit carryforwards	19,283	—
Reserves and allowances	97,587	28,599
Inventory	59,320	19,407
Accrued expenses and deferred income	8,824	9,670
Charitable contributions	1,317	1,317
Total current deferred tax assets	798,548	281,123
Valuation allowance	—	(3,808)
Total current deferred tax assets, net of valuation allowance	798,548	277,315
Current deferred tax liabilities:
Section 481 (a) adjustment	(24,450)	(48,900)
Property and equipment	(7,600)	(6,285)
Total deferred tax liabilities	(32,050)	(55,185)
Net current deferred tax assets	766,498	222,130
Non-current deferred tax assets:
Net operating loss carryforwards	—	301,422
Stock-based compensation expense	—	475,847
Total non-current deferred tax assets	—	777,269
Valuation allowance	—	(777,269)
Total non-current deferred tax assets, net of valuation allowance	—	—
Net deferred tax assets	$766,498	$222,130

           In assessing the realization of deferred tax assets, management considers whether it is more likely than not that some portion or all of the deferred tax assets will be realized. The ultimate realization of deferred tax assets is dependent upon the generation of future taxable income during the periods in which those temporary differences become deductible. Management considers the scheduled reversal of deferred tax liabilities, projected future taxable income and tax planning strategies in making this assessment. After consideration of all of the information available, management has determined that a valuation allowance of $0 and $781,077 at December 31, 2013 and 2012, respectively, is necessary to reduce the deferred tax assets to the amounts that will more likely than not be realized. Should the factors underlying management’s analysis change, future valuation adjustments to the Company’s net deferred tax assets may be necessary.

At December 31, 2013 the Company had U.S. federal and state net operating loss carryforwards (“NOLS”) of $251,269 and $1,526,482, respectively. At December 31, 2012, the Company had U.S. federal and state NOLs of $1,215,417 and $2,49,630, respectively. These NOLs expire in 2033. Utilization of our NOLS may be subject to annual limitation due to ownership change limitations that may have occurred or that could occur in the future, as required by section 382 of the Internal Revenue Service Code of 1986, as amended, as well as similar state provisions.

F-65

As required by the provisions of ASC 740, the Company recognizes the financial statement benefit of a tax position only after determining that the relevant tax authority would more likely than not sustain the position following an audit. For tax positions meeting the more likely than not threshold, the amount recognized in the consolidated financial statements is the largest benefit that has a greater than 50 percent likelihood of being realized upon ultimate settlement with the relevant tax authority. Differences between tax positions taken or expected to be taken in a tax return and the net benefit recognized and measured pursuant to the interpretation are referred to as “unrecognized benefits.” A liability is recognized (or amount of NOL or amount of tax refundable is reduced) for an unrecognized tax benefit because it represents an enterprise’s potential future obligation to the taxing authority for a tax position that was not recognized as a result of applying the provisions of ASC 740.

If applicable, interest costs and penalties related to unrecognized tax benefits are required to be calculated and would be classified as interest and penalties in general and administrative expense in the statement of operations. As of December 31, 2013 and 2012, no liability for unrecognized tax benefit was required to be reported. No interest or penalties were recorded during the years ended December 31, 2013 and 2012. The Company does not expect any significant changes in its unrecognized tax benefits in the next year. The Company files U.S. federal and state income tax returns. As of December 31, 2013, the Company’s U.S. and state tax returns remain subject to examination by tax authorities beginning with the tax return filed for the year ended December 31, 2010.

Note 8. NOTES PAYABLE TO RELATED PARTIES AND A SHAREHOLDER

Senior Convertible Notes Payable to Related Parties

On June 19, 2012, the Company entered into securities purchase agreements with Kevin Frija, its Chief Executive Officer, Harlan Press, its Chief Financial Officer, and Doron Ziv, a greater than 10% stockholder of the Company, pursuant to which Messrs. Frija, Press and Ziv purchased from the Company (i) $300,000 aggregate principal amount of the Company’s senior convertible notes (the “$300,000 Senior Convertible Notes”) and (ii) common stock purchase warrants to purchase up to an aggregate of 9,303 shares of the Company’s common stock.

The $300,000 Senior Convertible Notes, as amended (as described below), bear interest at 18% per annum, provide for cash interest payments on a monthly basis, mature on June 18, 2015 and are convertible into shares of the Company’s common stock at the option of the holders at an initial conversion price of $1.065 per share (which represents 110% of the 30-day weighted average closing price per share of the Company’s common stock, as reported on the OTC Bulletin Board, preceding June 19, 2012) subject to certain anti-dilution protection and are senior unsecured obligations of the Company.

Initially, these $300,000 Senior Convertible Notes were redeemable at the option of the holders at any time after June 18, 2013 subject to certain limitations. On November 13, 2012, the Company and the above named holders of the $300,000 Senior Convertible Notes amended the Notes to extend their redemption provisions at the option of the holders from any time after June 18, 2013 to any time after June 18, 2014. On April 30, 2013, the Company and the above named holders of the $300,000 Senior Convertible Notes further amended the Notes to eliminate their redemption provisions effective March 31, 2013. All other terms of the Senior Convertible Notes remained in effect.

In conjunction with completion of the Private Placement, on October 29, 2013, the holders of $300,000 of outstanding senior convertible notes, converted in full all of these senior convertible notes into 281,691 shares of our common stock, whereupon all of these senior convertible notes were fully extinguished and cease to be outstanding.

On September 28, 2012, the Company entered into a securities purchase agreement with Kevin Frija, its Chief Executive Officer, pursuant to which Mr. Frija purchased from the Company (i) a $50,000 principal amount senior convertible note of the Company (the “$50,000 Senior Convertible Note”) and (ii) common stock purchase warrants to purchase up to an aggregate of 1,374 shares of the Company’s common stock.

F-66

The $50,000 Senior Convertible Note, as amended (as described below), bears interest at 18% per annum, provides for cash interest payments on a monthly basis, matures on September 28, 2015 and is convertible into shares of the Company’s common stock at the option of the holder at an initial conversion price of $1.20 per share (which represents 110% of the 30-day weighted average closing price per share of the Company’s common stock, as reported on the OTC Bulletin Board, preceding September 27, 2012) subject to certain anti-dilution protection and is a senior unsecured obligation of the Company.

Initially, this $50,000 Senior Convertible Note was redeemable at the option of the holder at any time after September 27, 2013 subject to certain limitations. On November 13, 2012, the Company and the above named holder of the $50,000 Senior Convertible Note amended the Note to extend its redemption provision at the option of the holder from any time after September 27, 2013 to any time after September 27, 2014. On April 30, 2013, the Company and the above named holder of the $50,000 Senior Convertible Note further amended the Note to eliminate its redemption provision effective March 31, 2013. All other terms of the Senior Convertible Note remained in effect.

In conjunction with completion of the Private Placement, on October 29, 2013, the holder of $50,000 of outstanding senior convertible notes, converted in full all of the senior convertible notes into 41,667 shares of our common stock, whereupon all of these senior convertible notes were fully extinguished and cease to be outstanding.

The Company recorded $3,902 as debt discount on the principal amount of the $300,000 Senior Convertible Notes issued on June 19, 2012 and $368 as debt discount on the principal amount of the $50,000 Senior Convertible Note issued on September 28, 2012 due to the valuation of the common stock purchase warrants issued in conjunction therewith. The debt discount applicable to each of the $300,000 Senior Convertible Notes and the $50,000 Senior Convertible Note was amortized, using the straight-line method, over the life of the $300,000 Senior Convertible Notes and $50,000 Senior Convertible Note, until October 29, 2013 when the $300,000 Senior Convertible Notes and the $50,000 Senior Convertible Note, were converted in full into shares of common stock of the Company. The remaining unamortized debt discount was expensed at the time of the conversion. The $300,000 Senior Convertible Notes and the $50,000 Senior Convertible Note are presented on a combined basis net of their respective debt discounts. During the year ended December 31, 2013, the Company recorded $3,530 in amortization expense related to the debt discount, which is included on a combined basis in interest expense in the accompanying consolidated statements of operations.

On July 9, 2013, the Company entered into securities purchase agreements with Ralph Frija, the father of the Company’s Chief Executive Officer Kevin Frija and a less than 5% stockholder of the Company, Philip Holman, the father of the Company’s President Jeffrey Holman and a less than 5% stockholder of the Company, and Angela Vaccaro, the Company’s Controller, pursuant to which Messrs. Frija and Holman and Ms. Vaccaro (each, a “Purchaser”) purchased from the Company (i) $350,000 aggregate principal amount of the Company’s senior convertible notes (the “$350,000 Senior Convertible Notes”) and (ii) common stock purchase warrants to purchase up to an aggregate of 3,373 shares of the Company’s common stock (the “Warrants”) allocable among such Purchasers as follows:

●
Ralph Frija purchased a Convertible Note in the principal amount of $200,000 and a Warrant to purchase up to 1,927 shares of the Company’s common stock (which number of shares represents the quotient obtained by dividing (x) $10,000 (5% of the $200,000 principal amount of the Convertible Note) by (y) $5.19 (the 30-day weighted average closing price per share of the Company’s common stock, as reported on the OTC Bulletin Board, preceding July 9, 2013));

●
Philip Holman purchased a Convertible Note in the principal amount of $100,000 and a Warrant to purchase up to 964 shares of the Company’s common stock (which number of shares represents the quotient obtained by dividing (x) $5,000 (5% of the $100,000 principal amount of the Convertible Note) by (y) $5.19 (the 30-day weighted average closing price per share of the Company’s common stock, as reported on the OTC Bulletin Board, preceding July 9, 2013)); and

F-67

●
Ms. Vaccaro purchased a Convertible Note in the principal amount of $50,000 and a Warrant to purchase up to 482 shares of the Company’s common stock (which number of shares represents the quotient obtained by dividing (x) $2,500 (5% of the $50,000 principal amount of the Convertible Note) by (y) $5.19 (the 30-day weighted average closing price per share of the Company’s common stock, as reported on the OTC Bulletin Board, preceding July 9, 2013)).

The Convertible Notes issued on July 9, 2013 bear interest at 18% per annum, provide for cash interest payments on a monthly basis, mature on July 8, 2016, are redeemable at the option of the holders at any time after July 8, 2014, subject to certain limitations, are convertible into shares of the Company’s common stock at the option of the holders at an initial conversion price of $5.71 per share (which represents 110% of the 30-day weighted average closing price per share of the Company’s common stock, as reported on the OTC Bulletin Board, preceding July, 9, 2013) subject to certain anti-dilution protection and are senior unsecured obligations of the Company.

In conjunction with completion of the Private Placement, on October 29, 2013, the conversion price was reduced to $3.00 per share inducing the holders of $350,000 Senior Convertible Notes to fully convert all of these senior convertible notes into 116,668 shares of our common stock, whereupon all of these senior convertible notes were fully extinguished and cease to be outstanding. During the year ended December 31, 2013, the Company recorded $246,375 in induced conversion expense related to the reduction in the conversion price for the $350,000 Senior Convertible Notes. The induced conversion expense is included in other expense in the accompanying consolidated statements of operations.

The Company recorded $4,550 as debt discount on the principal amount of the $350,000 Senior Convertible Notes issued on July 9, 2013 due to the valuation of the Warrants issued in conjunction therewith. Additionally, as a result of issuing the Warrants with the $350,000 Senior Convertible Notes, a beneficial conversion option was recorded as a debt discount reflecting the incremental conversion option intrinsic value benefit of $3,937, at the time of issuance provided to the holders of the Notes. The debt discounts applicable to the $350,000 Senior Convertible Notes was amortized, using the straight-line method, over the life of the $350,000 Senior Convertible Notes, until October 29, 2013 when the $350,000 Senior Convertible Notes were converted in full into shares of common stock of the Company. The remaining unamortized debt discounts was expensed at the time of the conversion. During the year ended December 31, 2013, the Company recorded $4,550 and $3,937 in amortization expense related to the debt discounts and the beneficial conversion option, respectively. The amortization expense related to the debt discounts and the beneficial conversion option is included in interest expense in the accompanying consolidated statements of operations.

The Warrants issued on July 9, 2013 are exercisable at initial exercise prices of $5.71 per share (which represents 110% of the 30-day weighted average closing price per share of the Company’s common stock, as reported on the OTC Bulletin Board, preceding July 9, 2013) subject to certain anti-dilution protection and may be exercised at the option of the holders for cash or on a cashless basis until July 8, 2018.

On July 11, 2013, the Company and Ms. Vaccaro entered into another Securities Purchase Agreement pursuant to which she purchased (i) a Convertible Note in the principal amount of $75,000 (the “$75,000 Senior Convertible Note”) and (ii) a Warrant to purchase up to 718 shares of the Company’s common stock (which number of shares represents the quotient obtained by dividing (x) $3,750 (5% of the $75,000 principal amount of the Convertible Note) by (y) $5.227 (the 30-day weighted average closing price per share of the Company’s common stock, as reported on the OTC Bulletin Board, preceding July 11, 2013)).

The Convertible Note issued on July 11, 2013 is the same as the Convertible Notes issued on July 9, 2013 except that it matures on July 10, 2016, it is redeemable on July 10, 2014 and its initial conversion price is $5.75 per share. The Warrant issued on July 11, 2013 is the same as the Warrants issued on July 9, 2013 except that its initial exercise price is $5.75 per share and it is exercisable until July 10, 2018.

F-68

In conjunction with completion of the Private Placement, on October 29, 2013, the conversion price was reduced to $3.00 per share inducing the holder of the $75,000 Senior Convertible Note to fully convert all of these senior convertible notes into 25,000 shares of our common stock, whereupon all of these senior convertible notes were fully extinguished and cease to be outstanding. During the year ended December 31, 2013, the Company recorded $53,202 in induced conversion expense related to the reduction in the conversion price for the $75,000 Senior Convertible Note. The induced conversion expense is included in other expense in the accompanying consolidated statements of operations.

The Company recorded $825 as debt discount on the principal amount of the $75,000 Senior Convertible Note issued on July 11, 2013 due to the valuation of the Warrant issued in conjunction therewith. The debt discount applicable to the $75,000 Senior Convertible Note was amortized, using the straight-line method, over the life of the $75,000 Senior Convertible Note, until October 29, 2013 when the $75,000 Senior Convertible Note was converted in full into shares of common stock of the Company. The remaining unamortized debt discounts was expensed at the time of the conversion. During the year ended December 31, 2013, the Company recorded $825 in amortization expense related to the debt discount, and is included in interest expense in the accompanying consolidated statements of operations.

The $300,000 Senior Convertible Notes, as amended, the $50,000 Senior Convertible Note, as amended, the $350,000 Senior Convertible Notes, and the $75,000 Senior Convertible Note did not restrict the Company’s ability to incur future indebtedness.

The Company used all of the proceeds from the sales of these securities for working capital purposes.

Senior Convertible Note Payable to Stockholder

On July 9, 2012, the Company borrowed $500,000 from Ralph Frija, the father of the Company’s Chief Executive Officer Kevin Frija and a less than 5% stockholder of the Company, pursuant to a senior note (the “Senior Note”). The Company used all of the proceeds from the sale of this Senior Note for working capital purposes.

The Senior Note, as amended (as described below), bears interest at 24% per annum, provides for cash principal and interest payments on a monthly basis, is a senior unsecured obligation of the Company, matures on April 22, 2016, is convertible into shares of the Company’s common stock at the option of the holder at an initial conversion price of $2.577 per share (which represents 110% of the 30-day weighted average closing price per share of the Company’s common stock, as reported on the OTC Bulletin Board, preceding April 30, 2013) subject to certain anti-dilution protection and is a senior unsecured obligation of the Company.

Initially, this Senior Note provided for only cash interest payments on a monthly basis, matured at the discretion of the Company on the earlier of (x) the date on which the Company consummated a single or series of related financings from which it received net proceeds in excess of 125% of the initial principal amount of the Senior Note or (y) January 8, 2013 and was not convertible at the option of the holder into shares of the Company’s common stock. On November 13, 2012, the Company and the above named holder of the $500,000 Senior Note amended the Note to extend its maturity date for payment from January 8, 2013 to January 8, 2014. On April 30, 2013, the Company and the above named holder of the Senior Note further amended the Note to provide for cash principal and interest payments on a weekly basis, extend the maturity date for payment to April 22, 2016 and make the Note convertible into shares of the Company’s common stock at the option of the holder at an initial conversion price of $2.577 per share (which represents 110% of the 30-day weighted average closing price per share of the Company’s common stock, as reported on the OTC Bulletin Board, preceding April 30, 2013) subject to certain anti-dilution protection.

In conjunction with completion of the Private Placement, on October 29, 2013, the holder of the Senior Note, converted the outstanding balance of $429,487 of the Senior Convertible Note into 166,662 shares of our common stock, whereupon all of these senior convertible notes were fully extinguished and cease to be outstanding.

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The Senior Note, as amended, did not restrict the Company’s ability to incur future indebtedness.

Senior Convertible Note Payable

On January 29, 2013, the Company entered into a securities purchase agreement (the “Securities Purchase Agreement”) with Robert John Sali, pursuant to which Mr. Sali purchased from the Company (i) a $500,000 principal amount senior convertible note of the Company (the “2013 Convertible Note”) and (ii) common stock purchase warrants to purchase up to an aggregate of 8,142 shares of the Company’s common stock (the “Warrant”) (which number of shares represents the quotient obtained by dividing (x) $25,000 (5% of the $500,000 principal amount of the 2013 Convertible Note) by (y) $3.07 (the 30-day weighted average closing price per share of the Company’s common stock, as reported on the OTC Bulletin Board, preceding January 29, 2013)). The Company generated aggregate proceeds of $500,000 from the sale of these securities pursuant to the Securities Purchase Agreement. The Company used such proceeds for working capital purposes.

The 2013 Convertible Note bears interest at 18% per annum, provides for cash interest payments on a monthly basis, matures on January 28, 2016, is redeemable at the option of the holder at any time after January 28, 2014 subject to certain limitations, is convertible into shares of the Company’s common stock at the option of the holder at an initial conversion price of $3.3775 per share (which represents 110% of the 30-day weighted average closing price per share of the Company’s common stock, as reported on the OTC Bulletin Board, preceding January 29, 2013) subject to certain anti-dilution protection and is a senior unsecured obligation of the Company. The 2013 Convertible Note does not restrict the Company’s ability to incur future indebtedness.

In conjunction with completion of the Private Placement, on October 29, 2013, the holder of 2013 Convertible Note, converted in full all of the 2013 Convertible Note into 148,039 shares of the Company’s common stock, whereupon all of these 2013 Convertible Notes were fully extinguished and cease to be outstanding.

The Warrant is exercisable at initial exercise price of $3.3775 per share (which represents 110% of the 30-day weighted average closing price per share of the Company’s common stock, as reported on the OTC Bulletin Board, preceding January 29, 2013) subject to certain anti-dilution protection and may be exercised at the option of the holder for cash or on a cashless basis until January 28, 2018.

The Company recorded $10,131 as debt discount on the principal amount of the 2013 Senior Convertible Note issued on January 29, 2013 due to the valuation of the Warrant issued in conjunction therewith. Additionally, as a result of issuing the Warrant with the 2013 Senior Convertible Note, a beneficial conversion option was recorded as a debt discount reflecting the incremental conversion option intrinsic value benefit of $79,527, at the time of issuance provided to the holder of the Note. The debt discounts applicable to the 2013 Convertible Note was amortized, using the straight-line method, over the life of the 2013 Convertible Note, until October 29, 2013 when the 2013 Convertible Note was converted in full into shares of common stock of the Company. The remaining unamortized debt discounts was expensed at the time of the conversion. During the year ended December 31, 2013, the Company recorded $10,131 and $79,527 in amortization expense related to the debt discounts and the beneficial conversion option, respectively. The amortization expense related to the debt discounts and the beneficial conversion option is included in interest expense in the accompanying consolidated statements of operations.

Note 9. COMMITMENTS AND CONTINGENCIES

Lease Commitments

The Company leases its Florida office and warehouse facilities under a twenty-four month lease agreement with an initial term through April 30, 2013 that the Company extended in March 2013 when it exercised the first of three successive one-year renewal options. The lease provides for annual rental payments of $144,000 per annum (including 45 days of total rent abatement) during the initial twenty-four month term and annual rental payments of $151,200, $158,760 and $174,636 during each of the three one-year renewal options. In October 2013, the Company amended the master lease to include an additional approximately 2,200 square feet for an additional annual rental payment of $18,000 subject to the same renewal options and other terms and conditions set forth in the master lease.

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The remaining minimum annual rents for the years ending December 31 are:

2014	$56,400
Total	$56,400

Rent expense for the years ended December 31, 2013 and 2012 was $162,498 and $152,640, respectively.

 Employment Agreements

On October 1, 2009, the Company entered into an employment agreement with Kevin Frija to serve as its Chief Executive Officer and Director. The agreement provided for the payment of $72,000 in annual base salary, a one-time bonus of $48,000 payable ratably over a twelve (12) month period and a stock option award to purchase up to 180,000 shares of the Company’s common stock which vested monthly on a pro-rata basis over twelve (12) months, and are exercisable at $2.25 per share. The agreement expired on September 10, 2010 and the Company has continued to employ Mr. Frija as its Chief Executive Officer on an at-will basis. Mr. Frija also served as the Company’s Chief Financial Officer from October 1, 2009 until February 29, 2012. Effective February 29, 2012, Mr. Frija resigned as the Company’s Chief Financial Officer as a result of the Company’s appointment of Harlan Press as the Company’s Chief Financial Officer as described below.

On February 27, 2012, the Company entered into a new employment agreement with Mr. Frija pursuant to which Mr. Frija will continue being employed as Chief Executive Officer and also be employed as President of the Company for a term that shall begin on January 1, 2012, and, unless sooner terminated as provided therein, shall end on December 31, 2014; provided that such term of employment shall automatically extend for successive one-year periods unless either party gives at least six months’ advance written notice of its intention not to extend the term of employment. Mr. Frija will receive a base salary of $144,000, increasing to $150,000 and $159,000, respectively, for the second and third years of the Agreement. The Company paid Mr. Frija a one-time cash retention bonus in the amount of $10,500 before June 30, 2012. Mr. Frija shall be eligible to participate in the Company’s annual performance based bonus program, as the same may be established from time to time by the Company’s Board of Directors in consultation with Mr. Frija for executive officers of the Company. In addition, the Company may terminate Mr. Frija’s employment at any time, with or without cause (as defined in the employment agreement), and Mr. Frija may terminate his employment with the Company without or for good reason (as defined in the employment agreement), provided that termination by either party is subject to advance written notice and, in most instances, the satisfaction of other conditions. Under the employment agreement, in the event Mr. Frija’s employment is terminated by the Company without cause or by Mr. Frija for good reason, Mr. Frija will be entitled to receive severance benefits equal to three months of his base salary for each year of service. Mr. Frija’s employment agreement also contains term and post-termination non-solicitation, confidentiality and non-competition covenants.

As noted above, effective February 29, 2012, Mr. Harlan Press was appointed as Chief Financial Officer of the Company in connection with his entry into an employment agreement with the Company, the terms and conditions of which are summarized below.

On February 27, 2012, the Company entered into the aforesaid employment agreement with Mr. Press pursuant to which Mr. Press will be employed as Chief Financial Officer of the Company for a term that began on February 29, 2012, and, unless sooner terminated as provided therein, shall end on February 28, 2015; provided that such term of employment shall automatically extend for successive one-year periods unless either party gives at least six months’ advance written notice of its intention not to extend the term of employment. Mr. Press will receive a base salary of $175,000, increasing to $181,000 and $190,000, respectively, for the second and third years of the employment agreement. Mr. Press shall be eligible to participate in the Company’s annual performance based bonus program, as the same may be established from time to time by the Company’s Board of Directors in consultation with Mr. Press for executive officers of the Company.

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In addition, the Company may terminate Mr. Press’ employment at any time, with or without cause (as defined in the employment agreement), and Mr. Press may terminate his employment with the Company without or for good reason (as defined in the employment agreement), provided that termination by either party is subject to advance written notice and, in most instances, the satisfaction of other conditions. Under the employment agreement, in the event Mr. Press’ employment is terminated by the Company without cause or by Mr. Press for good reason, Mr. Press will be entitled to receive severance benefits equal to three months of his base salary for each year of service. In addition, Mr. Press will receive a 10-year option to purchase 40,000 shares of the Company’s common stock at an exercise price of $1.00 per share, equal to the fair market value and an aggregate grant date fair value of $0.50 per share, vesting monthly at the rate of approximately 1,111 per month. Mr. Press’ employment agreement also contains term and post-termination non-solicitation, confidentiality and non-competition covenants.

In consideration of Mr. Press personally guaranteeing certain of the Company’s obligations under the Factoring Agreement, the Company has agreed to amend Mr. Press’s employment agreement dated February 27, 2012 effective as of the date of the Factoring Agreement as follows: (i) the initial term of employment (through February 28, 2015) shall automatically renew for successive one-year periods so long as Mr. Press’s personal guarantee of the Factoring Agreement remains in full force and effect (provided that the initial term or any renewal term may be terminated (a) upon Mr. Press’s death or (b) by the Company for cause (as defined in the employment agreement) or (c) by Mr. Press either (x) for good reason (as defined in the employment agreement) or (y) without good reason), (ii) if Mr. Press’s personal guarantee of the Factoring Agreement is enforced against him then all of his stock options to the extent then unvested shall automatically vest in full on the date of such enforcement, (iii) the Company may not terminate Mr. Press’s employment for disability or without cause so long as his personal guarantee of the Factoring Agreement remains in full force and effect and (iv) the Company shall indemnify Mr. Press against all losses, claims, expenses and other liabilities of any nature arising out of or relating to enforcement of his personal guarantee of the Factoring Agreement, and such indemnification shall survive until such time Mr. Press has been permanently and unconditionally released from his personal guarantee of the Factoring Agreement.

On December 12, 2012, the Company entered into an employment agreement with Christopher Santi to serve as its Chief Operating Officer pursuant to which Mr. Santi will be employed as Chief Operating Officer of the Company for a term that shall begin on December 12, 2012, and, unless sooner terminated as provided therein, shall end on December 11, 2015; provided that such term of employment shall automatically extend for successive one-year periods unless either party gives at least six months’ advance written notice of its intention not to extend the term of employment. Mr. Santi will receive a base salary of $156,000, increasing to $162,000 and $170,000, respectively, for the second and third years of the employment agreement. Mr. Santi shall be eligible to participate in the Company’s annual performance based bonus program, as the same may be established from time to time by the Company’s Board of Directors in consultation with Mr. Santi for executive officers of the Company.

In addition, the Company may terminate Mr. Santi’s employment at any time, with or without cause (as defined in the employment agreement), and Mr. Santi may terminate his employment with the Company without or for good reason (as defined in the employment agreement), provided that termination by either party is subject to advance written notice and, in most instances, the satisfaction of other conditions. Under the employment agreement, in the event Mr. Santi’s employment is terminated by the Company without cause or by Mr. Santi for good reason, Mr. Santi will be entitled to receive severance benefits equal to two months of his base salary for each year of service. In addition, Mr. Santi will receive a 10-year option to purchase up to 20,000 shares of the Company’s common stock at an exercise price of $1.25 per share, equal to the fair market value and an aggregate grant date fair value of $0.74 per share, vesting monthly at the rate of 555.6 per month. Mr. Santi’ employment agreement also contains term and post-termination non-solicitation, confidentiality and non-competition covenants.

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Effective February 19, 2013, as a result of the Company’s appointment of Jeffrey Holman as the Company’s President, Mr. Frija resigned the position of President and Mr. Frija will continue in his role as Chief Executive Officer of Company under the terms of his February 27, 2012 employment Agreement.

On February 19, 2013, the Company entered into an employment agreement with Mr. Holman pursuant to which Mr. Holman will be employed as President of the Company for a term that shall begin on February 19, 2013, and, unless sooner terminated as provided therein, shall end on December 31, 2015; provided that such term of employment shall automatically extend for successive one-year periods unless either party gives at least six months’ advance written notice of its intention not to extend the term of employment. Mr. Holman will receive a base salary of $182,000 for the first two years of the employment agreement. Mr. Holman shall be eligible to participate in the Company’s annual performance based bonus program, as the same may be established from time to time by the Company’s Board of Directors in consultation with Mr. Holman for executive officers of the Company.
In addition, the Company may terminate Mr. Holman’s employment at any time, with or without cause (as defined in the employment agreement), and Mr. Holman may terminate his employment with the Company without or for good reason (as defined in the employment agreement), provided that termination by either party is subject to advance written notice and, in most instances, the satisfaction of other conditions. Under the employment agreement, in the event Mr. Holman’s employment is terminated by the Company without cause or by Mr. Holman for good reason, Mr. Holman will be entitled to receive severance benefits equal to three months of his base salary for each year of service. Mr. Holman’ employment agreement also contains term and post-termination non-solicitation, confidentiality and non-competition covenants.

Legal Proceedings

From time to time the Company may be involved in various claims and legal actions arising in the ordinary course of our business. There were no pending material claims or legal matters as of the date of this report other than one of the two following matters.

On May 15, 2011, the Company became aware that Ruyan Investment (Holdings) Limited (“Ruyan”) had named the Company, along with three other sellers of electronic cigarettes in a lawsuit alleging patent infringement under federal law. In that lawsuit, which was initially filed on January 12, 2011, Ruyan was unsuccessful in bringing suit against the Company due to procedural rules of the court. Subsequent thereto, on July 29, 2011, Ruyan filed a new lawsuit in which it named the Company, along with seven other sellers of electronic cigarettes, alleging patent infringement under federal law. The lawsuit is Ruyan Investment (Holdings) Limited vs. Vapor Corp. et. al.2:11 CV-06268-GAF-FFM and is pending in the United States District Court for the Central District of California. On September 23, 2011, the Company filed an answer and counterclaims against Ruyan in the lawsuit. A joint scheduling conference among the parties occurred on January 9, 2012. On February 6, 2012, the Court sent out its final Scheduling Order and established a trial date of June 25, 2013. On February 27, 2012, Ruyan served its Infringement Contentions against the Company claiming that the Company’s Fifty-One Trio model of electronic cigarette infringes their patent. On March 1, 2013, the Company and Ruyan settled this multi-defendant federal patent infringement lawsuit as to them pursuant to a settlement agreement by and between them. Under the terms of the settlement agreement:

●
The Company acknowledged the validity of Ruyan’s U.S. Patent No. 7,832,410 for “Electronic Atomization Cigarette” (the “410 Patent”), which had been the subject of Ruyan’s patent infringement claim against the Company;

●	The Company paid Ruyan a lump sum payment of $12,000 for the Company’s previous sales of electronic cigarettes based on the 410 Patent; and

●
On March 1, 2013, in conjunction with releasing one another (including their respective predecessors, successors, officers, directors and employees, among others) from claims related to the 410 Patent, the Company and Ruyan filed a Stipulated Judgment and Permanent Injunction with the above Court dismissing with prejudice all claims which have been or could have been asserted by them in the lawsuit.

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On June 22, 2012, Ruyan filed a second lawsuit against the Company alleging patent infringement under federal law by the Company of a certain patent issued to Ruyan by the United States Patent Office on April 17, 2012. Ruyan has filed separate cases of patent infringement against 10 different defendants, including the Company, asserting that each defendant has infringed United States Patent No. 8,156,944. (the “944 Patent”). Ruyan’s second lawsuit against the Company known as Ruyan Investment (Holdings) Limited vs. Vapor Corp. CV-12-5466 is pending in the United States District Court for the Central District of California. All of these lawsuits have been consolidated for discovery and pre-trial purposes. The Company intends to vigorously defend against this lawsuit.

On February 25, 2013, Ruyan’s second federal patent infringement lawsuit against the Company as well as all of the other consolidated lawsuits were stayed as a result of the Court granting a stay in one of the consolidated lawsuits. The Court granted the motion to stay Ruyan’s separate lawsuits against the Company and the other defendants because one of the defendants has filed a request for inter partes reexamination of the 944 Patent. The purpose of the reexamination of the 944 Patent is to reevaluate its patentability.
As a result of the stay, all of the consolidated lawsuits involving the 944 Patent have been stayed until the reexamination is completed. As a condition to granting the stay of all the lawsuits, the Court has required any other defendant who desires to seek reexamination of the 944 Patent and potentially seek another stay (or an extension of the existing stay) based on any such reexamination to seek such reexamination no later than July 1, 2013. Two other defendants sought reexamination of the 944 Patent before expiration of such Court-imposed deadline of July 1, 2013. All reexamination proceedings of the 944 Patent have been stayed by the United States Patent and Trademark Office Patent Trial and Appeal Board pending its approval of one or more of them.

Purchase Commitments

At December 31, 2013 and 2012, the Company has vendor deposits of $782,363 and $279,062, respectively, and vendor deposits are included as a component of prepaid expenses and vendor deposits on the consolidated balance sheets included herewith.

Note 10. CONCENTRATION OF CREDIT RISK

At December 31, 2013 and 2012, accounts receivable balances included a concentration from one customer of an amount greater than 10% of the total net accounts receivable balance ($286,768 from Customer A and $172,210 from Customer B, respectively).

In the first quarter of 2012, the Company began selling electronic cigarettes in the country of Canada exclusively through a Canadian distributor. For the years ended December 31, 2013 and 2012, the Company had sales in excess of 10% to this Canadian distributor of $3,847,310 and $4,301,339, respectively. No other customer accounted for sales in excess of 10% for the years ended December 31, 2013 and 2012.

Note 11. SUBSEQUENT EVENTS

The Company evaluates events that have occurred after the balance sheet date but before the consolidated financial statements are issued. Based upon the evaluation, the Company did not identify any recognized or non-recognized subsequent events that would have required adjustment or disclosure in the consolidated financial statements other than as set forth below.

On February 3, 2014, the Company entered into a consulting agreement (the “Consulting Agreement”) with Knight Global Services, LLC (“Knight Global”) pursuant to which the Company retained Knight Global to assist the Company with increasing awareness of its electronic cigarette brands as well as assisting the Company to expand and diversify its relationships with large retailers and national chains.

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Knight Global is a wholly owned subsidiary of Knight Global, LLC of which Ryan Kavanaugh is an investor and principal. Knight Global serves as the family office for Mr. Kavanaugh. Mr. Kavanaugh is the Founder and Chief Executive Officer of Relativity, a next-generation media company engaged in multiple aspects of entertainment, including film production; financing and distribution; television; sports management; music publishing; and digital media.

Under the terms of the Consulting Agreement, the Company has issued to Mr. Kavanaugh 400,000 shares of its common stock of which 50,000 shares have vested immediately while the remaining 350,000 shares will vest in installments of 50,000 shares per quarterly period beginning on the 90th day following February 3, 2014 and each ensuing quarterly period thereafter so long as the Consulting Agreement has not been terminated and during each quarterly period Knight Global has presented the Company with a minimum of six (6) bona fide opportunities for activities specified in the Consulting Agreement that are intended to increase awareness of the Company’s electronic cigarettes. In addition, during the term of the Consulting Agreement, which is 2 years, and during an 18-month post-termination period, the Company has agreed to pay Knight Global commissions payable in cash equal to 6% of “net sales” (as defined in the Consulting Agreement) of its products to retailers introduced by Knight Global and to retailers with which the Company has existing relationships and with which Knight Global is able, based on its verifiable efforts, to increase net sales of the Company’s products.

Mr. Kavanaugh will join the Company’s Board of Directors within five (5) business after this report is filed with the SEC.

The Consulting Agreement is terminable by the Company between 181 days and 364 days after February 3, 2014 if Knight Global is not performing the consulting services in accordance with the terms of the Consulting Agreement subject to the Company providing Knight Global with written notice of non-performance and Knight Global having a 30-day cure period to cure such non-performance. In the event of such termination, in addition to delivering previously vested shares and commission payments due and owing Knight Global, 50,000 of the unvested shares subject to quarterly vesting as described above shall automatically vest and be delivered by the Company to Mr. Kavanaugh and Knight Global shall be entitled to commission payments during the 18-month post-termination period.

The Consulting Agreement is terminable by Knight Global, at any time, and the Company, after the termination period described in the preceding paragraph, for a material uncured breach of the Consulting Agreement, provided that the terminating party has provided the other party with written notice of material breach and a 30-day cure period (or longer under certain circumstances if the breach is not curable within such 30-day period and such party has initiated curative action within such 30-day period and thereafter diligently and continuously pursues such curative action until the breach has been cured). A breach by either party is not deemed to be material unless it causes economic harm to the other party. If the terminating party desires to terminate the Consulting Agreement after the notice and cure period on the basis that the other party has not cured the breach then the terminating party, within 30 days following expiration of the cure period, is required to initiate arbitration in the Delaware Court of Chancery to determine whether the other party has materially breached the Consulting Agreement.

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UNAUDITED PRO FORMA COMBINED FINANCIAL INFORMATION

On May 14, 2014, Vapor Corp. (“the Company”) and its newly formed wholly-owned subsidiary IVGI Acquisition, Inc., a Delaware corporation (the “Buyer”), entered into an Asset Purchase Agreement (the “Asset Purchase Agreement”) with International Vapor Group, Inc., a Delaware corporation (“International Vapor”), certain of International Vapor’s subsidiaries (together with International Vapor, “IVG”) and the owners of International Vapor (the “Owners”), pursuant to which the Buyer will purchase IVG’s online, wholesale and retail operations by acquiring substantially all of IVG’s assets and assuming certain of IVG’s liabilities in an asset purchase transaction (the “Acquisition”).  On July 25, 2014, the Asset Purchase Agreement was amended by the First Amendment to the Asset Purchase Agreement.  All references herein to the Asset Purchase Agreement means the Asset Purchase Agreement as amended by the First Amendment to the Asset Purchase Agreement.

Under the terms of the Asset Purchase Agreement, the “Purchase Price” of the Acquisition will be the sum of (x) $20,800,000 (the “Fixed Purchase Price”) plus (y) an earn-out aggregating up to a maximum of $29,200,000 (the “Earn-Out”).

At the closing of the Acquisition, the Company will pay the Fixed Purchase Price as follows: (i) $1.7 million in cash less any estimated net working capital shortfall if IVG’s estimated net working capital at closing is less than negative $50,000 and (ii) $19.1 million through the issuance of 3,300,501 shares of the Company’s common stock  (the number of shares represents the quotient of the $19.1 million divided by $5.787 per share, which is the 30-trading day weighted average closing price per share of our common stock, as reported on the OTC Bulletin Board preceding May 14, 2014, the date of the Asset Purchase Agreement).

Payments of the Earn-Out are limited to $29.2 million to be issued in 5,045,792 shares of the Company’s common stock (the number of shares represents the quotient of the $29.2 million divided by $5.787 per share, which is the 30-trading day weighted average closing price per share of our common stock, as reported on the OTC Bulletin Board preceding May 14, 2014, the date of the Asset Purchase Agreement) and are contingent and based upon the post-closing performance of the IVG’s online, wholesale and retail operations for the earn-out period and subject to satisfaction of the performance requirements set forth in the Asset Purchase Agreement.

Under the terms of the Asset Purchase Agreement, we may pay up to $250,000 to be issued in 43,200 shares of the Company’s common stock (which number of shares represents the quotient of the $250,000 divided by $5.787 per share) after the closing as reimbursement for certain of IVG’s inventory that is not part of the Acquisition.

The accompanying unaudited pro forma combined financial statements present the pro forma combined financial position and results of operations of the Company and IVG and are based upon the Company’s and IVG’s historical financial statements, after giving effect to the Acquisition and the adjustments described in the following footnotes, and are intended to reflect the impact of the Acquisition on the Company on a pro forma basis.

The unaudited pro forma combined balance sheet as of March 31, 2014 reflects the Acquisition as if it had been consummated on that date and includes historical information as reported by the separate companies as well as adjustments that give effect to events that are directly attributable to the Acquisition, are expected to have a continuing impact and are factually supportable.

The unaudited pro forma combined statements of operations for (a) the quarter ended March 31, 2014 gives effect to the Acquisition as if it had been consummated on January 1, 2014 and (b) for the year ended December 31, 2013 gives effect to the Acquisition as if it had been consummated on January 1, 2013.  Each unaudited pro forma combined statement of operations includes historical information as reported by the separate companies as well as adjustments that give effect to events that are directly attributable to the Acquisition, are expected to have a continuing impact and are factually supportable.

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The unaudited pro forma combined financial statements have been derived from and should be read in conjunction with the historical consolidated financial statements of each of the Company and IVG, which are included elsewhere in this Information Statement.

The accompanying unaudited pro forma combined financial statements are presented for illustrative purposes only. They do not purport to represent what the Company’s consolidated results of operations and financial position would have been had the Acquisition actually occurred as of the dates indicated, and they do not purport to project the Company’s future consolidated results of operations or financial position. The unaudited pro forma combined statement of operations does not reflect any adjustments for the effect of non-recurring items that the Company may realize as a result of the Acquisition. The unaudited pro forma combined financial statements include certain reclassifications to conform the historical financial information of IVG to the presentation of the Company.

Pro forma adjustments are necessary to reflect the estimated purchase price and to reflect the amounts related to tangible and intangible assets and liabilities acquired at an amount equal to the preliminary estimate of their fair values. The pro forma adjustments reflecting the completion of the Acquisition are based upon the application of the acquisition method of accounting in accordance with Accounting Standards Codification 805, “Business Combinations” (“ASC 805”), and the assumptions set forth in the notes to the unaudited pro forma combined financial statements. Management has made a preliminary allocation of the purchase price to the tangible assets acquired and liabilities assumed based upon various preliminary estimates. The allocation of the purchase price is preliminary pending finalization of various estimates and valuation analyses. The pro forma adjustments are based on the preliminary information available at the time of the preparation of this document.

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Vapor Corp

Unaudited Pro Forma Combined Balance Sheet

As of March 31, 2014

			Pro Forma
	Historical		Acquisition		Combined
	Vapor	IVG	Adjustments		Pro Forma
CURRENT ASSETS:
Cash	$4,109,471	$263,202	(2,100,000)	(a,c)	$2,272,673
Due from merchant credit card processor, net of reserves	120,280	286,522	-		406,802
Accounts receivable, net of allowances	1,866,652	42,139	-		1,908,791
Inventories	4,246,067	1,240,052	-		5,486,119
Prepaid Expenses	1,241,985	402,921	-		1,644,906
Deferred tax asset	1,520,747	-	-		1,520,747
TOTAL CURRENT ASSETS	13,105,202	2,234,836	(2,100,000)		13,240,038

OTHER ASSETS:
Property and equipment, net of accumulated depreciation	29,592	481,689	-		511,281
Investment in and advances to unconsolidated investee	-	78,604	-		78,604
Other assets	90,284	94,282	-		184,566
Goodwill	-	-	43,392,664	(a)	43,392,664
Intangible assets	-	-	5,000,000	(a)	5,000,000
TOTAL ASSETS	$13,225,078	$2,889,411	$46,292,664		$62,407,153

CURRENT LIABILITIES:
Accounts payable	$1,417,208	$485,766	$-		$1,902,974
Accrued expenses	551,643	290,385	-		842,028
Distribution payable	-	425,422	-		425,422
Line of Credit	-	497,348	(497,348)	(b)	-
Loans from stockholders	-	386,704	(386,704)	(b)	-
Due to related parties	-	28,488	(28,488)	(b)	-
Deferred revenue	-	80,502	-		80,502
Term Loan	297,116	-	-		297,116
Customer deposits	154,870	-	-		154,870
Income taxes payable	4,106	-	-		4,106
TOTAL CURRENT LIABILITIES	2,424,943	2,194,615	(912,540)		3,707,018

COMMITMENTS AND CONTINGENCIES
STOCKHOLDERS’ EQUITY
Preferred stock	-	-	-		-
Common stock	16,614	-	3,301	(a)	19,515
Additional paid-in capital	13,615,934	-	48,296,699	(a)	61,912,633
(Accumulated deficit) retained earnings	(2,832,413)	694,796	(1,094,796)	(a,b,c)	(3,482,413)
TOTAL STOCKHOLDERS’ EQUITY	10,800,135	694,796	47,205,204		58,700,135
TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$13,225,078	$2,889,411	$46,292,664		$62,407,153

F-78

(a)  Under the terms of Asset Purchase Agreement, the purchase price of the acquisition will be the sum of the fixed purchase price of $20.8 million, plus an earn-out aggregating up to a maximum $29.2 million. At the closing, $1.7 million of the fixed purchase price will be paid in cash and the $19.1 million balance in shares of common stock.  The preliminary purchase price allocation of the acquisition has been calculated by applying the 30-trading day weighted average closing price per share of our common stock, which was $5.787 per share as reported on the OTC Bulletin Board preceding May 14, 2014, the date of the Asset Purchase Agreement. The allocation of the purchase price for the acquisition of IVG is based on a preliminary valuation of identifiable intangibles, including the trade names, websites and domain names, customer relationships and franchise model, and is as follows:

Purchase Consideration Cash consideration	$1,700,000
Common Stock - Fixed Purchase Price of 3,300,501 shares at $5.787 per share	19,100,000
Common Stock - Earn-Out of 5,045,792 shares at $5.787 per share	29,200,000
50,000,000

Net identifiable tangible assets acquired	1,607,336
Purchase consideration in excess of fair value of net tangible assets	48,392,664

Allocated to:
Trade names	1,250,000
Websites and domain names	1,250,000
Customer relationships	1,250,000
Franchise Model	1,250,000
Goodwill	43,392,664
$48,392,664

(b) Amounts represent entries related to the acquisition of IVG and include adjustments for the satisfaction of investment in and advances to unconsolidated investee distribution payable, line of credit and due to related parties.  Such amounts are not to be assumed by the Company in accordance with the terms of the Asset Purchase Agreement.  As a result, such amounts have been removed from the calculation of the net identifiable tangible assets to be acquired by the Company as follows:

Net assets of IVG as of March 31, 2014	$694,796
Aggregate liabilities not assumed by the Company in the Acquisition	912,540
Net identifiable assets acquired by the Company	$1,607,336

(c) Estimated costs to complete the Acquisition	$400,000

F-79

Vapor Corp

Unaudited Pro Forma Combined Statement of Operations

For the Year Ended December 31, 2013

			Pro Forma		Pro Forma
	Historical		Acquisition		Statement of
	Vapor	IVG	Adjustments		Operations

SALES NET	$25,990,228	$14,951,152	$-		$40,941,380
Cost of goods sold	16,300,333	4,508,314	-		20,808,647
Gross Profit	9,689,895	10,442,838	-		20,132,733

EXPENSES
Selling, general and administrative	6,464,969	8,043,335	300,000	(d,e)	14,808,304
Advertising	2,264,807	1,158,301	-		3,423,108
Total operating expenses	8,729,776	9,201,636	300,000		18,231,412
Operating income	960,119	1,241,202	(300,000)		1,901,321

Other expenses/income
Induced conversion expense	299,577	-			299,577.00
Equity in loss of unconsolidated investee		139,374	(139,374)	(f)	-
Interest expenses	383,981	21,399	(21,399)	(f)	383,981
Total other expenses	683,558	160,773	(160,773)		683,558

INCOME BEFORE INCOME TAX (BENEFIT) EXPENSE	276,561	1,080,429	(139,227)		1,217,763

Income tax (benefit) expense	(524,791)	-	-		(524,791)
NET INCOME	$801,352	$1,080,429	$(139,227)		$1,742,554

BASIC NET INCOME PER COMMON SHARE	$0.06				$0.11
WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING- BASIC	12,818,487		3,300,501	(g)	16,118,988

DILUTED NET INCOME PER COMMON SHARE	$0.06				$0.11
WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING- DILUTED	13,186,365		3,300,501	(g)	16,486,866

(d) Amount includes the amortization of identifiable assets, including the trade names, websites and domain names, customer relationships and franchise model over a preliminary estimated useful life of 5 years			$1,000,000

(e) Amount removes the costs of the acquisition that were incurred by the entities and included in the historical financial information.			$700,000

(f) Amounts represent entries related to the acquisition of IVG for:

The satisfaction of investment in and advances to unconsolidated investee.			$139,374

Decrease in interest expense related to the satisfaction of line of credit and due to related parties.			$21,399

(g) The common shares that are contingent on the Earn-Out have not been included as they will be issued in the future.

F-80

Vapor Corp

Unaudited Pro Forma Combined Statement of Operations

For the Three Months Ended March 31, 2014

			Pro Forma		Pro Forma
			Acquisition		Statement of
	Vapor	IVG	Adjustments		Operations

SALES NET	$4,792,544	$3,673,588			$8,466,132
Cost of goods sold	3,831,928	1,301,238			5,133,166
Gross Profit	960,616	2,372,350	-		3,332,966

EXPENSES
Selling, general and administrative	2,769,726	1,841,165	(150,000)	(h,i)	4,460,891
Advertising	367,615	619,697	-		987,312
Total operating expenses	3,137,341	2,460,862	(150,000)		5,448,203
Operating loss	(2,176,725)	(88,512)	150,000		(2,115,237)

Other expenses/income
Equity in loss of unconsolidated investee		16,387	(16,387)	(j)	-
Interest expenses	28,434	4,645	(4,645)	(j)	28,434
Total other expenses	28,434	21,032	(21,032)		28,434

LOSS BEFORE INCOME TAX (BENEFIT) EXPENSE	(2,205,159)	(109,544)	171,032		(2,143,671)

Income tax benefit	(752,400)	-	-		(752,400)

NET LOSS	$(1,452,759)	$(109,544)	$171,032		$(1,391,271)

BASIC NET LOSS PER COMMON SHARE	$(0.09)				$(0.07)
WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING- BASIC	16,463,417		3,300,501	(k)	19,763,918

DILUTED NET LOSS PER COMMON SHARE	$(0.09)				$(0.07)
WEIGHTED AVERAGE NUMBER OF COMMON SHARES OUTSTANDING- DILUTED	16,463,417		3,300,501	(k)	19,763,918

(h) Amount includes the amortization of identifiable assets, including the trade names, websites and domain names, customer relationships and franchise model over a preliminary estimated useful life of 5 years			$250,000

(i) Amount removes the costs of the acquisition that were incurred by the entities and included in the historical financial information.			$400,000

(j) Amounts represent entries related to the acquisition of IVG for:

The satisfaction of investment in and advances to unconsolidated investee.			$16,387

Decrease in interest expense related to the satisfaction of line of credit and due to related parties.			$4,645

(k) The common shares that are contingent on the Earn-Out have not been included as they will be issued in the future.

F-81

EXHIBIT A-1

ASSET PURCHASE AGREEMENT

Dated May 14, 2014

by and among

Vapor Corp.,

IVGI Acquisition, Inc.,

International Vapor Group, Inc.,

South Beach Smoke, Inc.,

Beach Wellness LLC,

Vapor Zone, Inc.

and

Each of the Persons set forth on the signature pages hereto

TABLE OF CONTENTS

1.	PURCHASE AND SALE OF ASSETS		2

	1.1	Sale and Transfer of Acquired Assets	2
	1.2	Purchase Price	6
	1.3	Escrow	10
	1.4	Allocation of Payments	11
	1.5	Closing	11
	1.6	Consents	14
	1.7	Earn-Out	15

2.	REPRESENTATIONS AND WARRANTIES OF THE SELLERS AND THE OWNERS		22

	2.1	Organization; Subsidiaries; Predecessors	22
	2.2	Capitalization; Voting Rights	23
	2.3	Organization, Power and Authorization	24
	2.4	Authorization of Governmental Authorities	25
	2.5	Noncontravention	25
	2.6	Financial Statements	25
	2.7	Absence of Undisclosed Liabilities	26
	2.8	Absence of Certain Developments	26
	2.9	Assets	29
	2.10	Accounts Receivable	30
	2.11	[INTENTIONALLY OMITTED]	30
	2.12	Real Property	30
	2.13	Tangible Personal Property	32
	2.14	Intellectual Property	32
	2.15	Legal Compliance; Illegal Payments; Permits	36
	2.16	Inventories	38
	2.17	Employee Benefit Plans	39
	2.18	Environmental Matters	41
	2.19	Contracts; Enforceability; Breach; Bids; Work-In-Process	43
	2.20	Affiliate Transactions	46
	2.21	Customers and Suppliers	46
	2.22	Customer Warranties	47
	2.23	Product Liability	47
	2.24	Employees	47
	2.25	Litigation; Governmental Orders	49
	2.26	Insurance	50
	2.27	[INTENTIONALLY OMITTED]	50
	2.28	Powers of Attorney	50
	2.29	No Brokers	50
	2.30	Disclosure	50

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	2.31	Due Diligence	50
	2.32	Securities Law Matters; Investment Intent	51
	2.33	Representations Regarding Taxes	53
	2.34	Sellers’ Solvency	56

3.	REPRESENTATIONS AND WARRANTIES OF BUYER AND PARENT		56

	3.1	Organization	56
	3.2	Power and Authorization	56
	3.3	Authorization of Governmental Authorities	56
	3.4	Noncontravention	57
	3.5	No Brokers	57
	3.6	Shares	57
	3.7	Financial Statements	57
	3.8	SEC Filings	57
	3.9	Representations Regarding Taxes	58
	3.10	Capitalization	60
	3.11	Litigation	60
	3.12	Material Adverse Effect	61

4.	PRE-CLOSING COVENANTS AND AGREEMENTS		61

	4.1	Conduct of the Business	61
	4.2	Further Assurances	62
	4.3	Notices and Consents	62
	4.4	Access	62
	4.5	Notification of Certain Matters	63
	4.6	Exclusivity	63
	4.7	Financial Statements	64
	4.8	Buyer Loans	64
	4.9	Optima Trademark	65

5.	CLOSING CONDITIONS		65

	5.1	Conditions Precedent to the Obligations of Buyer	65
	5.2	Conditions Precedent to the Obligations of Sellers and Owners	66
	5.3	Frustration of Closing Conditions	67

6.	POST-CLOSING COVENANTS		67

	6.1	Confidentiality	67
	6.2	Restrictive Covenants	68
	6.3	Cooperation Regarding Financial Statements	71
	6.4	Litigation Support	71
	6.5	Authorization; Mail	72
	6.6	Powers of Attorney	72
	6.7	Use of Name	72
	6.8	Employee Matters	72

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	6.9	Taxes	74
	6.10	Insurance	74
	6.11	Rule 144 Affiliates	74

7.	INDEMNIFICATION		75

	7.1	Indemnification by International Vapor and Owners	75
	7.2	Indemnification by Buyer and Parent	77
	7.3	Time for Claims	78
	7.4	Third Party Claims	79
	7.5	Knowledge and Investigation	80
	7.6	Remedies Cumulative	80
	7.7	Order of Indemnification; Valuation of Shares; Right of Setoff	81
	7.8	Time of Payment of Claims	81
	7.9	Adjustment for Insurance and Other Proceeds	81
	7.10	Adjustment for Tax Benefits	81
	7.11	Limitation of Liability	82
	7.12	Purchase Price Adjustment	82
	7.13	No Double Recovery	82
	7.14	No Right of Contribution	82
	7.15	Sellers’ Representatives	82
	7.16	Exclusive Remedies	82

8.	TAX MATTERS		83

	8.1	Covenants With Respect To Taxes	83

9.	TERMINATION		83

	9.1	Termination	83
	9.2	Effect of Termination	84

10.	MISCELLANEOUS		85

	10.1	Notices	85
	10.2	Sellers’ Representatives	86
	10.3	Publicity	88
	10.4	Succession and Assignment; No Third-Party Beneficiary	88
	10.5	Amendments and Waivers	88
	10.6	Further Assurances	89
	10.7	Entire Agreement	89
	10.8	Schedules; Listed Documents, etc	89
	10.9	Counterparts; Execution	89
	10.10	Severability	89
	10.11	Headings	89
	10.12	Construction	90
	10.13	Governing Law	90
	10.14	Jurisdiction; Venue; Service of Process	90

iii

	10.15	Waiver of Jury Trial	91
	10.16	Expenses	91
	10.17	Specific Performance	91
	10.18	Recitals	91
	10.19	Deliveries to Buyer	92

11.	DEFINITIONS; CERTAIN RULES OF CONSTRUCTION		92

	11.1	Definitions	92
	11.2	Glossary of Other Defined Terms	102
	11.3	Rules of Construction	105

Exhibits:

Exhibit A-1	Molina Employment Agreement
Exhibit A-2	Epstein Employment Agreement
Exhibit B	Escrow Agreement
Exhibit C	Bill of Sale
Exhibit D	Assignment and Assumption Agreement
Exhibit E	IP Assignment Agreement
Exhibit F	Registration Rights Agreement

iv

ASSET PURCHASE AGREEMENT

This Asset Purchase Agreement, dated May 14, 2014, as amended or otherwise modified (the “Agreement”), is by and among Vapor Corp., a Delaware corporation (“Parent”), IVGI Acquisition, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Buyer”), International Vapor Group, Inc., a Delaware corporation (“International Vapor”), and its subsidiaries, South Beach Smoke, Inc., a Delaware corporation, Beach Wellness LLC, a Florida limited liability company and Vapor Zone, Inc., a Delaware corporation (collectively with International Vapor, the “Sellers”), and each of the other Persons set forth on the signature pages hereto (the “Owners”). Capitalized terms used and not otherwise defined herein shall have the respective meanings set forth in Section 11.

RECITALS

WHEREAS, the Companies, directly or indirectly through their subsidiaries, currently conduct and contemplate conducting the business of (w) owning certain electronic cigarette and vaporizer brands, including South Beach Smoke™, EverSmoke™, and Vapor Zone™, and related products and accessories, as well as any other electronic cigarette and vaporizer brands and related products and accessories commercially available and under development by the Companies (collectively, the “E-Cig Products”), (x) online sales of the E-Cig Products (the “Online Operations”), (y) wholesale distribution of the E-Cig Products (the “Wholesale Operations”) and (z) retail sales of the E-Cig Products (the “Retail Operations” and together with the E-Cig Products, the Online Operations and the Wholesale Operations, the “Business”);

WHEREAS, the Owners collectively own of record and beneficially 100% of the issued and outstanding capital stock of International Vapor;

WHEREAS, pursuant to the terms and subject to the conditions set forth in this Agreement, Buyer desires to purchase and assume from Sellers, and Sellers desire to sell and assign to Buyer, the Acquired Assets and Assumed Liabilities;

WHEREAS, as a result of the direct and indirect benefits to be received by Parent, Buyer, each of the Sellers and each of the Owners pursuant to this Agreement, including the payment of the Purchase Price by Buyer and Parent to International Vapor and/or Owners, and the purchase of the Acquired Assets and the assumption of the Assumed Liabilities by Buyer from the Sellers, the parties hereto desire to make the representations, warranties, covenants and agreements set forth in this Agreement;

WHEREAS, simultaneously with the execution and delivery of this Agreement, each of Nicolas Molina (“Molina”) and David Epstein (“Epstein”) is entering into an employment agreement with the Buyer, in the forms attached hereto as Exhibit A-1 and A-2, respectively (each an “Employment Agreement” and together the “Employment Agreements”), which Employment Agreements shall become effective upon the Closing; and

WHEREAS, for federal income tax purposes, it is intended that the Contemplated Transactions shall, taken together, qualify as one or more “reorganizations” within the meaning of Section 368(a) of the Code, and the regulations promulgated thereunder, and that this Agreement shall constitute a plan of reorganization within the meaning of Treasury Regulations Section 1.368-2(g) and shall constitute a plan of liquidation of Sellers.

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AGREEMENT

NOW THEREFORE, in consideration of the premises and mutual promises herein made, and in consideration of the representations, warranties, covenants and agreements herein contained, the parties hereto hereby agree as follows:

1.             PURCHASE AND SALE OF ASSETS.

1.1           Sale and Transfer of Acquired Assets.

1.1.1           Acquired Assets. At the Closing, pursuant to the terms and subject to the conditions set forth in this Agreement, each Seller will sell, convey, assign, transfer, contribute and deliver to Buyer, free and clear of any and all Encumbrances or Liabilities (other than the Assumed Liabilities), all of such Seller’s respective property, assets and rights of every kind and nature, whether real, personal or mixed, tangible or intangible, whether identifiable or contingent, wherever located, whether or not reflected on the respective books of the Sellers, relating to or used in connection with the conduct of the Business, including the following (but excluding the Excluded Assets):

(a)           all leasehold or sub-leasehold estates, licenses and other rights to use or occupy any land, buildings, structures, improvements, fixtures or other interests in real property held by the Sellers;

(b)           all fixed assets and other tangible personal property owned or leased by the Sellers, including all machinery, tools, equipment, computers, furniture, office equipment, telephone systems, fixtures, supplies and vehicles;

(c)           all Inventory of the Sellers, whether on hand, or on order, in transit or held by others on a consignment basis;

(d)           all Accounts Receivable of the Sellers and all claims arising in connection therewith;

(e)           all amounts due from merchant credit processors to Sellers and all claims arising in connection therewith, but excluding the Merchant Reserves;

(f)           all Contractual Obligations of the Sellers (other than the Contractual Obligations included in the Excluded Assets as set forth in Section 1.1.2(e)) and all rights pursuant thereto;

(g)           all goodwill, other intangible rights and property (including all Intellectual Property, Licenses, Company Systems and Company Technology) and causes of action, claims and rights of any kind as against others (whether by Contractual Obligation or otherwise) of the Sellers arising under or relating to the Business or any of the other Acquired Assets or the Assumed Liabilities;

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(h)           all the Sellers’ books and records (financial, accounting and other), correspondence and all sales, marketing, advertising, packaging and promotional materials, customer lists, pricing lists, files, data, software, drawings, engineering and manufacturing data and other technical information and data, all personnel records of the Transferred Employees and all other business and other records, in each case arising under or relating to the Business or any of the other Acquired Assets or the Assumed Liabilities;

(i)           all Permits and all pending applications therefor and all rights and incidents of interest therein relating to the Business or any of the other Acquired Assets or the Assumed Liabilities, excluding only such Permits to the extent not legally transferable (which non-transferrable Permits are identified on Schedule 1.1.1(i));

(j)           any claims, rights or interests of any Seller in or to any deposits, advance payments, credits or charges, prepaid Taxes, and prepaid expenses including without limitation, (1) security deposits with third party suppliers, vendors, service providers or landlords, and lease and rental payments, (2) rebates, abatements or other recoveries and (3) any other prepayments;

(k)           all rights, claims, credits, causes of action or rights of setoff against third parties, rights of recoupment, defenses, remedies and benefits of the Sellers arising under or relating to the Business or any of the other Acquired Assets or the Assumed Liabilities, including without limitation, rights under vendors’ and manufacturers’ warranties, indemnities and guaranties;

(l)           to the extent assignable to Buyer under the terms of the applicable insurance policies without adversely impacting Sellers’ coverage and rights thereunder with respect to events, occurrences and other matters arising from the operations of the Business and ownership of the Assets on or prior to Closing, each Seller’s insurance policies and rights and benefits thereunder with respect to the Business or any of the other Acquired Assets or the Assumed Liabilities, including without limitation, (1) all rights pursuant to proceeds from such insurance policies, (2) all claims, demands, proceedings and causes of action asserted by any Seller under such insurance policies and (3) any letter of credit related thereto;

(m)           all of the Equity Securities of Vapor Zone Franchising, LLC, a Delaware limited liability company (“Vapor Zone Franchising”), owned by International Vapor; and

(n)           all other property and assets used in the conduct of the Business or the ownership of any of the other Acquired Assets or the Assumed Liabilities.

All the property and assets to be transferred to the Buyer hereunder are herein referred to collectively as the “Acquired Assets.”

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1.1.2           Excluded Assets. Notwithstanding anything to the contrary contained in Section 1.1.1, the following assets of each of the Sellers (collectively, the “Excluded Assets”) are not part of the sale and purchase contemplated hereunder, are excluded from the Acquired Assets and shall remain the property of the Sellers after the Closing:

(a)           all the Sellers’ rights under or pursuant to this Agreement;

(b)           all Equity Securities of each Seller;

(c)           the charters or similar documents, qualifications to conduct business as a foreign entity, taxpayer and other identification numbers, Tax records, corporate seals, minute books, equityholder and equity transfer records and all other similar records of the Sellers;

(d)           all Contractual Obligations between or among any of the Sellers and/or the Owners;

(e)           the Contractual Obligations set forth on Schedule 1.1.2(e);

(f)           all claims for and rights to receive Tax refunds related to Taxes attributable to the pre-closing tax periods;

(g)           all rights, claims, counterclaims, credits, causes of action or rights of setoff against third parties, rights of recoupment, defenses, remedies and benefits of the Sellers arising under or relating exclusively to the Excluded Assets or the Retained Liabilities;

(h)           all bank accounts of each Seller;

(i)           Merchant Reserves of each Seller;

(j)           one computer owned by the Sellers for each of Molina and Epstein;

(k)           all Cash of each Seller;

(l)           all of the Equity Securities of NutriCigs International LLC, a Florida limited liability company (“Nutricigs”); and

(m)         trade names, domain names, and other assets set forth on Schedule 1.1.2(m).

4

1.1.3           Assumed Liabilities. At the Closing, pursuant to the terms and subject to the conditions set forth in this Agreement, Sellers will assign and transfer to Buyer, and Buyer will assume every Liability of each Seller other than the explicit Retained Liabilities, including the following (the “Assumed Liabilities”):

(a)           all Liabilities to the extent relating to or arising from the use, ownership or operations of the Acquired Assets and/or the Business by the Buyer after the Closing;

(b)           all Liabilities described or referenced in Section 6.8 of this Agreement; and

(c)           all Liabilities relating to or arising from the use, ownership or operations of the Acquired Assets and/or the Business by the Sellers prior to Closing, except Unknown Liabilities in an aggregate amount not to exceed $2,000,000.

1.1.4           Retained Liabilities. Notwithstanding anything to the contrary in this Agreement, the Buyer shall not assume nor be deemed to have assumed, and shall have no responsibility or obligation with respect to, any of the Retained Liabilities and such Retained Liabilities shall remain the sole responsibility of, and shall be retained, paid, performed and discharged solely by, the applicable Seller. “Retained Liabilities” the following Liabilities of the Sellers:

(a)           all Liabilities of any Seller to the Buyer and/or the Parent under this Agreement or the other agreements between Buyer and/or Parent on the one hand and any of the Sellers and/or Owners on the other hand entered into in connection with this Agreement;

(b)           all Liabilities relating to or arising from the Seller Debt;

(c)           any Liabilities of Owners for any federal, state, local or foreign income Taxes in respect of the Business arising or related to any period prior to Closing;

(d)           to the extent not otherwise included in the Net Working Capital calculation set forth in Section 1.2.5, any Liabilities of the Companies or any other Person for sales and use and payroll Taxes related to the Business or Acquired Assets for all Tax periods ending on or prior the Closing Date, and for that portion of any Straddle Period allocable to the portion of such period ending on the Closing Date (the “Pre-Closing Tax Period”). The amount of any Taxes specified in the preceding sentence for a Straddle Period that are based on or measured by income, receipts or sales and are allocable to the Pre-Closing Tax Period shall be determined based on an interim closing of the books as of the close of business on the Closing Date and the amount of any such Taxes for a Straddle Period that are allocable to the Pre-Closing Tax Period shall be deemed to be the amount of such Tax for the entire Straddle Period multiplied by a fraction the numerator of which is the number of days in the taxable period ending on the Closing Date and the denominator of which is the number of days in such Straddle Period;

(e)           any intercompany payables due to any Seller or any of their Affiliates;

5

(f)           all Liabilities related to any Owner and/or its respective Affiliates (other than the Sellers);

(g)           any Liability to distribute the Purchase Price or other consideration to any of the Owners;

(h)           all Liabilities of the Sellers arising from or relating to the Excluded Assets;

(i)           all Liabilities for Closing Date Seller Expenses, including, for purposes of clarity, the Stay Bonuses; and

(j)           all Unknown Liabilities up to $2,000,000.

1.2           Purchase Price.

1.2.1           In consideration of Sellers’ sale, conveyance, transfer, assignment and delivery of the Acquired Assets, Buyer will assume the Assumed Liabilities and will pay to Sellers an aggregate purchase price (the “Purchase Price”) equal to:

(a)           the Fixed Purchase Price, plus

(b)           the Earn-Out.

1.2.2           Subject to the terms set forth in Section 1.2.4, at Closing, (a) Buyer shall pay to International Vapor on behalf of the Sellers, in cash, by wire transfer of immediately available funds to one or more accounts designated by International Vapor in writing, an amount equal to $1,700,000 (the “Cash Purchase Price”), less any Estimated Net Working Capital Shortfall, and (b) Parent will issue and deliver to International Vapor on behalf of the Sellers that number of newly issued unregistered shares of the Parent’s common stock equal to $19,100,000 (the “Fixed Stock Purchase Price” and, together with the Cash Purchase Price, the “Fixed Purchase Price”), with such Cash Purchase Price being subject to adjustment as provided in Section 1.2.5. The number of shares of Parent’s common stock to be issued pursuant to clause (b) of the immediately preceding sentence shall be equal to the quotient of the Fixed Stock Purchase Price divided by the Volume Weighted Average Closing Price (all such shares of common stock issued in satisfaction of the Fixed Purchase Price, the “Shares”). If at any time after the Closing the Sellers’ Representatives on behalf of International Vapor so requests in writing, in connection with any distribution of any of the Shares by International Vapor to Owners, Parent shall cause, as soon as reasonably practicable but in all events within ten (10) Business Days, the aggregate number of Shares specified in such notice to be reissued to the Owners pro rata based on each Owner’s Percentage Ownership and delivered to the Sellers’ Representative.

6

1.2.3           The Contemplated Transactions, including the transfer of the Acquired Assets, the payment of the Purchase Price and the liquidation of Sellers, are intended to constitute one or more reorganizations within the meaning of Section 368(a) of the Code. This Agreement shall constitute a plan of reorganization within the meaning of Treasury Regulations Section 1.368-2(g) and shall constitute a plan of liquidation of Sellers. Parent and Buyer, on the one hand, and Sellers and Owners, on the other, agree, for all Tax purposes, to report the transactions effected pursuant to this Agreement in a manner consistent with the treatment of such transactions as a reorganization under Section 368(a) of the Code, and none of them shall take a position on any Tax return, before any Tax authority or in any judicial proceeding that is, in any manner, inconsistent with such treatment without the consent of the others or unless specifically required pursuant to a determination by an applicable Tax authority. The parties shall promptly advise one another of the existence of any Tax audit, controversy or litigation related to such treatment.

1.2.4           Additional Payments at Closing. Notwithstanding Section 1.2.2:

(a)           At the Closing, Buyer shall, out of the Fixed Stock Purchase Price to be paid to International Vapor on behalf of the Sellers, deposit in the Escrow Account on behalf of International Vapor on behalf of the Sellers pursuant to Section 1.3 (such deposit, the “Escrow Fund”), Two Million Dollars ($2,000,000) worth of the Shares (calculated in accordance with Section 1.2.2) (such Shares, the “Escrow Shares”).

(b)           At the Closing, Buyer shall pay out of the Cash Purchase Price to certain third-party payees, to such accounts designated in writing by International Vapor Group, by wire transfer of immediately available funds an aggregate amount equal to (i) the total amount necessary to repay in full all of the Seller Debt as of the Closing Date in accordance with the payoff letter related thereto and (ii) all Closing Date Sellers Expenses. To the extent Seller Debt and all Closing Date Sellers Expenses exceed the Cash Purchase Price (as adjusted for any Estimated Net Working Capital Shortfall), the Owners shall (severally, but not jointly, pro rata based on each such Owners’ Ownership Percentage, contribute such additional amounts (if any) to the Sellers as necessary to satisfy in full such debt and expenses at Closing.

1.2.5           Working Capital Adjustment.

(a)           Sellers’ Representatives will provide to Buyer and Parent not later than three (3) Business Days prior to the Closing a certificate executed by the Chief Executive Officer of International Vapor setting forth Sellers’ good faith estimate of the Net Working Capital of the Companies as of the Closing Date (the “Estimated Net Working Capital”). Sellers’ Estimated Net Working Capital shall be prepared on a basis consistent with GAAP. At the Closing, the determination of the amount of the Cash Purchase Price pursuant to Section 1.2.2 shall take into account the amount by which the Estimated Net Working Capital is less than the Target Net Working Capital (the “Estimated Net Working Capital Shortfall”). “Target Net Working Capital” means $200,000.

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(b)           As soon as practicable but in no event more than one hundred twenty (120) days following the Closing Date, Buyer shall prepare, or cause to be prepared, and deliver to Sellers’ Representative a certificate executed by the Chief Financial Officer of Buyer setting forth as of Closing the actual Net Working Capital and the calculation thereof (“Actual Net Working Capital”). “Net Working Capital” means as of the Closing Date (a) “current” assets (excluding Cash), minus (b) “current” liabilities (excluding Retained Liabilities, but including the outstanding balance (including principal and accrued interest) of each Inventory Loan and Capex Loan) of the Companies on a consolidated basis, in each case as determined in accordance with GAAP. For purposes of this Section 1.2.5(b), “accrued” means accrued through the Closing Date.

(c)           Sellers’ Representatives and their accountants shall complete their review of the Actual Net Working Capital within 30 days after delivery thereof by Buyer. During such review period, Buyer shall provide Sellers’ Representatives with access to all books and records reasonably requested by Sellers’ Representatives to review the Actual Net Working Capital and any work papers prepared by Buyer or its accountants in connection with such calculations, and Buyer shall make reasonably available its representatives responsible for the preparation of the Actual Net Working Capital in order to respond to the inquiries of Sellers’ Representatives. If Sellers’ Representatives object to the Actual Net Working Capital for any reason, they shall, on or before the last day of such 30-day period, so inform Buyer in writing (a “Seller Objection”), setting forth a specific description of the basis of Sellers’ Representatives’ determination and the adjustments to the Actual Net Working Capital that Sellers’ Representatives believes should be made. To the extent any disagreement therewith is not described in a Seller Objection received by Buyer on or before the last day of such 30-day period, then all items described in the Actual Net Working Capital delivered by Buyer to Sellers’ Representative shall be deemed agreed, final and binding on the parties.

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(d)           If Sellers’ Representatives timely deliver a Seller Objection to Buyer and Sellers’ Representatives and Buyer are unable to resolve all of their disagreements with respect to the proposed adjustments set forth in the Seller Objection within thirty (30) days following Buyer’s receipt of the Seller Objection, then they shall jointly retain the CPA Firm, which, acting as an expert and not as an arbitrator, shall determine, on the basis set forth in and in accordance with this Section 1.2.5, and only with respect to those items in the Seller Objection on which Buyer and Sellers’ Representatives have not agreed, whether and to what extent, if any, the Actual Net Working Capital submitted by Buyer to Seller’s Representative and the Cash Purchase Price require adjustment. Buyer and Sellers’ Representatives shall instruct the CPA Firm to deliver its written determination to Buyer and Sellers’ Representatives no later than 30 days after submitting the matter to it for resolution and their respective agents will execute and deliver any engagement letter reasonably requested by the CPA Firm and cooperate with the CPA Firm during its resolution of any disagreements included in the Seller Objection. At the time of retention of the CPA Firm, Buyer shall specify in writing to the CPA Firm and Sellers’ Representatives the amount of Buyer’s computation of the Actual Net Working Capital (the “Buyer’s Position”), and Sellers’ Representatives shall specify in writing to the CPA Firm and to Buyer the amount of Sellers’ Representatives’ computation of the Actual Net Working Capital (the “Sellers’ Position”). The CPA Firm’s determination shall be conclusive and binding upon Buyer and Sellers and Owners. In resolving any disputed item, the CPA Firm may not assign a value to any disputed item that is greater than the greatest value claimed by Buyer or Sellers’ Representatives at the time the CPA Firm is retained or less than the smallest value claimed for the item by Buyer or Sellers’ Representatives at such time. The scope of the disputes to be resolved by the CPA Firm is limited to whether the calculation of Actual Net Working Capital was done in a manner consistent with GAAP and otherwise in accordance with this Agreement, and the CPA Firm is not to make any other determination unless jointly requested in writing by Sellers’ Representatives and Buyer. Notwithstanding anything to the contrary in this Agreement, any disputes regarding the Actual Net Working Capital shall be resolved solely and exclusively as set forth in this Section 1.2.5. The findings and determinations of the CPA Firm as set forth in its written report shall be deemed final, conclusive and binding upon the parties and shall not be subject to collateral attack for any reason. The parties shall be entitled to have a judgment entered on such written report in any court of competent jurisdiction. If Sellers, Owners and/or Sellers’ Representatives, on the one hand, or Buyer or Parent on the other hand, do not cooperate with the CPA Firm in resolving the dispute or fail to comply with any dispute resolution procedures set forth herein, then all items described in the other party’s position shall be deemed true and correct. The fees and disbursements of the CPA Firm and the reasonable attorneys’ fees and expenses of the parties relating to the disputes submitted to the CPA Firm (collectively, the “Purchase Price Dispute Expenses”) shall be borne: (i) by Sellers and Owners jointly and severally in that proportion equal to a fraction (expressed as a percentage) the numerator of which is equal to the aggregate dollar amount of the disputed items that are unsuccessfully disputed by Sellers’ Representatives (as finally determined by the CPA Firm) and the denominator of which is equal to the aggregate dollar amount of all disputed items and (ii) by Buyer, in the proportion that the aggregate dollar amount of the disputed items that are successfully disputed by Sellers’ Representatives (as finally determined by the CPA Firm) bears to the aggregate dollar amount of all disputed items. For example, if the parties dispute $100,000 of a proposed adjustment to be paid by Sellers, the CPA Firm determines that such adjustment should be $60,000 and the Purchase Price Dispute Expenses are $10,000, then (i) Buyer shall pay $4,000 (40%) of the Purchase Price Dispute Expenses and (ii) Sellers and Owners shall pay $6,000 (60%) of the Purchase Price Dispute Expenses. Buyer, Sellers and Sellers’ Representative shall cooperate with the CPA Firm during its resolution of the disagreement and make readily available to the CPA Firm all relevant books and records and any work papers (including those of the parties’ respective accountants, to the extent permitted by such accountants) relating to the Actual Net Working Capital and the Seller Objection, Buyer’s Position, and Sellers’ Position (as applicable) and all other items reasonably requested by the CPA Firm in connection therewith.

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(e)           The Actual Net Working Capital, as agreed to (or deemed to have been agreed to) between Buyer and Sellers’ Representatives or as determined by the CPA Firm, as applicable, shall be conclusive and binding on all of the parties hereto and shall be deemed the “Final Net Working Capital” for all purposes herein.

(f)           Upon completion of the calculation of the Final Net Working Capital, in accordance with this Section 1.2.5 (such date of completion, the “Settlement Date”), the Cash Purchase Price shall be recalculated substituting the Final Net Working Capital for Estimated Net Working Capital and the following adjustments shall be made to the Purchase Price (the “Purchase Price Adjustment”):

(i)           If the Cash Purchase Price calculated using the Final Net Working Capital is greater than the Cash Purchase Price calculated using the Estimated Net Working Capital; Buyer shall pay such difference to International Vapor on behalf of the Sellers by electronic bank transfer of immediately available funds directly to the account(s) designated in writing by Sellers’ Representatives (or such other method of funds transfer as may be agreed upon by Buyer and Sellers’ Representatives), within 10 days after the Settlement Date.

(ii)           If the Cash Purchase Price calculated using the Final Net Working Capital is less than the Cash Purchase Price calculated using the Estimated Net Working Capital, Sellers and Owners shall jointly and severally pay such shortfall to Buyer by electronic bank transfer of immediately available funds directly to the account(s) designated in writing by Buyer (or such other method of funds transfer as may be agreed upon by Buyer and Sellers’ Representative), within 10 days after the Settlement Date.

1.3           Escrow. To provide for an escrow account or accounts to secure and to serve as a fund in respect of the indemnification obligations of the Sellers and Owners under this Agreement, Buyer, the Sellers’ Representatives and the Escrow Agent at Closing shall enter into an Escrow Agreement substantially in the form of Exhibit B (the “Escrow Agreement”). At Closing, the Buyer shall deposit the Escrow Shares with the Escrow Agent to be held in an account or accounts (the “Escrow Account”) pursuant to the terms of the Escrow Agreement. Except with respect to Escrow Shares that have been previously distributed from the Escrow Account to Buyer pursuant to the Escrow Agreement, and except with respect to Escrow Shares retained to fund Buyer Indemnified Persons’ indemnity claims made in accordance with Article 7 on or before the twenty-seventh (27th) month anniversary following the Closing Date (the “Escrow Period”), all Escrow Shares in the Escrow Account shall be distributed to the Owners in accordance with the Escrow Agreement on the third Business Day after the expiration of the Escrow Period; provided that with respect to any pending claim, promptly following resolution of such pending claim, the Escrow Shares, if any, retained to fund such pending claim which have not been paid, which are not payable to any Buyer Indemnified Person pursuant to Article 7 in connection with such resolution, and which are not required to remain in the Escrow Account to satisfy other pending claims, shall be distributed to the Owners.

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1.4           Allocation of Payments. Any Purchase Price payable to the Sellers pursuant to Section 1.2.2 and/or 1.2.5, shall be paid by Buyer or Parent, as applicable, to International Vapor. Any Escrow Shares released from the Escrow Account pursuant to Section 1.3 shall be released directly to the Owners on a pro rata basis based on each such Owner’s Percentage Ownership. The payment of the Purchase Price made in accordance with this Section 1.4 shall constitute full satisfaction and discharge of Buyer’s and Parent’s payment obligations pursuant to Section 1.2 and neither Buyer, Parent nor any of their Affiliates shall have any liability thereafter relating to any payment or allocation of the Purchase Price to be paid at Closing. The Purchase Price shall be allocated among the Acquired Assets in accordance with the Code and the Treasury regulations promulgated thereunder and as otherwise mutually agreed upon by the Parent and the Sellers’ Representatives. The parties agree that $50,000 of the Purchase Price shall be allocated to the restrictive covenants set forth in Section 6.2 and that all Tax Returns and related documents filed by any Seller, any Owner, Buyer, Parent or any Affiliate thereof with governmental entities shall be consistent therewith, unless otherwise required by any Law.

1.5           Closing.

1.5.1           Closing. The consummation of the Contemplated Transactions (collectively, the “Closing”) will take place at 10:00 a.m. Miami, Florida time on the third Business Day following the satisfaction or waiver of all conditions to the obligations of the parties to consummate the transactions contemplated to be completed at the Closing (other than conditions with respect to actions to be taken by the respective parties at the Closing) or such other date, place or time as the Buyer and Sellers’ Representatives may agree. The date and time of the Closing are referred to as the “Closing Date”. All deliveries by one party to any other party at the Closing shall be deemed to have occurred simultaneously and none shall be effective until and unless all have occurred. Subject to the provisions of Article 9, failure to consummate the Contemplated Transactions on the date and time determined pursuant to this Section 1.5 will not result in the termination of this Agreement and will not relieve any party of any obligation under this Agreement; in such situation, the Closing will occur as soon as practicable, subject to Article 9. By agreement of the parties, the Closing may take place by delivery of documents required to be delivered hereby by facsimile or other electronic transmission.

1.5.2               Deliveries at Closing. At the Closing:

(a)           Deliveries by Sellers. The Sellers and Owners will deliver or cause to be delivered, to Buyer:

(i)            a bill of sale for the Acquired Assets in the form of Exhibit C (the “Bills of Sale”) executed by each of the Sellers;

(ii)           an assignment and assumption agreement in the form of Exhibit D (the “Assignment and Assumption Agreement”) and executed by each of the Sellers, effecting the assignment to and assumption by Buyer of the Acquired Assets (other than the Intellectual Property) and Buyer’s assumption of the Assumed Liabilities;

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(iii)           membership interest powers, in form and substance reasonably satisfactory to Buyer’s counsel, assigning 100% of the Equity Securities owned by International Vapor in Vapor Zone Franchising;

(iv)          assignments of all the Intellectual Property and separate assignments of all registered marks, patents and copyrights from each of the Sellers in the form of Exhibit E (the “IP Assignment Agreements”) executed by each of the Sellers;

(v)           a non-foreign person affidavit, dated the Closing Date, from Sellers, sworn under penalty of perjury and in form and substance required under Treasury Regulations issued pursuant to Section 1445 of the Code stating that no Seller is a foreign person as defined in Section 1445 of the Code;

(vi)          to the extent available, original title documents for all Equipment and Real Property owned by the Sellers;

(vii)         resale inventory tax certificates in all appropriate jurisdictions;

(viii)        each Employment Agreement, duly executed and delivered by each of Molina and Epstein on the date of this Agreement;

(ix)           an estoppel certificate, duly executed by each of the lessors under the Companies’ Real Property Leases;

(x)            executed payoff letters, releases or other similar instruments providing for the repayment in full of all Debt of Companies and the release of all Encumbrances granted with respect thereto, together with all instruments, documents and UCC financing statements relating thereto;

(xi)           the Escrow Agreement, duly executed by the Sellers’ Representatives and the Escrow Agent;

(xii)          certificates of good standing of each Company in its jurisdiction of formation and in each jurisdiction in which such Person is qualified to conduct business;

(xiii)         a certified copy of the resolutions of the board of directors or managers, as applicable, of each of the Sellers approving this Agreement and consummation of the Contemplated Transactions;

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(xiv)        a certified copy of the consents of the stockholders or members, as applicable, of each of the Sellers and the Owners approving this Agreement and consummation of the Contemplated Transactions;

(xv)         a certificate dated the Closing Date duly executed by each Seller and each Owner to the effect that each of the conditions specified in Section 5.1 is satisfied in all respects;

(xvi)        Registration Rights Agreement executed by International Vapor and Owners; and

(xvii)       all such other deeds, bills of sale, assignments, certificates of title, documents and other instruments of transfer and conveyance as may reasonably be requested by the Buyer to transfer the Acquired Assets to the Buyer, each in form and substance reasonably satisfactory to Buyer and Parent and their legal counsel and executed by the Sellers, as applicable.

(b)           Deliveries by Buyer. Buyer will deliver:

(i)             the Cash Purchase Price to the Sellers less the Seller Debt and Closing Date Sellers Expenses paid in accordance with Section 1.2.4(b);

(ii)           certificates representing the Shares to the Sellers less the Escrow Shares deposited with the Escrow Agent;

(iii)           the Bill of Sale, executed by Buyer;

(iv)          the Assignment and Assumption Agreement executed by Buyer;

(v)           the IP Assignment Agreements executed by Buyer;

(vi)          a certified copy of the resolutions of the board of directors of the Parent and Buyer approving this Agreement and consummation of the Contemplated Transactions;

(vii)         a certified copy of the resolutions of the shareholders of Parent approving the issuance of the Shares and Earn-Out Shares;

(viii)        Registration Rights Agreement executed by Parent;

(ix)           each Employment Agreement, duly executed by Buyer;

(x)            certificates of good standing of each of Parent and Buyer in its jurisdiction of formation; and

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(xi)           a certificate dated the Closing Date duly executed by Buyer and Parent to the effect that each of the conditions specified in Section 5.2 is satisfied in all respects.

1.6           Consents.

1.6.1           General. Notwithstanding anything to the contrary herein, in the event that any Contractual Obligation or Permit or other asset includable in the Acquired Assets, or any claim, right or benefit arising thereunder or resulting therefrom, cannot be sold, assigned, transferred, novated or conveyed as of the Closing Date of this Agreement because any waiting period has not expired or any consents or approvals required for the transfer have not been obtained or waived (other than the consents or approvals required from the Sellers or any of their respective Affiliates), then the legal interest in such Contractual Obligation or Permit or other asset includable in the Acquired Assets shall not be sold, assigned, transferred, novated or conveyed unless and until such waiting or notice period shall have expired or until approval, consent or waiver thereof is obtained; provided, however, that, subject to the satisfaction or waiver of the conditions contained in Article V, the Closing shall occur notwithstanding the foregoing and without any adjustment to the Purchase Price on account thereof. However, the Sellers shall have the continuing obligation both prior to and after the Closing Date to, and shall cause their Affiliates to, use their commercially reasonable efforts to obtain all necessary Permits, consents to, or approvals for, and make any filings for, the sale, assignment, transfer, novation or conveyance thereof, including those set forth on Schedule 2.5, and, upon obtaining the requisite third party consents thereto or approvals therefor or making of required filings or the expiration or termination of any applicable waiting periods, such Permit, Contractual Obligation or other asset includable in the Acquired Assets shall be sold, assigned, transferred, novated or conveyed to the Buyer. In the event that following the date of this Agreement the Buyer discovers any asset that was used in the Business of a type that would be included in the Acquired Assets and that was not properly conveyed to the Buyer, the Sellers and the Owners shall take all action necessary to promptly convey such asset to the Buyer, and the Sellers and Buyer shall make appropriate adjustments to the allocation.

1.6.2           Contracts Not Immediately Assumed. With respect to any Contractual Obligation that is not included in the Acquired Assets or assigned or novated to, and assumed by, Buyer on the Closing Date by reason of the failure to obtain any requisite consent described in Section 1.6.1, the Sellers shall, from and after the Closing until the date that is six (6) months after the Closing Date, at the request of the Buyer, continue to act as a contractual party to such Contractual Obligation and shall provide any rights or benefits received or available from such Contractual Obligation to the Buyer in accordance with reasonable instructions from the Buyer, but not in a manner materially inconsistent with the terms of such Contractual Obligation, and shall, through commercially reasonable efforts, procure that the Buyer shall have the sole and exclusive right to direct and control the exercise or waiver of any right under such Contractual Obligation, until alternative arrangements can be made.

1.6.3           Duty to Obtain Consents. Buyer shall, and shall cause its Affiliates to, use commercially reasonable efforts to assist the Sellers and, if applicable, their Affiliates, with their obligation in accordance with Section 1.6.1 to obtain any Permits and consents and make any filings that are required for the transfer of the Acquired Assets and the Permits to the Buyer; provided, however, the Buyer and its Affiliates shall not be obligated to expend any funds or incur any other burden in connection therewith.

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1.7           Earn-Out.

1.7.1               In addition to the Fixed Purchase Price, and as additional consideration for the purchase of the Acquired Assets, Buyer shall pay to the Owners an amount equal to the sum of the amounts set forth in clauses (a), (b) and (c) below (the “Earn-Out”), provided that in no event shall the Earn-Out exceed $29,200,000 in the aggregate. Each payment paid or payable by Buyer pursuant to this Section 1.7 shall be an “Earnout Payment” and together the “Earnout Payments.”

(a)           an amount equal to 200% of the audited revenues generated from the Wholesale Operations for the twelve (12) full calendar months beginning on the first day of the month following the month in which the Closing Date occurs (the “Earn-Out Start Date,” and such amount, the “Wholesale Earn-Out”);

(b)           an amount equal to 100% of the amount by which the aggregate audited revenues generated from the Online Operations and the online sales of Parent and its Affiliates, other than the Online Operations for the twelve (12) full calendar months beginning on the Earn-Out Start Date exceed the aggregate audited revenues generated by the Online Operations and the online sales of Parent for the calendar year ended December 31, 2013 (the “Online Earn-Out”), provided, however, for purposes of determining the Online Earn-Out the online operations of the Parent and its Affiliates shall not include any (i) electronic cigarette or vaporizer brands or related products and accessories or (ii) online operations, in each case acquired by the Parent or any of its Affiliates from an unrelated third party after the date of this Agreement, as to which Molina is not primarily responsible including as provided under Section 1.7.8(c), and do not use the personnel, hardware and servers contemplated to be provided with respect to the online operations in the Business Plan; and

(c)           $50,000 for each Retail Store that is opened by Buyer, Parent or any of their respective Affiliates directly, or by franchisees of any of the foregoing, during the twenty four (24) months following the Earn-Out Start Date (the “Measurement Period”) so long as at least 75% of such Retail Stores that are opened during the Measurement Period generate positive cash flow (as determined in accordance with the sample calculation set forth on Schedule 1.7.1) for any three (3) months within any consecutive six (6) month period after being opened during the later of the Measurement Period or the twelve (12) full calendar months after expiration of the Measurement Period (the “Retail Earn-Out”), provided, however, for purposes of determining the Retail Earn-Out Retail Stores shall not include (i) any retail stores acquired by the Parent or any of its Affiliates from an unrelated third party after the date of this Agreement or (ii) any retail stores opened by an entity or line of business acquired by the Parent or any of its Affiliates from an unrelated third party after the date of this Agreement as to which Molina is not primarily responsible including as provided under Section 1.7.8(a) and do not use a material portion of the resources contemplated to be provided with respect to the Retail Stores in the Business Plan.

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1.7.2           Preliminary Payments

(a)           Wholesale. Within thirty (30) days following the end of each of the four three-month periods following the Earn-Out Start Date, the Buyer shall pay to the Owners a partial Earn-Out Payment equal to an amount that would be owed to the Owners pursuant to the formula set forth in Section 1.7.1(a) if the “revenue” for purposes of this estimated payment would be equal to only the revenue accrued during the relevant quarter (the sum of the revenues used to calculate each of these four payments, the “Wholesale Earn-Out Installment Revenue”, and the sum of each of the installment payments made pursuant to this Section 1.7.1(a), the “Wholesale Earn-Out Installment Payments”). The Wholesale Earn-Out Installment Payments shall be adjusted upwards or downwards pursuant to Section 1.7.6(a).

(b)           Retail. Within thirty (30) days following the end of each calendar year quarter following the Earn-Out Start Date and through the twelve (12) full calendar months period after expiration of the Measurement Period, the Buyer shall pay to the Owners a partial Earn-Out Payment equal to an amount that would be owed to the Owners pursuant to the formula set forth in Section 1.7.1(c) during the relevant quarter taking into consideration the aggregate retail stores opened and/or closed during the Measurement Period and all previous installment payments made pursuant to this Section 1.7.2(b) (the sum of each of the installment payments made pursuant to this Section 1.7.2(b), the “Retail Earn-Out Installment Payments”). The Retail Earn-Out Installment Payments shall be adjusted pursuant to Section 1.7.6(c).

1.7.3           For purposes of determining whether an Earn-Out Payment is owed to the Owners, Buyer will cause to be prepared a set of financial statements reflecting the financial position, cash flows and the results of operations of the Buyer (and, as necessary for the calculation of the Online Earn-Out, the Parent and its Affiliates), including the calculation of any Earn-Out Payment (“EO Financial Statements”), dated as of the twelve (12) month anniversary of the Earn-Out Start Date, twenty-four (24) month anniversary of the Earn-Out Start Date and thirty-six month anniversary of the Earn-Out Start Date, as applicable, and shall deliver such EO Financial Statements to the Sellers’ Representatives on or before the date that is 120 days following the date of determination for the applicable Earn-Out Payment (i.e.: 120 days following the date that is the twelve (12) full calendar month anniversary of the Earn-Out Start Date). Each of the EO Financial Statements shall be prepared on an accrual basis and in accordance with GAAP.

1.7.4           If the Sellers’ Representatives do not deliver an Earn-Out Objection pursuant to Section 1.7.5 within 30 days of the delivery of the applicable EO Financial Statements, Buyer will pay to Owners the Earn-Out Payment with respect to the corresponding Earn-Out period, if any Earn-Out Payment is then owed, within five (5) Business Days following the last day of such Earn-Out Review Period. If the Sellers’ Representatives deliver an Earn-Out Objection pursuant to Section 1.7.5 and it is ultimately determined pursuant to Section 1.7.5 that an Earn-Out Payment is payable to the Owners, Buyer shall, within five (5) Business Days after the agreement of the parties or the CPA Firm’s determination of the Earn-Out Payment amount is delivered to Buyer and the Owners, issue to the Owners Earn-Out Shares in the amount of such Earn-Out Payment.

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1.7.5           For thirty (30) days following Buyer’s delivery of the Earn-Out Payment calculation and EO Financial Statements to the Sellers’ Representatives (the “Earn-Out Review Period”), the Sellers may review the Earn-Out Payment calculation. During the Earn-Out Review Period, Buyer shall provide the Sellers’ Representatives with access to all books and records and any work papers utilized by Buyer in calculating the proposed Earn-Out Payments, and to Buyer’s personnel involved in calculating the proposed Earn-Out Payments, as reasonably requested by the Sellers’ Representatives, to review Buyer’s calculation of the Earn-Out Payment. If the Sellers’ Representatives object to the amount of the Earn-Out Payment for any reason, the Sellers’ Representatives shall, on or before the last day of the Earn-Out Review Period, so inform Buyer, in writing (an “Earn-Out Objection”), setting forth a specific description of the basis of the Earn-Out Objection and the adjustments to the Earn-Out Payment that the Sellers’ Representatives believe should be made. To the extent any disagreement therewith is not described in an Earn-Out Objection received by Buyer on or before the last day of the Earn-Out Review Period, then the Earn-Out Payment calculation prepared by Buyer and delivered to the Sellers’ Representatives shall be deemed agreed, final and binding on the parties. If the Sellers’ Representatives timely deliver an Earn-Out Objection to Buyer, Buyer shall be permitted to review the supporting schedules, analyses, work papers and other documentation with respect to such Earn-Out Objection. If the Sellers’ Representatives timely deliver an Earn-Out Objection to Buyer, and Buyer and the Sellers’ Representatives are unable to resolve all of their disagreements with respect to the Earn-Out Payment within thirty (30) days after the end of the Earn-Out Review Period, then Buyer and the Sellers’ Representatives shall jointly retain the CPA Firm, which, acting as an expert and not as an arbitrator, shall determine, on the basis set forth in and in accordance with this Section 1.7, and only with respect to those specific adjustments in the Earn-Out Objection on which Buyer and the Sellers’ Representatives have not agreed, whether and to what extent, if any, the Earn-Out Payment amount requires adjustment. Buyer and the Sellers’ Representatives shall instruct the CPA Firm to deliver its written determination to Buyer and the Sellers’ Representatives no later than thirty (30) days after submitting the matter to it for resolution. At the time of retention of the CPA Firm, Buyer shall specify in writing to the CPA Firm and the Sellers’ Representatives the amount of Buyer’s computation of the Earn-Out Payment (the “Buyer’s Earn-Out Position”), and the Sellers’ Representatives shall specify in writing to the CPA Firm and to Buyer the amount of the Sellers’ Representatives’ computation of the Earn-Out Payment (the “Sellers’ Earn-Out Position”). The CPA Firm’s determination shall be conclusive and binding upon the parties. In resolving any disputed item, the CPA Firm may not assign a value to any disputed item that is greater than the greatest value claimed by Buyer or the Sellers’ Representatives at the time the CPA Firm is retained or less than the smallest value claimed for the item by Buyer or the Sellers’ Representatives at such time. The scope of the disputes to be resolved by the CPA Firm is limited to whether the calculation of the Earn-Out Payment was done in a manner consistent with GAAP and in accordance with this Agreement, and the CPA Firm is not to make any other determination unless jointly requested in writing by the Sellers’ Representatives and Buyer. Notwithstanding anything to the contrary in this Agreement, any disputes regarding the Earn-Out Payment calculation shall be resolved solely and exclusively as set forth in this Section 1.7.5. The findings and determinations of the CPA Firm as set forth in its written report shall be deemed final, conclusive and binding upon the parties and shall not be subject to collateral attack for any reason. The parties shall be entitled to have a judgment entered on such written report in any court of competent jurisdiction. If either party does not cooperate with the CPA Firm in resolving the dispute or fails to follow the procedures set forth in this Section 1.7.5 in connection with a dispute or objection to the Earn-Out Payment calculation, then the Earn-Out Payment computation of the other party shall be deemed agreed, final and binding on the parties. The fees and disbursements of the CPA Firm and the reasonable attorneys’ fees and expenses of the parties relating to the disputes submitted to the CPA Firm (collectively, the “Earn-Out Dispute Expenses”) shall be borne (i) jointly and severally by the Owners in that proportion equal to a fraction (expressed as a percentage) the numerator of which is equal to Sellers’ Earn-Out Position minus the Earn-Out Payment determined by the CPA Firm, and the denominator of which is equal to Sellers’ Earn-Out Position minus Buyer’s Earn-Out Position and (ii) by Buyer in that proportion equal to a fraction (expressed as a percentage) equal to one (1) minus the fraction described in clause (i). For example, if Sellers’ Earn-Out Position is that the Earn-Out Payment should be Five Million Dollars ($5,000,000) and Buyer’s Earn-Out Position is that the Earn-Out Payment should be Four Million Dollars ($4,000,000), the CPA Firm determines that the Earn-Out Payment should be Four Million Six Hundred Thousand ($4,600,000) and the Earn-Out Dispute Expenses are Fifty Thousand Dollars ($50,000), then (i) the Owners shall jointly and severally pay Twenty Thousand Dollars ($20,000) (forty percent (40%) of the Earn-Out Dispute Expenses) and (ii) Buyer shall pay Thirty Thousand Dollars ($30,000) (sixty percent (60%) of the Earn-Out Dispute Expenses). Buyer and the Sellers’ Representatives shall cooperate with the CPA Firm during its resolution of the disagreement and make readily available to the CPA Firm all relevant books and records, documents, other information and any work papers (including those of the parties’ respective accountants, to the extent permitted by such accountants) relating to the determination of the Earn-Out Payment and all other items reasonably requested by the CPA Firm in connection therewith.

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1.7.6           Final Payments. After the completion of the procedures set forth in Sections 1.7.3, 1.7.4 and 1.7.5 following the date of determination for the applicable Earn-Out Payment, the following payments shall be made:

(a)           With respect to the Wholesale Earn-Out, (i) if the audited revenues generated from the Wholesale Operations for the twelve (12) full calendar months following the Earn-Out Start Date (the “Actual Wholesale Revenue”) is less than the Wholesale Earn-Out Installment Revenue, then the Owners shall pay the Buyer 200% of such difference; or (ii) if Actual Wholesale Revenue is greater than the Wholesale Earn-Out Installment Revenue, then the Buyer shall pay the Owners 200% of such difference;

(b)           The Buyer shall pay to the Owners the Online Earn-Out; and

(c)           With respect to the Retail Earn-Out, if after implementing the procedures set forth in Sections 1.7.3, 1.7.4 and 1.7.5, it is determined at the expiration of the twelve (12) month period following the Measurement Period that the condition for payment of the Earn-Out Payment set forth in Section 1.7.2(b) was not satisfied, then each Owner shall pay to the Buyer all such Retail Earn-Out Installment Payments previously received by such Owner.

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1.7.7           Manner of Payment. The Earn-Out, if any, shall be payable to the Owners, in part as stockholders of International Vapor and in part, as to Molina and Epstein, as employees of the Buyer, in newly issued unregistered shares of the Parent’s common stock (“Earn-Out Shares”), the number of which would be equal to the quotient of such earned portion of the Earn-Out Payment divided by the Volume Weighted Average Closing Price. The Earn-Out, if any, shall be paid directly to the Owners by Buyer. 43.17% of the Earn-Out shall be paid to the Owners pro rata based upon their respective Ownership Percentages (the aggregate of all such payments, the “Equity Earn-Out”), 40.28% of the Earn-Out shall be paid to Molina pursuant to the terms of his Employment Agreement and 16.55% of the Earn-Out shall be paid to Epstein pursuant to the terms of his Employment Agreement (the aggregate portion of the Earn-Out payable to Epstein and Molina pursuant to their respective Employment Agreements, the “Employment Earn-Out”). Subject to Section 1.7.10, Section 1.7.11 and Section 1.7.12, any Earn-Out Payments made by Buyer pursuant to this Section 1.7 shall be apportioned among the Owners as set forth in the preceding sentence. Any payments owed by an Owner to the Buyer pursuant to Sections 1.7.6(a) or 1.7.6(c) shall be paid to the Buyer from the Shares and/or Earn-Out Shares received by such Owner prior to the date thereof, the number of which would be equal to the quotient of such payment divided by the Volume Weighted Average Closing Price.

1.7.8           Except as otherwise specifically provided in this Agreement, including clauses (a), (b) and (c) of this Section 1.7.8, Parent and Buyer will be permitted, following the Closing Date, to make reasonable and necessary changes at its sole discretion to the operations, corporate organization, personnel, accounting practices and other aspects of the Buyer and the Business, including actions that may have an impact on the achievement of Earn-Out Payments, and the Owners will have no right to claim any lost Earn-Out Payments or other damages as a result of such decisions so long as such changes are reasonably necessary as determined by the Parent or Buyer and are not made in bad faith for the principal purpose of reducing amounts that otherwise would be payable to the Owners. The terms of this Section 1.7 may be adjusted at any time by the written agreement of the Parent or Buyer and the Sellers’ Representatives. Molina and Epstein shall, so long as they are employees of the Buyer, have the right to manage the Retail Operations, Wholesale Operations and Online Operations as set forth in and subject to the terms and conditions of clauses (a), (b) and (c) below, provided, however, that neither Molina nor Epstein shall be deemed an executive officer of the Parent or Buyer within the meaning of Rule 3b-7 of the Exchange Act at any time during their employment with Buyer. Neither Molina nor Epstein, as the managers of the Business, shall take any intentional action that does, or could reasonably be expected to, enhance the financial and operating results of the Business for purpose of maximizing the Earn-Out Payments to the material detriment of the Business’ financial and operating results in subsequent periods. Notwithstanding anything to the contrary set forth herein, any limitation on the Parent’s and/or Buyer’s operation of the Business following Closing (including as set forth in this Section 1.7.8) shall be contingent upon neither Molina nor Epstein being in material breach of clauses (a), (b) or (c) of this Section 1.7.8 and Section 6.2).

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(a)           Retail. Molina will have overall responsibility for all retail operations of Buyer, and will have discretion to make decisions regarding the day to day operations of the retail business subject to the oversight of the Senior Management. He will report and provide monthly reports to a committee consisting of the President, Chief Operating Officer and Chief Financial Officer of Parent (the “Senior Management”). The Senior Management and Molina will work together in good faith to execute and implement the Business Plan as it relates to the retail operations. Subject to execution and implementation materially consistent with the Business Plan as it relates to the retail operations, Parent/Buyer will finance store build-out and other capital expenditures, inventory purchases, marketing, operating and general overhead in connection with the opening and franchising of additional retail stores.

(b)           Wholesale. Buyer and Parent shall have overall responsibility for the wholesale operations of Buyer and Parent. Epstein and the Senior Management will work together in good faith to execute and implement the Business Plan as it relates to the Wholesale Operations. Subject to substantial execution and implementation of the Business Plan as it relates to the wholesale operations, Epstein will have access to and use of necessary Buyer/Parent resources, including sales personnel and wholesale and other customer and supplier relationships of Parent.

(c)           Online.         Molina will have overall responsibility for all online operations of Seller and Buyer. Molina and the Senior Management will work together in good faith to execute and implement the Business Plan as it relates to the online operations subject to the oversight of the Senior Management. Subject to execution and implementation materially consistent with the Business Plan as it relates to the online operations, Buyer/Parent will provide funds necessary to maintain and expand the online business. Molina will have authority to hire, among other necessary employees consistent with the Business Plan, a vice president to manage online operations, subject to the approval, not to be unreasonably withheld, of the Senior Management.

1.7.9           Limited Transferability of Earn-Out. The Owners’ rights to receive Earn-Out Payments, if any, are personal to the Owners and shall not, in whole or in part, be sold, transferred, assigned or otherwise conveyed or pledged or encumbered or have Encumbrances created with respect to them without Buyer’s prior written consent, which may be withheld in Buyer’s sole discretion; provided, however that each Owner may freely transfer such rights to the Permitted Transferees of such Owner without the consent of the Buyer.

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1.7.10           Forfeiture of Earn-Out Payments. It is the intent of the parties that Earn-Out Payments will be paid to each Restricted Person only for such periods during which such Restricted Person is in compliance with its obligations pursuant to Section 6.2. Accordingly, should at any time following the Closing Date any Restricted Person intentionally and materially breach its, his or her obligations pursuant to Section 6.2, which breach causes material economic or reputational harm to the Business (a “Restrictive Covenant Breach”), then during the continuance of such Restrictive Covenant Breach, no portion of the Earn-Out otherwise payable to such Restricted Person then or in the future shall be paid to such Restricted Person. For the avoidance of doubt, the forfeiture of a Restricted Person’s right to receive a portion of the Earn-Out from and during the continuance of a Restrictive Covenant Breach shall have no effect on the right of each other Restricted Person or any other Person to receive the portion of the Earn-Out that each other Restricted Person or such other Person would have received had no Restrictive Covenant Breach occurred, nor shall a Restrictive Covenant Breach by a Restricted Person impact the right of such Restricted Person or such other Person to retain any Earn-Out Payment previously received by such Restricted Person or such other Person. The Parent and/or Buyer may seek damages (other than punitive, exemplary or special damages) against a Restricted Person for a Restrictive Covenant Breach in excess of the value of the portion of the Earn-Out forfeited by reason of such Restrictive Covenant Breach.

1.7.11           Earn-Out Payments Owed to Molina or Epstein. Notwithstanding the foregoing, any portion of the amount of the Equity Earn-Out or Employment Earn-Out that Molina or Epstein (each, an “Employee Shareholder”) would otherwise be entitled to receive shall not be payable to such Employee Shareholder if such Employee Shareholder is not employed by the Buyer or any subsidiary or Affiliate thereof at the time that a portion of the Earn-Out is payable (provided that an Employee Shareholder shall be deemed still employed at any such time notwithstanding the termination of his employment (i) by reason of his death or incapacity, (ii) by such employer in the absence of “cause,” or (iii) by him for “good reason”, in each case as determined under such Employee Shareholder’s Employment Agreement with the Buyer). The failure of an Employee Shareholder to be so employed at the time that a portion of the Employment Earn-Out is earned shall in no event impact the right of any other Employee Shareholder to receive the portion of the Employment Earn-Out that such other Employee Shareholder would otherwise have received. The failure of an Employee Shareholder to be so employed at the time that a portion of the Equity Earn-Out is payable shall reduce the overall amount of the Equity Earn-Out payable at such time by a percentage equal to such Employee Shareholder’s Percentage Ownership, and the portion of the Equity Earn-Out then payable (as so reduced) shall be paid to the Owners (including, for the avoidance of doubt, such Employee Shareholder) pro rata based each Owner’s Percentage Ownership. The failure of an Employee Shareholder to be so employed at the time that a portion of the Earn-Out is payable shall have no effect on the right of any Owner (including such Employee Shareholder) to retain any Earn-Out Payment previously received by such Owner or to receive any subsequent portions of the Earn-Out.

1.7.12           Acceleration of Earn-Out. The entire unpaid portion of the Equity Earn-Out allocable to an Employee Shareholder and the entire unpaid portion of the Employment Earn-Out allocable to an Employee Shareholder shall be deemed earned and payable in the event that such Employee Shareholder’s employment is terminated under his Employment Agreement without cause (as determined under his Employment Agreement) or such Employee Shareholder terminates his employment for good reason (as determined under his Employment Agreement). The portion of the Employment Earn-Out that becomes payable pursuant to the preceding sentence shall be paid to such Employee Shareholder and the portion of the Equity Earn-Out that becomes payable pursuant to the preceding sentence shall be paid to all the Owners (including, for the avoidance of doubt, such Employee Shareholder) pro rata based on each Owner’s Percentage Ownership. In the event the Parent or Buyer materially breaches any of its respective obligations under clauses (a), (b) or (c) of Section 1.7.8 and Parent or Buyer has not reasonably cured such material breach within thirty (30) days after written notice of such material breach is given by an Employee Shareholder to the Parent (provided that neither of the Employee Shareholders or Herrera is then in material breach of the terms of this Agreement, including their material breach of any of their obligations under clauses (a), (b) or (c) of Section 1.7.8, and provided, further, that no cure period shall be required for a material breach which by its nature cannot be cured) then the entire unpaid portion of the maximum amount of the Earn-Out ($29,200,000) from and after the date of such uncured material breach shall be deemed earned and payable in full to the Owners. In any case pursuant to this Section 1.7.12, in which an Earn-Out Payment becomes payable, then the Buyer shall make such payment within ten (10) Business Days thereafter.

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2.           REPRESENTATIONS AND WARRANTIES OF THE SELLERS AND THE OWNERS.

In order to induce the Parent and the Buyer to enter into and perform this Agreement and to consummate the Contemplated Transactions, each of the Sellers and the Owners severally hereby represents and warrants to the Parent and Buyer that the following statements made in this Article 2 (provided that the statements made in Section 2.32 shall be considered made by each Seller and each Owner independently of the others) are true, correct and complete as of the date of this Agreement and will be true, correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Article 2, except where another date or period of time is specifically stated herein for a representation or warranty):

2.1           Organization; Subsidiaries; Predecessors.

2.1.1           Organization; Subsidiaries. Each of the Companies is duly organized, validly existing and in good standing under the laws of its jurisdiction of formation, with full power and authority to carry on its business as it is now being conducted and to own, operate and lease its properties and assets. Each of the Companies is duly qualified or licensed to do business and is in good standing in every jurisdiction in which the conduct of its respective business, and the ownership or lease of its respective properties, require it to be so qualified or licensed and except where the failure to so qualify would not have a Seller/Owner Material Adverse Effect; all such jurisdictions are listed on Schedule 2.1.1. Except as set forth on Schedule 2.1.1, no Company has any subsidiaries, holds any Investments or has any obligation to make any Investments in any Person. Sellers have made available to Buyer, Parent and/or their Representatives accurate and complete copies of (i) the Organizational Documents of each Company and (ii) the minute books of each Company which contain records of all meetings held, and other actions taken, by their respective current or former shareholders, members, managers, current or former boards of directors and any committees appointed by their current or former shareholders, members, managers or directors. The books of account and other records of the Companies have been maintained in all material respects in accordance with applicable Law and, to the extent applicable, GAAP. No Company is in default under or in violation of any provision of its respective Organizational Documents. The states of organization set forth in this Agreement with respect to the Companies are correct. Set forth on Schedule 2.1.1 are all the names (i.e., “trading” or “doing business as” names) under which the Companies are conducting their respective businesses.

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2.1.2       Predecessors. Schedule 2.1.2 sets forth a true, accurate, and complete list of (i) any Person that has ever merged with or has been converted into any Company; (ii) any Person a majority of whose capital stock (or similar outstanding ownership interests) has ever been acquired by a Company; (iii) any Person all or substantially all of whose assets have ever been acquired by a Company; and (iv) any prior names of any Company or any Person described in clauses (i) through (iii) (each such Person, a “Predecessor”).

2.2           Capitalization; Voting Rights.

2.2.1       The Owners own of record and beneficially all of the outstanding Equity Securities of International Vapor. International Vapor is the direct parent of South Beach Smoke, Inc., Beach Wellness LLC, Vapor Zone, Inc., and Vapor Zone Franchising, and owns of record and beneficially one hundred percent (100%) of the outstanding Equity Securities of such Sellers. Schedule 2.2.1 sets forth the capitalization of each of the Sellers, listing the type and amount of authorized and issued Equity Securities for each entity and the holders of record of such Equity Securities.

2.2.2       Except as set forth on Schedule 2.2.2, there are no outstanding options, warrants, instruments, rights (including conversion or preemptive rights and rights of first refusal), proxy or member agreements, or other agreements or instruments of any kind, including convertible debt instruments, for the purchase or acquisition from any Owner or Company of any of the Equity Securities of any Company. Except as set forth on Schedule 2.2.2, none of the Owners or Companies is party or subject to any agreement that affects or relates to the voting or giving of written consents with respect to any Equity Security of any Company or by a member, manager, shareholder or director of any Company.

2.2.3       Each issued and outstanding Equity Security of each Company (i) has been duly authorized and validly issued and is fully paid and non-assessable, and (ii) was issued in compliance with all Legal Requirements concerning the issuance of securities. No Equity Security of any Company is subject to, nor was it issued in violation of, any purchase option, call option, right of first refusal or offer, preemptive right, subscription right or any similar right. No Company has violated the 1933 Act, any state “blue sky” or securities Laws, any other similar Legal Requirement or any preemptive or other similar rights of any Person in connection with the issuance or redemption of any of such Company’s Equity Securities. Except for the Equity Securities listed in Schedule 2.2.1, there are no bonds, debentures, notes, other Debt or Equity Securities of any Company with voting rights on any matters on which the holders of Equity Securities of the applicable Company may vote. Companies have made available to Buyer, Parent and/or their Representatives, to the extent they exist, true, accurate and complete copies of the membership interest or share register (or similar register), as applicable, of each Company, which reflect all issuances, transfers, repurchases and cancellations of Equity Securities of such entities. There are no declared or authorized but unpaid dividends or distributions with regard to any issued and outstanding Equity Securities of any Company.

2.2.4       Except as set forth on Schedule 2.2.4, no Company has granted or agreed to grant any registration rights, including piggyback rights, or any right of first offer to any Person.

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2.2.5       Encumbrances, etc. Except as set forth on Schedule 2.2.5, there is no outstanding Contractual Obligation to which any Company is a party or by which it is bound obligating such Company to issue, deliver or sell, or cause to be issued, delivered or sold, Equity Securities of such Company. Except as set forth on Schedule 2.2.5, there are no outstanding obligations of any Company (contingent or otherwise) to repurchase, redeem or otherwise acquire any Equity Securities of such Company. Except as set forth on Schedule 2.2.5, there are no stock-appreciation rights, stock-based performance units, “phantom” equity rights or other Contractual Obligations (contingent or otherwise) pursuant to which any Person is or may be entitled to receive any payment or other value based on the revenues, earnings or financial performance or other attribute of any Company, the Business of the Companies or the assets of any Company or calculated in accordance therewith or to cause any Company to file a registration statement under the securities Laws of the United States, or which otherwise relate to the registration of any Equity Securities of the Companies. Except as set forth on Schedule 2.2.5, there are no voting trusts, proxies or other Contractual Obligations to which any Company or Owner is a party or by which any of them is bound with respect to the issuance, holding, acquisition, voting or disposition of any Equity Securities of such Company. Except for the Organizational Documents of each Company and as set forth on Schedule 2.2.5, there are no existing Contractual Obligations between any Company on the one hand, and any other Person, on the other hand, regarding any Equity Securities of any Company.

2.2.6       Debt; Guarantees. Vapor Zone Franchising has no Debt or other Liabilities of any nature. No other Company has any Debt, except as set forth on Schedule 2.2.6. For each item of Debt, Schedule 2.2.6 correctly sets forth the debtor, the principal amount of the Debt, the creditor, the maturity date and the collateral, if any, securing the Debt. Except as set forth on Schedule 2.2.6, no Company has any Liability in respect of a Guarantee of any Liability of any other Person.

2.3           Organization, Power and Authorization. Each Seller and Owner has all requisite absolute and unrestricted rights, power, authority and capacity to execute and deliver this Agreement and each other agreement, document, instrument or certificate contemplated by this Agreement or to be executed by any of the Sellers or Owners in connection with the consummation of the Contemplated Transactions, including the Escrow Agreement, the Bill of Sale, the Assignment and Assumption Agreements, the IP Assignment Agreement and the Employment Agreements (the “Company Agreements”) and to consummate the Contemplated Transactions. All the equityholders of the Sellers and/or the Owners, as applicable, have executed a written consent authorizing the execution of this Agreement and the consummation of the Contemplated Transactions, which constitutes all necessary action by the equityholders of the Sellers and/or the Owners, as applicable. No other corporate or company authorization on the part of the Sellers or the Owners is necessary to authorize the Sellers’ and/or Owners’ execution and delivery of this Agreement and the Company Agreements and the consummation of the Contemplated Transactions. This Agreement and each Company Agreement has been duly executed and delivered by the Sellers and the Owners, as applicable, and this Agreement and the Company Agreements constitute legal, valid and binding obligations of the Sellers and the Owners, as applicable, Enforceable against the Sellers and Owners, as applicable, in accordance with its and their terms.

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2.4           Authorization of Governmental Authorities. Except as set forth on Schedule 2.4, no action by (including any authorization, consent or approval), or in respect of, or filing with, any Governmental Authority is required for, or in connection with, the valid and lawful (i) execution, delivery and performance by the Sellers or the Owners of this Agreement and the Company Agreements or (ii) consummation of the Contemplated Transactions by the Sellers or the Owners.

2.5           Noncontravention. Except as disclosed on Schedule 2.5, none of the execution, delivery and performance by the Sellers and/or the Owners of this Agreement or the Company Agreements or the consummation of the Contemplated Transactions will:

(a)           violate any provision of any Legal Requirement applicable to the Companies and/or the Owners;

(b)          conflict with, result in a breach or violation of, default under, or give rise to a right for any third party to accelerate, terminate or obtain any prepayment penalty under (in any such case, with or without notice, lapse of time or both), any Contractual Obligation of any Company and/or any Owner;

(c)           result in the creation or imposition of an Encumbrance upon, or the forfeiture of, any Asset (including any Acquired Asset);

(d)           result in a breach or violation of, or default under, the Organizational Documents of any Company and/or any Owner;

(e)           require any action by (including any authorization, consent or approval) or in respect of (including notice to), any Person under any Contractual Obligation of any Company and/or any Owner; or

(f)           alter or impair the ability of the Buyer (following the Closing) to conduct the Business.

2.6           Financial Statements.

2.6.1       Financial Statements. Attached to Schedule 2.6.1 is a copy of (a) the condensed unaudited consolidated balance sheet of International Vapor as of March 31, 2014 (the “Most Recent Balance Sheet”) and the related condensed unaudited consolidated statements of income and cash flows of International Vapor for the three (3) months then ended (together with the Most Recent Balance Sheets, the “Interim Financials”) and (b) the audited consolidated balance sheet of International Vapor as of December 31, 2012 and 2013 and the related audited consolidated statements of income and cash flows of International Vapor for the fiscal years then ended, accompanied in each case by notes thereto and the report of the independent registered certified public accounting firm, Kaufmann, Rossin & Co. whose audit report shall not be qualified in any respect (collectively, the “Audited Financials” and, together with the Interim Financials, the “Financials”). Since the Most Recent Balance Sheet Date, none of the Companies has distributed, sold or otherwise disposed of any property or other Assets, including the Acquired Assets, other than in the Ordinary Course of Business. Except as set forth on Schedule 2.6.1, there are no extraordinary or non-recurring items of income or expense of the Companies during the periods covered by the Financials.

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2.6.2       Compliance with GAAP, etc.

(a)           The Financials (i) are complete and correct and were prepared in accordance with the books and records of the Companies and (ii) have been prepared on an accrual basis in accordance with GAAP, consistently applied subject, in the case of the Interim Financials, to normal and recurring year-end adjustments and the absence of notes. The Financials fairly present, in accordance with GAAP, the consolidated financial position of International Vapor as of the respective dates thereof and the results of the operations of International Vapor for the respective periods covered thereby.

(b)           The books and records of the Companies have been maintained in all material respects in accordance with all applicable Legal Requirements and reflect all financial transactions of the Companies that are required to be reflected in accordance with GAAP. The Companies maintain books and records accurately reflecting their Assets and Liabilities and maintain proper and adequate internal accounting controls that provide reasonable assurance that transactions are recorded as necessary to permit preparation of the financial statements of the Companies in conformity with GAAP. The Companies make and keep books, records and accounts which, in reasonable detail, accurately and fairly reflect actual bona fide transactions of the Companies.

(c)           No financial statements of any other Person are required by GAAP to be included in the Financials.

2.7           Absence of Undisclosed Liabilities. Except as set forth on Schedule 2.7, none of the Companies have any Liabilities which would be required by GAAP to be included in its financial statements except for (i) Liabilities set forth on the face of the Most Recent Balance Sheet and (ii) Liabilities incurred in the Ordinary Course of Business since the Most Recent Balance Sheet Date (none of which results from, arises out of, or relates to, any material breach or violation of, or material default under, a Contractual Obligation or Legal Requirement, or a material breach of warranty, tort or infringement), and to the knowledge of Sellers no facts or circumstances exist that could result in any such Liability.

2.8           Absence of Certain Developments. Except as set forth on Schedule 2.8, from the Most Recent Balance Sheet Date until the date of this Agreement, the Business has been conducted only in the Ordinary Course of Business and:

(a)           none of the Companies have (i) amended its respective Organizational Documents, (ii) admitted any Person as a shareholder or member, as applicable, or (iii) issued, sold, granted or otherwise disposed of any Equity Security;

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(b)           none of the Companies have become liable in respect of any Guarantee nor has it incurred, assumed or otherwise become liable in respect of any Debt (except unsecured current obligations and liabilities incurred in the Ordinary Course of Business) or made any loans, advances or capital contributions to or Investments in any Person (except for travel advance in the Ordinary Course of Business);

(c)           none of the Companies have sold, leased, licensed, transferred or otherwise disposed of any of its Assets, including any Assets that would have otherwise been Acquired Assets, except Inventory in the Ordinary Course of Business and except for any Assets having an aggregate value of less than $10,000;

(d)           none of the Companies have permitted any of its Assets, including the Acquired Assets to become subject to an Encumbrance other than a Permitted Encumbrance;

(e)           none of the Companies have made or committed to make any capital expenditure in an aggregate amount exceeding $10,000;

(f)            none of the Companies have (i) made any declaration, setting aside or payment of any dividend or other distribution with respect to, or any repurchase, redemption or other acquisition of, any Equity Security or (ii) entered into, or performed, any transaction with, or for the benefit of, any Owner or any Affiliate of any Owner;

(g)           there has been no material loss, destruction, damage or eminent domain taking (in each case, whether or not insured) affecting any Company, the Business or any material Asset, including the Acquired Assets;

(h)           none of the Companies have increased the Compensation payable or paid, whether conditionally or otherwise, to any employee, director, officer, consultant, independent contractor or agent other than (i) as provided for in any written agreement made available to Buyer or (ii) in the Ordinary Course of Business;

(i)            none of the Companies have entered into, amended or terminated any Contractual Obligation providing for the employment or consultancy of any Person on a full-time, part-time, consulting or other basis other than in the Ordinary Course of Business or otherwise providing Compensation or other benefits to any Person other than in the Ordinary Course of Business, or adopted, amended or terminated any Employee Plan or increased any benefits under any Employee Plan or granted or increased the amounts of any vacation pay, sick pay, bonus, severance, incentive, disability or profit sharing payments;

(j)            none of the Companies have made any change in its methods of accounting or accounting practices (including with respect to reserves) or any material change in its pricing policies, payment or credit practices or failed to pay any creditor any material amount owed to such creditor when due or granted any material extensions of credit;

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(k)           none of the Companies have made, changed or revoked any material Tax election, elected or changed any method of accounting for Tax purposes, settled any Action in respect of Taxes or entered into any Contractual Obligation in respect of Taxes with any Governmental Authority;

(l)            none of the Companies have terminated or closed any Facility, business or operation;

(m)          no customer or supplier required to be disclosed on Schedule 2.21 has cancelled, terminated or otherwise materially diminished or altered (including any material reduction in the rate or amount of sales or purchases or material change to the supply or credit terms, as the case may be) its arrangement with any Company, or notified in writing, or to the knowledge of Sellers orally, any Company of any intention to do any of the foregoing;

(n)           no insurer (i) has questioned, denied or disputed (or otherwise reserved its rights with respect to) in writing, or to the knowledge of Sellers orally, the coverage of any claim pending under any Liability Policy or (ii) has provided any written, or, to the knowledge of Sellers, oral, notice of cancellation or any other written, or, to the knowledge of Sellers, oral, indication that it plans to cancel any Liability Policy or raise the premiums or materially alter the coverage under any Liability Policy;

(o)           none of the Companies have written off as uncollectible any Accounts Receivable, modified or cancelled any material third-party Debt or written up or written down any of its material Assets, including the Acquired Assets, or revalued its Inventory;

(p)           none of the Companies have failed to pay trade accounts payable or any other Liability when due;

(q)           none of the Companies have entered into, materially amended or terminated any Disclosed Contract;

(r)            none of the Companies have acquired or agreed to acquire by merging or consolidating with, or by purchasing a substantial portion of the assets of, or by any other manner, any business of any Person or acquired any capital asset or related capital assets with a fair market value in excess of Fifty Thousand Dollars ($50,000);

(s)           except with respect to disclosure to Buyer in connection with consummating the transactions set forth in this Agreement, there has not occurred any disclosure of Confidential Information;

(t)           except with respect to consummating the transactions set forth in this Agreement, none of the Companies have entered into any transaction outside the Ordinary Course of Business;

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(u)           none of the Companies have changed any cash management practices or policies (including without limitation, the timing of collection of Accounts Receivables and payment of payables and other current liabilities) or made any changes in the maintenance of its books and records;

(v)           none of the Companies has threatened, commenced or settled any Action;

(w)          none of the Companies has entered into any Contractual Obligation to do any of the things referred to elsewhere in this Section 2.8; and

(x)           no event or circumstance has occurred which has had, will have or is reasonably likely to have a Seller/Owner Material Adverse Effect.

2.9           Assets.

2.9.1     Ownership of Assets. Each of the Companies has sole and exclusive, good and marketable title to, or, in the case of property held under a lease or other Contractual Obligation, a sole and exclusive, Enforceable (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws and general principles of equity (regardless of whether such enforceability is considered in a proceeding of law or equity)) leasehold interest in, or right to use, all of its respective properties, rights and assets, whether real or personal and whether tangible or intangible, including all assets reflected in the Most Recent Balance Sheet or acquired after the Most Recent Balance Sheet Date (except Inventory which has been sold or otherwise disposed of since the Most Recent Balance Sheet Date in the Ordinary Course of Business) and the Acquired Assets (collectively, the “Assets”). Except as disclosed on Schedule 2.9.1, none of the Assets is subject to any Encumbrance other than Permitted Encumbrances. Schedule 2.9.1 sets forth a summary list of all Equipment owned or leased by, in the possession of, or used by the Companies in connection with the Business. None of the Owners has any ownership or other interest in any of the Assets (including the Acquired Assets) used in the Business.

2.9.2     Sufficiency of Assets. The Acquired Assets are all the assets, properties and rights of every type and description, whether real or personal, tangible or intangible, used in or necessary to conduct the Business as now conducted, including to perform the work required for the Backlog (if any).

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2.10         Accounts Receivable. All Accounts Receivable, unbilled invoices, costs in excess of billings, work in process, retainage and other amounts (“Receivables”) reflected on the Most Recent Balance Sheet and in the records and books of account of the Companies since the Most Recent Balance Sheet Date and through the Closing Date as being due to the Companies have arisen in the Ordinary Course of Business, represent Enforceable (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws and general principles of equity (regardless of whether such enforceability is considered in a proceeding of law or equity)) obligations to the Companies arising from sales actually made or services actually performed by the Companies in the Ordinary Course of Business and, subject only to consistently recorded reserves for bad debts established as of a date prior to the Closing Date in a manner consistent with past practice, have been, or will be, current and collected or are, or will be, collectible in the aggregate recorded amounts thereof materially in accordance with their terms and, to the Sellers’ knowledge, are not and will not be subject to any contests, claims, counterclaims or setoffs. There has been no material adverse change since the Most Recent Balance Sheet Date in the amount or collectability of the Receivables due to the Companies or the related provisions or reserves from that reflected in the Most Recent Balance Sheet. Schedule 2.10 contains a complete and correct list of all Receivables as of the Most Recent Balance Sheet Date, which list sets forth: (a) the aging of each Receivable; and (b) with respect to Receivables for services, the type of Contractual Obligation underlying the Receivable (such as fixed price or time and expense or a combination or variation thereof). Schedule 2.10 sets forth the standard billing practices of the Companies with respect to goods and services provided by the Companies, including the billing periods and the types of Contractual Obligations. Except as set forth on Schedule 2.10, (i) no account debtor or note debtor is delinquent for payments in excess of Twenty-Five Thousand Dollars (US$25,000) or for more than ninety (90) days; (ii) no account debtor or note debtor has refused or, to the Sellers’ knowledge, threatened to refuse to pay its obligations to the Companies for any reason, or has otherwise made a claim to set-off or similar claim; (iii) to the Sellers’ knowledge, no account debtor or note debtor is insolvent or bankrupt; and (iv) all accrued fees are billable and collectible by the Companies.

2.11         [INTENTIONALLY OMITTED].

2.12         Real Property.

2.12.1     None of the Companies owns any real property and none of them has any right, title or interest in and to any real property except as specifically set forth on Schedule 2.12. Schedule 2.12 describes each leasehold interest in real property leased, subleased by, licensed or with respect to which a right to use or occupy has been granted to or by the Companies (such leased real property is referred to as the “Real Property”), and identifies each lease (or in the case of a sublease, the underlying leases (the “Underlying Leases”)) or any other Contractual Obligation under which such Real Property is leased by the applicable Company (the “Real Property Leases”). Except as described on Schedule 2.12 there are no written or oral subleases, licenses, concessions, occupancy agreements or other Contractual Obligations granting to any other Person the right of use or occupancy of the Real Property, and there is no Person (other than the Companies and/or any lessee(s) of the Real Property specifically identified on Schedule 2.12) in possession of the Real Property. With respect to each Real Property Lease that is a sublease: (i) the representations and warranties set forth in Sections 2.19.2 and 2.19.3 are true and correct with respect to the Underlying Lease(s) and (ii) Schedule 2.12 describes each of the Underlying Leases, if any. Each of the Companies has valid leasehold interests in and to their respective Real Property and any and all Facilities located thereon, free and clear of all Encumbrances (other than Permitted Encumbrances).

2.12.2     There is no provision of any Real Property Lease that imposes any restriction on the Real Property that materially interferes, or could reasonably be expected to materially interfere, with the Business. Except as set forth on Schedule 2.12.2, none of the Companies is obligated to pay any leasing or brokerage commission with respect to the Real Property. There is no pending or threatened eminent domain taking affecting any of the Real Property. Sellers have made available to Buyer, Parent and/or their Representatives true, correct and complete copies of all the Real Property Leases and Underlying Leases, including all amendments and modifications related thereto. Except as set forth on Schedule 2.12.2, no consents or approvals are required to be obtained under the Real Property Leases and/or the Underlying Leases in connection with the Contemplated Transactions, including from the landlord(s) thereunder. None of the Companies has received notice of a default from any lessor under any Real Property Lease or Underlying Lease.

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2.12.3     No Facility currently existing on the Real Property encroaches upon, and no Facility under construction on the Real Property will encroach upon, the real property or easement estate of any other Person. No facility of any other Person encroaches upon the Real Property or any easement estate appurtenant to the Real Property. None of the Companies or Owners is a party to any agreement with the owners or users of any real property adjacent to any Facility located on any Real Property relating to the use, operation or maintenance of such Facility or Real Property which could adversely affect the Business. Each Facility is supplied with utilities and other services (including gas, electricity, water, drainage, sanitary sewer, storm sewer, fire protection and telephone) necessary for the operation of such Facility as the same is currently operated or proposed to be operated, and all installation charges for such utilities and other services have been fully paid, and all service charges for such utilities and other services have been or will be paid by the Companies up to and including the Closing Date to the extent then due and payable. Each Facility (excluding to the extent any such item included in “Facility” is a “common use area”), including the heating, ventilation, air conditioning systems, mechanical, electrical, plumbing, environmental control, remediation and abatement systems, sewer, storm, waste water systems, irrigation, parking facilities, fire protection, security and surveillance systems, telecommunications, computer wiring, cable installations, roof, foundation, load-bearing walls and floor are in good repair and operating condition, normal wear and tear excepted, and are substantially fit for the purposes for which they are being utilized, with all required maintenance having been regularly performed and free from structural defects. The Companies are in exclusive possession of each parcel of Real Property and of all easements, licenses or rights required by applicable Law for the use and occupancy as are necessary and material to the conduct of the Business thereon as currently conducted by the Companies. No security deposit or portion thereof deposited with respect to any Real Property Lease or Underlying Lease has been applied in respect of a breach of or default under such Real Property Lease or Underlying Lease that has not been redeposited in full. All real estate Taxes due and payable for which the Companies are responsible with respect to the Real Property have been paid in full. Except as set forth on Schedule 2.12, the Contemplated Transactions do not require the consent of any other party to any Real Property Lease or Underlying Lease, will not result in a breach or default under any Real Property Lease or Underlying Lease, and will not otherwise cause any Real Property Lease or Underlying Lease to cease to be legal, valid, binding, Enforceable (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws and general principles of equity (regardless of whether such enforceability is considered in a proceeding of law or equity)) or in full force and effect on identical terms following the Closing. The Companies’ possession and quiet enjoyment of the Real Property has not been disturbed and, to the knowledge of Sellers, there are no disputes with respect to any Real Property Lease or Underlying Lease. Except as set forth in Schedule 2.12, none of the Companies owes, and will not in the future owe, any brokerage commissions or finder’s fees with respect to any Real Property, Real Property Lease or Underlying Lease. Except as set forth on Schedule 2.12, no party to any Real Property Lease or Underlying Lease is an Affiliate of, or otherwise has any economic interest in, the Companies.

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2.12.4     All Permits required to be obtained by Companies and necessary in connection with the construction upon, and present use and operation of, the Real Property and the lawful occupancy thereof have been issued by the appropriate Governmental Authorities. The current use of the Real Property is in accordance with the certificates of occupancy relating thereto and the terms of any such Permits. All such Permits will continue in full force and effect immediately after giving effect to the Contemplated Transactions. The Real Property and its current use, occupancy and operation by the Companies and the Facilities located thereon do not (a) constitute a nonconforming use under any applicable building, zoning, subdivision or other land use or similar Legal Requirement or (b) otherwise violate or conflict with any covenant, condition, restriction or other Contractual Obligation, including the requirements of any applicable Encumbrances thereto. Except as set forth on Schedule 2.12, neither any Company nor any Predecessor thereof: (x) is in violation of or has received notice of any violation of any Legal Requirement relating to Real Property, including setback requirements, zoning restrictions and ordinances, building, life, access, safety, environmental, health and fire codes and ordinances affecting the Real Property; (y) has received notice of any eminent domain, condemnation or similar proceeding pending or threatened, or any Governmental Order relating thereto; or (z) has received notice of any Taxes or assessments (other than ordinary real estate Taxes pending and not yet due and payable) against the Real Property or any contingencies existing under which any assessment for real estate Taxes may be retroactively filed against the Real Property. All work done for the Companies or materials furnished to the Companies with respect to the Real Property as of the date hereof will be paid in full and discharged on or before the Closing Date.

2.13         Tangible Personal Property. All the fixtures and other improvements to the Real Property included in the Assets (including any Facilities) and all the tangible personal property other than Inventory included in the Assets (the “Equipment”), in each case including the Acquired Assets, (a) are adequate for their present and intended uses, (b) are in good working order, operating condition and state of repair, reasonable wear and tear excepted, (c) have no material defects (whether patent or latent), (d) have been maintained in all material respects in accordance with the standards of any manufacturer or any Governmental Authority or other governmental or regulatory entity, and (e) are in the possession and control of the Companies.

2.14         Intellectual Property.

2.14.1      Schedule 2.14 lists: (a) all registered Intellectual Property which has been issued to or is otherwise owned by the Companies or that relates to or is otherwise used by the Companies in the Business; (b) all trade names, trade dress, domain names, copyrights and unregistered trademarks and service marks owned or used by the Companies or in connection with the Business; (c) each Contractual Obligation pursuant to which the Companies have granted or have been granted rights to any Intellectual Property or to which the Companies are otherwise bound to any third party; and (d) pending applications for registration which it has made or otherwise owns with respect to any Intellectual Property. Sellers have made available to Buyer, Parent and/or their Representatives true, accurate and complete copies of all such Contractual Obligations, as amended or otherwise modified and in effect, together with true, accurate and complete copies of all other written documentation evidencing ownership and prosecution (if applicable) of each such item. All such Contractual Obligations are in full force and effect. There does not exist any claim, allegation, or basis for any claim or allegation, that any Intellectual Property owned or otherwise used by the Companies are invalid or unenforceable or that the Companies’ rights with respect thereto are subject to claims or defenses that would impair or preclude enforcement of such rights, including misuse, laches, acquiescence, statute of limitations, abandonment or fraudulent registration.

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2.14.2     The Companies are the respective sole owners of all rights, title and interest in and to all Intellectual Property with respect to, or have the right to use as specified on Schedule 2.14, all the Company Technology and other Intellectual Property used in their Business, or necessary for the conduct of the Business as currently conducted and as contemplated to be conducted in the future, free and clear of any Encumbrances. The Intellectual Property identified on Schedule 2.14 constitutes in all material respects all Intellectual Property that is used in the Business or necessary for the conduct of the Business as currently conducted. No Owner, nor, except as set forth on Schedule 2.14, any third party has any ownership or other interest in, or uses, any Intellectual Property used in the Business.

2.14.3     None of the Companies nor any Predecessor of the Companies, nor any of the Owners with respect to the Business (a) has, nor has the conduct of the Business, materially interfered with, infringed upon, misappropriated, diluted or otherwise violated or come into conflict with any Intellectual Property rights of third parties or (b) has received any charge, complaint, claim, demand or notice alleging any interference, infringement, misappropriation, dilution or other violation or conflict that has not previously been resolved (including any claim that it must obtain a license or refrain from using any Intellectual Property rights of any third party in connection with the conduct of the Business or the use of the Company Technology or, with respect to any Company Technology or Intellectual Property used in the Business, that it must obtain a license that it does not already possess or refrain from using same). To Sellers’ knowledge, there does not exist any basis for any such claim or allegation. No third party has materially interfered with, infringed upon, misappropriated, diluted or otherwise violated or come into conflict with any of the Intellectual Property. No claim or legal proceeding involving any Intellectual Property by or against the Companies or any Affiliate of the Companies is pending or, to Sellers’ knowledge, has been threatened. Except as otherwise specified on Schedule 2.14, none of the Companies is bound by any Contractual Obligation containing any covenant or other provision relating to Intellectual Property that in any way materially limits or restricts the Companies’ ability to use, exploit, assert or enforce any of its Intellectual Property or conduct their Business as now being conducted.

2.14.4     Schedule 2.14 identifies all the material Company Software. The Company Software described on Schedule 2.14 constitutes all the Software used in or necessary to conduct the Business as currently conducted by the Companies and as contemplated to be conducted in the future.

2.14.5     Except as set forth on Schedule 2.14, with respect to each item of the Company Technology and Intellectual Property used in the Business:

(a)           each of the Companies has the valid and Enforceable (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws and general principles of equity (regardless of whether such enforceability is considered in a proceeding of law or equity)) right to use same, free and clear of any Encumbrance and the consummation of the Contemplated Transactions will not reduce, impede, eliminate or otherwise affect such rights;

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(b)          such item is not subject to any outstanding Governmental Order, and no Action is pending or threatened which challenges the legality, validity, enforceability, use or ownership of such item, nor, to the knowledge of Sellers is there any basis for such a challenge; and

(c)           none of the Companies has agreed to or otherwise has a Contractual Obligation to indemnify any Person for or against any interference, infringement, misappropriation or other conflict with respect to such item.

2.14.6     Schedule 2.14 identifies each item of Technology and Intellectual Property that any Person other than the Companies owns and which is used by the Companies pursuant to any license, sublicense or other Contractual Obligation (the “Licenses”). Except as disclosed on Schedule 2.14, there are no royalties or other amounts payable for the use of any such Technology or Intellectual Property. Sellers have made available to Buyer, Parent and/or their Representatives true, accurate and complete copies of all the Licenses, in each case, as amended or otherwise modified and in effect. Each License is in full force and effect, is valid and Enforceable (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws and general principles of equity (regardless of whether such enforceability is considered in a proceeding of law or equity)) and no party thereto is in breach of any of the terms thereof. With respect to each such item identified on Schedule 2.14: (a) such item is not subject to any outstanding Governmental Order, and no Action is pending or threatened which challenges the legality, validity or enforceability of such item, nor is there any basis for such a challenge and (b) no Company has granted any sublicense or similar right with respect to any License covering such item.

2.14.7     The Companies have taken reasonable and customary measures and precautions necessary to protect and maintain the confidentiality of all Trade Secrets in which the Companies have any right, title or interest and otherwise to maintain and protect all such Trade Secrets. Without limiting the generality of the foregoing except as otherwise set forth on Schedule 2.14:

(a)           all current and former employees, consultants and independent contractors of the Companies who are or were involved in, or who have contributed to, the creation or development of any Trade Secrets or other Company Technology or Intellectual Property owned or used by the Companies have executed and delivered to the applicable Company an agreement (containing no exceptions to or exclusions from the scope of its coverage) requiring them to maintain the confidentiality of such Trade Secrets and any other confidential or proprietary Technology and which assigns to the applicable Company any and all Intellectual Property with respect thereto and have validly waived or otherwise conveyed the benefit of any rights therein to the applicable Company; and

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(b)           except pursuant to a Disclosed Contract, none of the Companies have disclosed or delivered to any Person not an Affiliate of such Company, or permitted the disclosure or delivery to any escrow agent or other Person not an Affiliate of such Company of, any Company Source Code. No event has occurred, and no circumstance or condition exists as a result of acts or omissions on the part of any Company (including the execution of this Agreement and the consummation of the Contemplated Transactions) or as a result of any other event or circumstance, that (with or without notice or lapse of time), will, or could reasonably be expected to, result in the disclosure or delivery to any Person of any Company Source Code.

2.14.8     Except as set forth on Schedule 2.14, no Software included in the Company Technology, in whole or in part, is subject to the provisions of any Public Software (as defined herein) or other source code license agreement that (a) requires the distribution of source code in connection with the distribution of or otherwise making available such Software in object code form; or (b) allows a customer, or requires that a customer have, the right to decompile, disassemble or otherwise reverse engineer such Software. “Public Software” means any software that contains, or is derived in any manner (in whole or in part) from, any software that is distributed as free software (as defined by the Free Software Foundation), open source software (e.g., Linux or software distributed under any license approved by the Open Source Initiative as of the Closing Date as set forth at www.osi.org) or similar licensing or distribution models that require the distribution of source code to licensees free of charge.

2.14.9     The Companies and their respective employees have complied in all material respects at all times with all applicable Laws regarding the collection, processing, disclosure and use of all data consisting of personally identifiable information or any other information that is, or is capable of being, associated with specific individuals.

2.14.10   All the computer systems, including the Software, firmware, hardware, networks, interfaces, platforms and related systems owned or used by the Companies (collectively, the “Company Systems”): (i) are in satisfactory working order and are scalable to meet current and reasonably anticipated capacity, including the ability to process current and anticipated peak volumes in a timely manner; (ii) have commercially reasonable security, back ups, disaster recovery arrangements, source code escrow arrangements and hardware and software support and maintenance to minimize the risk of material error, breakdown, failure or security breach occurring and to ensure if such event does occur it does not cause a material disruption to any portion of the Business; (iii) are configured and maintained to minimize the effects of viruses and do not contain viruses, Trojan horses, back doors or other malicious code; and (iv) have not suffered any material failures, breakdowns, continued substandard performance or other adverse events that have caused or could reasonably be expected to result in the substantial disruption or interruption in or to the use of the Company Systems and/or the conduct of the Business.

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2.15         Legal Compliance; Illegal Payments; Permits.

2.15.1     Compliance. Each of the Companies and each of their respective Predecessors and Affiliates is and has been since inception in compliance with:

(a)           its Organizational Documents and there is no basis which could constitute a failure to comply; and

(b)           all Legal Requirements in all material respects and there is no basis which could constitute a failure to materially comply.

2.15.2     Anti-Corruption. No agent, Affiliate, employee or other Person acting on behalf of the Companies has, directly or indirectly (a) made any contribution, gift, bribe, rebate, payoff, influence payment, kickback or other payment to any Person, private or public, regardless of form, whether in money, property or services (i) to obtain favorable treatment in securing business, (ii) to pay for favorable treatment for business secured, (iii) to obtain special concessions or for special concessions already obtained or (iv) for any other illegal or improper purpose or (b) established or maintained any fund or asset for the benefit of the Companies that has not been recorded in the books and records of the Companies, as applicable.

2.15.3     Permits. The Companies have been duly granted all Permits under all Legal Requirements necessary for the conduct of the Business as presently conducted. Schedule 2.15.3 describes each Permit affecting, or relating to, the Assets, including the Acquired Assets, or the Business (including Permits held by an employee of the Companies), together with the Person holding or issued such Permit and the Governmental Authority or other Person responsible for issuing such Permit (the “Scheduled Permits”). Except as disclosed on Schedule 2.15.3, (i) the Scheduled Permits are valid and in full force and effect; (ii) none of the Companies or their respective employees is in breach or violation in any material respect of, or materially in default under, any Scheduled Permit, and no basis exists which, with notice or lapse of time or both, would constitute any such breach, violation or default; (iii) the Scheduled Permits will continue to be valid and in full force and effect on identical terms following the consummation of the Contemplated Transactions; and (iv) the Companies and their respective employees, to the extent they hold a Scheduled Permit, have properly and validly completed all filings and registrations that are due and are required for the operation of the Business and maintenance of the Scheduled Permits. There is no investigation or Action pending or threatened that would result in the termination, revocation, suspension or restriction of any Scheduled Permit or the imposition of any fine, penalty or other sanctions for violation of any Legal Requirement relating to any Scheduled Permit.

2.15.4     Additional Compliance Representations.

(a)           No petition under the United States federal bankruptcy Laws or any other bankruptcy or insolvency Law (including any state Law) has been filed by or against, nor has any receiver, fiscal agent or similar officer appointed by a court for the business or property of, (i) any Company, (ii) any Owner, (iii) any partnership in which any Company was a general partner at or within two (2) years before the Closing Date or (iv) any corporation or business association of which any executive officer, director, member, manager or shareholder of a Company was an executive officer at or within two (2) years before the Closing Date.

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(b)           Neither any Company nor Molina or Epstein, nor, to the knowledge of Sellers, any of their respective officers, shareholders, members, managers or directors, within the last five (5) years, has been convicted in a criminal proceeding (excluding traffic violations and other minor offenses) or to Sellers’ knowledge is or has been a named subject or target of a pending criminal proceeding or investigation.

(c)           Except as set forth on Schedule 2.15.4, neither any Company nor Molina or Epstein has been the subject of any Governmental Order not subsequently reversed, suspended or vacated, permanently or temporarily enjoining such Company and/or such Owner from, or otherwise limiting the Company’s and/or such Owner’s involvement or right to engage in, any of the following activities:

(i)           acting as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, leverage transaction merchant, any other Person regulated by the Commodity Futures Trading Commission or as an associated Person of any of the foregoing, or as an investment advisor, underwriter, broker or dealer in securities, or as an affiliated Person, director or employee of any investment company, bank, savings and loan association or insurance company, or engaging in or continuing any conduct or practice in connection with such activity; or

(ii)          engaging in any type of business practice; or

(iii)         engaging in any activity in connection with the purchase or sale of any security or commodity, or in connection with any violation of federal or state securities Laws or federal commodities Laws.

(d)           Except as set forth on Schedule 2.15.4, within the ten (10) years prior to the date hereof, neither any Company nor Molina or Epstein, nor any of their respective executive officers, shareholders, members, managers or directors has been found by a Governmental Authority in a civil action or by the Securities and Exchange Commission (“SEC”) to have violated any securities Law, where the judgment in such civil action or finding by the SEC has not been subsequently reversed, suspended or vacated.

(e)           Except as set forth on Schedule 2.15.4, neither any Company nor Molina or Epstein, nor any of their respective executive officers, shareholders, members, managers or directors is the subject of, or a party to, any judicial or administrative order, judgment, decree or finding of a Governmental Authority not subsequently reversed, suspended or vacated relating to an alleged violation of (i) any securities or commodities Law or regulation, (ii) any Law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order or (iii) any Law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity.

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(f)            Neither any Company nor Molina or Epstein has been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any “registered entity” (as defined in Section 1(a)(29) of the Commodity Exchange Act), or any equivalent exchange, association, entity or organization that has disciplinary authority over its shareholders, members, managers or directors or Persons associated with a shareholder, member, manager or director.

(g)           Neither any Company, any Owner nor any of their respective executive officers, shareholders, members, managers or directors has been involved, directly or indirectly, in any of the following matters: (i) making any political contribution that is or would be illegal under any Law; (ii) the disbursement or receipt of funds of a Company outside the normal system of accountability; (iii) payments, whether direct or indirect, to or from foreign or domestic governments, officials, employees or agents for purposes other than the satisfaction of lawful obligations, or any transaction which has as its intended effect the transfer of assets of any Company and/or any Owner for the purpose of effecting such payment; (iv) the improper recording of payments and receipts on the books of any Company; or (v) any other matters of a similar nature involving disbursements of assets of any Company and/or any Owner.

2.15.5     Neither any Company nor Molina or Epstein has received any written notice from any Governmental Authority asserting a failure, or possible failure, to comply with any Legal Requirements, the subject of which notice has not been conclusively resolved as required thereby or otherwise to the satisfaction of the Person sending such notice. Neither any Company nor Molina or Epstein is under investigation with respect to violations of such Legal Requirements.

2.16         Inventories. The Companies maintain sufficient Inventory in the Ordinary Course of Business to conduct their Business consistent with past practices. The Inventory of the Companies reflected on the Most Recent Balance Sheet and in the records and books of account of the Companies since the Most Recent Balance Sheet Date is of a quality and a quantity usable or saleable, as the case may be, in the Ordinary Course of Business. Except as set forth on Schedule 2.16, all Inventory has been valued at the lower of cost or fair market value, and all unmarketable, returned, rejected, damaged, slow moving or obsolete Inventory has been written off or written down to net market value in the Most Recent Balance Sheet consistent with GAAP. The quantities of each item of Inventory (whether raw materials, intermediaries, work-in-process or finished goods) are not excessive and are reasonable in the present circumstances of the Business. The Companies have provided an adequate reserve for shrinkage of Inventory reflected on the Most Recent Balance Sheet.

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2.17         Employee Benefit Plans.

2.17.1      Schedule 2.17.1 contains a true and complete list of all stock purchase, stock option, severance, employment, change-in-control, fringe benefit, collective bargaining, bonus, incentive, deferred compensation, employee loan and all other employee benefit plans, agreements, programs, policies or other arrangements (including any funding mechanism therefor now in effect), whether formal or informal, oral or written, under which (i) any current or former employee, director or consultant of the Companies (collectively the “Company Employees”) has any present or future right to benefits and which are contributed to, sponsored or maintained by the Companies or (ii) the Companies or any of their ERISA Affiliates has any actual or contingent present or future liability or obligation. All such plans, agreements, programs, policies and arrangements shall be collectively referred to as the “Employee Plans.” No Company maintains sponsors or contributes to, and has not maintained, sponsored or contributed to, any employee pension benefit plan (as defined in Section 3(2) of ERISA that is, or is intended to be, a qualified plan described under Section 401(a) of the Code. For purposes of this Section 2.17, the term “ERISA Affiliate” means any entity, including but not limited to any corporation, partnership, limited liability company, sole proprietorship or other legal entity that, together with the Companies, is or at any time was, treated as a single employer under Sections 414(b), (c), (m) or (o) of the Code or Section 4001(b)(1) of ERISA.

2.17.2     With respect to each Employee Plan, the Sellers have made available to Buyer, Parent and/or their Representatives a current, accurate and complete copy (or, to the extent no such copy exists, an accurate description) thereof and, to the extent applicable: (i) any Contractual Obligations relating to any Employee Plan, including all trust agreements, insurance or annuity contracts, investment management agreements, record keeping agreements and other documents or instruments related thereto; (ii) the most recent determination letter, if applicable; (iii) any summary plan description and other written communications (or a description of any oral communications) by any Company to the Company Employees in general concerning the extent of the benefits provided under an Employee Plan; (iv) for the most recent three years (A) the Form 5500 and attached schedules, (B) reviewed financial statements, (C) actuarial valuation reports and (D) any non-discrimination testing results; and (v) all material written correspondence relating to any audit, investigation or correction associated with any Employee Plan.

2.17.3     (i) Each Employee Plan has been established and administered in accordance with its terms, and in material compliance with the applicable provisions of ERISA, the Code (including the rules relating to COBRA Benefits), the Health Insurance Portability and Accountability Act of 1996 and other applicable Laws; (ii) no event has occurred and no condition exists that could reasonably be expected to subject the Companies, either directly or by reason of their affiliation with any ERISA Affiliate, to any, fine or penalty imposed by ERISA, the Code or other applicable Laws; (iii) for each Employee Plan with respect to which a Form 5500 has been filed, no material change has occurred with respect to the matters covered by the most recent Form (other than changes in the financial status of any such Employee Plan, which such changes occurred in the normal course of business) since the date thereof; (iv) no nonexempt “prohibited transaction” (as such term is defined in Section 406 of ERISA and Section 4975 of the Code) or “accumulated funding deficiency” (as such term is defined in Section 302 of ERISA and Section 412 of the Code (whether or not waived)) has occurred with respect to any Employee Plan that could reasonably be expected to result in any fine or penalty being imposed on the Buyer; (v) except with regard to any and all COBRA Benefits or otherwise as may be required pursuant to any applicable Law, none of the Companies has incurred any current or projected Liability in respect of post-employment or post-retirement health, medical or life insurance benefits for current, former or retired employees, officers, directors, managers or independent contractors of the Companies, or any of their beneficiaries or dependents; (vi) no Employee Plan is a “multiple employer welfare arrangement” (within the meaning of Section 3(40)(A) of ERISA), or is funded through a trust intended to be exempt from federal income Tax pursuant to Section 501(c)(9) of the Code; and (vii) no Employee Plan is maintained outside the United States.

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2.17.4      With respect to each Employee Plan, (i) no Actions, suits or claims (other than routine claims for benefits in the Ordinary Course of Business) are pending or threatened; (ii) no facts or circumstances exist that could give rise to any such Actions, suits or claims.

2.17.5      Except as set forth in Schedule 2.17 and except as provided in Section 6.8 of this Agreement, no provision contained in any Employee Plan provides that, as a result of the execution of this Agreement, approval of this Agreement by the Sellers’ shareholders, members, managers and/or directors, or the consummation of the Contemplated Transactions (in each case, whether alone or in connection with any subsequent event(s)), could reasonably be expected to (i) result in Buyer being obligated to pay to any current employee of Companies any severance pay, termination indemnity or any other payment or any increase in severance pay, termination indemnity or any other payment; (ii) accelerate the time of payment by Buyer or vesting or result in any payment or funding (through a grantor trust or otherwise) by Buyer of compensation or benefits under, increase the amount payable by Buyer or result in any other obligation of Buyer pursuant to, any Employee Plan; or (iii) limit or restrict the right of the Companies to merge, amend or terminate any Employee Plan.

2.17.6      There has been no amendment to, written interpretation of or announcement (whether or not written) by the Companies relating to, or any change in employee participation or coverage under, any Employee Plan that would increase the expense of maintaining such Employee Plan above the level of expense incurred in respect thereof for the most recent fiscal year ended prior to the date hereof.

2.17.7      All contributions, reimbursements, premiums and other payments (including all employer contributions and employee salary reduction contributions) required to have been made under or with respect to each Employee Plan as of or prior to the date hereof have been made on or before their due dates in accordance with applicable Law and the terms of such Employee Plan.

2.17.8      With respect to each group health plan benefiting any current or former employee of any Company or any ERISA Affiliate that is subject to Section 4980B of the Code, each Company has complied with all rules relating to COBRA Benefits in all material respects.

2.17.9      Except as set forth on Schedule 2.17.9, no Employee Plan provides benefits to any individual who is not a current or former employee of a Company, or the dependents or other beneficiaries of any such current or former employee.

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2.18         Environmental Matters. Except as set forth on Schedule 2.18:

2.18.1     none of the Companies or any Predecessor has (i) at any time engaged in or permitted any operations or activities upon the Real Property or any portion thereof for the purpose of or in any way involving the manufacture, handling, use, treatment, remediation, removal, generation, Release, discharge, disposal, refining or dumping of any Contaminant (whether legal or illegal, accidental or intentional) or the illegal or improper handling, storage, treatment or use of any Contaminant, nor (ii) caused any Contaminant to be constructed, deposited, Released, stored, handled, treated, disposed, leached or otherwise located on or under the Real Property, or any previously owned, leased or operated real properties, onto or underneath other properties;

2.18.2     no Contaminant has migrated or threatened to migrate from other properties onto or under the Real Property, or any previously owned, leased or operated properties;

2.18.3     neither the Real Property, nor any previously owned, leased or operated property, is listed or proposed for listing on the NPL pursuant to CERCLA, or listed on the CERCLIS list or any similar state list of sites, and there do not exist any conditions at the Real Property or any previously owned, leased or operated property which, if known to a Governmental Authority, would qualify the Real Property or any previously owned, leased or operated property for inclusion on any such list;

2.18.4     all the third Persons with which the Companies or any Predecessor has arranged, engaged or contracted to accept, treat, transport, store, dispose or remove any Contaminant generated or present at the Real Property, or any previously owned, leased or operated property, were properly permitted at the relevant time to perform the foregoing activities or conduct;

2.18.5     none of the Companies or any Predecessor has transported or arranged for the transport of any Contaminant to any facility or site for the purpose of storage, handling, treatment or disposal which (i) is or was, at the time of disposal, subject to a Remedial Action requirement (other than routine, anticipated, closure-related corrective action obligations affecting closed solid waste management units at such facility) issued under any solid or hazardous waste regulatory Law; (ii) at the time of the disposal had received a notice of violation or was otherwise subject to an enforcement action with respect to alleged violations of any Environmental Law; or (iii) is listed or proposed for listing on the NPL pursuant to CERCLA, or listed on the CERCLIS list or any similar state list of sites, and there do not exist any conditions at such facility or site for inclusion on such list;

2.18.6     no Environmental Lien has attached to the Real Property or any previously owned, leased or operated properties;

2.18.7     to Sellers’ knowledge, there is not constructed, placed, deposited, stored, disposed of nor located on the Real Property or any previously owned, leased or operated properties any asbestos in any form which has become or threatens to become dischargeable;

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2.18.8     no underground or surface structures, including storage tanks, landfills, impoundments, waste piles, sumps, gas or oil wells, or associated piping, are or have ever been located on the Real Property or any previously owned, leased or operated properties;

2.18.9     there is not constructed, placed, deposited, released, stored, disposed, leaching nor located on the Real Property or any previously owned, leased or operated properties any polychlorinated biphenyls (“PCBs”) or transformers, capacitors, ballasts or other equipment which contain dielectric fluid containing PCBs, or any other insulating material containing urea formaldehydes;

2.18.10   none of the Companies or any Predecessor is subject to any pending or threatened investigation, judicial or administrative proceeding, notice, order, judgment, decree or settlement alleging or addressing in connection with the Business or the Real Property or any real properties previously owned, leased or operated by the Companies or any Predecessor concerning (i) any violation of any Environmental Law, (ii) any Remedial Action, (iii) any Liabilities arising from the Release or threatened Release of any Contaminant at the Real Property or any previously owned, leased or operated properties or any other location, (iv) any Liabilities for personal injury, threatened personal injury or injury or threatened injury to property or natural resources or (v) any Environmental Liabilities and Costs;

2.18.11   the Companies comply and are not in violation of or liable for any failure to comply, and they and the Predecessors have since inception complied, not violated or become liable for a failure to comply, with all applicable Environmental Laws;

2.18.12   there have been no Releases of any Contaminants at, to or from the Real Property or any previously owned, leased or operated properties;

2.18.13   none of the Companies nor any Predecessor has any contingent Liability in connection with any Release or threatened Release;

2.18.14   the Companies and the Predecessors have reported all violations of Environmental Laws in accordance with applicable Laws;

2.18.15   neither this Agreement nor the consummation of the Contemplated Transactions will result in any obligation for site investigation or cleanup, or notification to or consent of any Governmental Authority or third party, pursuant to any of the so-called “transaction triggered” or “responsible property transfer” Environmental Laws;

2.18.16   the Companies and the Predecessors have corrected all potential violations of Environmental Laws caused by the Companies or any Predecessor; and

2.18.17   the Sellers have made available to Buyer, Parent and/or their Representatives true and complete copies of, and listed on Schedule 2.18 are, all Environmental Reports in the possession or control of any Company and/or Owner or that were prepared for or at the request of any Company and/or Owner.

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2.19         Contracts; Enforceability; Breach; Bids; Work-In-Process.

2.19.1     Contracts. Except as disclosed on Schedule 2.19, none of the Companies are bound by or a party to:

(a)           any Contractual Obligation (or group of related Contractual Obligations) for the purchase or sale of Inventory, raw materials, commodities, supplies, goods, products, equipment or other personal property, or for the furnishing or receipt of services, in each case, the performance of which will extend over a period of more than one (1) year or which provides for either an aggregate or annual payments to or by the Companies in the aggregate in excess of Fifteen Thousand Dollars ($15,000);

(b)           (i) any capital lease or (ii) any other lease or other Contractual Obligation relating to the Equipment providing for annual rental payments in excess of Fifteen Thousand Dollars ($15,000) under which any Equipment is held or used by the Companies;

(c)           any Contractual Obligation providing for annual payments from the Companies in excess of Fifteen Thousand Dollars ($15,000), other than Real Property Leases or leases relating to the Equipment, relating to the lease or license of any Asset, including Technology and Intellectual Property (and including all customer license and maintenance agreements), that is not included on Schedule 2.14;

(d)           any Contractual Obligation relating to the acquisition or disposition of (i) any business (whether by merger, consolidation or other business combination, sale of securities, sale of assets or otherwise) or (ii) any Asset with a value in excess of Twenty-Five Thousand Dollars ($25,000), other than Inventory in the Ordinary Course of Business;

(e)           any Contractual Obligation under which the Companies are, or may become, obligated to pay any amount in respect of indemnification obligations, purchase price adjustment or otherwise in connection with any (i) acquisition or disposition of Assets or securities (other than the sale of Inventory in the Ordinary Course of Business), (ii) merger, consolidation or other business combination or (iii) series or group of related transactions or events of the type specified in clauses (i) and (ii) above;

(f)           any Contractual Obligation concerning or consisting of a partnership, limited liability company or joint venture agreement or any other relationship involving the sharing of profits, losses or costs;

(g)          any Contractual Obligation (or group of related Contractual Obligations) (i) under which the Companies have created, incurred, assumed or guaranteed any Debt or (ii) under which the Companies have permitted any Asset to become subject to an Encumbrance;

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(h)          any Contractual Obligation under which any other Person has guaranteed any Debt of the Companies;

(i)            any Contractual Obligation to purchase goods or services exclusively from a given Person or Persons or purchase a minimum amount of goods or services from a given Person or Persons, or all or a portion of the supply of certain goods or services utilized by the Companies from a given Person or Persons;

(j)            any Contractual Obligation involving any obligation on the part of the Companies or any of their respective Affiliates to refrain from competing with any Person, from soliciting any employees, independent contractors or customers of any Person or from conducting any other lawful commercial activity (including in any geographic region) or any such Contractual Obligation for any Company’s benefit from any other Person(s);

(k)           any Contractual Obligation under which the Companies are, or may become, obligated to incur or pay any severance payment or special Compensation obligations which would become payable by reason of this Agreement or the Contemplated Transactions;

(l)            any Contractual Obligation under which the Companies have, or may have, any Liability to any investment bank, broker, financial advisor, finder or other similar Person (including an obligation to pay any legal, accounting, brokerage, finder’s, or similar fees or expenses in connection with this Agreement or the Contemplated Transactions);

(m)          any profit sharing, equity option, equity purchase, equity appreciation, deferred compensation, severance or other plan or arrangement for the benefit of the Companies’ current or former directors, shareholders, members, managers, officers or employees, consultants or independent contractors;

(n)          any Contractual Obligation (other than an Employee Plan) providing for the employment or consultancy (including on an independent contractor basis) of an individual (or, in the case of a consultant or independent contractor, an entity) on a full-time, part-time, consulting or other basis or otherwise providing Compensation or other benefits to any director, shareholder, executive officer, member, manager, employee or consultant;

(o)          any agency, dealer, distributor, sales representative, marketing, handler, third party service provider or other similar agreement;

(p)          any Contractual Obligation under which the Companies have advanced or loaned an amount to any of their respective Affiliates (other than the Companies) or employees (other than travel allowances in the Ordinary Course of Business);

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(q)          any settlement, conciliation or similar Contractual Obligations imposing an obligation on the Companies or the Business after the Closing Date; or

(r)           any Contractual Obligation not otherwise disclosed on Schedule 2.19 and pursuant to which any Company has an aggregate future liability to any Person in excess of Fifteen Thousand Dollars ($15,000).

Sellers have made available to Buyer, Parent and/or their Representatives true, accurate and complete copies of each written Contractual Obligation (or to the extent no such copy exists, an accurate description) listed on Schedule 2.19, in each case, as amended or otherwise modified and in effect.

2.19.2     Enforceability, etc. Subject to the receipt of the consents set forth on Schedule 2.5, each Contractual Obligation required to be disclosed on Schedule 2.2.6 (Debt), Schedule 2.12 (Real Property Leases), Schedule 2.14 (Intellectual Property), Schedule 2.17.1 (Employee Benefit Plans), Schedule 2.19 (Contracts), Schedule 2.19.5 (Work-In-Process), Schedule 2.21 (Customers and Suppliers), or Schedule 2.26 (Insurance) (each, a “Disclosed Contract”) is Enforceable (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws and general principles of equity (regardless of whether such enforceability is considered in a proceeding of law or equity)) against the parties thereto, and is in full force and effect, and will continue to be so Enforceable (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws and general principles of equity (regardless of whether such enforceability is considered in a proceeding of law or equity)) and in full force and effect on identical terms, and the consummation of the Contemplated Transactions shall not (either alone or upon the occurrence of additional acts or events) result in any payment or payments being due from the Companies (or the Buyer as assignees thereof) following the consummation of the Contemplated Transactions.

2.19.3     Breach, etc. No party to any Disclosed Contract is in material breach or violation of, or material default under, or has repudiated any provision of, any Disclosed Contract (including all warranty obligations or otherwise), nor has any event occurred which, with the passage of time or the giving of notice, or both, would constitute a material breach or violation of, or material default under, any Disclosed Contract (including all warranty obligations or otherwise). No Company has received notice from any other party to any Disclosed Contract nor has any reason to believe that such party intends to terminate such Disclosed Contract or alter in any material way the relationship of the parties under such Disclosed Contract. No party to any Disclosed Contract has given any Company notice of any action to terminate, cancel, rescind or procure a judicial reformation thereof and, to the knowledge of Sellers, there are no circumstances existing which would lead to any of the foregoing.

2.19.4     Bids. Schedule 2.19.4 sets forth a complete and accurate list of each outstanding bid or proposal for business submitted by the Companies.

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2.19.5     Work-In-Process. Except as set forth on Schedule 2.19.5, (i) all work-in-process and Contractual Obligations of the Companies currently underway (“Work-In-Process”) constitute work performed pursuant to fully executed written Contractual Obligations, sales or purchase orders taken in the Ordinary Course of Business or orders and change orders issued within the terms of the relationship pursuant to which such Work-In-Process is being conducted or in the Ordinary Course of Business; (ii) none of the Companies or any customer or other party thereto has been declared to be in material default or is in material breach of the terms of any obligation thereunder, and no valid grounds exist for any setoff of amounts billable to such customers on the completion of orders to which Work-In-Process relates; (iii) all Work-In-Process is of a quality ordinarily produced in accordance with the requirements of the orders to which such Work-In-Process is identified, and will require no rework with respect to services performed prior to Closing except in the Ordinary Course of Business; (iv) all Work-In-Process is being conducted pursuant to fully executed written Contractual Obligations, sales or purchase orders taken in the Ordinary Course of Business or orders and change orders issued within the terms of the relationship pursuant to which such Work-In-Process is being conducted or in the Ordinary Course of Business; and (v) all Work-In-Process could be completed in compliance with the Contractual Obligations to which each such Work-In-Process relates if managed in the Ordinary Course of Business (and in compliance with industry standards) without being performed at or resulting in a loss to the Companies. None of the Companies have any oral agreements for Work-In-Process or Contractual Obligations underway except as set forth on Section 2.19.5.

2.20         Affiliate Transactions. Except for the matters disclosed on Schedule 2.20, (i) no Owner or any Affiliate or Representative of an Owner is, directly or indirectly, or has a direct or indirect interest in, an executive officer, director, member, manager, employee, consultant, competitor, creditor, debtor, customer, distributor, supplier or vendor of, or is a party to any Contractual Obligation with, Companies and (ii) none of the Owners or any Affiliate or Representative of any Owner owns or has any ownership interest in any Asset used in the Business as conducted (other than the Acquired Assets owned by the Sellers being transferred to the Buyer pursuant to this Agreement).

2.21         Customers and Suppliers. Schedule 2.21 sets forth a complete and accurate list of (i) the ten (10) largest customers of each Company (measured by aggregate billings) for the fiscal year ended December 31, 2013 and for the three (3) months ended on the Most Recent Balance Sheet Date, indicating the existing Contractual Obligations with each such customer by product or service provided and (ii) the ten (10) largest suppliers of materials, products or services to each Company (measured by the aggregate amount purchased by such Company) for the fiscal year ended December 31, 2013 and for the three (3) months ended on the Most Recent Balance Sheet Date, indicating the Contractual Obligations with such supplier. The Companies’ relationships with the customers and the suppliers required to be listed on Schedule 2.21 are good commercial working relationships and no such customer or supplier has canceled, terminated or otherwise materially altered (including any reduction in the rate or amount of sales or purchases, change in the prices charged or paid, or change to the supply or credit terms, as the case may be) or notified in writing, or to the knowledge of Sellers orally, any Company or Owner of any intention to do any of the foregoing or otherwise threatened in writing, or to the knowledge of Sellers orally, to cancel, terminate or materially alter (including any reduction in the rate or amount of sales or purchases, in the prices charged or paid, or change to the supply or credit terms, as the case may be) its relationship with the Companies. There is no reason to believe that there could be any materially adverse change in the relationships of the Companies with any of the foregoing customers or suppliers as a result of the Contemplated Transactions. Neither the Companies nor the Owners have any knowledge of any facts or circumstances that have resulted or would result in an adverse change in the relationship that any Company has with any of the foregoing customers or suppliers. No Company or Owner received notice of nor are they involved in any claim, dispute or controversy with any customers or suppliers required to be listed on Schedule 2.21.

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2.22         Customer Warranties. There have been no pending or threatened claims under or pursuant to any warranty, whether express or implied, on the products or services sold prior to the Closing Date by the Companies that are not disclosed or referred to in the Financials and that are not fully reserved against in the Companies’ books and records, as applicable, in accordance with GAAP. All the services rendered by the Companies (whether directly or indirectly through independent contractors) have been performed and all the products sold by the Companies have been sold, in each case in conformity with all express warranties and with all applicable Contractual Obligations, and none of the Companies have any, nor shall it have any, Liability for replacement or repair or for other damages relating to or arising from any such services or products, except for amounts incurred in the Ordinary Course of Business which are immaterial individually and in the aggregate. Except as set forth on Schedule 2.22, none of the Companies’ Contractual Obligations with any customer contains any unusual warranty, indemnity or other provisions that would impose material Liability on the Companies or the Business. To the knowledge of the Sellers, there is no reason to expect a material increase in the amount of warranty claims as a percentage of sales in the future.

2.23         Product Liability. Except as disclosed on Schedule 2.23, there is no claim, nor to the knowledge of the Sellers the basis of any claim, against the Companies for injury to person or property of employees or any third Persons suffered as a result of the manufacture, sale or distribution of any product or the performance of any service by the Companies or any Predecessor. Except as disclosed on Schedule 2.23, there is no pending or, to the knowledge of Sellers, threatened investigation against any of the Companies with respect to any products produced by or services rendered by the Companies or any Predecessor.

2.24         Employees.

2.24.1     All employees, independent contractors and consultants of the Companies are, including employer, job title, work location, Compensation, status as part-time or full-time employee, independent contractor or consultant, and status as exempt or nonexempt from overtime, listed on Schedule 2.24. Except as set forth on Schedule 2.24, to the knowledge of Sellers, no present or past employee of any Company is bound by any non-competition or non-solicitation agreement.

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2.24.2     Except as disclosed on Schedule 2.24, there are no labor troubles (including any work slowdown, lockout, stoppage, picketing or strike) pending or, to the knowledge of Sellers, threatened between the Companies, on the one hand, and their respective employees, on the other hand. Except as disclosed on Schedule 2.24, (i) no employee of the Companies is formally represented by a labor union, council of labor unions, employee association, employee bargaining agency, affiliated bargaining agent or other representative body; (ii) none of the Companies are a party to, or otherwise legally subject to or bound by, any collective bargaining agreement or other Contractual Obligation with a labor union, council of labor unions, employee bargaining agency, affiliated bargaining agent, employee association or other representative body; (iii) none of the Companies are subject to certification, interim certification, voluntary recognition, succession rights or has been declared to be a common or related employer; (iv) to the knowledge of Sellers there are no pending strikes, slowdowns, work stoppages, disputes, lockouts or threats thereof, by or with respect to any employees of the Companies; (v) to the knowledge of Sellers, no petition has been filed or proceedings instituted by any employee or group of employees of Companies with any labor relations board seeking recognition of a bargaining representative; and (vi) to the knowledge of Sellers there is no organizational effort currently being made or threatened by, or on behalf of, any labor union, council of labor unions, employee bargaining agency, affiliated bargaining agent, employee association or other representative body to organize employees of the Companies and, to the knowledge of Sellers, no demand for recognition of employees of the Companies have been made by, or on behalf of, any labor union, council of labor unions, employee bargaining agency, affiliated bargaining agent, employee association or other representative body. None of the Companies are a party to, or otherwise legally bound by, any consent decree with, or citation or other Governmental Order relating to, employees or employment practices. The Companies are and since inception have been in material compliance with applicable Legal Requirements, material Contractual Obligations and policies relating to the employment of labor, including employment, employment practices, terms and conditions of employment, wages, hours and terms and conditions of employment, including plant closing and mass layoff requirements, and the obligations of the Fair Labor Standards Act, the Worker Adjustment and Retraining Notification Act of 1988 (“WARN”), and all other notification and bargaining obligations arising under any collective bargaining agreement, by Legal Requirement or otherwise. Prior to the Closing Date, no Company has effectuated a “plant closing” or “mass layoff,” as those terms are defined in WARN, affecting in whole or in part any site of employment, facility, operating unit or employee of the Companies that would result in any Liability being imposed on Buyer pursuant to the provisions of WARN or any equivalent Legal Requirement, or implemented any early retirement, separation or window program within the past five (5) years, nor have the Companies planned or announced any such action or program for the future.

2.24.3     Except as set forth on Schedule 2.24.3, none of the Companies is delinquent in any material payments to any of its employees or consultants for any wages, salaries, overtime pay, commissions, bonuses, vacation pay, sick pay, severance and termination pay, benefits or other Compensation for any services or otherwise arising under any policy, practice, Contractual Obligation, plan, program or Legal Requirement. To the knowledge of Sellers the Companies’ policies or practices are not currently being audited or investigated by any Governmental Authority. There is no pending or, to the knowledge of Sellers, threatened Action, unfair labor practice charge, grievance or other charge or inquiry against the Companies brought by or filed with any Governmental Authority by or on behalf of any employee, prospective employee, former employee, retiree, labor organization or other representative of the Companies’ employees, or other individual or any Governmental Authority with respect to employment practices.

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2.24.4     The Companies are and have been since inception in compliance in all material respects with all applicable Legal Requirements relating to the employment of labor, including applicable Laws respecting employment and employment practices, terms and conditions of employment, wages and hours, payroll documents, equal opportunity, immigration compliance, occupational health and safety, termination or discharge, plant closing and mass layoff requirements, affirmative action, workers’ compensation, disability, unemployment compensation, whistleblower laws, collective bargaining, the payment of all applicable Taxes including the full payment of all required social security contributions and other required withholdings, and none of the Companies is in violation of any applicable Legal Requirements concerning classification or retention of independent contractors. All employees of the Companies are authorized to work in the United States. A Form I-9 has been properly completed and retained with respect to each employee or former employee of the Companies as required by applicable Law.

2.24.5     Each Company materially complies with and materially satisfies all Occupational Safety and Health Administration standards applicable to such Company, and at all times has materially complied with, any health and safety standards required under any Contractual Obligation with any of the Business’ customers.

2.25         Litigation; Governmental Orders.

2.25.1     Litigation. Except as disclosed on Schedule 2.25, there is no Action to which any Company and/or any Owner (in each case, related to the Business) is a party (in each case, either as plaintiff or defendant) or to which their assets (including the Acquired Assets) are subject pending, resolved within the two (2) year period prior to the date hereof or, is, to the knowledge of the Sellers, threatened, which (i) in any manner challenges or seeks the rescission of, or seeks to prevent, enjoin, alter or delay the consummation of, or otherwise relates to, this Agreement or the Contemplated Transactions or (ii) may result in any change in the current equity ownership of the Companies or the ownership of the Acquired Assets (other than inventory in the Ordinary Course of Business), nor, to the knowledge of the Sellers, is there any basis for any of the foregoing. Except as disclosed on Schedule 2.25, there is no Action that any Company and/or any Owner (in each case, related to the Business, the Acquired Assets or Assumed Liabilities) intends to initiate. Except as disclosed on Schedule 2.25, to the knowledge of the Sellers, there are no facts or circumstances that could result in any Action to which it would be a party (either as plaintiff or defendant) or to which its assets, including the Acquired Assets, would be subject.

2.25.2     Governmental Orders. Except as disclosed on Schedule 2.25, no Governmental Order has been issued that is applicable to, or otherwise affects, the Companies, their Assets or the Business, including the Acquired Assets.

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2.26         Insurance. Schedule 2.26 sets forth a true, correct and complete list of all insurance policies by which the Companies or any Predecessor or any of their assets, employees, officers, managers or directors or the Business have been insured (including fire, theft, casualty, comprehensive, general liability, worker’s compensation, business interruption, environmental, product liability, automobile, vehicle and equipment insurance policies), or otherwise the beneficiary of coverage of, since January 1, 2009 (the “Liability Policies”). The list includes for each Liability Policy the type of policy, form of coverage, policy number, name of insurer, amount of any deductibles and expiration date. The Sellers have delivered to Buyer, Parent and/or their representatives true, accurate and complete copies of all Liability Policies, in each case, as amended or otherwise modified and in effect. Schedule 2.26 describes any self-insurance arrangements affecting the Companies. Since January 1, 2009, the Companies and the Predecessors have maintained in full force and effect with financially sound and reputable insurers insurance with respect to their assets (including the Acquired Assets) and the Business, in such amounts and against such losses and risks as is customarily carried by Persons engaged in the same or similar business and as is required under the terms of any applicable Real Property Leases or other Contractual Obligations. Except as disclosed on Schedule 2.26, no insurer (i) has questioned, denied or disputed (or otherwise reserved its rights with respect to) the coverage of any claim pending under any Liability Policy or (ii) has provided any notice of cancellation or any other written, or to Sellers’ knowledge, oral, indication that any insurer plans to cancel any Liability Policy, or raise the premiums or alter the coverage under any Liability Policy in any material respect. All premiums due and payable under all Liability Policies of the Companies have been paid and none of the Companies is liable for any retroactive premium or similar adjustment. Schedule 2.26 identifies all claims asserted by the Companies or any Predecessor pursuant to any Liability Policy since its inception and describes the nature and status of each claim.

2.27         [INTENTIONALLY OMITTED].

2.28         Powers of Attorney. Except as set forth on Schedule 2.28, no Company has any general or special powers of attorney outstanding (whether as grantor or grantee thereof).

2.29         No Brokers. Neither any Company nor any Owner has Liability of any kind to, or is subject to any claim of, any broker, finder or agent in connection with the Contemplated Transactions.

2.30         Disclosure. To the knowledge of Sellers, no representation or warranty contained in this Article 2 or in the documents, instruments and certificates furnished by or on behalf of the Companies, Owners or their Representatives to Buyer, Parent and/or their Representatives pursuant to this Agreement and none of the other information contained in the Sellers’ and Owners’ Article 2 Schedules contained in the Schedules to APA is false or misleading or contains any untrue statement of fact or omits to state any material fact necessary in order to make the statements and information contained therein not misleading.

2.31         Due Diligence. The investigations and inquiries made by or on behalf of the Buyer and/or Parent and the information, materials and documents supplied to the Buyer, Parent and/or their respective Representatives in connection with their review of the Companies, the Acquired Assets, the Assumed Liabilities and the Business were intended to provide Buyer and the Parent with the comfort necessary for them to enter into this Agreement but shall not (and were not intended to) limit or affect the representations and warranties of the Sellers and the Owners or relieve the Sellers or the Owners from any of their obligations and liabilities in respect thereof as and to the extent provided under this Agreement.

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2.32         Securities Law Matters; Investment Intent.

2.32.1      Sellers and Owners have been furnished with or have had access to such information and materials concerning the Buyer and Parent (including the SEC Filings) as have been requested by Sellers and/or Owners.

2.32.2      Sellers and/or Owners have adequate means of providing for current needs and contingencies, have no need for liquidity in the investment, and are able to bear the economic risk of an investment in the Shares and the Earn-Out Shares offered by the Parent of the size contemplated herein. The Sellers and Owners represent that each is able to bear the economic risk of the investment in the Shares and the Earn-Out Shares and at the present time could afford a complete loss of such investment. The Sellers and the Owners have had a full opportunity to inspect the books and records of the Buyer and the Parent and to make any and all inquiries of Buyer’s and/or the Parent’s officers and directors regarding the Buyer and the Parent and their business as the Sellers and the Owners deemed appropriate.

2.32.3      Sellers and Owners, either alone or with the their respective professional advisers who are unaffiliated with, have no equity interest in and is not compensated by the Buyer or the Parent, directly or indirectly, have sufficient knowledge and experience in financial and business matters that the Sellers and the Owners are capable of evaluating the merits and risks of an investment in the Shares and the Earn-Out Shares offered by the Parent and of making an informed investment decision with respect thereto and has the capacity to protect the Sellers’ and Owners’ own interests in connection with the proposed investment in the Shares and the Earn-Out Shares.

2.32.4      Sellers and the Owners will acquire the Shares and the Earn-Out Shares as principal for their own account for investment only and not with a view toward, or for resale in connection with, the public sale or any distribution thereof.

2.32.5      Sellers and Owners understand and agree that the Shares and the Earn-Out Shares have not been registered under the 1933 Act or any applicable state securities laws, by reason of their issuance in a transaction that does not require registration under the 1933 Act (based in part on the accuracy of the representations and warranties of the Sellers and Owners contained herein), and that such Shares and Earn-Out Shares must be held indefinitely unless a subsequent disposition is registered under the Act or any applicable state securities laws or is exempt from such registration.

2.32.6      The initial certificates evidencing the Shares and the Earn-Out Shares shall bear the following or similar legend:

“THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) THE COMPANY HAS RECEIVED AN OPINION OF COUNSEL, REASONABLY ACCEPTABLE TO THE COMPANY, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SUCH SECURITIES MAY BE SOLD PURSUANT TO RULE 144 UNDER SAID ACT.

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2.32.7      The offer to acquire the Shares and the Earn-Out Shares was directly communicated to Sellers and Owners by Buyer and Parent. At no time was any Seller or any Owner presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising.

2.32.8      Each Seller and Owner is an “accredited investor”, as such term is defined in Regulation D of the 1933 Act.

2.32.9      Sellers and Owners understand that no United States federal or state agency or any other governmental or state agency has passed on or made recommendations or endorsement of the Shares or the Earn-Out Shares or the suitability of the investment in the Shares or the Earn-Out Shares nor have such authorities passed upon or endorsed the merits of the offering of the Shares or the Earn-Out Shares.

2.32.10    Each Seller and Owner acknowledges and agrees that none of Buyer, Parent, their Affiliates or Representatives has made any representations or warranties regarding Buyer, Parent, the assets or operations of Buyer, Parent, their subsidiaries, the Shares or the Earn-Out Shares, the future performance of the Buyer and/or Parent following the Closing, the probability of any Earn-Out Payments or otherwise in connection with the Contemplated Transactions, other than the representations and warranties expressly made in Article 3. Without limiting the generality of the foregoing, each Seller and Owner acknowledges and agrees that no projections, forecasts and predictions, other estimates, data, financial information, documents, reports, statements (oral or written), summaries, abstracts, descriptions, presentations, memoranda or offering materials, are or shall be deemed to be representations or warranties by Buyer or Parent to the Sellers or the Owners under this Agreement, or otherwise, and shall not be deemed a guarantee of any Earn-Out Payments, the future performance of the Business, Buyer or Parent, and that the Sellers and the Owners have not relied thereon in determining to execute this Agreement and proceed with the Contemplated Transactions. Each Seller and Owner further acknowledges and agrees that materials that the Sellers, Owners and their respective Representatives have received from Buyer and Parent and their Representatives, may include projections, forecasts and predictions relating to Buyer’s and Parent’s business or the Business following Closing; that there are uncertainties inherent in attempting to make such projections, forecasts and predictions; that such Seller and Owner is familiar with such uncertainties and is taking full responsibility for making its own evaluations of the adequacy and accuracy of all projections, forecasts, predictions and information so furnished; that such Seller and Owner shall not have any claims against Buyer, Parent, their officers, directors, Affiliates or Representatives with respect thereto; and that such Seller and Owner has not relied thereon. Each Seller and each Owner acknowledges that no Person has been authorized by Buyer or Parent to make any representation or warranty regarding Buyer, Parent, the assets or operations of Buyer, Parent, their subsidiaries, the future performance of the Business, the Shares that may be issued in connection with this Agreement, the probability of any Earn-Out Payments or otherwise in connection with the Contemplated Transactions, and, if made, such representation or warranty may not be relied upon as having been authorized by Buyer, Parent or their Affiliates.

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2.33         Representations Regarding Taxes. For purposes of this Section 2.33, the “Companies” include any Predecessor of the Companies and/or any entity that at any time has been a Subsidiary of a Company):

2.33.1      Except as set forth on Schedule 2.33.1, (a) each Company has duly and timely filed with the appropriate Tax authorities all Tax Returns it was required to file; (b) all such Tax Returns were true, correct and complete and all Taxes of the Companies (whether or not shown on any Tax Return and whether or not any Tax Return was required) have been paid to the extent due and payable; (c) no Company is the beneficiary of any extension of time within which to file any Tax Return, nor has any Company waived the statute of limitation in respect of Taxes or agreed to any extension of time with respect to any Tax assessment or deficiency; (d) each Company has maintained adequate provision for Taxes (excluding amounts deferred to take into account timing differences between book and tax) payable by such Company as of the Closing Date; (e) no claim has ever been made by a Governmental Authority in a jurisdiction where such Company does not currently file Tax Returns that such Company is or may be subject to taxation by that jurisdiction; and (f) there are no Encumbrances on any of the assets of any Company that arose in connection with any failure (or alleged failure) to pay any Tax, except for Encumbrances for Taxes not yet due.

2.33.2      Except as set forth on Schedule 2.33.2, there is no audit, examination, claim, assessment, levy, deficiency, administrative or judicial proceeding, lawsuit or refund action pending or threatened (either in writing or verbally, formally or informally) with respect to any Taxes for which any Company is or might otherwise be liable and no Governmental Authority has given notice (either in writing or verbally, formally or informally) of the commencement of any audit, examination or deficiency action with respect to any such Taxes, and no issue has been raised in any audit, examination or deficiency action by any Governmental Authority that could reasonably be expected to result in the proposal or assertion of a Tax deficiency for another year not so examined.

2.33.3      Except as set forth on Schedule 2.33.3, no Tax Return of any of the Companies has been audited, or is currently the subject of audit. The Sellers have made available to Buyer, Parent and/or their representatives correct and complete copies of all of the Companies’ federal, foreign, state and local Tax Returns, examination reports, and statements of deficiencies assessed against, or agreed to by the Companies since their formation. No Company has waived any statute of limitations in respect of Taxes or agreed to any extension of time with respect to any Tax assessment or deficiency. All private letter rulings and closing agreements issued by any taxing authority to the Companies (and any corresponding ruling or determination of any state, local or foreign taxing authority) have been disclosed on Schedule 2.33.3, and there are no pending requests for any such rulings (or corresponding determinations).

2.33.4      Except as set forth on Schedule 2.33.4, no Company is a party to any joint venture, partnership or other arrangement or contract that could be treated as a partnership for Federal income tax purposes. No Company has entered into any sale leaseback or leveraged lease transaction that fails to satisfy the requirements of Revenue Procedure 2001-28 (or similar provisions of foreign Law) or any safe harbor lease transaction. No Company has acquired nor does it own any assets that directly or indirectly secure any debt the interest on which is tax exempt under Section 103 of the Code.

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2.33.5      No Company is a party to any Tax allocation or sharing agreement. No Company has liability for the Taxes of any Person under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign law), whether as a transferee or successor, as a withholding agent or collection agent, by contract or otherwise.

2.33.6      International Vapor is, and has been at all times since its formation, an S corporation as defined in Sections 1361(a)(1) of the Code for federal and state income tax purposes and will retain such status up to and including the Closing Date, and each of Beach Wellness, LLC , South Beach Smoke, Inc., and Vapor Zone, Inc., is, and has been at all times since its formation, either an S corporation as defined in Sections 1361(a)(1) of the Code or a “qualified subchapter S subsidiary” as defined in Sections 1361(b)(3) of the Code for federal and state income tax purposes and will retain such status up to and including the Closing Date. The Sellers have made available to the Buyer, Parent and/or their representatives a copy of International Vapor’s election to be treated as an S-corporation, which was timely filed with the Internal Revenue Service and any other Governmental Authority, and the current qualified subchapter S subsidiary election for each of Beach Wellness, LLC, South Beach Smoke, Inc., and Vapor Zone, Inc. has not been superseded by any subsequent filing. The Sellers have made available to the Buyer, Parent and/or their representatives a copy of all elections of Beach Wellness, LLC, South Beach Smoke, Inc., and Vapor Zone, Inc., to be treated as an S-corporation or a qualified subchapter S subsidiary, which were timely filed with the Internal Revenue Service and any other Governmental Authority, and have indicated whether each such election has been superseded by any subsequent filing. The Internal Revenue Service has not sent any correspondence to the Sellers or the Owners questioning the status of any of the Companies as an S corporation or a qualified subchapter S subsidiary. None of the Companies will be liable for any Tax under Section 1374 of the Code. None of the Companies has, in the ten years prior to the Closing Date, acquired assets from another corporation in which the Company’s tax basis for the acquired assets was determined, in whole or in part, by reference to the tax basis of the acquired assets (or any other property) in the hands of the transferor.

2.33.7      Buyer will not be required to include any item of income in, or exclude any item of deduction from, taxable income for any taxable period (or portion of any taxable period) after the Closing Date as a result of any (i) closing agreement as described in Section 7121 of the Code (or any corresponding or similar provision of state, local or non-U.S. Tax law); (ii) installment sale or open transaction disposition occurring on or prior to the Closing Date; (iii) cash basis method of accounting or percentage of completion method of accounting; (iv) an election under Section 108(i) of the Code (or any corresponding or similar provision of state, local or non-U.S. Tax Law); (v) prepaid amount or deferred revenue received on or prior to the Closing Date, (vi) intercompany transaction or excess loss account described in Treasury Regulations under Section 1502 of the Code (or any corresponding or similar provision of Tax law) or (vii) any adjustment under Section 481(a) of the Code (or any corresponding or similar provision of state, local or non-U.S. Tax Law) by reason of a change in accounting method or otherwise for any taxable period (or portion thereof).

2.33.8      No Company has distributed the stock of any corporation in a transaction satisfying the requirements of Section 355 of the Code within the last five (5) years, and the stock of any Company has not been distributed in a transaction satisfying the requirements of Section 355 of the Code within the last five (5) years.

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2.33.9      No taxing authority is asserting or threatening to assert a claim against any Company under or as a result of Section 482 of the Code or any similar provision of any foreign, state or local Tax law.

2.33.10    Each Company has withheld and paid to the appropriate Governmental Authority all Taxes required to have been withheld and paid in connection with amounts allocable, paid or owing to any employee, independent contractor, creditor, member, partner, shareholder or other third party with respect to such Company. No Company has had a non-accountable expense reimbursement arrangement within the meaning of Treasury Regulation Section 1.62-2(c).

2.33.11    Each Company has collected all sales, use, value added and similar Taxes required to be collected, and has remitted, or will remit within the time and in the manner prescribed by Law, such amounts to the appropriate Governmental Authority and has furnished properly completed exemption certificates for all exempt transactions.

2.33.12    No Company is a foreign person within the meaning of Section 1445 of the Code.

2.33.13    No Company has entered into any transaction identified as a “reportable transaction” for purposes of Treasury Regulations Sections 1.6011-4(b) (or any corresponding or similar provision of state, local or non-U.S. Tax Law). If any Company has entered into any transaction such that, if the treatment claimed by it were to be disallowed, the transaction would constitute a substantial understatement of federal income tax within the meaning of Section 6662 of the Code, then it has either (i) substantial authority for the tax treatment of such transaction or (ii) disclosed on its Tax Return the relevant facts affecting the tax treatment of such transaction.

2.33.14    No Company is a stockholder of a “controlled foreign corporation” as defined in Section 957 of the Code (or any similar provision of state, local or foreign Law) and is not a stockholder in a “passive foreign investment company” within the meaning of Section 1297 of the Code.

2.33.15    No Company has or has ever had a permanent establishment in any foreign country as defined in any applicable Tax treaty or convention between the United States and such foreign country, and does not and has not engaged in a trade or business in any foreign country.

2.33.16    There is no contract, agreement, plan or arrangement covering any employee or former employee or independent contractor or former independent contractor of any Company that, individually or collectively, could give rise to the payment by a Company of any amount that would not be deductible by reason of Section 162(a)(1) or Section 280G of the Code (or any corresponding or similar provision of state, local or non-U.S. Tax law).

2.33.17    The unpaid Taxes of each Company (A) do not exceed the reserve for Tax liability (rather than any reserve for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the face of the Most Recent Balance Sheet and (B) do not exceed that reserve as adjusted for the passage of time through the Closing Date in accordance with the past custom and practice of the Company in filing its Tax Returns.

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2.34         Sellers’ Solvency.     None of the Sellers or Owners is entering into the Contemplated Transactions with the actual intent to hinder, delay or defraud either present or future creditors, nor would the consummation of the Contemplated Transactions reasonably be expected to give rise to a claim of “fraudulent conveyance” or similar creditors’ claims. As of the Closing Date, (i) the aggregate value of each Seller’s assets will exceed its total Liabilities at a fair valuation and at fair saleable value; (ii) each Seller will pay or make adequate provision for the satisfaction in full of any Retained Liabilities of such Seller under this Agreement; and (iv) none of the Sellers will have an unreasonably small amount of capital.

3.             REPRESENTATIONS AND WARRANTIES OF BUYER AND PARENT.

In order to induce the Sellers and the Owners to enter into and perform this Agreement and to consummate the Contemplated Transactions, each of the Buyer and Parent hereby represents and warrants to the Sellers and the Owners that the following statements contained in this Article 3 are true, correct and complete as of the date of this Agreement and will be true, correct and complete as of the Closing Date (as though made then and as though the Closing Date were substituted for the date of this Agreement throughout this Article 3, except where another date or period of time is specifically stated herein for a representation or warranty):

3.1           Organization. The Buyer and the Parent are each duly organized, validly existing and in good standing under the laws of their respective jurisdictions of incorporation and have the corporate power and authority to own their properties and to carry on their businesses as they are now being conducted.

3.2           Power and Authorization. The execution, delivery and performance by the Buyer and the Parent of this Agreement and the consummation of the Contemplated Transactions by the Buyer and the Parent are within the power and authority of Buyer and the Parent and have been duly authorized by all necessary action on the part of the Buyer and the Parent, and no other corporate or other action on the part of the Buyer and the Parent or any other Person is necessary to authorize the execution and delivery of this Agreement by the Buyer and the Parent or the consummation by the Buyer and the Parent of the Contemplated Transactions other than the approvals specified in Section 5.2.4 which will be obtained on or prior to Closing. This Agreement (i) has been duly executed and delivered by the Buyer and the Parent and (ii) is a legal, valid and binding obligation of the Buyer and the Parent, Enforceable against the Buyer and the Parent in accordance with its terms.

3.3           Authorization of Governmental Authorities. Except in connection with obtaining the approvals specified in Section 5.2.4 and issuing the Shares and the Earn-Out Shares and registering them for resale under applicable federal and state securities Laws, no Action by (including any authorization, consent or approval), or in respect of, or filing with, any Governmental Authority is required for, or in connection with, the valid and lawful (i) authorization, execution, delivery and performance by the Buyer and the Parent of this Agreement or (ii) consummation of the Contemplated Transactions by the Buyer and the Parent.

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3.4           Noncontravention. Neither the execution, delivery and performance by the Buyer and the Parent of this Agreement nor the consummation of the Contemplated Transactions by the Buyer and the Parent will:

(a)           violate any provision of any Legal Requirement applicable to the Buyer and the Parent;

(b)           result in a breach or violation of, or default under, or give rise to a right for any third party to terminate or any prepayment penalty under, any Contractual Obligation of the Buyer and the Parent; or

(c)           result in a breach or violation of, or default under, any of the Buyer’s or the Parent’s Organizational Documents.

3.5           No Brokers. Neither the Buyer nor the Parent has any Liability of any kind to any broker, finder or agent with respect to the Contemplated Transactions.

3.6           Shares.   The Shares and Earn-Out Shares when issued and delivered in accordance with the terms, conditions and for the consideration set forth in this Agreement, will be validly issued, fully paid and nonassessable and free of Encumbrances other than restrictions on transfer under the Company Agreements and applicable federal and state securities Laws. Assuming the accuracy of the representations and warranties in Article 2, the Shares and Earn-Out Shares will be issued in compliance with all applicable federal and state securities Laws.

3.7           Financial Statements. The financial statements of Parent included in the SEC Filings comply as to form in all material respects with applicable accounting requirements and the published rules and regulations of the SEC with respect thereto, have been prepared in accordance with GAAP consistently applied during the periods presented (except, in the case of the unaudited statements, as permitted by Form 10-Q of the SEC) and fairly present (subject, in the case of the unaudited statements, to normal audit adjustments) the financial position of Parent and its consolidated subsidiaries as of the date thereof and the results of their operations and their cash flows for the periods then ended.

3.8           SEC Filings.  Parent has made available to the Sellers and Owners through the EDGAR system all reports filed by Parent under Sections 13, 14 or 15(d) of the Exchange Act with the SEC on or after January 1, 2014 (collectively, the “SEC Filings”). As of their respective dates (but taking into account any amendments filed through the Closing Date), the SEC Filings complied, or, with respect to SEC Filings filed or furnished after the date of this Agreement and through the Closing Date, will comply, in all material respects with all of the rules and regulations promulgated by the SEC and did not, or, with respect to SEC Filings filed or furnished after the date of this Agreement and through the Closing Date, will not, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading.

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3.9           Representations Regarding Taxes. For purposes of this Section 3.9, the “Parent” includes any Predecessor of the Parent and/or any entity that at any time has been a Subsidiary of the Parent, including the Buyer):

3.9.1        Except as set forth on Schedule 3.9.1, (a) Parent has duly and timely filed with the appropriate Tax authorities all Tax Returns it was required to file; (b) all such Tax Returns were true, correct and complete and all Taxes of the Parent (whether or not shown on any Tax Return and whether or not any Tax Return was required) have been paid to the extent due and payable; (c) Parent is not the beneficiary of any extension of time within which to file any Tax Return, nor has Parent waived the statute of limitation in respect of Taxes or agreed to any extension of time with respect to any Tax assessment or deficiency; (d) Parent has maintained adequate provision for Taxes (excluding amounts deferred to take into account timing differences between book and tax) payable by Parent as of the Closing Date; (e) no claim has ever been made by a Governmental Authority in a jurisdiction where such Parent does not currently file Tax Returns that Parent is or may be subject to taxation by that jurisdiction; and (f) there are no Encumbrances on any of the assets of the Parent that arose in connection with any failure (or alleged failure) to pay any Tax, except for Encumbrances for Taxes not yet due.

3.9.2        Except as set forth on Schedule 3.9.2, there is no audit, examination, claim, assessment, levy, deficiency, administrative or judicial proceeding, lawsuit or refund action pending or threatened (either in writing or verbally, formally or informally) with respect to any Taxes for which Parent is or might otherwise be liable and no Governmental Authority has given notice (either in writing or verbally, formally or informally) of the commencement of any audit, examination or deficiency action with respect to any such Taxes, and no issue has been raised in any audit, examination or deficiency action by any Governmental Authority that could reasonably be expected to result in the proposal or assertion of a Tax deficiency for another year not so examined.

3.9.3        Except as set forth on Schedule 3.9.3, no Tax Return has been audited, or is currently the subject of audit. All private letter rulings and closing agreements issued by any taxing authority to Parent (and any corresponding ruling or determination of any state, local or foreign taxing authority) have been disclosed on Schedule 3.9.3, and there are no pending requests for any such rulings (or corresponding determinations).

3.9.4        Except as set forth on Schedule 3.9.4, Parent is not a party to any joint venture, partnership or other arrangement or contract that could be treated as a partnership for Federal income tax purposes. Parent has not entered into any sale leaseback or leveraged lease transaction that fails to satisfy the requirements of Revenue Procedure 2001-28 (or similar provisions of foreign Law) or any safe harbor lease transaction. Parent has not acquired nor does it own any assets that directly or indirectly secure any debt the interest on which is tax exempt under Section 103 of the Code.

3.9.5         Except as set forth on Schedule 3.9.5, Parent is not a party to any Tax allocation or sharing agreement. Parent has no liability for the Taxes of any Person, other than its Affiliates, under Treasury Regulation Section 1.1502-6 (or any similar provision of state, local or foreign law), whether as a transferee or successor, as a withholding agent or collection agent, by contract or otherwise.

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3.9.6        Parent has not distributed the stock of any corporation in a transaction satisfying the requirements of Section 355 of the Code within the last five (5) years, and the stock of Parent has not been distributed in a transaction satisfying the requirements of Section 355 of the Code within the last five (5) years.

3.9.7        No taxing authority is asserting or threatening to assert a claim against any Parent under or as a result of Section 482 of the Code or any similar provision of any foreign, state or local Tax law.

3.9.8        Parent has withheld and paid to the appropriate Governmental Authority all Taxes required to have been withheld and paid in connection with amounts allocable, paid or owing to any employee, independent contractor, creditor, member, partner, shareholder or other third party with respect to Parent. Parent has not had a non-accountable expense reimbursement arrangement within the meaning of Treasury Regulation Section 1.62-2(c).

3.9.9        Parent has collected all sales, use, value added and similar Taxes required to be collected, and has remitted, or will remit within the time and in the manner prescribed by Law, such amounts to the appropriate Governmental Authority and has furnished properly completed exemption certificates for all exempt transactions.

3.9.10      Parent has not entered into any transaction identified as a “reportable transaction” for purposes of Treasury Regulations Sections 1.6011-4(b) (or any corresponding or similar provision of state, local or non-U.S. Tax Law). If Parent has entered into any transaction such that, if the treatment claimed by it were to be disallowed, the transaction would constitute a substantial understatement of federal income tax within the meaning of Section 6662 of the Code, then it has either (i) substantial authority for the tax treatment of such transaction or (ii) disclosed on its Tax Return the relevant facts affecting the tax treatment of such transaction.

3.9.11      Parent is not a stockholder of a “controlled foreign corporation” as defined in Section 957 of the Code (or any similar provision of state, local or foreign Law) and is not a stockholder in a “passive foreign investment company” within the meaning of Section 1297 of the Code.

3.9.12      Parent does not have nor has it ever had a permanent establishment in any foreign country as defined in any applicable Tax treaty or convention between the United States and such foreign country, and does not and has not engaged in a trade or business in any foreign country.

3.9.13      There is no contract, agreement, plan or arrangement covering any employee or former employee or independent contractor or former independent contractor of Parent that, individually or collectively, could give rise to the payment by Parent of any amount that would not be deductible by reason of Section 162(a)(1) or Section 280G of the Code (or any corresponding or similar provision of state, local or non-U.S. Tax law).

3.9.14      The unpaid Taxes of Parent (A) do not exceed the reserve for Tax liability (rather than any reserve for deferred Taxes established to reflect timing differences between book and Tax income) set forth on the face of the balance sheet of the Parent as of March 31, 2014 and (B) do not exceed that reserve as adjusted for the passage of time through the Closing Date in accordance with the past custom and practice of the Parent in filing its Tax Returns.

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3.10         Capitalization

3.10.1      The Parent owns of record and beneficially all of the outstanding Equity Securities of Buyer. Schedule 3.10.1 sets forth the capitalization of each of Parent and Buyer, listing the type and amount of authorized and issued Equity Securities for each entity as of the date of this Agreement.

3.10.2      Except as set forth on Schedule 3.10.2 or disclosed in the SEC Filings, there are no outstanding options, warrants, instruments, rights (including conversion or preemptive rights and rights of first refusal), proxy or member agreements, or other agreements or instruments of any kind, including convertible debt instruments, for the purchase or acquisition from Parent or Buyer of any of the Equity Securities of Parent or Buyer. Except as set forth on Schedule 3.10.2 or disclosed in the SEC Filings, neither Buyer nor Parent is party or subject to any agreement that affects or relates to the voting or giving of written consents with respect to any Equity Security of Parent or Buyer.

3.10.3      Except for the Equity Securities listed in Schedule 3.10.3 or disclosed in the SEC Filings, there are no bonds, debentures, notes, other Debt or Equity Securities of Parent or Buyer with voting rights on any matters on which the holders of Equity Securities of Parent or Buyer may vote.

3.10.4      Except as set forth on Schedule 3.10.4 or disclosed in the SEC Filings, Parent has not granted or agreed to grant any registration rights, including piggyback rights, or any right of first offer to any Person.

3.10.5      Encumbrances, etc. Except as set forth on Schedule 2.2.5 or disclosed in the SEC Filings, there is no outstanding Contractual Obligation to which Parent or Buyer is a party or by which it is bound obligating Parent or Buyer, as applicable, to issue, deliver or sell, or cause to be issued, delivered or sold, Equity Securities of Parent or Buyer. Except as set forth on Schedule 2.2.5 or disclosed in the SEC Filings, there are no outstanding obligations of Parent (contingent or otherwise) to repurchase, redeem or otherwise acquire any Equity Securities of Parent.

3.10.6      Debt; Guarantees. Neither Parent nor Buyer has any Debt, except as set forth on Schedule 2.2.6 or disclosed in the SEC Filings. For each item of Debt, Schedule 2.2.6 or the SEC Filings correctly sets forth the debtor, the principal amount of the Debt, the creditor, the maturity date and the collateral, if any, securing the Debt. Neither Parent nor Buyer has any Liability in respect of a Guarantee of any Liability of any other Person.

3.11         Litigation.  Except as set forth on Schedule 2.2.6 or disclosed in the SEC Filings, there are no actions, suits, claims, investigations or other legal proceedings pending or, to the knowledge or Parent or Buyer, threatened against or by Parent or Buyer, that that challenge or seek to prevent, enjoin or otherwise delay the transactions contemplated by this Agreement or that, if resolved against Parent or Buyer, could reasonably be expected to materially and negatively impact Parent.

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3.12         Material Adverse Effect. Since the date of the latest balance sheet included in the SEC Filings, no event or circumstance has occurred which has had, will have or is reasonably likely to have a Buyer/Parent Material Adverse Effect.

4.             PRE-CLOSING COVENANTS AND AGREEMENTS.

4.1           Conduct of the Business. The Sellers shall conduct their business and cause to be conducted the business of Vapor Zone Franchising in the Ordinary Course of Business consistent with past practice and shall use commercially reasonable efforts to keep available the services of the Companies’ present employees and salespersons and best efforts to preserve the goodwill, reputation and present relationships of the Companies with suppliers, customers, licensors and others having business relations with the Companies. Without limiting the generality of the foregoing, except as set forth on Schedule 4.1 or as otherwise consented to in writing by Buyer, from the date hereof through the Closing, the Companies, and Owners shall cause the Companies to (and the Owners with respect to Section 4.1.11 shall):

 4.1.1       maintain their books and records in accordance with good business practice;

 4.1.2       pay expenses and payables, continue to make and commit to make capital expenditures, bill customers, collect receivables, purchase inventory and replace inoperable, worn out or obsolete assets with assets of comparable quality, in each case in the Ordinary Course of Business;

 4.1.3       comply in all material respects with all Laws applicable to the Companies and to the conduct of their respective business and perform in all material respects all their respective obligations without any material default;

 4.1.4       not (i) increase the base compensation of, or enter into any new bonus or incentive agreement or arrangement with, any of their employees, (ii) pay or agree to pay any additional pension, retirement allowance or other employee benefit under any Employee Plan to any such employee, whether past or present, (iii) enter into any new employment, severance, consulting, or other compensation agreement with any of its existing employees, (iv) amend or enter into a new Employee Plan (except as required by law) or amend or enter into a new collective bargaining agreement, (v) make or agree to make any bonus or profit sharing payments to any employee or (vi) implement any employee layoffs that could implicate the WARN Act;

4.1.5        maintain the Real Property, including all of the Facilities thereon, in materially the same condition as of the date of this Agreement, ordinary wear and tear excepted, and shall not demolish or remove any of the existing Facilities, or erect new improvements on the Real Property or any portion thereof; no Company will cause or permit any of the Real Property Leases to be amended, modified, extended, renewed or terminated, nor shall any Company enter into any new lease, sublease, license or other agreement for the use or occupancy of any real property;

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 4.1.6       not undertake any action or fail to take any action that could be reasonably expected to result in the loss, lapse or abandonment of any material right to material Intellectual Property;

 4.1.7       not settle or compromise any litigation (whether or not commenced prior to the date of this Agreement);

 4.1.8       not (i) enter into any agreement or transaction that if entered into prior to the date hereof would be required to be set forth on Schedule 2.8 attached hereto, including, without limitation, any transaction involving any merger, consolidation, joint venture, partial or complete liquidation or dissolution, reorganization, recapitalization, restructuring, or a purchase, sale, lease, license, assignment, transfer or other acquisition or disposition of any assets or capital stock, or (ii) amend or modify, renew or terminate any agreement set forth on Schedule 2.19 attached hereto;

 4.1.9       not undertake any action or fail to take any action that if taken or failed to be taken prior to the date hereof would be required, or could have reasonably resulted in an event that would be required, to be set forth on Schedule 2.8 attached hereto;

 4.1.10     maintain the Acquired Assets in a commercially reasonable manner and in the Ordinary Course of Business;

 4.1.11     comply with the provisions of the Confidentiality Agreement; and

 4.1.12     not agree, or commit to agree, to take any action not permitted to be taken pursuant to this Section 4.1.

4.2           Further Assurances. Subject to the terms and conditions of this Agreement, each party hereto shall use its reasonable best efforts to take all actions and do all things necessary, proper or advisable in order to consummate and make effective the Contemplated Transactions (including satisfaction, but not waiver, of the conditions set forth in Article 5).

4.3           Notices and Consents. The Sellers will give any required notices to third parties as a result of the entering into this Agreement or the consummation of the Transactions contemplated hereunder, and will use their commercially reasonable efforts to obtain all consents prior to Closing.

4.4           Access. Between the date hereof and the Closing Date, or the earlier termination of this Agreement, each of Sellers and the Owners will permit representatives of the Buyer and/or Parent (including legal counsel and accountants) to have reasonable access during normal business hours to all assets, premises, properties, personnel, books, records (including Tax records), contracts, documents and employees of Companies or pertaining to the Business, upon reasonable advance notice to International Vapor, under the supervision of Companies’ personnel and in such a manner as not to interfere with the conduct of the Business. Notwithstanding anything to the contrary in this Agreement, no Seller shall be required to disclose any information to Buyer and/or Parent if such disclosure would, in such Seller’s discretion (to be exercised reasonably, without delay or condition): (x) cause significant competitive harm to any Company or its businesses, including the Business, if the transactions contemplated by this Agreement are not consummated; (y) jeopardize any attorney-client or other privilege; or (z) contravene any applicable Law, fiduciary duty or Contractual Obligation listed on Schedule 2.19. Prior to the Closing, without the prior written consent of International Vapor, which may not be unreasonably withheld, delayed or conditioned, neither Buyer nor Parent shall not contact any suppliers to, or customers of, the Business. Notwithstanding the immediately preceding sentence, Buyer and/or Parent shall have the right at any time to contact any of the Companies’ customers to the extent International Vapor requests an Inventory Loan to fulfill a purchase order with respect to such customer. In all events, Buyer and Parent shall, and shall cause their representatives to, abide by the terms of the Confidentiality Agreement with respect to any access or information provided pursuant to this Section 4.4.

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4.5           Notification of Certain Matters. Between the date hereof and the Closing Date, or the earlier termination of this Agreement, each party hereto will give prompt notice in writing to the other parties hereto, of: (a) the occurrence, or failure to occur, of any event, which occurrence or failure would be likely to cause any of its representations or warranties contained in this Agreement to be untrue or inaccurate in any material respect from the date hereof to the Closing Date, (b) the failure by it to comply with or satisfy in any material respect any covenant, condition or agreement required to be complied with or satisfied by it under this Agreement, (c) any change, event or circumstance that has had, has or would reasonably be expected to have a Buyer/Parent Material Adverse Effect on the Buyer and/or Parent and/or a Seller/Owner Material Adverse Effect on the Sellers and/or Owners or, in each case, materially and adversely affect such Person’s respective ability to consummate the Contemplated Transactions in a timely manner or (d) any actions, suits, claims, investigations, audits or proceedings commenced or threatened against the notifying party or otherwise affecting the notifying party, which relate to adversely affecting the consummation of the Contemplated Transactions. No disclosure by any party pursuant to this Section 4.5, however, shall be deemed to amend or supplement the disclosure schedules attached to this Agreement or to prevent or cure any misrepresentation, breach of warranty, or breach of covenant, or to limit or otherwise affect the remedies of any other party.

4.6           Exclusivity. Each of the Sellers and Owners agrees that until such time as this Agreement has terminated in accordance with Article 9, none of Sellers or the Owners shall, or shall permit its respective shareholders, officers, directors, advisors, agents or Affiliates to: (a) encourage, initiate, solicit, entertain, negotiate, accept or discuss, directly or indirectly, any proposal or offer (an “Acquisition Proposal”) by a third party (other than Buyer or any other person Buyer designates) regarding (i) the sale of all or any material assets of any Company (other than the sale of inventory in the Ordinary Course of Business consistent with past practice) or (ii) any sale of capital stock, merger, consolidation, public offering, recapitalization or other similar transaction involving a Company (the actions referred to in clauses (i) and (ii), each a “Third Party Acquisition”), or (b) provide any non-public financial or other confidential or proprietary information regarding any Company and/or Buyer (including this Agreement and any other materials containing Buyer’s or its Affiliates’ proposal and any other financial information, projections or proposals regarding the Business) to any Person (other than to Buyer, Parent and/or their representatives and agents and any other person Buyer designates), or take any other action to facilitate any inquiries or the making of any proposal that constitutes, or would reasonably be expected to result in, a Third Party Acquisition. Each of the Sellers and Owners agree to immediately notify Buyer and Parent if it or any of its representatives receives after the date hereof any indications of interest, requests for information or offers in respect of an Acquisition Proposal, and will communicate to Buyer and Parent in reasonable detail the terms of any such indication, request or proposal (including the identity of such third party), and will provide Buyer and Parent with copies of all written communications relating to any such indication, request or proposal.

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4.7           Financial Statements. In addition to the Audited Financials, the Sellers shall prepare consolidated financial statements for the interim quarterly periods beginning January 1, 2014 through the Closing Date (including such other financial information) with the assistance of Kaufman, Rossin & Company as are required by Parent to comply with its reporting obligations under the federal securities Laws (collectively, the “Interim Financial Statements” and together with the Audited Financials, the “Sellers Financial Statements”). The cost of preparing the Interim Financial Statements shall be borne 50% by the Sellers and Owners, on the one hand, and 50% by Buyer on the hand, provided that under no circumstances shall Buyer pay more than $5,000 of the cost of such Interim Financial Statements.

4.8           Buyer Loans

4.8.1          If International Vapor presents Parent with a valid purchase order from any customer of the Companies duly executed by such customer, Parent shall, if it chooses in its sole discretion to, provide International Vapor with purchase order financing (any such loan, an “Inventory Loan”) in an amount necessary to acquire the inventory needed to fulfill such purchase order (which purchase order shall not be amended in any respect without Parent’s prior written consent, which may be unreasonably withheld) and International Vapor shall cause delivery of such inventory pursuant to the terms of the purchase order and cause the customer therefor to pay Parent directly at the time stated on such purchase order an amount equal to the Inventory Loan, and International Vapor shall pay interest on such Inventory Loan until paid in full as specified below. Each Inventory Loan shall bear interest at a rate of 8% per annum. International Vapor’s obligation to repay each such Inventory Loan shall be secured by a security interest in the associated inventory and customer account receivable(s). Should the Closing occur, each then outstanding Inventory Loan shall be included in the Assumed Liabilities and each then Inventory Loan’s unused proceeds, if any, and associated account receivable and/or the inventory shall be included in the Acquired Assets. In the event this Agreement is terminated for any reason, all then outstanding Inventory Loans shall be due and payable six (6) months after the termination of this Agreement; however, notwithstanding anything to the contrary contained in this Agreement, Buyer and Parent shall at all times have the right to offset any Breakup Fee then owed to International Vapor against any outstanding amounts owed to Parent and/or Buyer under the Inventory Loans.

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4.8.2          If International Vapor presents Parent with a valid invoice for expenses incurred for (i) new E-Cig Products comprising Inventory, (ii) attendance at trade shows or (iii) capital expenditures for the Retail Operations and Parent approves such invoice in whole or in part, which approval shall not be unreasonably withheld, delayed or conditioned, Parent shall pay such approved portion of such invoice and such payment shall be deemed to be a loan from Parent to International Vapor (each, a “Capex Loan”). Capex Loans may not exceed $300,000 in the aggregate. Each Capex Loan shall bear interest at a rate of 8% per annum. International Vapor’s obligation to repay each such Capex Loan shall be secured by the assets acquired by International Vapor using such funds, and each of Molina, Epstein and Herrera shall personally guarantee such loan. Should the Closing occur, each then outstanding Capex Loan, any inventory, property plant or equipment or other assets acquired using such loan funds shall be included in the Acquired Assets, and the Capex Loans shall be included in the Assumed Liabilities. In the event this Agreement is terminated for any reason, all then outstanding Capex Loans shall be due and payable without any right of offset of any nature six (6) months after the termination of this Agreement; however, notwithstanding anything to the contrary contained in this Agreement, Buyer and Parent shall at all times have the right to offset any Breakup Fee then owed to International Vapor against any outstanding amounts owed to Parent and/or Buyer under the Capex Loans. Each Capex Loan will be documented with a promissory note and a personal guarantee reflecting the provisions of this paragraph and other customary terms reasonably satisfactory to Parent. For purposes of clarity, Parent shall not have any obligation to make any Capex Loan.

4.8.3          Notwithstanding anything to the contrary in this Agreement, in the event that the Closing does not occur International Vapor shall bear the burden of and pay all reasonable fees, costs, taxes and other out of pocket expenses incurred by Parent and/or International Vapor in connection with the documentation and/or making of each Inventory Loan and/or Capex Loan.

4.9           Optima Trademark.    Parent and Buyer acknowledge that the Optima trademark is currently held by an Affiliate of International Vapor that is not a Seller. Parent and Buyer, on the one hand, and Sellers and Owners, on the other hand, agree that International Vapor will cause such trademark to be transferred to the appropriate Seller prior to Closing.

5.             CLOSING CONDITIONS.

5.1           Conditions Precedent to the Obligations of Buyer. The obligations of Buyer and Parent under this Agreement to consummate the Contemplated Transactions will be subject to the satisfaction, at or prior to the Closing, of all of the following conditions, any one or more of which may be waived in writing by Buyer and Parent:

5.1.1        Accuracy of Representations and Warranties; Performance of Covenants. The representations and warranties of the Sellers and the Owners contained in this Agreement shall be true and correct in all respects as of the Closing with the same force and effect as though made on and as of the Closing (other than those representations and warranties that address matters only as of a particular date or only with respect to a specific period of time, which need only be accurate as of such date or with respect to such period), except where the failure of such representations and warranties to be true and correct would not have a Seller/Owner Material Adverse Effect. The Sellers and Owners shall have performed and complied with, in all material respects, all covenants and agreements required by this Agreement to be performed or complied with by any of them on or prior to the Closing.

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5.1.2        No Seller/Owner Material Adverse Effect. No fact, event or circumstance shall have occurred which has had or could reasonably be expected to have a Seller/Owner Material Adverse Effect.

5.1.3        No Legal Prohibition. No Law, judgment, injunction or order shall be enacted, promulgated, entered or enforced by any court or Governmental Authority which would prohibit consummation by such party of the Contemplated Transactions.

5.1.4        Consents and Approvals. The Sellers shall have received all third party consents listed on Schedule 5.1.4.

5.1.5       UCC 3’s; Payoff Letters. Buyer shall have received fully executed payoff letters or UCC-3 termination statements and other terminations, pay offs and/or releases, or, at Buyer’s option, assignments, necessary to terminate, release or assign, as the case may be, all Liens on the properties of the Sellers (including the Acquired Assets) and evidence of the complete satisfaction in full of all outstanding Debt of Sellers, the Acquired Assets and/or the Business.

5.1.6        Deliverables. Sellers and Owners shall have delivered or caused to be delivered the items required by Section 1.5.2(a).

5.2           Conditions Precedent to the Obligations of Sellers and Owners. The obligations of Sellers and Owners under this Agreement to consummate the Contemplated Transactions will be subject to the satisfaction, at or prior to the Closing, of all the following conditions, any one or more of which may be waived in writing by Sellers and/or Owners:

5.2.1       Accuracy of Representations and Warranties; Performance of Covenants. The representations and warranties of the Parent and Buyer contained in this Agreement shall be true and correct in all respects as of the Closing with the same force and effect as though made on and as of the Closing (other than those representations and warranties set forth in Section 3.10 (Capitalization) that address the matters set forth therein as of the date of this Agreement and those other representations and warranties that address matters only as of a particular date or only with respect to a specific period of time, which need only be accurate as of such date or with respect to such period), except where the failure of such representations and warranties to be true and correct would not have a Buyer/Parent Material Adverse Effect. Buyer and Parent shall have performed and complied with, in all material respects, all covenants and agreements required by this Agreement to be performed or complied with by Buyer and Parent on or prior to the Closing.

5.2.2        No Buyer/Parent Material Adverse Effect. No fact, event or circumstance shall have occurred which has had or could reasonably be expected to have a Buyer/Parent Material Adverse Effect.

5.2.3        No Legal Prohibition. No Law, judgment, injunction or order shall be enacted, promulgated, entered or enforced by any court or Governmental Authority which would prohibit consummation by such party of the Contemplated Transactions.

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5.2.4        Approval. Sellers shall receive from Buyer the receipt of any required approval by (i) shareholders of the Parent under (x) the applicable rules of the primary exchange on which the Parent’s shares of common stock are listed or quoted for issuance (the “Primary Exchange”) or (y) any applicable provision of that certain Purchase Agreement dated as of October 22, 2013 by and among the Parent and the investors named therein of all or any portion of the shares of the Parent’s common stock comprising the Purchase Price and (ii) the Primary Exchange for listing thereon of the shares of the Parent’s common stock comprising the Purchase Price.

5.2.5        Deliverables. Buyer shall have delivered or caused to be delivered the items required by Section 1.5.2(b).

5.3           Frustration of Closing Conditions. No party hereto may rely on the failure of any condition set for in Section 5.1 or Section 5.2, as the case may be, to be satisfied if such failure was caused by such party’s failure to comply with its obligations to consummate the Contemplated Transactions as required by and subject to Section 4.2.

6.             POST-CLOSING COVENANTS.

6.1           Confidentiality.

6.1.1        The Sellers and Owners acknowledge that the success of the Business, the Buyer and the Parent after the Closing Date depends upon the continued preservation of the confidentiality of certain information possessed by the Sellers and the Owners, that the preservation of the confidentiality of such information by the Sellers and the Owners is an essential premise of the bargain between the parties hereto, and that the Buyer and the Parent would be unwilling to enter into this Agreement in the absence of this Section 6.1.1. Accordingly, each of the Sellers and the Owners, severally and not jointly, hereby agrees with the Buyer and the Parent that he, she or it and his, her or its Affiliates will not, and that he, she or it will use reasonable best efforts to cause his, her or its Affiliates and Representatives to not, at any time on or after the Closing Date, directly or indirectly, without the prior written consent of the Parent, disclose or use any confidential or proprietary information involving or relating to the Business, the Acquired Assets, the Assumed Liabilities or the Buyer, including (i) customer and supplier information, including lists of names and addresses of customers and suppliers of the Business; (ii) business plans and strategies, compensation plans, compensation information, sales plans and strategies, pricing and other terms applicable to transactions between existing and prospective customers, suppliers or business associates; (iii) market research and databases, sources of leads and methods of obtaining new business, and methods of purchasing, marketing, selling, performing and pricing products and services employed by the Business; (iv) information concerning the configuration and architecture, technical data, networks, methods, practices, standards and capacities of the Business’ information systems, Company Software and Company Technology; (v) information identified as confidential and/or proprietary in internal documents; and (vi) all information that would be a Trade Secret under any applicable Law; provided, however, that the information subject to the foregoing provisions of this sentence (collectively, “Confidential Information”) will not include any information generally available to, or known by, the public (other than as a result of disclosure in violation hereof); and provided, further, that the provisions of this Section 6.1.1 will not prohibit any retention of copies of records or disclosure (a) required by any applicable Legal Requirement so long as reasonable prior notice is given to Buyer of such disclosure and a reasonable opportunity is afforded to Buyer to contest the same or (b) made in connection with the enforcement of any right or remedy relating to, or the performance of any obligation arising under, this Agreement or the Contemplated Transactions. Each Seller and Owner agrees that he, she or it will be responsible for any breach or violation of the provisions of this Section 6.1.1 by any of his, her or its Affiliates.

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6.1.2        Notwithstanding the foregoing, each of the Sellers and the Owners and each of their respective Representatives and Affiliates may disclose to any and all Persons, without limitation of any kind, the Tax treatment and Tax structure of the Contemplated Transactions and all materials of any kind (including opinions or other Tax analyses) that are provided to the Sellers and/or the Owners relating to such Tax treatment and Tax structure.

6.2           Restrictive Covenants.

6.2.1        Noncompetition. Each of Molina, Epstein and Herrera (each, a “Restricted Person”), severally and not jointly, on his own behalf and on behalf of each of his Affiliates, covenants that from the Closing Date through the five (5) year anniversary of the Closing Date, neither he nor his Affiliates will for his own account, jointly with another, or for or on behalf of any Person, directly or indirectly, anywhere in the world (the “Territory”):

(a)         engage in the Business or own, manage or control, or become engaged or serve as a shareholder (other than a passive owner of less than 5% of the outstanding securities of a publicly traded entity), bondholder or creditor (other than a passive owner of less than 5% of the outstanding debt obligations of a publicly traded entity), officer, director, partner, member, manager, employee, agent, consultant, advisor or Representative of any Person, business or enterprise that competes directly or indirectly with the Buyer and/or Parent in the Business (a “Competitive Business”); and for purposes of clarity, the Restricted Persons may directly or indirectly own and/or operate Nutricigs solely as Nutricigs conducts its business as of the date of this Agreement, which the parties agree is limited to selling fortified e-cigarettes and e-liquids; however, notwithstanding the immediately preceding sentence, if at any time Buyer, Parent and/or any of their respective Affiliates enters into a business line that is competitive with Nutricigs, then each Restricted Person shall divest himself of any direct and/or indirect ownership and/or financial interest in Nutricigs within 90 days of his receipt of written notice from Parent and/or Buyer;

(b)        recruit, induce, solicit or employ, or in any manner attempt to recruit, induce, solicit or employ, any Person that is at such time an employee, independent contractor or consultant of Buyer or the Parent;

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(c)         solicit any Person that is at such time (i) a customer or supplier of the Companies (prior to Closing), Buyer, Parent or the Business or (ii) a Person from whom the Companies (prior to Closing), the Buyer, Parent or the Business solicited business or with whom the Companies (prior to Closing), the Buyer or Parent discussed a potential business relationship, in each case, for the purpose of offering or providing services or products which are competitive with services or products provided by the Companies (prior to Closing), the Buyer, Parent or the Business;

(d)        cause or seek to cause to be terminated or materially adversely affected, or otherwise materially interfere with, any Contractual Obligation of any kind to which the Companies (prior to Closing), the Buyer, or Parent is a party or from which any of them benefits;

(e)           seek to materially interfere with or adversely affect the ongoing relationships between the Buyer, Parent and the Business, on the one hand, and their suppliers, customers and professional and business contacts, on the other hand; or

(f)           make any material negative, derogatory or disparaging statements or communications regarding the Buyer, Parent, the Business, and/or their respective Affiliates or employees, other than truthful statements required by subpoena or court order or as related to discovery or testimony in a legal proceeding involving a dispute between the Sellers and/or Owners and the Buyer and/or Parent.

The determination as to whether a person has breached its obligations under this Section 6.2 shall be made by a court of competent jurisdiction applying the Laws of the State of Delaware (without giving effect to any choice or conflict of law provision or rule that would cause the application of the Laws of any other jurisdiction) in accordance with, and subject to the terms of, this Agreement. Further, and notwithstanding the forgoing, the term in which Molina, Epstein and Herrera is restricted pursuant to this Section 6.2.1 shall be tolled one day for every day in which such person has been determined, pursuant to the immediately preceding sentence, to have been in breach of this Section 6.2.1.

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6.2.2        Acknowledgement. Each Restricted Person acknowledges that Sellers conduct, are capable of conducting and that the Buyer and the Parent plan to conduct the Business throughout the Territory; that he provides services, directly or indirectly, to the Business throughout the Territory; and that he is intimately familiar with the Business’ Trade Secrets, Confidential Information and employee, customer and supplier relationships. Accordingly, each Restricted Person agrees that the Territory, time limitation and scope of restrictions set forth in this Section 6.2 are reasonable and necessary to protect the legitimate business interests of Buyer and the Parent and to protect the benefit of Buyer’s bargain and the goodwill acquired by the Buyer and the Parent. Each Restricted Person agrees that any reduction to the Territory, time limitation or scope of restrictions set forth herein would seriously undermine the efficacy of this Section 6.2 and the protections that it is intended to provide. Each Restricted Person acknowledges and agrees that the covenants contained in this Section 6.2 (and that such covenants will be governed and enforced in accordance with the provisions of Sections 10.13 and 10.14), are essential elements of this Agreement and that but for these covenants (and each Restricted Person’s agreement that such covenants will be governed and enforced in accordance with the provisions of Sections 10.13 and 10.14) Buyer would not have agreed to purchase the Acquired Assets. Each Restricted Person further expressly agrees and acknowledges that: (a) the confidentiality, non-solicitation and non-competition covenants contained in this Agreement (i) are reasonable and necessary for the protection of the Buyer, the Parent, and the Business with respect to the covenants’ respective stated purposes, time, scope and geographic area, and are supported by adequate consideration, (ii) are necessary for the protection of Buyer’s and Parent’s legitimate business interests, including the Trade Secrets, goodwill and relationships with customers and suppliers purchased by Buyer pursuant to this Agreement and (iii) are not unduly restrictive of any rights of the Restricted Person; (b) each Restricted Person has sufficient employment or business alternatives and sufficient assets, taking into account the Purchase Price and other consideration received and to be received, directly or indirectly, by such Restricted Person, such that such Restricted Person does not have to compete with the Buyer, the Parent, the Business in violation of the provisions of this this Section 6.2 or impermissibly use the Buyer’s or the Parent’s confidential, proprietary or Trade Secret information described in this Agreement in order to earn a living; and (c) in entering into and negotiating this Agreement, there has been no disparity in bargaining power between the parties and each Restricted Person has been represented (or has had an opportunity to be represented) by counsel and fully understands the terms hereof. The existence of any claim or cause of action against Buyer or their Affiliates by any Restricted Person or any of his Affiliates, whether predicated on Buyer’s breach of this Agreement or otherwise, shall not constitute a defense to the enforcement by Buyer of the covenants contained in this Section 6.2. Each Restricted Person acknowledges and agrees that a portion of the Purchase Price may be allocated as consideration for the covenants set forth in this Section 6.2. Notwithstanding the foregoing, each Restricted Person acknowledges that Buyer and Parent would not have entered into the Contemplated Transactions without the covenants set forth in this Section 6.2; and if any covenant set forth in this Section 6.2 is breached by any Restricted Person, the Restricted Persons acknowledge and agree that such allocation shall not be deemed to be a measure of the damages that would result from such a breach, and each Restricted Person agrees that at no time shall he argue or in any way assert in any Action that such consideration is a measure of the damages resulting from such breach.

6.2.3        Injunction. The Restricted Persons agree that a violation of the terms, provisions, obligations, duties and conditions described in Section 6.2 will cause irreparable damage to Buyer, Parent and Business for which money damages or other legal remedies would not be an adequate remedy. Accordingly, notwithstanding anything to the contrary set forth in Section 10.17, each Restricted Person acknowledges and hereby agrees that in the event of any breach (or breach that is reasonably determined by the Buyer to be threatened) by any Restricted Person of any of his covenants or obligations set forth in this Section 6.2, Buyer and/or Parent shall be entitled, in any court in the United States or otherwise having jurisdiction, to an injunction or injunctions, without the posting of any bond, proving of any damages or proving there is no adequate remedy at law, to prevent or restrain breaches or threatened breaches of this Section 6.2, and to specifically enforce the terms and provisions of this Section 6.2 to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants and obligations of this Section 6.2. Each Restricted Person hereby agrees to not challenge the enforceability of the restrictive covenants contained in this Section 6.2 or raise any objections to the availability of the equitable remedy of specific performance to prevent or restrain breaches or threatened breaches of this Section 6.2, and to specifically enforce the terms and provisions of this Section 6.2 to prevent breaches or threatened breaches of, or to enforce compliance with, the covenants and obligations of each Restricted Person under this Section 6.2. The Restricted Persons further agree that (i) by seeking the remedies provided for in this Section 6.2.3, Buyer shall not in any respect waive its right to seek any other form of relief that may be available under this Agreement (including monetary damages) and (ii) nothing set forth in this Section 6.2.3 shall require Buyer to institute any Action for (or limit Buyer’s rights to institute any Action for) specific performance under this Section 6.2.3 prior or as a condition to exercising any other rights, nor shall the commencement of any Action pursuant to this Section 6.2.3 or anything set forth in this Section 6.2.3 restrict or limit Buyer’s rights to pursue any other remedies under this Agreement or otherwise that may be available to Buyer thereafter. The parties acknowledge and agree that, in the event Buyer institutes an Action to enforce the restrictive covenants set forth in this Section 6.2 in a forum other than a forum identified in Section 10.14, Buyer may elect to pursue all other remedies (including damages) available to it based on the same set of facts and circumstances in the forum chosen for the injunctive relief Action or it may elect to pursue their damages and other non-injunction remedies in a forum set forth in Section 10.14 and in no event shall Buyer’s election be deemed a waiver of its rights or remedies or allow any Restricted Person to institute an action in any forum except as specified in Section 10.14.

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6.2.4        Severability.If any covenant or restriction contained in this Section 6.2, or any part hereof, is hereafter construed or found to be invalid or unenforceable in part or in whole, this shall not affect the remainder of the covenants or restrictions, which shall be given full effect, without regard to the invalid or unenforceable portions, and any court having jurisdiction shall enforce such invalid or unenforceable covenant or restriction to the maximum extent possible under applicable Law, including the maximum permissible time, scope and geographic area for such covenant or restriction.

6.3           Cooperation Regarding Financial Statements.  The Sellers and the Owners shall use commercially reasonable efforts to assist and cooperate with the efforts of the Buyer, Parent and their accountants and auditors to prepare and audit (as necessary) any financial statements or information (and provide all required auditor consents) that the Parent will be required to prepare, file or furnish pursuant to any applicable securities Laws or exchange requirements, including the 1933 Act, the Exchange Act, the rules and regulations of the SEC promulgated thereunder, and any rules or regulations of any primary exchange in which the shares of the Parent are traded or under any other applicable Laws.

6.4           Litigation Support.    If and for so long as Buyers or the Parent are actively contesting or defending against any Action not initiated by the Sellers or the Owners in connection with any fact, situation, circumstance, status, condition, activity, practice, plan, occurrence, event, incident, action, failure to act or transaction involving the Parent, the Buyer, the Business and/or the Acquired Assets or Assumed Liabilities, the Sellers and the Owners will cooperate in the contest or defense and provide such testimony as may be reasonably necessary in connection with the contest or defense at the cost and expense of Buyer (unless and to the extent Buyer is entitled to indemnification therefor hereunder, in which event such costs and expenses shall be borne by the Sellers and the Owners pursuant and subject to the provisions of Section 7).

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6.5           Authorization; Mail. The Sellers and Owners authorize and empower the Buyer, the Parent and their Affiliates and Representatives from and after the Closing Date (i) to receive and open mail addressed to the Sellers and the Owners (but only to the extent specifically related to the Business) and (ii) to deal with the contents thereof in any manner any such Person sees fit, provided such mail and the contents thereof relate to the Acquired Assets, the Assumed Liabilities or otherwise to the Business following the Closing. The Sellers and Owners agree to deliver to the Buyer or the Parent, as applicable, promptly upon receipt and identification any mail, checks or other documents received by them pertaining to the Acquired Assets, the Assumed Liabilities or otherwise relating to the Business following the Closing.

6.6           Powers of Attorney. As of the Closing, with respect to the powers of attorney required to be set forth on Schedule 2.28, the Sellers shall cause such powers of attorney to be terminated.

6.7           Use of Name. The Sellers and the Owners, severally and not jointly, hereby acknowledge and agree that, upon the consummation of the Contemplated Transactions, the Buyer shall have the sole right to use the names “International Vapor”, “South Beach Smoke”, “Beach Wellness”, “Vapor Zone”, and “Vapor Zone Franchising” or any service marks, trademarks, trade names, identifying symbols, logos, emblems, signs or insignia related thereto or containing or comprising the foregoing, including any name or mark confusingly similar thereto. Following the Closing, no Seller or any Owner or any of their Affiliates will use the names “International Vapor”, “South Beach Smoke”, “Beach Wellness”, “Vapor Zone”, or “Vapor Zone Franchising” or any confusingly similar names and each Seller shall at Closing terminate such names or assumed names by making all necessary filings with the appropriate Governmental Authorities. In addition, no Seller or Owner will ever use or allow the use of, directly or indirectly, the names “International Vapor”, “South Beach Smoke”, “Beach Wellness”, “Vapor Zone”, and “Vapor Zone Franchising” in connection with any Competitive Business.

6.8           Employee Matters.

Notwithstanding any other provision of this Agreement to the contrary:

                6.8.1        The Buyer shall, on the Closing Date, make written offers of employment on an “at will” basis to the active employees of the Sellers set forth on Schedule 6.8.1. Effective as of the Closing Date, the Sellers will terminate the employment of each such employee and shall cooperate with, and use commercially reasonable efforts to assist, the Buyer with its (or any of its Affiliates) hiring of such employees. The employees of one or more of the Sellers (or any of their Affiliates) that become employees of the Buyer (or any of its Affiliates) on or after the Closing Date are hereinafter referred to as the “Transferred Employees.” To the extent permitted under Parent’s Plans, the Transferred Employees shall be given credit by the Buyer for all service with the Sellers or any of their Affiliates (and credit for service credited by any of the Sellers or any of their Affiliates), to the same extent as such service was credited for such purpose by any of the Sellers or any of their Affiliates, under all employee benefit plans (as such term is defined under Section 3(3) of ERISA) and all other employee-related programs, plans and policies maintained, sponsored or contributed to by the Buyer or, if applicable, any of its Affiliates (the “Parent’s Plans”) for purposes of eligibility and vesting (including accrued paid time off with respect to the period from January 1, 2014 through the Closing Date), but in all cases excluding any 401(k) plans and severance policies. To the extent permissible under the Parent’s Plans and applicable laws and except as otherwise set forth in this Agreement, the Buyer shall use commercially reasonable efforts to cause the Parent’s Plans to (i) waive all limitations as to preexisting conditions and waiting periods with respect to participation and coverage requirements that otherwise may be applicable to the Transferred Employees under any of the Parent’s Plans which are welfare benefit plans (as such term is defined under Section 3(1) of ERISA), and (ii) provide each Transferred Employee with credit for any co-payments, deductibles or other “out-of-pocket” expenses paid pursuant to any Employee Plan during the plan year of such Employee Plan during which the Closing Date occurs.

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                6.8.2        On and after the Closing Date, the Buyer shall be responsible for and shall assume any and all liability for all (i) notices (including WARN Act notices), payments and benefits due to any and all Transferred Employees terminated by the Buyer (or by any of its Affiliates) on or after the Closing Date as a result of the termination by the Buyer or any of its Affiliates of any Transferred Employee’s employment on or after the Closing Date, and (ii) notices, payments, fines or assessments due to any government authority, pursuant to any applicable foreign, federal, state or local law, common law, statute, rule or regulation with respect to the employment, discharge or layoff of any such Transferred Employees by the Buyer or any of its Affiliates on or after the Closing Date.

                6.8.3        The Buyer shall maintain for a period of at least one year after the Closing Date, without interruption (i) salary for the Transferred Employees listed on Schedule 6.8.1 in amounts and rates no less favorable to each of such Transferred Employees as the salary payable to each of such Transferred Employees by the Sellers immediately prior to the Closing and (ii) such other employee compensation and benefits plans, programs, and fringe benefits for such Transferred Employees in amounts and value that are individually at least as valuable for such Transferred Employees as are the related plans, programs, policies and benefits provided to similarly situated employees of the Buyer.

                6.8.4        On and after the Closing Date, if required by applicable laws, the Buyer (or any plan maintained by the Buyer or any of its Affiliates) will provide COBRA Benefits to all then-current and former employees (and independent contractors) of any of the Sellers or of their Affiliates (and their spouses, dependents and beneficiaries) with respect to whom a “qualifying event” (as such term is defined under Sections 4980B(f)(3) of the Code or 603 of ERISA) or other triggering event described under applicable federal, state or local laws or ordinances occurred or occurs before, on or after the Closing Date.

6.8.5        The Buyer and its Affiliates shall jointly and severally indemnify, defend and hold harmless the Sellers and the Owners and their respective Affiliates and their respective directors, officers, employees, representatives and agents from and against any and all losses, damages, expenses (including court costs and reasonable attorneys’ fees), judgments and other liabilities arising from or relating to the Transferred Employees with respect to events arising after the Closing Date, including, but not limited to (i) the termination by the Buyer or any of its Affiliates of any Transferred Employee after the Closing Date, (ii) the failure of the Buyer or any of its Affiliates to continue the employment of any Transferred Employee, and (iii) any suit or claim (including, without limitations, by any administrative or governmental agency) brought against any party indemnified under this Section 6.8.5 alleging the violation of any applicable employment or labor law by the Buyer or any of its Affiliates on or after the Closing Date.

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6.9           Taxes.

6.9.1        Buyer shall be responsible for and shall pay any Taxes arising or resulting from or in connection with the conduct of the Business or the ownership of the Acquired Assets for all Tax periods ending after the Closing Date to the extent that the liability for such Taxes does not constitute a Retained Liability.

6.9.2        Buyer shall reimburse the Sellers the Taxes for which Buyer is liable pursuant to this Agreement but which are remitted in respect of any Tax Return filed by the Sellers after the Closing Date upon the written request of the Sellers setting forth in detail the computation of the amount owed by Buyer, but in no event earlier than 10 Business Days prior to the due date for paying such Taxes; provided that, prior to filing, the Sellers shall permit Buyer to review and comment upon such Tax Return and shall, prior to filing, make such revisions as reasonably requested by Buyer.

6.9.3        All sales, use, excise, value-added, goods and services, transfer, recording, documentary, registration, conveyancing and similar Taxes that may be imposed on the sale and transfer of the Acquired Assets (together with any and all penalties, interest and additions to Tax with respect thereto), shall be paid by Buyer. The parties hereto shall cooperate in timely making all filings, returns, reports and forms as may be required to comply with the provisions of applicable Law in connection with the payment of any such Taxes described in the immediately preceding sentence.

6.10         Insurance.

6.10.1      The Sellers agree to not, and shall cause their respective Affiliates to not, take any action after the Closing Date to impede or impair Buyer’s rights (if any) to make a claim under any of the insurance policies maintained by the Companies with respect to their properties, assets and businesses to the extent such claim relates to Losses that arise out of any act, omission, occurrence, fact or circumstance existing or occurring prior to Closing. Without limiting the rights of the Buyer elsewhere in this Agreement, if any claims are made or Losses occur prior to the Closing that relate to the Acquired Assets or the Assumed Liabilities, and claims may be made against the insurance policies maintained by the Companies with respect to their properties, assets and businesses, then the Sellers shall, and shall cause their Affiliates to, use commercially reasonable efforts to ensure that Buyer and/or or its respective Affiliates can file notice and otherwise continue to pursue such claims and recover proceeds under the terms of such policies and the Sellers agree to, and shall cause their Affiliates to, otherwise cooperate with Buyer or its Affiliates to make the benefits of any such insurance policies available to Buyer or its Affiliate.

6.11         Rule 144 Affiliates. Based solely on the issuance to, and ownership of the Shares and Earn-Out Shares by, International Vapor and/or the Owners, Parent and Buyer acknowledge and agree that no Seller or Owner shall be treated by either Parent or Buyer as an “affiliate” of the Parent for purposes of Rule 144 under the 1933 Act.

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7.            INDEMNIFICATION.

7.1           Indemnification by International Vapor and Owners.

7.1.1     Subject to the limitations set forth in this Article 7, from and after Closing, International Vapor and the Owners will indemnify and hold harmless the Buyer, Parent and each of their Affiliates and the Representatives and Affiliates of each of the foregoing Persons (each, a “Buyer Indemnified Person”), from, against and in respect of any and all Actions, Liabilities, Governmental Orders, Encumbrances, losses, damages, bonds, dues, assessments, fines, interest, penalties, Taxes, fees, costs (including costs of investigation, defense and enforcement of this Agreement), diminution of value, lost profits, expenses or amounts paid in settlement (in each case, including attorneys’ and experts’ fees and expenses), threatened or actual, and whether or not involving a Third Party Claim (collectively, “Losses”), incurred or suffered by Buyer Indemnified Persons or any of them (including any Losses sustained or incurred after the end of the applicable survival period, provided that a claim is made in writing to Sellers’ Representatives prior to the end of the applicable survival period in accordance with the terms of this Agreement) as a result of, arising out of or directly or indirectly relating to:

(a)           any breach of or inaccuracy in any of Sellers’ and/or the Owners’ representations or warranties made by the Sellers and/or Owners in this Agreement or in any certificate delivered by the Sellers and/or Owners at Closing;

(b)           any breach or violation of any covenant or agreement of any Seller and/or Owner contained in this Agreement or any Company Agreement (other than the Employment Agreements) that is to be performed either prior to, on or after Closing;

(c)           any Retained Liabilities; or

(d)           any Liabilities associated with the (x) pre-Closing operations of Vapor Zone Franchising and/or (y) the pre and post-Closing operations of Nutricigs.

To the extent that International Vapor fails to satisfy an indemnification obligation pursuant to this Section 7.1.1, the Owners (severally, but not jointly, pro rata based on the relation that the sum of (i) the number of Earn-Out Shares received by an Owner plus (ii) the number of Shares that such Owner would have been entitled to receive had International Vapor distributed to the Owners all Shares received by it bears to the sum of (x) the aggregate number of Shares issued in satisfaction of the Fixed Stock Purchase Price plus (y) the aggregate number of Earn-Out Shares received by the Owners, calculated as of the date on which such indemnification obligation is payable) shall be liable for such indemnification obligation. Notwithstanding the formula included in this paragraph, for purposes of clarity, the aggregate pro rata amounts for the Owners determined as a result of such formula equal 100%. Notwithstanding anything to the contrary in this Agreement, Buyer shall be permitted to seek indemnification from International Vapor and the Owners simultaneously.

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7.1.2     International Vapor’s and the Owners’ aggregate indemnification obligations pursuant to (x) Section 7.1.1(a) with respect to breaches of their representations and warranties in this Agreement, the Company Agreements (other than the Employment Agreements) or in any certificate delivered by the Sellers and/or Owners at Closing to the extent such breaches are of the type described in clause (ii) of the definition of Unknown Liabilities and (y) Section 7.1.1(c) with respect to Retained Liabilities that are Unknown Liabilities shall not exceed, as to both items (x) and (y) above, $2,000,000 in the aggregate. The Sellers’ and the Owners’ indemnification obligations following the Closing with respect to Section 7.1.1(a) and Section 7.1.1(b) (but solely with respect to covenants or agreements of any Seller and/or Owner contained in this Agreement or any Company Agreement (other than the Employment Agreements) that are to be performed prior to Closing), in each case, to the extent such indemnification obligations do not arise from Unknown Liabilities, shall not exceed a maximum aggregate cap of $4,000,000, provided, however, that (A) such $4,000,000 cap shall not apply to breaches of the Seller Fundamental Representations or covenants or agreements of any Seller and/or Owner contained in this Agreement or any Company Agreement (other than the Employment Agreements) that are to be performed following Closing, (B) any indemnification claims made with respect to Unknown Liabilities that are counted against the $2,000,000 million cap referred to above shall also be counted against such $4,000,000 cap and shall reduce the same on a dollar for dollar basis, and (C) breaches of the representation and warranty set forth in Section 2.6 (the “Financial Statements Representation”) shall be subject to a cap of $6,000,000, provided further, however, that indemnification claims counted against the $4,000,000 cap referred to above (including claims with respect to representations and warranties other than the Financial Statements Representation and claims in respect of Unknown Liabilities subject to the $2,000,000 cap) shall also be counted against such $6,000,000 million cap and shall reduce the same on a dollar for dollar basis. International Vapor’s and the Owners’ indemnification obligations with respect to breaches of their and the other Sellers’ post-Closing covenants under this Agreement and the other Company Agreements (other than the Employment Agreement) will be uncapped, provided, however, that a breach of such covenants by one Owner that was not directed or consented to by the Sellers or the other Owners, any act of fraud by one Owner that were not directed or consented to by the Sellers or the other Owners or a breach by an Owner with respect to representations or warranties that he/it makes solely about him/itself, shall not be imputed to the Sellers or such other Owners, such that the Buyer shall only have a right to claim indemnification from such breaching Owner (subject, however, to the limitations set forth herein, including the caps with respect to representations and warranties). International Vapor’s and the Owners’ indemnity obligations with respect to breaches of the Seller Fundamental Representations will be limited to a maximum cap of $20,800,000 (provided that all other indemnity claims against International Vapor and the Owners under this Section 7.1 shall also be counted against such maximum cap of $20,800,000), except that such cap, and the other caps referred to above, shall not apply in the event of any Seller’s and/or Owner’s fraud with respect to their representations and warranties in this Agreement and pursuant to Section 7.1.1(d); and

7.1.3     A basket equal to $375,000 shall apply before the Buyer Indemnified Parties can make an indemnification claim against the Sellers and/or the Owners with respect to Section 7.1.1(a) and/or Section 7.1.1(b) but only with respect to breaches of the Sellers’ and/or the Owners’ covenants under this Agreement required to be performed prior to Closing, which basket shall constitute a true deductible with respect to all pre-Closing covenants and all representations and warranties other than the Seller Fundamental Representations, and a first dollar (i.e., “tipping”) basket with respect to the Seller Fundamental Representations. For the avoidance of doubt, there will be no basket with respect to the Retained Liabilities or indemnification claims pursuant to Section 7.1.1(d).

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7.1.4     Notwithstanding anything contained herein to the contrary, for purposes of determining whether there has been a breach and the amount of any Losses that are the subject matter of a claim for indemnification or reimbursement hereunder, each representation and warranty in this Agreement and the schedules and exhibits hereto shall be read without regard and without giving effect to any Materiality Qualifier contained in such representation or warranty which has the effect of making such representation and warranty less likely to be breached (as if such word or words were deleted from such representation or warranty).

7.2           Indemnification by Buyer and Parent.

7.2.1     Subject to the limitations set forth in this Article 7, from and after Closing, the Buyer and Parent will jointly and severally indemnify and hold harmless the Sellers, the Owners and their Affiliates, and the Representatives and Affiliates of each of the foregoing Persons (each, a “Seller Indemnified Person”), from, against and in respect of any and all Losses incurred or suffered by Seller Indemnified Persons or any of them as a result of, arising out of or relating to, directly or indirectly:

(a)           any breach of or inaccuracy in any of Parent’s and/or the Buyer’s representations or warranties made by Parent and/or the Buyer in this Agreement or in any certificate delivered by Parent and/or the Buyer at Closing;

(b)           any breach or violation of any covenant or agreement of Parent and/or the Buyer contained in this Agreement that is to be performed either prior to, on or after Closing;

(c)           all Assumed Liabilities; or

(d)           all Liabilities of Parent or Buyer or any other Person for Taxes or any other liability or obligation for any Taxes related to the Business or Acquired Assets for all Tax periods ending after the Closing Date, and for that portion of any Straddle Period allocable to the portion of such period beginning immediately after the Closing Date.

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7.2.2     The indemnification obligations of Parent and the Buyer pursuant to Section 7.2.1(a) and 7.2.1(b) (but only with respect to covenants or agreements of Parent or Buyer contained in this Agreement required to be performed prior to Closing), in each case, will be subject to a maximum aggregate cap of $4,000,000, provided, however, that such $4,000,000 cap shall not apply to breaches of the Buyer Fundamental Representations or covenants or agreements of Parent and/or the Buyer contained in this Agreement that are to be performed following Closing, or the Assumed Liabilities, and the cap with respect to the representation and warranty of Parent and the Buyer set forth in Section 3.7 shall be $6,000,000, provided further, however, that indemnification claims counted against the $4,000,000 cap referred to above shall also be counted against such $6,000,000 cap with respect to the representation and warranty of Parent and the Buyer set forth in Section 3.7 and shall reduce same on a dollar for dollar basis. The indemnity obligations of Parent and the Buyer with respect to breaches of the Buyer Fundamental Representations shall not exceed $20,800,000 (provided that all other indemnity claims against Parent and Buyer under this Section 7.2 shall be counted against the maximum cap of $20,800,000), except that such cap, and the other caps referred to above, shall not apply in the event of Parent’s or the Buyer’s fraud with respect to its representations and warranties in the Purchase Agreement. The indemnity obligations of Parent and the Buyer with respect to the breach of their post-Closing covenants relating to the Assumed Liabilities, their other post-Closing covenants under this Agreement and pursuant to Section 7.2.1(d) shall be uncapped.

7.2.3     A basket equal to $375,000 shall apply before the Seller Indemnified Persons can make an indemnification claim against Parent and/or the Buyer with respect to breaches of representations and warranties and/or breaches of Parent’s or the Buyer’s covenants under this Agreement required to be performed prior to Closing, which basket shall constitute a true deductible with respect to all pre-Closing covenants and all representations and warranties other than the Buyer Fundamental Representations, and a first dollar (i.e., “tipping”) basket with respect to the Buyer Fundamental Representations. For the avoidance of doubt, there will be no basket with respect to the Assumed Liabilities or indemnification claims pursuant to Section 7.2.1(d).

7.3           Time for Claims.   Each Indemnified Person shall make a claim for indemnification on or before the applicable “Expiration Date” as set forth below.

7.3.1     The term “Expiration Date” shall mean, (a) in the case of the Buyer Fundamental Representations or post-Closing covenants of Parent and/or Buyer, the expiration of their respective statute of limitations, and (b) breaches of Parent and/or Buyer’s other representations and warranties and Parent and/or Buyer’s covenants to be performed prior to Closing, the second anniversary of the Closing, except that, with respect to the representation and warranty of Parent and the Buyer set forth in Section 3.7, such representation and warranty will survive until the expiration of the twenty-seventh (27th) month following Closing. For the avoidance of doubt, there will be no limitation on the survival period with respect to the Assumed Liabilities.

7.3.2     The term “Expiration Date” shall mean, (a) in the case of breaches of the Seller Fundamental Representations or post-Closing covenants of the Sellers and/or the Owners, the expiration of the applicable statute of limitations following the Closing with respect to such representation or covenant, (b) in the case of (1) breaches of the Sellers’ and/or the Owners’ representations and warranties under this Agreement (other than the Seller Fundamental Representations or the representation set forth in Section 2.6), (2) breaches of the Sellers’ and/or the Owners’ covenants under this Agreement required to be performed prior to Closing, and (3) Unknown Liabilities, the expiration of the two-year period following Closing, and (c) in the case of breaches of the representation set forth in Section 2.6, the expiration of the twenty-seven (27) month period following Closing.

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7.4           Third Party Claims.

7.4.1     Notice of Claim. If any third party notifies an Indemnified Person with respect to any matter (a “Third Party Claim”) which may give rise to an Indemnity Claim against an Indemnifying Person under this Article 7, then the Indemnified Person will promptly give written notice to the Indemnifying Person with respect to such Indemnity Claim; provided, however, that no delay on the part of the Indemnified Person in notifying the Indemnifying Person will relieve the Indemnifying Person from any obligation under this Article 7.

7.4.2     Assumption of Defense, etc. Upon receipt of the notice from the Indemnified Person described in Section 7.4.1, the Indemnifying Person will have the right to assume the defense of the Indemnified Person against the Third Party Claim with counsel reasonably satisfactory to the Indemnified Person so long as (i) the Indemnifying Person provides the Indemnified Person with evidence reasonably acceptable to the Indemnified Person that the Indemnifying Person will have adequate financial resources (taking into account for purposes of such determination the Shares and Earn-Out Shares owned or to be owned by virtue of being earned at the time of the indemnification claim) to defend against the Third Party Claim and fulfill its indemnification obligations hereunder; (ii) the Third Party Claim involves only money damages and does not seek an injunction or other equitable relief against the Indemnified Person; (iii) the Indemnified Person does not reasonably believe that such Third Party Claim could negatively impact the Indemnified Person’s business, relationships with customers, vendors or other third Persons or future business prospects; (iv) the Indemnified Person has not been advised by counsel that an actual or potential conflict exists between the Indemnified Person and the Indemnifying Person in connection with the defense of the Third Party Claim; (v) the Third Party Claim does not relate to or otherwise arise in connection with Taxes or any criminal or regulatory enforcement Action; (vi) in case of a Third Party Claim initiated against a Buyer Indemnified Person, such Third Party Claim does not involve potential Losses that, together with the potential Losses associated with all other pending Claims, are in excess of one-hundred twenty-five percent (125%) of the outstanding amount held in the Escrow Fund; and (vii) the Indemnifying Person conducts the defense of the Third Party Claim actively and diligently (the foregoing conditions to such assumption of defense, collectively, the “Assumption Conditions”). The Indemnified Person may retain separate co-counsel at its sole cost and expense and participate in the defense of the Third Party Claim; provided, however, that the Indemnifying Person will pay the fees and expenses of separate co-counsel retained by the Indemnified Person that are incurred prior to the Indemnifying Person’s assumption of control of the defense of the Third Party Claim.

7.4.3     Limitations on Indemnifying Person. The Indemnifying Person will not consent to the entry of any judgment or enter into any compromise or settlement with respect to the Third Party Claim without the prior written consent of the Indemnified Person, unless such judgment, compromise or settlement (i) provides for the payment by the Indemnifying Person of money as sole relief for the claimant; (ii) results in the full and general release of all Buyer Indemnified Persons or Seller Indemnified Persons, as applicable, from all Liabilities arising or relating to, or in connection with, the Third Party Claim; and (iii) involves no finding or admission of any violation of Legal Requirements or the rights of any Person and has no material effect on any other claims that may be made against the Indemnified Person.

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7.4.4     Indemnified Person’s Control. If (i) the Indemnifying Person with respect to a Third Party Claim does not deliver written notice to the Indemnified Person within sixty (60) days after the Indemnified Person has given notice of the Third Party Claim that the Indemnifying Person will indemnify the Indemnified Person from and against the entirety of any and all Losses the Indemnified Person may suffer resulting from, arising out of, relating to, in the nature of or caused by the Third Party Claim; (ii) any of the Assumption Conditions cease to be met at any time with respect to a Third Party Claim; or (iii) the Indemnifying Person otherwise at any time fails to conduct the defense of the Third Party Claim actively and diligently, the Indemnified Person may defend, and may consent to the entry of any judgment or enter into any compromise or settlement with respect to, the Third Party Claim with the consent of the Indemnifying Person, which consent shall not be unreasonably delayed, conditioned or withheld. If such notice and evidence is given on a timely basis and the Indemnifying Person conducts the defense of the Third Party Claim actively and diligently but any of the other conditions in Section 7.4.2 is or becomes unsatisfied, the Indemnified Person may defend, and may consent to the entry of any judgment or enter into any compromise or settlement with respect to, the Third Party Claim with the consent of the Indemnifying Person, which consent shall not be unreasonably delayed, conditioned or withheld. In the event that the Indemnified Person conducts the defense of the Third Party Claim pursuant to this Section 7.4.4, the Indemnifying Person will (a) advance the Indemnified Person promptly and periodically for the costs of defending against the Third Party Claim (including attorneys’ fees and expenses) and (b) remain responsible for any and all other Losses that the Indemnified Person may incur or suffer resulting from, arising out of, relating to, in the nature of or caused by the Third Party Claim to the fullest extent provided in this Article 7.

7.4.5     Reasonable Cooperation. The party not in control of the prosecution or defense of a Third Party Claim will reasonably cooperate with the other party in the conduct of the prosecution or defense of such Third Party Claim.

7.5           Knowledge and Investigation. The right of any Buyer Indemnified Person or Seller Indemnified Person to indemnification pursuant to this Article 7 will not be affected by any investigation conducted or knowledge acquired (or capable of being acquired) at any time, whether before or after the execution and delivery of this Agreement or the Closing, with respect to the accuracy of any representation or warranty, performance of or compliance with any covenant or agreement referred to in Sections 7.1 or 7.2, or otherwise.

7.6           Remedies Cumulative. The rights of each Buyer Indemnified Person and Seller Indemnified Person under this Article 7 are cumulative, and each Buyer Indemnified Person and Seller Indemnified Person, as the case may be, will have the right in any particular circumstance, in its sole discretion, to enforce any provision of this Article 7 without regard to the availability of a remedy under any other provision of this Article 7.

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7.7           Order of Indemnification; Valuation of Shares; Right of Setoff.

7.7.1     Notwithstanding anything to the contrary contained herein, all of Sellers’ and Owners’ indemnification obligations (including attorneys’ fees and costs) pursuant to this Article 7 will be satisfied, first, from the Escrow Fund except to the extent that a Seller and/or Owner shall elect, at his/its sole option, to satisfy their respective portion with cash. To the extent that the Escrow Fund shall have been released or fully exhausted and, therefore, shall be insufficient to satisfy a properly asserted indemnification claim (subject to all applicable caps and limitations as more particularly described herein), the Buyer would have (except to the extent that any Seller and/or Owner shall elect to satisfy the same with cash) a right of offset against any earned but unpaid portion of the Earn-Out, however, if no such earned but unpaid portion of the Earn-Out Payments shall be available to satisfy such claim or no portion of the Earn-Out Payments is then earned, the Sellers and Owners shall satisfy such indemnification claim by, at the Sellers’ and/or Owners’ sole option, either a tender of Shares or Earn-Out Shares or a cash payment to the Buyer. For the avoidance of doubt and ambiguity, the Sellers and the Owners shall satisfy any indemnity claim with a cash payment to the extent the Shares and Earn-Out Shares then owned by them (or earned as an Earn-Out Payment but not yet issued to them) are not sufficient to do so in full. The value ascribed to the Shares, Earn-Out Shares or Escrow Shares of the Parent to be released from the Escrow Fund, offset or tendered (as applicable) for purposes of satisfaction of any Buyer Indemnified Person’s indemnification claim shall be equal to the quotient of the amount of the claims required to be paid divided by the greater of (A) the 30-trading day weighted average closing price per share of the Parent’s common stock, as reported on the primary exchange on which the Parent’s common stock is traded or quoted, preceding the date of when the claim is required to be paid, or (B) the Volume Weighted Average Closing Price. For the avoidance of doubt, in the event that a Seller or Owner is obligated to pay legal fees, costs and expenses, whether of the Sellers and/or Owners or any Buyer Indemnified Person, pursuant to the Sellers’ or Owners’ indemnification obligations as set forth in this Article 7, then, upon the request of the Sellers’ Representative, a sufficient number of Escrow Shares then in the Escrow Fund shall be released to such Sellers and/or Owners to fund the amount of such obligation based on the value ascribed to such Escrow Shares as set forth in the preceding sentence; provided, however, that not more than an aggregate of 50% of the Escrow Shares held in the Escrow Fund on the Closing Date shall be released to fund the obligations hereunder.

7.7.2     Parent and/or Buyer shall satisfy indemnity claims, at their option, with either the payment of newly issued unregistered shares of the Parent’s common stock (the number thereof being equal to the quotient of the amount of the claim divided by the Volume Weighted Average Closing Price) or with cash; provided, however, that the Parent and/or Buyer shall satisfy any and all indemnity claims for Assumed Liabilities or pursuant to Section 7.2.1(d) with cash.

7.8           Time of Payment of Claims. Except as otherwise set forth in this Article 7, any amount owing by any Person pursuant to this Article 7 shall be paid within two (2) Business Days after determination of such amount.

7.9           Adjustment for Insurance and Other Proceeds. Payments by an Indemnifying Person pursuant to this Article 7 in respect of any Losses shall be limited to the amount of any Losses that remain after deducting therefrom any insurance proceeds and any indemnity, contribution or other similar payments as and when actually received by the Indemnified Person in respect of any such claim. The Indemnified Person shall use its commercially reasonable efforts to recover under insurance policies for any Losses prior to seeking indemnification under this Agreement and, if the recovery is after Indemnifying Person’s payment of the Loss, reimburse the Indemnifying Person for the portion of the Loss so recovered.

7.10         Adjustment for Tax Benefits. Payments by an Indemnifying Person pursuant to this Article 7 in respect of any Losses shall be reduced by an amount equal to any Tax benefit realized as a result of such Losses by the Indemnified Person. Each Indemnified Person shall use commercially reasonable efforts to obtain such Tax benefits.

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7.11           Limitation of Liability. Notwithstanding anything to the contrary herein, in no event shall any Indemnifying Person be liable to any Indemnified Person for any punitive, consequential, special, exemplary or loss of the business opportunity damages relating to the breach or alleged breach of this Agreement.

7.12           Purchase Price Adjustment. Payments received by any party pursuant to this Article 7 shall be treated by the parties as an adjustment to the Purchase Price for Tax purposes.

7.13           No Double Recovery. Notwithstanding anything to the contrary set forth herein, no party shall be entitled to indemnification or reimbursement under any provision of this Agreement for any amount to the extent that such party has been indemnified or reimbursed for such amount pursuant to this Article 7 or such amount has been included in the calculation of Final Net Working Capital pursuant to Section 1.2.5.

7.14           No Right of Contribution. Except to the extent Buyer and/or Parent have liability under this Agreement to indemnify Sellers and/or Owners, each Seller and Owner hereby waives, acknowledges and agrees that such Seller and/or Owner shall not exercise or assert (or attempt to exercise or assert), any right of contribution, right of indemnity or other right or remedy against the Buyer or Parent in connection with any indemnification obligation or any other Liability to which such Seller and/or Owner may become subject under this Agreement. Except to the extent Sellers and/or Owners have liability under this Agreement to indemnify Parent and/or Buyer, Parent and Buyer each hereby waive, acknowledge and agrees that such Parent and/or Buyer shall not exercise or assert (or attempt to exercise or assert), any right of contribution, right of indemnity or other right or remedy against any Seller and/or Owner in connection with any indemnification obligation or any other Liability to which Parent and/or Buyer may become subject under this Agreement.

7.15           Sellers’ Representatives. For the avoidance of doubt, it is understood and agreed that the Sellers’ Representatives shall act on behalf of the Sellers and the Owners for purposes of this Article 7.

7.16           Exclusive Remedies. Except for claims that cannot be waived as a matter of law, the indemnities provided for in this Section 7 are the sole and exclusive remedies of the Indemnified Persons for any breach of or inaccuracy in any representation or warranty or any breach, nonfulfillment or default in the performance of any of the covenants or agreements contained in this Agreement, other than (a) with respect to claims based on fraud, (b) the right to be paid a Breakup Fee or Reimbursement Cap or to seek specific performance or other equitable remedies with respect to any intentional violations of Parent and/or Buyer’s obligation, on the one hand, and the Sellers’ and/or the Owners’ obligation, on the other hand, to close and (c) to seek specific performance or other equitable remedies with respect to any violations of Parent’s and/or Buyer’s, on the one hand, or Sellers’ and/or Owners’, on the other hand, post-Closing covenants.

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8.             TAX MATTERS.

8.1           Covenants With Respect To Taxes.

8.1.1     Until the applicable statutes of limitations (including any extensions) have expired for all Tax periods or portions thereof ending on or before the Closing Date, Buyer, on the one hand, and the Sellers and the Owners, on the other hand, shall (a) each provide the other with such assistance as may reasonably be requested by any of them in connection with any matter relating to Taxes, including the preparation of any return, audit, or other examination by any taxing authority or judicial or administrative proceedings relating to any Liability for Taxes, (b) each retain and provide the other with any records or other information that may be reasonably relevant to any such Tax, accounting or other financial reporting or services, including relating to any such return, audit or examination, proceeding or determination, and (c) each provide the other with any final determination of any such audit or examination, proceeding, or determination that affects any amount required to be shown on any Tax Return of the other for any period. Buyer agrees to provide the Sellers and the Owners reasonable access to the documents, books and records included in the Acquired Assets then in the possession of Buyer that relate to periods prior to the Closing Date for the purpose of responding to any claims made against the Sellers or the Owners by any Person who is not a party to this Agreement with respect to Retained Liabilities to the extent that such documents are relevant to such claim and for the purposes of preparation of any Tax Returns by the Sellers or the Owners after the Closing and for responding to any audit by the Internal Revenue Service or any other authority to the extent that such documents are relevant for such purposes, in all cases at the Sellers’ or the Owners’ expense. The Sellers and the Owners each agrees to provide Buyer reasonable access to the documents and records not included in the Acquired Assets then in the possession of the Sellers or the Owners that relate to periods prior to the Closing Date for the purpose of responding to any claims made against Buyer by any Person who is not a party to this Agreement to the extent that such documents are relevant to such claim or for any other reasonable purpose relating to Buyer’s operation of the Business after the Closing Date, in all cases at Buyer’s expense.

8.1.2     The Sellers and Buyer agree, upon request, to use their best efforts to obtain any certificate or other document from any Governmental Authority or any other Person as may be necessary to mitigate, reduce or eliminate any Tax that could be imposed.

8.1.3     Each Seller covenants and agrees that from and after the Closing Date, Seller shall not engage in any business other than to the extent necessary to wind up Seller’s affairs, shall promptly liquidate and dissolve as a corporation within the time period required under the Code to qualify as one of the reorganizations within the meaning of Section 368(a) of the Code, and, in the case of International Vapor, International Vapor shall distribute the Shares to the Owners in complete cancellation and redemption of their shares of its capital stock.

9.             TERMINATION.

9.1           Termination. This Agreement may be terminated at any time prior to the Closing:

9.1.1     By the mutual written consent of Buyer and International Vapor;

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9.1.2     By Buyer or International Vapor in writing, without liability of such party on account of such termination (provided that the right to terminate this Agreement under this Section 9.1.2 shall not be available to any party whose failure to fulfill any material obligation under this Agreement has been the cause of, or resulted in, the failure of the Closing to occur on or before such date), if the Closing shall not have occurred on or before July 31, 2014;

9.1.3     By Buyer, if any Seller or Owner breaches any representation, warranty, covenant or agreement contained in this Agreement and has not cured such breach within thirty (30) days after written notice of such breach by the Buyer to International Vapor (provided, that neither Buyer nor Parent is then in material breach of the terms of this Agreement, and provided, further, that no cure period shall be required for a breach which by its nature cannot be cured) such that the conditions set forth in Section 5.1.1 or Section 5.1.2, as the case may be, will not or cannot be satisfied; or

9.1.4     By International Vapor, if Parent or Buyer breach any representation, warranty, covenant or agreement contained in this Agreement and have not cured such breach within thirty (30) days after written notice of such breach by International Vapor to Buyer (provided, that no Seller or Owner is then in material breach of the terms of this Agreement, and provided, further, that no cure period shall be required for a breach which by its nature cannot be cured) such that the conditions set forth in Section 5.2.1 or Section 5.2.2, as the case may be, will not or cannot be satisfied.

9.2           Effect of Termination.

9.2.1     If any party terminates this Agreement pursuant to, and in accordance with, Section 9.1, this Agreement shall forthwith become void and of no further force and effect, except that the covenants and agreements set forth in this Article 9 and Article 10 and the Confidentiality Agreement shall survive such termination pursuant to the terms thereof (or if silent, indefinitely), and except that nothing in this Article 9 shall be deemed to release any party from any liability under this Article 9 or after the Closing for any breach by such party of the terms and provisions of this Agreement or to impair the right of any party to compel specific performance by another party of its obligations under this Agreement as provided in Section 10.17.

9.2.2     In the event that Buyer terminates this Agreement pursuant to Section 9.1.3, then

(a)           if the breach(es) by any Seller or Owner giving rise to such termination is willful and intentional, International Vapor shall pay to Buyer, by wire transfer of immediately available funds no later than two (2) Business Days following the date of termination, an amount equal to $500,000 (such amount, the “Breakup Fee”); and

(b)           if the breach(es) by any Seller or Owner giving rise to such termination is unintentional, International Vapor shall reimburse Buyer for all out-of-pocket fees and expenses incurred by Buyer and Parent in connection with the Contemplated Transactions, up to a cap of $300,000 (the “Reimbursement Cap”).

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9.2.3     In the event that International Vapor terminates this Agreement pursuant to Section 9.1.4, then

(a)           if the breach(es) by Parent or Buyer giving rise to such termination is willful and intentional, Parent and/or Buyer shall pay to International Vapor, by wire transfer of immediately available funds no later than two (2) Business Days following the date of termination, the Breakup Fee; and

(b)           if the breach(es) by Parent or Buyer giving rise to such termination is unintentional, Parent and/or Buyer shall reimburse International Vapor for all out-of-pocket fees and expenses incurred by International Vapor in connection with the Contemplated Transactions, up to the Reimbursement Cap.

9.2.4               In the event that International Vapor terminates this Agreement pursuant to Section 9.1.2 as a result of the failure for any or no reason of the shareholders of Parent to approve the issuance of the Shares and Earn-Out Shares, Buyer and/or Parent shall pay to International Vapor, by wire transfer of immediately available funds no later than two (2) Business Days following the date of termination, the Breakup Fee.

10.           MISCELLANEOUS.

10.1           Notices. All notices, requests, demands, claims and other communications required or permitted to be delivered, given or otherwise provided under this Agreement must be in writing and must be delivered, given or otherwise provided:

(a)           by hand (in which case, it will be effective upon delivery);

(b)           by facsimile (in which case, it will be effective upon receipt of confirmation of good transmission); or

(c)           by overnight or two day delivery by an nationally recognized courier service (in which case, it will be effective on the day such courier service is to make delivery);

in each case, to the address (or facsimile number) listed below:

If to the Sellers, c/o the Sellers’ Representatives to:	Nick Molina 15050 N.W. 79th Ct., Suite 101A Miami Lakes, FL 33016 Telephone: (305) 824-4007 Facsimile: (305) 503-8511

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with a copy (which shall not constitute notice) to:	Bilzin Sumberg Baena Price & Axelrod LLP Suite 2300 1450 Brickell Avenue Miami, Florida 33131 Telephone: (305) 350-2369 Facsimile: (305) 351-2205 Attention: Alan D. Axelrod, Esq.
If to Parent or the Buyer, to:	Jeffrey E. Holman Vapor Corp. 3001 Griffin Road Dania Beach, FL 33312 Telephone: (305) 749-2676
with a copy (which shall not constitute notice) to:	Greenberg Traurig, P.A. 333 Avenue of the Americas (333 S.E. 2nd Avenue) Miami, FL 33131 Telephone: (305) 579-0642 Facsimile: (305) 961-5642 Attention: Andrew Balog, Esq.

Each of the parties to this Agreement may specify a different address or facsimile number by giving notice in accordance with this Section 10.1 to each of the other parties hereto.

10.2           Sellers’ Representatives.

10.2.1   Appointment. “Sellers’ Representatives” means collectively Molina, Epstein and David Herrera (“Herrera”). Any and all of the acts, actions, instructions, decisions, approvals and consents of the Sellers’ Representatives hereunder shall require the agreement of at least two (2) of the three (3) Sellers’ Representatives. The Sellers and Owners hereby irrevocably constitute and appoint the Sellers’ Representatives as their attorney-in-fact and agent to act in their names, place and stead in connection with all matters arising from and under this Agreement, each of the Company Agreements (other than the Employment Agreements) and any other agreements, documents or instruments related to the Contemplated Transactions and acknowledge that such appointment is coupled with an interest. Each of the Sellers’ Representatives hereby accepts its appointment and such authorization as Sellers’ Representatives.

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10.2.2      Authority. The Seller and Owners agree to be bound by all notices received or given by, and all agreements and determinations made by, and all documents executed and delivered by the Sellers’ Representatives under this Agreement; authorize the Sellers’ Representatives to assert claims, make demands and commence actions on behalf of the Sellers and Owners under this Agreement, dispute or to refrain from disputing any claim made by the Sellers and/or the Owners, negotiate and compromise any dispute that may arise under, and exercise or refrain from exercising remedies available to the Sellers and/or the Owners under this Agreement, and to sign any releases or other documents with respect to such dispute or remedy (and to bind the Sellers and/or Owners in so doing), give such instructions and do such other things and refrain from doing such things as the Sellers’ Representatives shall deem appropriate to carry out the provisions of this Agreement, give any and all consents and notices under this Agreement, and perform all actions, exercise all powers, receive service of process with respect to any Action under this Agreement, any Company Agreement (other than the Employment Agreements) and any other agreement or instrument in connection with the Contemplated Transactions, agree to authorize payments in connection with any payment pursuant to the terms of this Agreement, and fulfill all duties otherwise assigned to the Sellers’ Representatives in this Agreement. Each of the Sellers and Owners hereby expressly acknowledges and agrees that the Sellers’ Representatives have the sole and exclusive authority to act on the Sellers’ and Owners’ behalf in respect of all matters arising under or in connection with this Agreement, the Contemplated Transactions and the Company Agreements (other than the Employment Agreements) after execution of this Agreement, notwithstanding any dispute or disagreement among them, and that the Sellers and Owners shall not have any authority to act unilaterally or independently of the Sellers’ Representatives in respect to any such matter. The Buyer and the Parent shall be entitled to rely on any and all actions taken by the Sellers’ Representatives under this Agreement without any Liability to, or obligation to inquire of, the Sellers or the Owners. All notices, counter notices or other instruments or designations delivered by the Sellers and/or the Owners in regard to this Agreement shall not be effective unless, but shall be effective if, signed by at least two (2) of the three (3) Sellers’ Representatives, and if not, such document shall have no force or effect whatsoever, and the Buyer and the Parent and any other Person may proceed without regard to any such document.

10.2.3     Change of Sellers’ Representatives. One or more of the Sellers’ Representatives may be changed by the Owners holding a majority of the Ownership Percentage of the Owners upon not less than twenty (20) calendar days prior written notice to the Parent. Any of the Sellers’ Representatives may resign at any time upon not less than thirty (30) calendar days’ prior written notice to the Parent, but in any event, not prior to the appointment of a substitute therefor by the Owners holding a majority of the Ownership Percentage of the Owners. No bond shall be required of the Sellers’ Representatives. Notices or communications to or from the Sellers’ Representatives shall constitute notice to or from the Sellers and the Owners.

10.2.4    A decision, act, consent or instruction of the Sellers’ Representatives, including an amendment, extension or waiver of this Agreement, shall constitute a decision of the Sellers and the Owners and shall be final, binding and conclusive upon the Sellers and the Owners; and the Parent and the Buyer may conclusively and absolutely, rely, without any inquiry, upon any such decision, act, consent or instruction of the Sellers’ Representatives as being the decision, act, consent or instruction of the Sellers and/or the Owners. The Parent and the Buyer are hereby relieved from any Liability to any Person, including the Sellers and the Owners for any acts done by it in accordance with or reliance on such decision, act, consent or instruction of the Sellers’ Representatives.

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10.2.5   All notices or other communications required to be made or delivered by the Parent and/or the Buyer to the Sellers and/or the Owners shall be made to the Sellers’ Representatives for the benefit of the Sellers and/or the Owners, and any notices so made shall discharge in full all notice requirements of the Buyer and the Parent to the Sellers and/or the Owners with respect thereto. All notices or other communications required to be made or delivered by the Sellers and/or the Owners to the Parent and/or the Buyer shall be made by the Sellers’ Representatives for the benefit of the Sellers and/or the Owners and any notices so made shall discharge in full all notice requirements of the Sellers and/or the Owners to the Parent and the Buyer with respect thereto.

10.3         Publicity.   No public announcement or disclosure will be made by the Sellers, Owners, or their respective Affiliates or Representatives, on the one hand, or the Parent, Buyer or their respective Affiliates or Representatives, on the other hand, with respect to the subject matter of this Agreement or the Contemplated Transactions without the prior written consent of Buyer or the Sellers’ Representatives, as the case may be; provided, however, that the provisions of this Section 10.3 will not prohibit (a) any disclosure required by any applicable Legal Requirements, including any disclosure necessary or desirable to provide proper disclosure under the securities Laws or under any rules or regulations of any securities exchange on which the securities of such party may be listed or traded, or (b) any disclosure made in connection with the enforcement of any right or remedy relating to, or the performance of any obligation arising under, this Agreement or the Contemplated Transactions.

10.4         Succession and Assignment; No Third-Party Beneficiary.   Subject to the immediately following sentence, this Agreement will be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns; each of such successors and permitted assigns will be deemed to be a party hereto for all purposes hereof. No party may assign, delegate or otherwise transfer either this Agreement or any of its rights, interests, or obligations hereunder (other than transfers by operation of Law) without the prior written approval of the other parties; provided, however, that Buyer may, without the prior written consent of the other parties (a) assign any or all of its rights and interests hereunder to one or more of its Affiliates and (b) designate one or more of its Affiliates to perform its obligations hereunder, so long as each of Buyer and Parent remains obligated hereunder as provided herein and such assignment does not adversely affect the rights of the Sellers and Owners with respect to the Earn-Out and the achievement thereof. Except as expressly set forth in Article 7 with respect to Indemnified Persons who in each case are not parties to this Agreement, this Agreement is for the sole benefit of the parties hereto and their permitted successors and assigns and nothing herein expressed or implied will give or be construed to give any Person, other than the parties and such successors and assigns, any legal or equitable rights hereunder.

10.5          Amendments and Waivers.   No amendment or waiver of any provision of this Agreement will be valid and binding unless it is in writing and signed, in the case of an amendment, by the Buyer, Parent and Sellers’ Representatives, or in the case of a waiver, by the party or parties against whom the waiver is to be effective. No waiver by any party of any breach or violation or, default under or inaccuracy in any representation, warranty or covenant hereunder, whether intentional or not, will be deemed to extend to any prior or subsequent breach, violation, default of, or inaccuracy in, any such representation, warranty or covenant hereunder or affect in any way any rights arising by virtue of any prior or subsequent such occurrence. No delay or omission on the part of any party in exercising any right, power or remedy under this Agreement will operate as a waiver thereof.

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10.6           Further Assurances.   From and after the date hereof, upon the request of the Sellers’ Representatives or Buyer, each party will do, execute, acknowledge and deliver all such further acts, assurances, deeds, assignments, transfers, conveyances and other instruments and papers as may be reasonably required or appropriate to carry out the Contemplated Transactions, including any documents which may be required to convey to the Buyer good and legal title to the Acquired Assets free and clear of all Encumbrances and other Liabilities (other than Permitted Encumbrances and Assumed Liabilities) or which may be necessary or required for Buyer to assume, and perform on behalf of Sellers, the Assumed Liabilities.

10.7           Entire Agreement.   This Agreement, the Confidentiality Agreement, the Company Agreements and the schedules, exhibits and other agreements and documents to be executed and delivered pursuant hereto and thereto constitute the entire agreement among the parties hereto with respect to the subject matter hereof and supersede any and all prior and contemporaneous discussions, negotiations, proposals, undertakings, understandings and agreements, whether written or oral, with respect thereto. Notwithstanding the foregoing, some or all of the Owners may currently or in the future be party to other restrictive covenant agreements with the Buyer and/or Parent, and nothing in this Agreement is intended to supersede or otherwise affect any such other restrictive covenant agreement, and nothing in any such restrictive covenant agreement is intended to supersede or otherwise affect anything in this Agreement.

10.8           Schedules; Listed Documents, etc.   Neither the listing nor description of any item, matter or document in any Schedule hereto nor the furnishing or availability for review of any document will be construed to modify, qualify or disclose an exception to any representation or warranty of any party made herein or in connection herewith, except to the extent that such representation or warranty specifically refers to such Schedule and such modification, qualification or exception is clearly described in such Schedule.

10.9           Counterparts; Execution.  This Agreement may be executed in any number of counterparts, each of which will be deemed an original, but all of which together will constitute but one and the same instrument. This Agreement will become effective when duly executed by each party hereto. Facsimile or other electronically scanned and transmitted signatures shall be deemed originals and shall constitute valid execution and acceptance of this Agreement by the signing/transmitting party.

10.10         Severability.  Any term or provision of this Agreement that is invalid or unenforceable in any situation in any jurisdiction will not affect the validity or enforceability of the remaining terms and provisions hereof or the validity or enforceability of the offending term or provision in any other situation or in any other jurisdiction. If any provision hereof would, under applicable Law, be invalid or unenforceable in any respect, then each party hereto intends that such provision will be construed by modifying or limiting it so as to be valid and enforceable to the maximum extent compatible with, and possible under, applicable Law.

10.11         Headings.  The headings contained in this Agreement are for convenience purposes only and will not in any way affect the meaning or interpretation hereof.

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10.12         Construction. The parties have participated jointly in the negotiation and drafting of this Agreement. In the event an ambiguity or question of intent or interpretation arises, this Agreement will be construed as if drafted jointly by the parties and no presumption or burden of proof will arise favoring or disfavoring any party by virtue of the authorship of any of the provisions of this Agreement. The parties intend that each representation, warranty and covenant contained herein will have independent significance. If any party has breached or violated, or if there is an inaccuracy in, any representation, warranty or covenant contained herein, the fact that there exists another representation, warranty or covenant relating to the same subject matter (regardless of the relative levels of specificity) which the party has not breached or violated, or in respect of which there is not an inaccuracy, will not detract from or mitigate the fact that the party has breached or violated, or there is an inaccuracy in, the first representation, warranty or covenant.

10.13         Governing Law. This Agreement, the rights of the parties and all Actions arising in whole or in part under or in connection herewith, will be governed by and construed in accordance with the Laws of the State of Delaware, without giving effect to any choice or conflict of law provision or rule that would cause the application of the Laws of any other jurisdiction.

10.14          Jurisdiction; Venue; Service of Process.

10.14.1                      Jurisdiction. Each party, by its execution hereof, (a) hereby irrevocably attorns and submits to the exclusive jurisdiction of the Court of Chancery of the State of Delaware for the County of New Castle or, if the Chancery Court determines that it does not have subject matter jurisdiction over the applicable lawsuit, the state and federal courts of the State of Delaware for the purpose of any Action between or among the parties (or any of them) arising in whole or in part under or in connection with this Agreement, (b) hereby waives and agrees not to assert, by way of motion, as a defense or otherwise, in any such Action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that any such Action brought in one of the above-named courts should be dismissed on grounds of forum non conveniens, should be transferred or removed to any court other than one of the above-named courts, or should be stayed by reason of the pendency of some other proceeding in any other court other than one of the above-named courts, or that this Agreement or the subject matter hereof may not be enforced in or by such court and (c) hereby agrees not to commence any such Action (including for a declaratory judgment or the like) other than before one of the above-named courts. Notwithstanding the previous sentence, (x) a party may commence any Action in a court other than the above-named courts solely for the purpose of enforcing an order or judgment issued by one of the above-named courts and (y) Buyer (and only Buyer) may commence an Action in a court other than the above-named courts in accordance with the provisions of Section 6.2.3.

10.14.2                      Venue. With the exception of Actions brought by Buyer in accordance with the provisions of Section 6.2.3, each party agrees that for any Action between the parties arising in whole or in part under or in connection with this Agreement, such party will bring Actions only in the State of Delaware. Each party further waives any claim and will not assert that venue should properly lie in any other location within the selected jurisdiction.

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10.14.3                      Service of Process. Each party hereby (a) consents to service of process in any Action between the parties arising in whole or in part under or in connection with this Agreement in any manner permitted by the Laws of the State of Delaware, (b) agrees that service of process made in accordance with clause (a) or made by registered or certified mail, return receipt requested, at its address specified pursuant to Section 10.1, will constitute good and valid service of process in any such Action and (c) waives and agrees not to assert (by way of motion, as a defense, or otherwise) in any such Action any claim that service of process made in accordance with clause (a) or (b) does not constitute good and valid service of process.

10.15         Waiver of Jury Trial. THE PARTIES HEREBY WAIVE, AND COVENANT THAT THEY WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE), ANY RIGHT TO TRIAL BY JURY IN ANY ACTION ARISING IN WHOLE OR IN PART UNDER OR IN CONNECTION WITH THIS AGREEMENT OR ANY OF THE CONTEMPLATED TRANSACTIONS, WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER SOUNDING IN CONTRACT, TORT OR OTHERWISE. THE PARTIES AGREE THAT ANY OF THEM MAY FILE A COPY OF THIS PARAGRAPH WITH ANY COURT AS WRITTEN EVIDENCE OF THE KNOWING, VOLUNTARY AND BARGAINED-FOR AGREEMENT AMONG THE PARTIES IRREVOCABLY TO WAIVE THEIR RIGHTS TO TRIAL BY JURY IN ANY ACTION WHATSOEVER BETWEEN OR AMONG THEM RELATING TO THIS AGREEMENT OR ANY OF THE CONTEMPLATED TRANSACTIONS, WHICH ACTION WILL INSTEAD BE TRIED IN A COURT OF COMPETENT JURISDICTION BY A JUDGE SITTING WITHOUT A JURY.

10.16         Expenses.   Except as provided in Section 1.2.5(d), Article 7 and Article 9, each party shall bear its own expenses incurred in connection with this Agreement and the Contemplated Transactions; provided, that the Sellers shall bear all Closing Date Sellers’ Expenses.

10.17         Specific Performance.   Each of the Parent and Buyer and International Vapor on behalf of the Sellers and Owners shall have the right and remedy, in addition to any others that may be available, hereunder, to have the provisions of this Agreement and each Company Agreement (other than the Employment Agreements) specifically enforced through injunctive or other relief, without the necessity of posting a bond, in the event of a willful and intentional breach of this Agreement or any Company Agreement (other than the Employment Agreements), it being acknowledged that the Acquired Assets are unique assets, and any breach of the provisions of this Agreement or the Company Agreements (other than the Employment Agreements) will cause irreparable injury to the nonbreaching party, the amount of which will be difficult to determine, and that money damages will not provide an adequate remedy to the nonbreaching party. Each of the parties hereto covenants and agrees that they shall not, and shall not authorize any other Person to, challenge or question the enforceability of any provision of this Section 10.17. Notwithstanding anything to the contrary set forth in this Section 10.17, the Parent and Buyer may invoke and enforce the provisions of Section 6.2.3 and pursue the injunctive remedies contemplated thereby in accordance with the terms and conditions thereof.

10.18         Recitals.   The recitals to this Agreement are true and correct and by this reference are incorporated herein and made a part of this Agreement.

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10.19         Deliveries to Buyer.  All references to Sellers and/or Owners making available or delivering to Buyer documents, certificates and/or other instruments shall be deemed to mean that such documents, certificates and/or other instruments have been posted to the Data Room or emailed to Harlan Press on or before the date hereof.

11.           DEFINITIONS; CERTAIN RULES OF CONSTRUCTION.

11.1           Definitions.   As used herein, the following terms will have the following meanings:

“1933 Act” means the Securities Act of 1933.

“Accounts Receivable” means the aggregate amount of accounts, commissions and debts payable to the Companies, as applicable. For all purposes hereunder, the Accounts Receivable shall be valued at their net realizable value, net of an allowance for bad debts.

“Action” means any claim, action, cause of action or suit (whether in contract, tort or otherwise), litigation (whether at law or in equity, whether civil or criminal), controversy, assessment, arbitration, investigation, hearing, charge, complaint, demand, notice or proceeding to, from, by or before any Governmental Authority.

“Affiliate” means with respect to any specified Person, (a) each Person directly or indirectly controlling, controlled by or under direct or indirect common control with such specified Person at such time, (b) each Person who is at such time an officer, limited liability company manager or director of, or direct or indirect beneficial holder of at least thirty percent (30%) of any class of the capital stock of, such specified Person, (c) each Person that is managed by a common group of executive officers, limited liability company managers and/or directors as such specified Person, (d) the Family Group Members (i) of each officer, director, limited liability company manager or holder described in clause (b) and (ii) if such specified Person is an individual, of such specified Person, and (e) each Person of which such specified Person or an Affiliate (as defined in clauses (a) through (d)) thereof will, directly or indirectly, beneficially own at least thirty percent (30%) of any class of equity interests at such time.

“Backlog” means the amount of revenue that the Companies, based on their past practices for calculating such amounts, expects to recognize from: (i) remaining work to be performed on uncompleted Contractual Obligations in progress and (ii) executed Contractual Obligations on which work has not yet begun.

“Business Day” means any weekday other than a weekday on which banks in Miami, Florida, United States are authorized or required to be closed.

“Business Plan” means the business plan relating to the Wholesale Operations, the Online Operations and the Retail Operations for the calendar years 2014 and 2015 mutually agreed upon and countersigned by Parent and International Vapor on the date of this Agreement.

“Buyer Fundamental Representations” means the representations and warranties of Buyer and Parent set forth in Sections 3.1, 3.2, 3.5, 3.6 and all representations and warranties set forth in Section 3.9 relating to federal and state income tax, sales and use taxes or payroll taxes.

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“Buyer/Parent Material Adverse Effect” means any change, development, event, occurrence or effect relating to the business, operations, assets, backlog, condition (financial or otherwise) or results of operations of the Parent which, when considered either individually or in the aggregate together with all other adverse changes or effects with respect to which such phrase is used in this Agreement, (a) is, or could reasonably be expected to be, materially adverse to the Parent’s and its Subsidiaries’ business, operations, assets, backlog, condition (financial or otherwise) or results of operations of the Parent and its Subsidiaries or (b) prevents or materially delays the Buyer’s and/or the Parent’s ability to perform their obligations hereunder and/or any Company Agreement, excluding, in each case, any adverse change, development, event or effect arising from or relating to (a) general business or economic conditions, (b) financial, banking or securities markets and/or (c) changes or potential changes in Legal Requirements.

“Cash” means all cash and cash equivalents of the Companies, (including marketable securities and short term investments) on hand or on deposit as of the applicable date (the amount of which shall be reduced by (i) all claims against such cash and cash equivalents represented by outstanding checks, drafts, wire transfers or similar instruments which have not been applied against such cash and cash equivalent balances and (ii) all escrowed cash or other restricted cash balances).

“CERCLA” means the Comprehensive Environmental Response Compensation and Liability Act of 1980.

“CERCLIS” means the Comprehensive Environmental Response Compensation and Liability Information System.

“Closing Date Sellers’ Expenses” means all fees, costs, expenses and obligations (including any attorneys’, accountants’, financial advisory or finder’s fees) incurred by or for the benefit of the Sellers and/or Owners in connection with: (a) the due diligence conducted in anticipation of the Contemplated Transactions; (b) the negotiation, preparation and review of this Agreement (including the Schedules to APA), the Company Agreements and all agreements, certificates, opinions, financial statements and other instruments and documents delivered or to be delivered in connection with the Contemplated Transactions; (c) the preparation and submission of any filing or notice required to be made or given in connection with the Contemplated Transactions and obtaining any consent required to be obtained in connection with the Contemplated Transactions; (d) bonuses payable to employees, agents and consultants of the Sellers as a result of the Contemplated Transactions (including the Stay Bonuses) and unpaid by the Sellers as of the Closing Date (including the employer portion of any payroll, social security, unemployment or similar Taxes); or (e) otherwise in connection with the Contemplated Transactions, in each case of (a), (b), (c), (d) and (e) to the extent such fees, costs and expenses are owing as of Closing.

 “COBRA Benefits” means the benefits described under Part 6 of Title I of ERISA, Section 4980B of the Code or any related state or local law.

“Code” means the U.S. Internal Revenue Code of 1986.

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“Companies” means the Sellers and Vapor Zone Franchising and a “Company” means any one of the Companies.

“Company Software” means Owned Software and Licensed Software.

“Company Source Code” means any source code, or any portion, aspect or segment of any source code, relating to any Company Technology.

“Company Technology” means any and all Technology used in connection with the Business.

“Compensation” means, with respect to any Person, all salaries, compensation, remuneration, bonuses or benefits of any kind or character whatever, paid or provided directly or indirectly by the Companies to such Person or Affiliates of such Person with respect to services provided by such Person to the Companies.

“Confidentiality Agreement” means the Confidentiality Agreement dated January 28, 2014 by and among the Parent and the Sellers.

“Contaminant” means any pollutant, hazardous substance, radioactive substance, toxic substance, hazardous waste, medical waste, radioactive waste, special waste, petroleum or petroleum-derived substance or waste, asbestos, polychlorinated biphenyls, or any hazardous or toxic constituent thereof and includes any substance defined in or regulated under any Environmental Law.

“Contemplated Transactions” means the transactions contemplated by this Agreement and the Company Agreements.

“Contractual Obligation” means, with respect to any Person, any contract, agreement, deed, mortgage, lease, license, commitment, promise, undertaking, arrangement, performance bond, warranty obligation or understanding, whether written or oral and whether express or implied, or other document or instrument (including any document or instrument evidencing or otherwise relating to any Debt), to which or by which such Person is a party or otherwise subject or bound or to which or by which any property, business, operation or right of such Person is subject or bound.

“CPA Firm” means Berkowitz Pollack Brant.

“Data Room” shall mean the electronic data room hosted by DropBox relating to the Companies.

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 “Debt” means, with respect to any Person, all obligations (including all obligations in respect of principal, accrued interest, penalties, fees and premiums) of such Person, whether direct or indirect, (a) for borrowed money (including overdraft facilities), (b) for Liabilities secured by any Encumbrance existing on property owned and subject thereto, (c) evidenced by notes, bonds, debentures or similar Contractual Obligations, (d) for the deferred purchase price of property, goods or services, including in connection with the acquisition of any business or non-competition agreement (other than trade payables or accruals incurred in the Ordinary Course of Business), (e) under capital leases (in accordance with GAAP), (f) in respect of letters of credit and bankers’ acceptances, (g) for Contractual Obligations relating to interest rate protection, swap agreements, factoring, hedging and collar agreements, (h) in the nature of premiums (prepayment or otherwise) or penalties in connection with the obligations described in clauses (a) through (g) above and (i) in the nature of Guarantees of the obligations described in clauses (a) through (g) above of any other Person.

“Encumbrance” means any charge, claim, community or other marital property interest, condition, equitable interest, lien, license, option, pledge, security interest, mortgage, right of way, easement, encroachment, servitude, right of first offer or first refusal, buy/sell agreement and any other restriction or covenant with respect to, or condition governing the use, construction, voting (in the case of any security or equity interest), transfer, receipt of income or exercise of any other attribute of ownership.

“Enforceable” means, with respect to any Contractual Obligation stated to be “Enforceable” by or against any Person, that such Contractual Obligation is a legal, valid and binding obligation of such Person enforceable by or against such Person in accordance with its terms.

“Environmental Laws” means all Legal Requirements relating to or addressing the environment, health or safety, which shall include the use, handling, treatment, storage or disposal of any Contaminant, or workplace or worker safety and health.

“Environmental Lien” means any lien in favor of any Governmental Authority for any (a) Liability under any Environmental Laws or (b) damages arising from, or costs incurred by, such Governmental Authority in response to a Release or threatened Release of a Contaminant into the environment.

“Environmental Liabilities and Costs” means any and all Liabilities, regardless of when made or asserted or imposed or asserted to be imposed by operation of Law, for all environmental, ecological, health, or safety Liabilities or natural resource damages pertaining to the Business or Acquired Assets relating to or arising from time periods or events occurring on or prior to the Closing Date, including (i) any uses of or occurrences on the Real Property (or any real property previously owned, operated or leased by the Business or Companies) whether or not such uses and occurrences were in compliance with then applicable Environmental Laws, (ii) the presence of any Contaminant or any Release or the threat of Release of any Contaminant on, at or from the Real Property (or any real property previously owned, operated or leased by the Business or the Companies), (iii) the storage, handling, treatment or disposal of any Contaminant transported from the Real Property (or any real property previously owned, operated or leased by the Business or Companies) whether or not such transportation, storage, handling, treatment or disposal was in compliance with then applicable Environmental Laws, (iv) human exposure to any Contaminant, (v) non-compliance with any Environmental Laws or Permits required under Environmental Laws, (vi) any Remedial Action, and (vii) any reasonable fees and expenses of any environmental engineers and attorneys incurred by the Buyer and/or the Parent after the Closing Date in connection with any Environmental Liabilities and Costs or the investigation thereof.

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“Environmental Report” means any report, study, assessment, audit or other similar document that addresses any issue of actual or potential noncompliance with, actual or potential liability under or cost arising out of, or actual or potential impact on business in connection with, any Environmental Law or any proposed or anticipated change in or addition to Environmental Law, or regarding any Contaminant that may affect the Business, the Buyer or the Acquired Assets, including any Person for which the Buyer may be liable.

“Equity Security” of any Person means any (i) shares, capital stock, membership or partnership interest, unit or other ownership interest of or in such Person, (ii) securities directly or indirectly convertible into or exchangeable for any for the foregoing, (iii) options, warrants or other rights directly or indirectly to purchase or subscribe for any of the foregoing or securities convertible into or exchangeable for any of the foregoing or (iv) contracts, commitments, agreements, understandings, arrangements, calls or claims of any kind relating to the issuance of any of the foregoing or giving any Person the right to participate in or receive any payment based on the profits or performance of such Person (including any equity appreciation, phantom equity or similar plan or right).

“ERISA” means the federal Employee Retirement Income Security Act of 1974.

“Escrow Agent” means the third party engaged in the business of performing escrow services for compensation as mutually agreed upon and retained by the Parent and International Vapor at least ten (10) Business Days prior to Closing to serve as the escrow agent pursuant to the terms and subject to the conditions of the Escrow Agreement.

“Exchange Act” means the Securities Exchange Act of 1934.

“Facilities” means any buildings, plants, improvements or structures located on the Real Property.

“Family Group Member” means, with respect to any natural person, such natural person’s spouse, parent, siblings, descendants (including adoptive relationships and stepchildren) and the spouses of each such natural persons.

“GAAP” means generally accepted accounting principles in the United States as in effect from time to time.

“Governmental Authority” means any United States federal, state, or local or any foreign government, or political subdivision thereof, or any multinational organization or authority or any authority, agency or commission entitled to exercise any administrative, executive, judicial, legislative, police, regulatory or taxing authority or power, including any court or tribunal (or any department, bureau or division thereof), or any arbitrator or arbitral body.

“Governmental Order” means any order, writ, judgment, injunction, decree, stipulation, ruling, determination or award entered by or with any Governmental Authority in a judicial or administrative proceeding.

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“Guarantee” means, with respect to any Person, (a) any guarantee of the payment or performance of, or any contingent obligation in respect of, any Debt or other Liability of any other Person; (b) any other arrangement whereby credit is extended to any obligor (other than such Person) on the basis of any promise or undertaking of such Person (i) to pay the Debt or other Liability of such obligor, (ii) to purchase any obligation owed by such obligor, (iii) to purchase or lease assets under circumstances that are designed to enable such obligor to discharge one or more of its obligations or (iv) to maintain the capital, working capital, solvency or general financial condition of such obligor; and (c) any Liability as a general partner of a partnership or as a venturer in a joint venture in respect of Debt or other obligations of such partnership or venture.

“Indemnified Person” means, with respect to any Indemnity Claim, the Person asserting such claim under Sections 7.1 or 7.2, as the case may be.

“Indemnifying Person” means, with respect to any Indemnity Claim, (i) the Sellers and Owners under Section 7.1, or (ii) the Parent and Buyer under Section 7.2, respectively, against whom such claim is asserted.

“Indemnity Claim” means a claim for indemnity under Sections 7.1 or 7.2.

“Intellectual Property” means the entire right, title and interest in and to all proprietary rights of every kind and nature anywhere, including all rights and interests pertaining to or deriving from:

(a)           patents, copyrights, mask work rights, Trade Secrets, as well as any other rights with respect to Technology;

(b)           trademarks, trade names, service marks, service names, brands, trade dress and logos, and the goodwill associated therewith;

(c)           domain names, rights of privacy and publicity, moral rights and proprietary rights of any kind or nature, however denominated, throughout the world in all media now known or hereafter created;

(d)           any and all registrations, applications, recordings, licenses, common-law rights and Contractual Obligations relating to any of the foregoing; and

(e)           all Actions and rights to sue at law or in equity for any past, present or future infringement or other impairment of any of the foregoing, including the right to receive all proceeds and damages therefrom, and all rights to obtain renewals, continuations, divisions or other extensions of legal protections pertaining thereto.

“Inventory” means all inventory related to the Business, wherever located, including all finished goods whether held at any location or facility of the Companies or in transit to the Company.

“Investment” means (a) any direct or indirect ownership, purchase or other acquisition by a Person of any notes, obligations, instruments, Equity Securities (including joint venture interests) of any other Person; and (b) any capital contribution or similar obligation by a Person to any other Person.

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“knowledge of Sellers” or “Sellers’ knowledge” means the actual knowledge of Epstein, Herrera and Molina and the knowledge that could have been obtained had reasonable inquiry been made.

“Law” means any federal, national, foreign, supranational, state, local or similar statute, law, standard, resolution, promulgation, ordinance, regulation, rule, code, order, requirement or rule of law (including common law), or any similar provision having the force or effect of law.

 “Legal Requirement” means any Law, Governmental Order or Permit.

“Liability” means, with respect to any Person, any liability or obligation of such Person, of any kind, character or description, whether known or unknown, whether asserted or unasserted, whether executory, contractual, determined, determinable or otherwise, whether absolute or contingent, whether accrued or unaccrued, whether liquidated or unliquidated, whether disputed or undisputed, whether disclosed or undisclosed, whether incurred or consequential, whether secured or unsecured, joint or several, vested or unvested, whether due or to become due, whether choate or inchoate and whether or not required under GAAP to be accrued on the financial statements of such Person and regardless of whether such item is immediately due and payable, and including all costs and expenses related thereto.

“Licensed Software” means all Software that is owned by any third party and that is licensed to and used by the Companies in the conduct of their Business.

“Materiality Qualifier” means any reference or qualification to a set of facts using the term “material,” “in all material respects,” “Material Adverse Effect” or any similar phrase.

“Merchant Reserves” means amounts deposited by Sellers or Owners with and held by merchant credit processors at the Closing.

“Most Recent Balance Sheet Date” means March 31, 2014.

“NPL” means the list of national priorities among the known Releases or threatened Releases of Contaminants throughout the United States and its territories.

“Ordinary Course of Business” means an action taken by any Person in the ordinary course of such Person’s business which is consistent with the past customs and practices of such Person (including past practice with respect to quality, quantity, amount, magnitude and frequency, standard employment and payroll policies and past practice with respect to management of working capital) which is taken in the ordinary course of the normal day-to-day operations of such Person, does not specifically require, under Organizational Document, Law, or Contractual Obligation, the consent of the shareholders, board of directors, members or managers of such Person or any other separate or special authorization of any nature.

“Organizational Documents” means, with respect to any Person (other than an individual), (a) the certificate or articles of incorporation, formation or organization, and any joint venture, limited liability company, operating or partnership agreement and other similar documents entered into or adopted at any time or filed in connection with the creation, formation or organization of such Person and (b) all by-laws, shareholders’ agreements, voting agreements, rights of first refusal and similar documents, instruments or agreements relating to the organization or governance of such Person, in each case, as amended or supplemented.

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“Owned Software” means all Software used by the Companies in the conduct of their Business that is owned by the Sellers.

“Ownership Percentage” means, for each Owner, such Owner’s percentage ownership of International Vapor at Closing, as set forth on a Schedule to be provided to Buyer at Closing.

“Permits” means, with respect to any Person, any license, franchise, permit, consent, approval, right, privilege, certificate or other similar authorization issued by, or otherwise granted by, any Governmental Authority to which or by which such Person is subject or bound or to which or by which any property, business, operation or right of such Person is subject or bound.

“Permitted Encumbrance” means (a) statutory liens for current Taxes, special assessments or other governmental charges not yet due and payable or the amount or validity of which is being contested in good faith by appropriate proceedings and for which appropriate reserves have been established in books and records in accordance with GAAP, (b) mechanics’, materialmen’s, carriers’, workers’, repairers’, employees’, contractors’ and similar statutory liens arising or incurred in the Ordinary Course of Business which liens are not material in amount and do not interfere with any current or anticipated operation of the Business, (c) zoning, entitlement, building and other land use regulations imposed by any Governmental Authority having jurisdiction over any Real Property which are not violated by the current or contemplated use and operation of the Real Property and (d) restrictions on the transfer of securities arising under federal and state securities laws.

“Permitted Transferee” means (a) with respect to any Owner that is an entity, any Affiliate of such Owner, and (b) with respect to any Owner who is a natural person, (i) a trust under which the distribution of Shares or Earn-Out Shares may be made only to such Owner and/or any Family Group Member of such Owner, (ii) a charitable remainder trust, the income from which will be paid to such Owner during his life, (iii) a corporation, partnership or limited liability company, the stockholders, partners or members of which are only such Owner and/or Family Group Members of such Owner, or (iv) by will or by the laws of intestate succession, to such Owner’s executors, administrators, testamentary trustees, legatees or beneficiaries; however, for purposes of this definition, all references to “30%” in the definition of “Affiliate” shall be deemed to be 50.1%.

“Person” means any individual or corporation, association, partnership, limited liability company, joint venture, joint stock or other company, business trust, trust, organization, Governmental Authority or other entity of any kind.

 “Release” means the release, spill, emission, leaking, pumping, injection, deposit, disposal, discharge, dispersal, leaching or migrating into the indoor or outdoor environment of any Contaminant through, in, into or from the air, soil, surface water, groundwater or any property.

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“Remedial Action” means actions required to (i) clean up, remove, treat or in any other way address Contaminants in the indoor or outdoor environment; (ii) prevent the Release or threat of Release or minimize the further Release or threat of Release of Contaminants; or (iii) investigate and determine if a remedial response is needed, design such a response and perform post-response investigation, monitoring, operation, maintenance and care.

“Representative” means, with respect to any Person, any director, manager, officer, employee, agent, consultant, advisor, or other representative of such Person, including legal counsel, accountants, and financial advisors.

“Retail Store” means any location in which retail sales of the E-Cig Products is conducted.

“Schedules to APA” means the Sellers’ and Owners’ disclosure schedules to the representations and warranties in Article II, Parent’s and Buyer’s disclosure schedules to the representations and warranties in Article III and the other schedules to this Agreement, in each case mutually agreed upon and countersigned by Parent, Buyer, and Sellers on the date of this Agreement.

“Seller Debt” means the Sellers’ line of credit with Executive National Bank and any loans from one or more Owners (or any Affiliate thereof) to the Sellers.

“Seller/Owner Material Adverse Effect” means any change, development, event, occurrence or effect relating to the Business, operations, Assets (including the Acquired Assets), Backlog, condition (financial or otherwise) or results of operations of the Companies which when considered either individually or in the aggregate together with all other adverse changes or effects with respect to which such phrase is used in this Agreement, (a) is, or could reasonably be expected to be, materially adverse to the Companies’ business, operations, Assets (including the Acquired Assets), Backlog, condition (financial or otherwise) or results of operations of the Companies or (b) prevents or materially delays the Sellers’ and/or Owners’ ability to perform their obligations hereunder and/or any Company Agreement, excluding, in each case, any adverse change, development, event or effect arising from or relating to (a) general business or economic conditions, (b) financial, banking or securities markets and/or (c) changes or potential changes in Legal Requirements.

 “Seller Fundamental Representations” means the representations and warranties set forth in Section 2.1.1 (to the extent related to organization of each of the Companies), Section 2.3, the first two sentences of Section 2.9.1 (except with respect to Intellectual Property), Section 2.29, and the representations and warranties in Section 2.33 relating to federal and state income tax, sales and use taxes or payroll taxes.

“Software” means computer software or firmware in any form, including object code, source code, computer instructions, commands, programs, modules, routines, procedures, rules, libraries, macros, algorithms, tools, and scripts, and all documentation of or for any of the foregoing.

“Straddle Period” means a taxable period beginning on or before the Closing Date and ending after the Closing Date.
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“Stay Bonuses” means the retention payments to be made by International Vapor to certain employees of the Companies at or after the Closing as set forth in Schedule 4.1.

“Tax” or “Taxes” means (1) any federal, state, local or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental (including taxes under Section 59A of the Code), custom duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, unclaimed property, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated or other tax of any kind whatsoever and any governmental fee, governmental assessment or governmental charge of any kind whatsoever, including any interest, penalty or addition thereto, whether disputed or not, and any amounts payable pursuant to the determination or settlement of an audit and (2) liability for the payment of any amounts of the type described in clause (1) above as a result of any express or implied obligation to indemnify or otherwise assume or succeed to the liability of any other Person as a transferee or successor, as a withholding agent or collection agent, by operation of law or otherwise.

“Tax Return” means any return, declaration, report, claim for refund or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

“Technology” means all inventions, works, discoveries, innovations, know-how, information (including ideas, research and development, formulas, algorithms, compositions, processes and techniques, data, designs, drawings, specifications, customer and supplier lists, pricing and cost information, business and marketing plans and proposals, documentation and manuals), Software, computer hardware, integrated circuits and integrated circuit masks, electronic, electrical and mechanical equipment and all other forms of technology, including improvements, modifications, works in process, derivatives or changes, whether tangible or intangible, embodied in any form, whether or not protectable or protected by patent, copyright, mask work right, trade secret law or otherwise, and all documents and other materials recording any of the foregoing.

“Trade Secrets” means trade secrets, know how and confidential business information and any other information, however documented, that is a trade secret within the meaning of the applicable trade secret protection Laws, including the Uniform Trade Secrets Act.

“Treasury Regulations” means the regulations promulgated under the Code.

 “Unknown Liabilities” means all (i) Liabilities that were not known by Epstein, Herrera or Molina at or prior to the Closing and could not have been discovered had reasonable inquiry been made and (ii) shall include those Liabilities that were not known by Buyer or Parent as a result of all breaches arising from undisclosed exceptions to those representations and warranties made by the Sellers and/or Owners in this Agreement (and the Company Agreements (other than the Employment Agreements) or in any certificate delivered by Sellers and/or Owners at Closing which exceptions were not known by Epstein, Herrera or Molina at or prior to Closing and could not have been discovered had reasonable inquiry been made.

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“Volume Weighted Average Closing Price” means the weighted average closing price per share of the Parent’s common stock, as reported on the primary exchange on which such common stock is traded or quoted, for the thirty (30) trading days preceding the date of this Agreement, subject to appropriate adjustment in the event of any stock dividend, stock split, combination or other similar recapitalization with respect to Parent’s common stock.

11.2           Glossary of Other Defined Terms. The following sets forth the location of definitions of capitalized terms defined in the body of this Agreement:

Term	Location

“Acquired Assets”	Section 1.1.1
“Acquisition Proposal”	Section 4.6
“Actual Wholesale Revenue”	Section 1.7.6(a)
“Agreement”	Preamble
“Assets”	Section 2.9.1
“Assignment and Assumption Agreement”	Section 1.5.2(a)(ii)
“Assumed Liabilities”	Section 1.1.3
“Assumption Conditions”	Section 7.4.2
“Audited Financials”	Section 2.6.1
“Bills of Sale”	Section 1.5.2(a)(i)
“Breakup Fee”	Section 9.2.2(a)
“Business”	Recitals
“Buyer”	Preamble
“Buyer Indemnified Person”	Section 7.1.1
“Buyer’s Earn-Out Position”	Section 1.7.5
“Buyer Loan”	Section 4.8
“Buyer’s Plan”	Section 6.8.2
“Cash Purchase Price”	Section 1.2.2
“Closing”	Section 1.5.1
“Closing Date”	Section 1.5.1
“Companies”	Section 2.33
“Company Agreements”	Section 2.3
“Company Employees”	Section 2.17.1
“Company Systems”	Section 2.14.9
“Competitive Business”	Section 6.2.1(a)
“Confidential Information”	Section 6.1.1
“Disclosed Contract”	Section 2.19.2
“Earn-Out”	Section 1.7.1
“Earn-Out Dispute Expenses”	Section 1.7.5
“Earn-Out Objection”	Section 1.7.5
“Earn-Out Review Period”	Section 1.7.5
“Earn-Out Payments”	Section 1.7.1
“Earn-Out Shares”	Section 1.7.1
“Earn-Out Start Date”	Section 1.7.1(a)
“E-Cig Products”	Recitals
“Employee Shareholder”	Section 1.7.11

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Term	Location

“Employee Plans”	Section 2.17.1
“Employment Agreements”	Recitals
“Employment Earn-Out”	Section 1.7.7
“EO Financial Statements”	Section 1.7.3
“Epstein”	Recitals
“Equipment”	Section 2.13
“Equity Earn-Out”	Section 1.7.7
“ERISA Affiliate”	Section 2.17.1
“Escrow Account”	Section 1.3
“Escrow Agent”	Section 1.3
“Escrow Agreement”	Section 1.3
“Escrow Fund”	Section 1.2.4(a)
“Escrow Period”	Section 1.3
“Escrow Shares”	Section 7.2.
“Excluded Assets”	Section 1.1.2
“Expiration Date”	Section 7.3
“Financials”	Section 2.6.1
“Financial Statements Representation”	Section 7.1.2
“Fixed Purchase Price”	Section 1.2.2
“Fixed Stock Purchase Price”	Section 1.2.2
“Herrera”	Section 10.2.1
“Interim Financials”	Section 2.6.1
“Interim Financial Statements”	Section 4.7
“International Vapor”	Preamble
“IP Assignment Agreements”	Section 1.5.2(a)(iv)
“Liability Policies”	Section 2.6
“Licenses”	Section 2.14.6
“Losses”	Section 7.1.1
“Measurement Period”	Section 1.7.1(c)
“Molina”	Recitals
“Most Recent Balance Sheet”	Section 2.6.1
“Nutricigs”	Section 1.1.2(j)
“Online Earn-Out”	Section 1.7.1(b)
“Online Operations”	Recitals
“Owners”	Preamble
“Parent”	Preamble and Section 3.9
“PCBs”	Section 2.18.9
“Predecessor”	Section 2.1.2
“Primary Exchange”	Section 5.2.4
“Purchase Price”	Section 1.2.1
“Real Property”	Section 2.12.1
“Real Property Leases”	Section 2.12.1
“Receivables”	Section 2.10

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Term	Location

“Reimbursement Cap”	Section 9.2.2(b)
“Retail Earn-Out”	Section 1.7.1(c)
“Retail Earn-Out Installment Payments”	Section 1.7.2(b)
“Retail Operations”	Recitals
“Retained Liabilities”	Section 1.1.4
“Restrictive Covenant Breach”	Section 1.7.10
“Scheduled Permits”	Section 2.15.3
“SEC”	Section 2.15.4(d)
“SEC Filings”	Section 3.8
“Seller Indemnified Person”	Section 7.2
“Sellers”	Preamble
“Sellers’ Earn-Out Position”	Section 1.7.5
“Sellers Financial Statements”	Section 4.7
“Sellers’ Representatives”	Section 10.2.1
“Senior Management”	Section 1.7.8(a)
“Shares”	Section 1.2.2
“Territory”	Section 6.2.1
“Third Party Claim”	Section 7.4.1
“Third Party Acquisition”	Section 4.6
“Transferred Employee”	Section 6.8.2
“Underlying Leases”	Section 2.12.1
“Vapor Zone Franchising”	Section 1.1.(m)
“WARN”	Section 2.24.2
“Wholesale Earn-Out”	Section 1.7.1(a)
“Wholesale Earn-Out Installment Payments”	Section 1.7.1(a)
“Wholesale Earn-Out Installment Revenue”	Section 1.7.1(a)
“Wholesale Operations”	Recitals
“Work-In-Process”	Section 2.19.5

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11.3           Rules of Construction. Except as otherwise explicitly specified to the contrary, (a) each reference to a Section, Exhibit or Schedule means a Section of, or Schedule or Exhibit to this Agreement, unless another agreement is specified, (b) the word “including” will be construed as “including without limitation,” (c) references to a particular statute or regulation include all rules and regulations thereunder and any predecessor or successor statute, rules or regulation, in each case as amended or otherwise modified from time to time, (d) words in the singular or plural form include the plural and singular form, respectively, (e) references to a particular Person include such Person’s successors and assigns to the extent not prohibited by this Agreement and (f) all pronouns and any variations thereof refer to the masculine, feminine or neuter singular or plural as the identity of the Person or Persons may require. All Schedules to this Agreement are set forth on the Schedules to APA. The terms “hereof”, “herein”, “hereunder”, “hereto” and “herewith” and words of similar import shall, unless otherwise stated, be construed to refer to this Agreement and not to any particular provision of this Agreement. The word “or” shall not be exclusive. All references herein to “$” are to United States dollars. Any accounting term used in this Agreement shall have, unless otherwise specifically provided herein, the meaning customarily given such term in accordance with GAAP and all financial computations hereunder will be computed, unless otherwise specifically provided herein, in accordance with GAAP consistently applied. All references herein to any period of days shall mean the relevant number of calendar days unless otherwise specified. Whenever any action must be taken hereunder on or by a day that is not a Business Day, then such action may be validly taken on or by the next day that is a Business Day. All references herein to a “party” or “parties” are to a party or parties to this Agreement unless otherwise specified. The phrases “date of this Agreement,” “date hereof” and terms of similar impart, unless the context otherwise requires, shall be deemed to refer to the date set forth in the preamble of this Agreement.

[signature pages follow]

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IN WITNESS WHEREOF, each of the undersigned has executed and delivered this Agreement, or caused this Agreement to be duly executed on its behalf by its officer or manager thereunto duly authorized, as of the date first set forth above.

PARENT

Vapor Corp.
By:
Name:
Title:

BUYER

IVGI Acquisition, Inc.
By:
Name:
Title:

[ASSET PURCHASE AGREEMENT SIGNATURE PAGES]

IN WITNESS WHEREOF, each of the undersigned has executed and delivered this Agreement, or caused this Agreement to be duly executed on its behalf by its officer or manager thereunto duly authorized, as of the date first set forth above.

SELLERS

International Vapor Group, Inc.
By:
Name:
Title:

South Beach Smoke, Inc.
By:
Name:
Title:

Beach Wellness LLC
By:
Name:
Title:

Vapor Zone, Inc.
By:
Name:
Title:

[ASSET PURCHASE AGREEMENT SIGNATURE PAGES]

IN WITNESS WHEREOF, each of the undersigned has executed and delivered this Agreement, or caused this Agreement to be duly executed on its behalf by its officer or manager thereunto duly authorized, as of the date first set forth above.

OWNERS
DAVID EPSTEIN
DAVID HERRERA
NICOLAS MOLINA

[ASSET PURCHASE AGREEMENT SIGNATURE PAGES]

IN WITNESS WHEREOF, each of the undersigned has executed and delivered this Agreement, or caused this Agreement to be duly executed on its behalf by its officer or manager thereunto duly authorized, as of the date first set forth above.

OWNERS
John M. Scott
Martin Flumenbaum
Elizabeth R. McColm
Robert B. Schumer
Daniel J. Kramer
Angelo Bonvino
John E. Lange
Mark B. Wlazlo
Durlan Bergnes

[ASSET PURCHASE AGREEMENT SIGNATURE PAGES]

IN WITNESS WHEREOF, each of the undersigned has executed and delivered this Agreement, or caused this Agreement to be duly executed on its behalf by its officer or manager thereunto duly authorized, as of the date first set forth above.

OWNER
Milander Investments, LLC
By:
Name:
Title:

[ASSET PURCHASE AGREEMENT SIGNATURE PAGES]

IN WITNESS WHEREOF, each of the undersigned has executed and delivered this Agreement, or caused this Agreement to be duly executed on its behalf by its officer or manager thereunto duly authorized, as of the date first set forth above.

OWNER
DAVID MARDINI

[ASSET PURCHASE AGREEMENT SIGNATURE PAGES]

Exhibit A-1

Molina Employment Agreement

Exhibit A-2

Epstein Employment Agreement

Exhibit B

Escrow Agreement

The Buyer and Parent, on the one hand, and the Sellers Representatives, on the other hand, will, acting in good faith and using best efforts, mutually agree prior to the Closing Date on the form of the Escrow Agreement.

Exhibit C

Bill of Sale

Exhibit D

Assignment and Assumption Agreement

Exhibit E

IP Assignment Agreement

Exhibit F

Registration Rights Agreement

Exhibit A-2

FIRST AMENDMENT TO ASSET PURCHASE AGREEMENT

This First Amendment to Asset Purchase Agreement (this “First Amendment”) is made and entered into this 25th day of July, 2014 by and among Vapor Corp., a Delaware corporation (“Parent”), IVGI Acquisition, Inc., a Delaware corporation (“Buyer”), and Nicolas Molina, David Epstein and David Herrera, each a Florida resident and in his capacity as one of the Sellers’ Representatives. All capitalized terms used herein, but not otherwise defined herein, shall have the meanings ascribed to them in Asset Purchase Agreement (as defined below).

RECITALS

WHEREAS, the parties hereto have entered into that certain Asset Purchase Agreement dated May 14, 2014 (the “Asset Purchase Agreement”) by and among Parent, Buyer, the Sellers and the Owners (of which the Sellers’ Representatives are part) pursuant to which Buyer desires to purchase and assume from Sellers, and Sellers desire to sell and assign to Buyer, the Acquired Assets and the Assumed Liabilities;

WHEREAS, Section 10.5 of the Asset Purchase Agreement provides that the Asset Purchase Agreement may be amended by a written instrument signed by Parent, Buyer and the Sellers’ Representatives on behalf of the Sellers and the Owners; and

WHEREAS, the parties hereto desire to amend the Asset Purchase Agreement as set forth in this First Amendment.

NOW, THEREFORE, in accordance with Section 10.5 of the Asset Purchase Agreement and in consideration of the mutual covenants contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.           Amendment to Section 1.1.2 of the Asset Purchase Agreement. Section 1.1.2 of the Asset Purchase Agreement is hereby amended by inserting the following clauses at the end of such section:

“(n) the trademark “VAPOR ZONE,” the domain names containing “VAPORZONE” and the trade names “VaporZone”, all of the foregoing as set forth on Schedule 2.14 (collectively, the “Discontinued Brand”);

(o) all Contractual Obligations of the Sellers specifically pertaining to Inventory bearing the Discontinued Brand and/or the development or promotion of the Discontinued Brand; and

(p) all Inventory bearing the Discontinued Brand (the “Retained Inventory”).”

and deleting the word “and” after clause (l).

2.           Amendment to Section 1.1.4 of the Asset Purchase Agreement. Section 1.1.4 of the Asset Purchase Agreement is hereby amended by inserting the following clauses at the end of such section:

“(k) to the extent not included in the Net Working Capital calculation set forth in Section 1.2.5, all Liabilities for the actual out of pocket costs incurred by International Vapor prior to the Closing pursuant to and as limited by Section 4.10 for rebranding with the New Brand (i) the Acquired Assets which are branded with the Discontinued Brand and (ii) any and all aspects of the Business that use the Discontinued Brand as of the date of this Agreement (the “Pre-Closing Rebranding Costs”);

(l) all Liabilities arising from or specifically relating to that Finder’s Fee Agreement entered into as of January 26, 2013 by and between International Vapor and Allan Rothstein (the “Rothstein Agreement”); and

(m)         all Liabilities arising from or specifically relating to any DB Third Party Claim.”

and deleting the word “and” after clause (i).

3.           Amendment to Section 1.2.2 of the Asset Purchase Agreement. Section 1.2.2 of the Asset Purchase Agreement is hereby amended by deleting the clause “$19,100,000 (the “Fixed Stock Purchase Price” and, together with the Cash Purchase Price, the “Fixed Purchase Price”) with such Cash Purchase Price being subject to adjustment as provided in Section 1.2.5.” and inserting the following new clause in place thereof:

“$19,100,000 (the “Fixed Stock Purchase Price” and, together with the Cash Purchase Price, the “Fixed Purchase Price”) with such Cash Purchase Price and Fixed Stock Purchase Price being subject to adjustment as provided in Section 1.2.5 and Section 1.2.6, respectively.”

4.           Amendment to Section 1.2.4 of the Asset Purchase Agreement. Section 1.2.4 of the Asset Purchase Agreement is hereby amended by deleting paragraph (a) of such section in its entirety and inserting the following new paragraph (a):

“(a)       At the Closing, Buyer shall, out of the Fixed Stock Purchase Price to be paid to International Vapor on behalf of the Sellers, deposit in the Escrow Account on behalf of International Vapor on behalf of the Sellers pursuant Section 1.3 (such deposit, the “Escrow Fund”), Two Million Seven Hundred Twenty-Four Thousand Dollars ($2,724,000) worth of the Shares (calculated in accordance with Section 1.2.2) (such Shares, the “Escrow Shares”). The Escrow Shares shall be specifically allocated to satisfy the Sellers’ and Owners’ reimbursement obligations under Section 1.2.6 and their indemnity obligations pursuant to Article 7 as follows: (i) $100,000 worth of the Escrow Shares for purposes of Section 1.2.6 (the “Rebranding Escrow Shares” and the deposit thereof pursuant to Section 1.3, the “Rebranding Escrow Fund”), (ii) $624,000 worth of the Escrow Shares for purposes of Section 7.17 (along with any additional Escrow Shares deposited pursuant to Section 1.7.7, the “Special Escrow Shares” and the deposit thereof pursuant to Section 1.3 and Section 1.7.7, the “Special Escrow Fund”)) and (iii) $2,000,000 of the Escrow Shares for purposes of Article 7 other than Section 7.17 and Section 7.18 (the “General Escrow Shares” and the deposit thereof pursuant to Section 1.3, the “General Escrow Fund”).”

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5.           Amendment to Section 1.2.5 of the Asset Purchase Agreement. Section 1.2.5 of the Asset Purchase Agreement is hereby amended by deleting the last sentence of paragraph (a) of such section in its entirety and replacing it with the following sentence:

“ “Target Net Working Capital” means negative Fifty Thousand Dollars (-$50,000).”

6.           Amendment to Section 1.2 of the Asset Purchase Agreement. Section 1.2 of the Asset Purchase Agreement is hereby amended by inserting the following new Section 1.2.6 after Section 1.2.5:

“Section 1.2.6.     Rebranding Adjustment.

  (a)           On or prior to the date that is one hundred twenty (120) days following the Closing Date, Buyer shall prepare, or cause to be prepared, and deliver to Sellers’ Representatives a certificate executed by the Chief Financial Officer of Buyer setting forth the Post-Closing Rebranding Costs and the calculation thereof. “Post-Closing Rebranding Costs” means the actual, required and essential out of pocket costs incurred by Buyer, with the approval of International Vapor, which approval shall not be unreasonably withheld, delayed or conditioned, after the Closing and prior to the date of such certificate, to complete the rebranding of the Acquired Assets and any and all aspects of the Business with the New Brand to the extent International Vapor does not do so to prior to the Closing in accordance with Section 4.10; provided that Post-Closing Rebranding Costs shall not include (x) advertising or brand marketing costs related to the New Brand to the extent that the aggregate amount of such costs, when added to the New Brand Marketing Expense, would exceed $50,000, (y) costs to replace inventory or packaging bearing the Discontinued Brand, or (z) costs included in the Net Working Capital calculation set forth in Section 1.2.5.

  (b)           Sellers’ Representatives shall complete their review of the Post-Closing Rebranding Costs within thirty (30) days after delivery thereof by Buyer. During such review period, Buyer shall provide Sellers’ Representatives with access to all books and records reasonably requested by Sellers’ Representatives to review the Post-Closing Rebranding Costs, and Buyer shall make reasonably available its representatives responsible for the preparation of the Post-Closing Rebranding Costs in order to respond to the inquiries of Sellers’ Representatives. If Sellers’ Representatives object to the Post-Closing Rebranding Costs for any reason (including, without limitation, that any such costs were not required for and essential to the rebranding), they shall, on or before the last day of such 30-day period, so inform Buyer in writing (an “IVG Objection”), setting forth a specific description of the basis of Sellers’ Representatives’ determination and the adjustments to the Post-Closing Rebranding Costs that Sellers’ Representatives believe should be made. To the extent any disagreement therewith is not described in an IVG Objection received by Buyer on or before the last day of such 30-day period, then the Post-Closing Rebranding Costs set forth on the certificate delivered by Buyer to Sellers’ Representative pursuant to Section 1.2.6(a) shall be deemed agreed, final and binding on the parties.

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  (c)           On the date that is one hundred twenty (120) days following the Closing Date or a date that is not less than five (5) Business Days prior to such 120th day, Sellers’ Representatives shall prepare, or cause to be prepared, and deliver to Buyer a certificate executed by the Sellers’ Representatives setting forth the value (determined by reference to the actual cost paid by Sellers for such Retained Inventory) of the Retained Inventory owned by International Vapor as of the end of the one hundred twentieth (120th) day after the Closing Date and the calculation thereof (the lesser of (x) such value and (y) Two Hundred Fifty Thousand Dollars ($250,000), the “Retained Inventory Value”).

  (d)           Buyer shall complete its review of the Retained Inventory Value within thirty (30) days after delivery thereof by Sellers’ Representatives. During such review period, International Vapor shall provide Buyer with the opportunity to view the Retained Inventory and access to all books and records reasonably requested by Buyer to review the Retained Inventory Value, and International Vapor shall make reasonably available its representatives responsible for the preparation of the Retained Inventory Value in order to respond to the inquiries of Buyer. If Buyer objects to the Retained Inventory Value for any reason, it shall, on or before the last day of such 30-day period, so inform the Sellers’ Representatives in writing (a “Buyer Objection”), setting forth a specific description of the basis of Buyer’s determination and the adjustments to the Retained Inventory Value that Buyer believes should be made. To the extent any disagreement therewith is not described in a Buyer Objection received by the Sellers’ Representatives on or before the last day of such 30-day period, then the Retained Inventory Value set forth on the certificate delivered by the Sellers’ Representatives to Buyer pursuant to Section 1.2.6(c) shall be deemed agreed, final and binding on the parties.

  (e)           If Sellers’ Representatives timely deliver an IVG Objection to Buyer and/or Buyer timely delivers a Buyer Objection to Sellers’ Representatives, and Sellers’ Representatives and Buyer are unable to resolve all of their disagreements with respect to the proposed adjustments set forth in the IVG Objection and/or the Buyer Objection within thirty (30) days after the later of the date that Buyer receives the IVG Objection and the date that the Sellers’ Representatives receive the Buyer Objection, then any such unresolved disagreement shall be submitted for resolution by arbitration in Fort Lauderdale, Florida before one arbitrator, which arbitration shall be administered by JAMS pursuant to its Comprehensive Arbitration Rules and Procedures and in accordance with the Expedited Procedures in those Rules notwithstanding anything to the contrary set forth in Section 10.14. The arbitrator shall be selected by mutual agreement of Buyer and the Sellers’ Representatives or, if the parties cannot agree, then by striking from a list of arbitrators supplied by JAMS. The arbitrator shall issue a written opinion determining the definitive amount of the Post-Closing Rebranding Costs and/or the Retained Inventory Value at issue in the arbitration, which determination shall be final and binding upon the parties. Each of Buyer and the Sellers’ Representatives, as a single party on behalf of the Sellers and Owners, shall be responsible for fifty percent (50%) of the arbitrator’s fees and expenses and each such party shall be responsible for its own attorneys’ fees and expenses for the arbitration.

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  (f)           To the extent that the Post-Closing Rebranding Costs, as finally determined in accordance with paragraphs (b) and (e), as applicable, of this Section 1.2.6, exceed the Retained Inventory Value, as finally determined in accordance with paragraphs (d) and (e), as applicable, of this Section 1.2.6, then on or prior to the fifth (5th) Business Day following the date when the Post-Closing Rebranding Costs and the Retained Inventory Value have both been finally determined, International Vapor and Owners shall reimburse Parent for the positive difference between the Post-Closing Rebranding Costs and the Retained Inventory Value (the “Rebranding Cost Surplus”), first, from the Rebranding Escrow Shares and second, to the extent that the Rebranding Escrow Shares shall be insufficient to reimburse Parent in full for the Rebranding Cost Surplus, the Buyer will have a right of offset against any earned but unpaid portion of the Earn-Out; provided, however, if no such earned but unpaid portion of the Earn-Out Payments shall be available to satisfy such remaining Rebranding Cost Surplus or no portion of the Earn-Out Payments is then earned, the Sellers and Owners shall satisfy such reimbursement claim by, at the Sellers’ and/or Owners’ sole option, either a tender of Shares or Earn-Out Shares or a cash payment to Parent. For the avoidance of doubt and ambiguity, the Sellers and the Owners may, at their sole option, satisfy any Rebranding Cost Surplus with cash, and shall satisfy any such Rebranding Cost Surplus with a cash payment to the extent the Rebranding Escrow Shares, the Shares and Earn-Out Shares then owned by them (or earned as an Earn-Out Payment but not yet issued to them) are not sufficient to do so in full. The value ascribed to the Rebranding Escrow Shares, the Earn-Out Shares or the Shares offset or tendered (as applicable) for purposes of satisfaction of the Rebranding Cost Surplus shall be equal to the quotient of the amount of the Rebranding Cost Surplus required to be paid divided by the greater of (A) the 30-trading day weighted average closing price per share of the Parent’s common stock, as reported on the primary exchange on which the Parent’s common stock is traded or quoted, preceding the date of when the reimbursement claim is required to be paid, or (B) the Volume Weighted Average Closing Price.

  (g)           To the extent that the Retained Inventory Value, as finally determined in accordance with paragraphs (d) and (e), as applicable, of this Section 1.2.6, exceeds the Post-Closing Rebranding Costs, as finally determined in accordance with paragraphs (b) and (e), as applicable, of this Section 1.2.6, then on or prior to the fifth (5th) Business Day following the date when the Post-Closing Rebranding Costs and the Retained Inventory Value have both been finally determined, Parent shall issue to International Vapor, for distribution to the Owners pro rata based on each Owner’s Percentage Ownership, newly issued unregistered shares of the Parent’s common stock, the number of which would be equal to the quotient of (x) the positive difference between the Retained Inventory Value and the Post-Closing Rebranding Costs divided by (y) the Volume Weighted Average Closing Price.”

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7.           Amendment to Section 1.3 of the Asset Purchase Agreement. Section 1.3 of the Asset Purchase Agreement is hereby amended by deleting such section in its entirety and inserting the following new section:

 “Section 1.3     Escrow. To provide for an escrow account or accounts to secure and to serve as a fund in respect of the indemnification obligations of the Sellers and Owners under this Agreement, Buyer, the Sellers’ Representatives and the Escrow Agent at Closing shall enter into an Escrow Agreement substantially in the form of Exhibit B (the “Escrow Agreement”). At Closing, the Buyer shall deposit the Escrow Shares with the Escrow Agent to be held in an account or accounts (the “Escrow Account”) pursuant to the terms of the Escrow Agreement. All Rebranding Escrow Shares remaining in the Escrow Account after the Rebranding Cost Reimbursement shall be distributed to the Owners in accordance with the Escrow Agreement on the third Business Day after the Rebranding Cost Reimbursement. Except with respect to Special Escrow Shares retained to fund Buyer Indemnified Persons’ indemnity claims made in accordance with Article 7 on or before the twenty-seventh (27th) month anniversary following the Closing Date (the “Escrow Period”), all Special Escrow Shares then remaining in the Escrow Account shall be distributed to the Owners in accordance with the Escrow Agreement on the third Business Day after the earlier of (a) the final resolution, by settlement, litigation or otherwise, of the dispute between International Vapor and Allan Rothstein regarding the Rothstein Agreement (the “Rothstein Resolution”) and (b) the expiration of the Escrow Period; provided that, the portion of the Special Escrow Shares deposited in the Escrow Account pursuant to Section 1.7.7 shall be distributed to the Owners in accordance with the proportions set forth in Section 1.7.7. Except with respect to General Escrow Shares retained to fund Buyer Indemnified Persons’ indemnity claims made in accordance with Article 7 prior to the expiration of the Escrow Period, all General Escrow Shares in the Escrow Account shall be distributed to the Owners in accordance with the Escrow Agreement on the third Business Day after the expiration of the Escrow Period. With respect to any pending claim, promptly following resolution of such pending claim, the Special Escrow Shares or the General Escrow Shares, as applicable and if any, retained to fund such pending claim which have not been paid, which are not payable to any Buyer Indemnified Person pursuant to Article 7 in connection with such resolution, and which are not required to remain in the Escrow Account to satisfy other pending claims, shall be distributed to the Owners.”

8.           Amendment to Section 1.7.7 of the Asset Purchase Agreement. Section 1.7.7 of the Asset Purchase Agreement is hereby amended by deleting such section in its entirety and inserting the following new section:

“ 1.7.7 Manner of Payment. The Earn-Out, if any, shall be payable to the Owners, in part as stockholders of International Vapor and in part, as to Molina and Epstein, as employees of the Buyer, in newly issued unregistered shares of the Parent’s common stock (“Earn-Out Shares”), the number of which would be equal to the quotient of such earned portion of the Earn-Out Payment divided by the Volume Weighted Average Closing Price. The Earn-Out, if any, shall be paid directly to the Owners by Buyer. 43.17% of the Earn-Out shall be paid to the Owners pro rata based upon their respective Ownership Percentages (the aggregate of all such payments, the “Equity Earn-Out”), 40.28% of the Earn-Out shall be paid to Molina pursuant to the terms of his Employment Agreement and 16.55% of the Earn-Out shall be paid to Epstein pursuant to the terms of his Employment Agreement (the aggregate portion of the Earn-Out payable to Epstein and Molina pursuant to their respective Employment Agreements, the “Employment Earn-Out”), provided that prior to the Rothstein Resolution, 3% of the aggregate number of Earn-Out Shares constituting each Earn-Out Payment that would otherwise be paid by Buyer to the Owners shall instead be deposited by the Buyer in the Escrow Account as Special Escrow Shares. Subject to Section 1.7.10, Section 1.7.11 and Section 1.7.12, any Earn-Out Payments made by Buyer pursuant to this Section 1.7 shall be apportioned among the Owners as set forth in the preceding sentence. Any payments owed by an Owner to the Buyer pursuant to Sections 1.7.6(a) or 1.7.6(c) shall be paid to the Buyer from the Shares and/or Earn-Out Shares received by such Owner prior to the date thereof, the number of which would be equal to the quotient of such payment divided by the Volume Weighted Average Closing Price.”

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9.           Amendment of Section 4.8.2 of the Asset Purchase Agreement. Section 4.8.2 of the Asset Purchase Agreement is hereby amended by deleting the first and second sentences of such section and inserting the following new sentences in place thereof:

“If International Vapor presents Parent with a valid invoice for expenses incurred for (i) new E-Cig Products comprising Inventory other than with the Discontinued Brand, (ii) attendance at trade shows or (iii) capital expenditures for the Retail Operations and Parent approves such invoice in whole or in part, which approval shall not be unreasonably withheld, delayed or conditioned, Parent shall pay such approved portion of such invoice and such payment shall be deemed to be a loan from Parent to International Vapor (each, a “Capex Loan”). Capex Loans may not exceed $500,000 in the aggregate, provided that no more than $200,000 of the Capex Loans shall be for expenses incurred under clauses (ii) and (iii) of the preceding sentence.”

10.         Amendment of Section 4 of the Asset Purchase Agreement. Article 4 of the Asset Purchase Agreement is hereby amended by inserting the following new Sections 4.10 and 4.11 after Section 4.9:

“4.10     Rebranding.

International Vapor shall use commercially reasonable efforts to resolve, through settlement, litigation or otherwise, any and all third party claims filed in court and still prosecutable (whether or not pending before any such court) against any Seller at or prior to the Closing arising from a claim that the Business’ use of the Discontinued Brand infringes on or is likely to cause confusion with another’s mark or trade name (each a “DB Third Party Claim”), at International Vapor’s sole cost and expense, provided that any such settlement of a DB Third Party Claim that does not include a full and general release of all Buyer Indemnified Persons from all Liabilities arising or relating to, or in connection with, each such DB Third Party Claim shall be subject to Parent’s prior written approval, which shall not be unreasonably withheld or delayed. Subject to the last sentence of this Section 4.10, Sellers and Owners agree that International Vapor shall use commercially reasonable efforts to cease using the Discontinued Brand as soon as reasonably practicable and, at its sole cost and expense, shall rebrand (i) the Acquired Assets which are branded with the Discontinued Brand (including, without limitation, Vapor Zone Franchising) and (ii) any and all aspects of the Business (including, without limitation, the company-owned and franchised retail store line of business) using the Discontinued Brand as of the date of this Agreement with one or more new brands, which shall be mutually agreed upon by Parent and the Sellers’ Representatives in writing no later than August 15, 2014 (collectively, the “New Brand”), provided that International Vapor shall not implement any aspect of such rebranding of the Acquired Assets and the Business prior to the Closing without the prior written approval of Parent, which approval shall not be unreasonably delayed, conditioned or withheld, and provided, further, that, prior to Closing, International Vapor shall be obligated, at its sole cost and expense, to advertise and brand market the New Brand in the ordinary course of business consistent with its past practice of advertising and brand marketing the Discontinued Brand, and in addition to such ordinary course advertising and brand marketing, International Vapor shall be obligated, at its sole cost and expense, to actively advertise and brand market the New Brand by incurring costs and expenses up to, but not in excess of, $50,000 (such costs, in excess of the ordinary course advertising and brand marketing expenses, the “New Brand Marketing Expense”). For the avoidance of doubt, International Vapor shall be permitted to continue to sell, prior to Closing, Inventory bearing the Discontinued Brand, provided that any such sale will be independent of, and shall not involve, Parent, Buyer or their respective businesses and/or operations. International Vapor shall be responsible for all the Pre-Closing Rebranding Costs and such Pre-Closing Rebranding Costs shall be included as current liabilities, to the extent required to be accrued pursuant to GAAP at Closing, of the Companies on a consolidated basis, and any Inventory bearing the Discontinued Brand shall not be included as current assets of the Companies on a consolidated basis, in the determination of Net Working Capital as of the Closing Date notwithstanding anything to the contrary set forth in Section 1.2.5. From and after the time, as contemplated under this Section 4.10, that International Vapor ceases to use the Discontinued Brand, the Sellers and Owners, severally and not jointly, hereby acknowledge and agree that no Seller or Owner will ever use or allow the use of, directly or indirectly, the Discontinued Brand in connection with any Competitive Business except that (x) the Sellers and Owners may allow the use of the Discontinued Brand by any third party with which none of them have an affiliation as a part of the settlement of a DB Third Party Claim in accordance with the first sentence of this Section 4.10 and (y) during the period beginning on the Closing Date and ending one hundred and twenty (120) days thereafter, International Vapor may, in its sole discretion, sell any Retained Inventory, provided that any such sale will be independent of, and shall not involve, Parent, Buyer or their respective businesses and/or operations.

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4.11        Leases. If not later than ten (10) Business Days prior to the Closing International Vapor presents Parent with a real estate lease for a new retail store on terms and conditions reasonably satisfactory to Parent then Parent shall, directly or indirectly, enter into such real estate lease subject to the counterparty landlord’s consent and fund all associated lease security deposits and expenses for the build out and opening of such store, provided, however, that prior to the Closing (a) Parent shall not be required enter into more than ten (10) such real estate leases (each a “Store Lease”) and fund more than $41,000 per Store Lease for the associated security deposits and expenses for the build out of the applicable store and (b) Parent shall make no expenditure pursuant to this sentence without the prior approval of International Vapor, which approval shall not be unreasonably withheld, delayed or conditioned. Should the Closing occur, any Store Lease then in effect shall be included in the Acquired Assets and Assumed Liabilities, and notwithstanding any language in the Agreement to the contrary, each store for which a Store Lease is then in effect shall be deemed a Retail Store opened during the Measurement Period for purposes of the calculation of the Retail Earn-Out whether opened before or after the Closing Date. In the event this Agreement is terminated for any reason then Parent shall retain each such Store Lease then in effect and operate the retail store thereunder, in its sole and absolute discretion, either as (x) a franchised store of International Vapor pursuant to the franchise agreement then in use by International Vapor or (y) a non-franchised store, independent from International Vapor and which store shall not use the Discontinued Brand or the New Brand, and in any manner Parent deems appropriate in its sole and absolute discretion subject to the permitted use specified in the applicable Store Lease.”

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11.         Amendment to Section 6.7 of the Asset Purchase Agreement. Section 6.7 of the Asset Purchase Agreement is hereby amended by deleting such section in its entirety and inserting the following new section:

“6.7     Use of Name. The Sellers and the Owners, severally and not jointly, hereby acknowledge and agree that, upon the consummation of the Contemplated Transactions, the Buyer shall have the sole right to use the names “International Vapor”, “South Beach Smoke”, “Beach Wellness”, the New Brand or any service marks, trademarks, trade names, identifying symbols, logos, emblems, signs or insignia related thereto or containing or comprising the foregoing, including any name or mark confusingly similar thereto. Following the Closing, no Seller or any Owner or any of their Affiliates will use the names “International Vapor”, “South Beach Smoke”, “Beach Wellness”, the New Brand or any confusingly similar names and each Seller shall at Closing terminate such names or assumed names by making all necessary filings with the appropriate Governmental Authorities. In addition, no Seller or Owner will ever use or allow the use of, directly or indirectly, the names “International Vapor”, “South Beach Smoke”, “Beach Wellness”, or the New Brand in connection with any Competitive Business.”

12.         Amendment to Section 7.1.1 of the Asset Purchase Agreement.

a.	Section 7.1.1 of the Asset Purchase Agreement is hereby amended by deleting clauses (b), (c) and (d) of such section in its entirety and inserting the following new clauses (b), (c), (d) and (e):

“(b) any breach or violation of any covenant or agreement of any Seller and/or Owner contained in this Agreement or any Company Agreement (other than the Employment Agreements) that is to be performed either prior to, on or after Closing other than as specified in clause (e) of this Section 7.1.1;

(c) any Retained Liabilities other than the Retained Liabilities specified in Section 1.1.4 (l) (which shall be subject to the indemnity obligations of the Sellers and Owners set forth in Section 7.17) and the Retained Liabilities specified in Section 1.1.4 (m) (which shall be subject to the indemnity obligations of the Sellers and Owners set forth in Section 7.18);

(d) any Liabilities associated with the (x) pre-Closing operations of Vapor Zone Franchising that are not Retained Liabilities under Section 1.1.4(k), (y) the pre and post-Closing operations of Nutricigs and/or (z) the pre-Closing actions of any Seller or Owner under Section 4.10 that are not Retained Liabilities under Section 1.1.4(m); or

(e) any breach or violation of any covenant or agreement of any Seller or Owner under Section 4.10 (for the avoidance of doubt, any Liabilities relating to any DB Third Party Claim shall be subject to the indemnity obligations of the Sellers and Owners set forth in Section 7.18).”

b.    Section 7.1.1 of the Asset Purchase Agreement is hereby amended by adding the following sentence:

“Notwithstanding anything to the contrary contained in this Agreement, International Vapor and the Owners shall have no indemnification obligation with respect to the Post-Closing Rebranding Costs other than with respect to the breach of a covenant or agreement of Sellers and/or Owners under Section 1.2.6.”

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13.         Amendment to Section 7.1.2 of the Asset Purchase Agreement. Section 7.1.2 of the Asset Purchase Agreement is hereby amended by inserting at the end of the last sentence of such section the following phrase:

“and Section 7.1.1(e);”

14.         Amendment to Section 7.1.3 of the Asset Purchase Agreement. Section 7.1.3 of the Asset Purchase Agreement is hereby amended by inserting at the end of the last sentence of such section the following:

“and Section 7.1.1(e);”

15.         Amendment to Section 7.7.1 of the Asset Purchase Agreement. Section 7.7.1 of the Asset Purchase Agreement is hereby amended by inserting the phrases “General Escrow Fund” and “General Escrow Shares” in place of the phrases “Escrow Fund” and “Escrow Shares”, respectively, throughout such section.

16.         Amendment to Article 7 of the Asset Purchase Agreement. Article 7 of the Asset Purchase Agreement is hereby amended by inserting the following new Sections 7.17 and 7.18 after Section 7.16:

“7.17     Special Indemnification.

7.17.1     From and after Closing, International Vapor and the Owners will indemnify and hold harmless the Buyer Indemnified Persons from, against and in respect of any and all Losses incurred or suffered by Buyer Indemnified Persons or any of them (including any Losses sustained or incurred after the end of the survival period specified in Section 7.17.2, provided that a claim is made in writing to Sellers’ Representatives prior to the end of the survival period in accordance with the terms of this Agreement) as a result of, arising out of or directly or indirectly relating to all Liabilities arising from or relating to the Rothstein Agreement.

7.17.2     International Vapor’s and the Owners’ aggregate indemnification obligation pursuant to Section 7.17.1 shall be uncapped and their indemnification obligations pursuant to Section 7.17.1 shall survive until expiration of the applicable statute of limitations for Losses under Section 7.17.1. Section 7.4.3, Section 7.5, and Section 7.8 through Section 7.16 shall apply to this Section 7.17. For the avoidance of doubt, Sections 7.1, 7.3, 7.4 (other than 7.4.3), 7.6, and 7.7 shall not apply to this Section 7.17.

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7.17.3     Notwithstanding anything to the contrary contained herein, all of Sellers’ and Owners’ indemnification obligations (including attorneys’ fees and costs) pursuant to this Section 7.17 will be satisfied, first, from the Special Escrow Shares except to the extent that a Seller and/or Owner shall elect, at his/its sole option, to satisfy their respective portion with cash. To the extent that the Special Escrow Shares shall have been fully exhausted and, therefore, shall be insufficient to satisfy a properly asserted indemnification claim the Buyer would have (except to the extent that any Seller and/or Owner shall elect to satisfy the same with cash) a right of offset against any earned but unpaid portion of the Earn-Out, however, if no such earned but unpaid portion of the Earn-Out Payments shall be available to satisfy such claim or no portion of the Earn-Out Payments is then earned, the Sellers and Owners shall satisfy such indemnification claim by, at the Sellers’ and/or Owners’ sole option, either a tender of Shares or Earn-Out Shares or a cash payment to the Buyer. For the avoidance of doubt and ambiguity, the Sellers and the Owners shall satisfy any indemnity claim with a cash payment to the extent the Shares and Earn-Out Shares then owned by them (or earned as an Earn-Out Payment but not yet issued to them) are not sufficient to do so in full. The value ascribed to the Special Escrow Shares, the Earn-Out Shares or the Shares to be released from the Special Escrow Fund, offset or tendered (as applicable) for purposes of satisfaction of any Buyer Indemnified Person’s indemnification claim under this Section 7.17 shall be equal to the quotient of the amount of the claims required to be paid divided by the greater of (A) the 30-trading day weighted average closing price per share of the Parent’s common stock, as reported on the primary exchange on which the Parent’s common stock is traded or quoted, preceding the date of when the claim is required to be paid, or (B) the Volume Weighted Average Closing Price. For the avoidance of doubt, in the event that a Seller or Owner is obligated to pay legal fees, costs and expenses, whether of the Sellers and/or Owners or any Buyer Indemnified Person, pursuant to the Sellers’ or Owners’ indemnification obligations as set forth in this Section 7.17, then upon the request of the Sellers’ Representative, a sufficient number of Special Escrow Shares then in the Special Escrow Fund shall be released to such Sellers and/or Owners to fund the amount of such obligation based on the value ascribed to such Special Escrow Shares as set forth in the preceding sentence; provided, however, that not more than an aggregate of 50% of the Special Escrow Shares held in the Special Escrow Fund on the Closing Date shall be released to fund such obligations. Further, in the event that International Vapor enters into a settlement agreement with Allan Rothstein regarding the Rothstein Agreement that involves a payment to Allan Rothstein of Shares, a sufficient number of Special Escrow Shares then in the Special Escrow Fund shall be released to International Vapor to fund the amount of such obligation based on the value ascribed to such Special Escrow Shares as set forth two sentences above. Buyer consents to Kozyak Tropin & Throckmorton serving as counsel to International Vapor with respect to the Rothstein Resolution, and consents to International Vapor and Owners assuming the defense of, and engaging Kozyak Tropin & Throckmorton to serve as counsel to the Buyer Indemnified Persons with respect to, any third party claim against which International Vapor and the Owners are obligated to indemnify the Buyer Indemnified Persons pursuant to Section 7.17.1; provided, however, the Buyer Indemnified Persons shall be entitled to separate counsel, at the expense of the Sellers and Owners, in the event a conflict of interest arises by virtue of such joint legal representation under the Florida Rules of Professional Conduct and Buyer’s foregoing consent for Kozyak Tropin & Throckmorton to serve as joint counsel shall not be deemed to constitute a waiver by it or any other Buyer Indemnified Person of any such conflict of interest.”

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“7.18     DB Third Party Claim Indemnification.

7.18.1     From and after Closing, International Vapor and the Owners will indemnify and hold harmless the Buyer Indemnified Persons from, against and in respect of any and all Losses incurred or suffered by Buyer Indemnified Persons or any of them (including any Losses sustained or incurred after the end of the survival period specified in Section 7.18.2, provided that a claim is made in writing to Sellers’ Representatives prior to the end of the survival period in accordance with the terms of this Agreement) as a result of, arising out of or directly or indirectly relating to all Liabilities arising from or relating to any DB Third Party Claim.

7.18.2     International Vapor’s and the Owners’ aggregate indemnification obligation pursuant to Section 7.18.1 shall be uncapped and their indemnification obligations pursuant to Section 7.18.1 shall survive until expiration of the applicable statute of limitations for Losses under Section 7.18.1. Section 7.4.3, Section 7.5, and Section 7.8 through Section 7.16 shall apply to this Section 7.17. For the avoidance of doubt, Sections 7.1, 7.3, 7.4 (other than 7.4.3), 7.6, and 7.7 shall not apply to this Section 7.18.

7.18.3    Buyer consents to Gallivan, White & Boyd P.A. serving as counsel to International Vapor with respect to any DB Third Party Claim, and consents to International Vapor and Owners assuming the defense of, and engaging Gallivan, White & Boyd P.A. to serve as counsel to the Buyer Indemnified Persons with respect to, any DB Third Party Claim against which International Vapor and the Owners are obligated to indemnify the Buyer Indemnified Persons pursuant to Section 7.18.1; provided, however, the Buyer Indemnified Persons shall be entitled to separate counsel, at the expense of the Sellers and Owners, in the event a conflict of interest arises by virtue of such joint legal representation under the Florida Rules of Professional Conduct or the South Carolina Rules of Professional Conduct and Buyer’s foregoing consent for Gallivan, White & Boyd P.A. to serve as joint counsel shall not be deemed to constitute a waiver by it or any other Buyer Indemnified Person of any such conflict of interest. Notwithstanding anything to the contrary contained herein, all of Sellers’ and Owners’ indemnification obligations (including attorneys’ fees and costs) pursuant to this Section 7.18 will be satisfied with cash payments.”

17.         Amendment of Section 9.1.2 of the Asset Purchase Agreement. Section 9.1.2 of the Asset Purchase Agreement is hereby amended by deleting the date “July 31, 2014” contained in such section with the following new date:

“September 30, 2014;”

18.         Joint and Several Obligations. All payment and indemnification obligations of Owners set forth in this First Amendment shall be several (but not joint), pro rata based on the formula set forth in the last paragraph of Section 7.1.1.

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19.         Amendment to Section 11.2 of the Asset Purchase Agreement. Section 11.2 of the Asset Purchase Agreement is hereby amended by inserting the following new defined terms in the correct alphabetical order within Section 11.2:

Term	Location

“Buyer Objection”	Section 1.2.6(d)
“DB Third Party Claim”	Section 4.10
“Discontinued Brand”	Section 1.1.2
“General Escrow Shares”	Section 1.2.4(a)
“General Escrow Fund”	Section 1.2.4(a)
“IVG Objection”	Section 1.2.6(b)
“New Brand”	Section 4.10
“New Brand Marketing Expense”……………………………………….	Section 4.10
“Pre-Closing Rebranding Costs”	Section 1.1.4(k)
“Post-Closing Rebranding Costs”	Section 1.2.6(a)
“Rebranding Cost Reimbursement”	Section 1.2.6(d)
“Rebranding Cost Surplus”	Section 1.2.6(f)
“Rebranding Escrow Shares”	Section 1.2.4(a)
“Rebranding Escrow Fund”	Section 1.2.4(a)
“Retained Inventory”	Section 1.1.2
“Retained Inventory Value”	Section 1.2.6(d)
“Rothstein Agreement”	Section 1.1.4(l)
“Rothstein Resolution”	Section 1.3
“Special Escrow Shares”	Section 1.2.4(a)
“Special Escrow Fund”	Section 1.2.4(a)
“Store Lease”	Section 4.11

20. Consent to Transfer. Each of Parent and Buyer consents to the transfer by Molina prior to the Closing Date of all of the Equity Securities of International Vapor held by Molina as of the date of the Agreement to Pegasus Real Estate Investment Group, LLC, a Florida limited liability company (“Pegasus”), which is owned in its entirety by the 2009 Pegasus Trust dated 2/25/2009 and the Nicolas Molina Revocable Trust dated 11/13/2009 (as amended from time to time). Each of Parent and Buyer acknowledges that Pegasus is not an “accredited investor” as such term is defined in Regulation D of the 1933 Act. From and after the completion of such transfer (the “Transfer Effective Date”), for purposes of the Agreement, “Owner” shall be deemed to refer to Pegasus rather than Molina and Molina shall be deemed an “Affiliate” of Pegasus, and on or prior to the Transfer Effective Date Pegasus shall deliver to Buyer and Parent a letter wherein, as an “Owner”, it shall make as of the Transfer Effective Date the representations and warranties set forth in Section 2.2.2, Section 2.2.5, Section 2.3, Section 2.4, Section 2.5, Section 2.15.4, Section 2.20, Section 2.25.1, Section 2.29 and Section 2.32 (other than Section 2.32.8) (provided, for the avoidance of doubt, that Pegasus shall make only the representations and warranties in such sections that specifically relate to itself as an “Owner”) and agree to perform the covenants and agreements set forth in the Agreement that an “Owner” is required to perform before and after the Closing and such letter shall be deemed a part of and incorporated by reference into the Agreement as if fully set forth therein; provided, however, that the representations and warranties made by Molina in the Agreement as an “Owner” shall be deemed to survive and continue in full force and effect notwithstanding the transfer of his Equity Securities of International Vapor to Pegasus in accordance herewith; and provided, further, that Molina and Pegasus shall be jointly and severally liable with respect to any indemnification obligations of Pegasus as an “Owner” pursuant to Article 7 (and, for the avoidance of doubt, the transfer of Molina’s Equity Securities of International Vapor to Pegasus in accordance herewith shall not relieve Molina of his obligations to perform the covenants and agreements set forth in the Agreement that apply to him in a capacity other than as an “Owner”, including those set forth in Section 4.8.2 and Section 6.2).

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21.        Transfer of Earn-Out Payments. Each of Parent and Buyer consents to the transfer by Molina to Pegasus of Molina’s right, pursuant to Section 1.7.7, to receive 40.28% of the Earn-Out in accordance with the terms of his Employment Agreement. Each of Parent, Buyer and Molina acknowledges and agrees that from and after the Transfer Effective Date, any Earn-Out Payment that would otherwise have been paid to Molina pursuant to Section 1.7.7 shall instead be paid directly to Pegasus. For the avoidance of doubt, from and after the Transfer Effective Date, the portion of the 43.17% of the Earn-Out that would otherwise have been paid to Molina as an “Owner” pursuant to Section 1.7.7 shall also be paid directly to Pegasus in its capacity as an “Owner.”

22.        No Breach, No Delay. No claim, event, matter or occurrence, the existence of which is directly or indirectly addressed in this First Amendment shall be deemed a breach of the Agreement or a basis by any party to terminate the Agreement under Section 9.1 after the entering into of this First Amendment, nor shall such claim, event, matter or occurrence, or the action or inaction of any affected party in connection therewith, be deemed to have been the cause of, or resulted in, the failure of the Closing to occur on or before the date set forth in Section 9.1.2.

23.        Effect of First Amendment. This First Amendment is not and shall not be construed as an amendment, modification or waiver of any provision of the Asset Purchase Agreement except as expressly provided herein, and in all other respects the Asset Purchase Agreement remains in full force and effect in accordance with its terms as of the date hereof. To the extent that any term or provision of this First Amendment conflicts with any term or provision of the Asset Purchase Agreement or any of the Company Agreements, such term or provision of this First Amendment shall govern.

24.        Entire Agreement. This First Amendment constitutes the entire agreement between the parties with respect to the subject matter hereof and supersedes all prior oral or written understandings and agreements between the parties hereto with respect to the subject matter hereof.

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25.        Counterparts; General. This First Amendment may be executed and delivered (by facsimile, e-mail or other electronic transmission) in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Sections 10.10 (Severability), 10.11 (Headings), Section 10.12 (Construction), 10.13 (Governing Law), 10.14 (Jurisdiction; Venue; Service of Process) and 10.15 (Wavier of Jury Trial) of the Asset Purchase Agreement are hereby incorporated by reference herein and made a part hereof as if fully set forth herein.

[Intentionally Left Blank; Signature Page Follows]

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IN WITNESS WHEREOF, the undersigned have executed and delivered this First Amendment as of the date first above written.

PARENT

Vapor Corp.

By:	/s/ Harlan Press
Name:	Harlan Press
Title:	Chief Financial Officer

BUYER

IVGI Acquisition, Inc.

By:	/s/ Harlan Press
Name:	Harlan Press
Title:	President

SELLERS’ REPRESENTATIVES /s/ David Epstein
DAVID EPSTEIN

/s/ David Herrera
DAVID HERRERA

/s/ Nicolas Molina
NICOLAS MOLINA

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Exhibit B-1

EXECUTIVE EMPLOYMENT AGREEMENT

This Agreement is made this 14th day of May, 2014 by and between IVGI Acquisition, Inc., a Delaware corporation (the “Company”), and Nicholas Molina (the “Executive”).

Recitals

WHEREAS, the parties hereto are entering into this Agreement pursuant to and subject to the conditions set forth in that certain Asset Purchase Agreement of even date herewith (the “Acquisition Agreement”);

WHEREAS, the Executive was employed by International Vapor Group, Inc., a Delaware corporation (“International Vapor”), prior to the Closing, was terminated by International Vapor at the Closing and, contingent upon the consummation of the Closing, the Company wishes to employ the Executive from and after the Closing and the Executive wishes to accept such employment, upon the terms and conditions hereinafter set forth; and

WHEREAS, the Executive and the Company desire to set forth the terms and conditions of the Executive’s employment herein.

NOW THEREFORE, in consideration of the foregoing recitals, which are incorporated by reference hereto into the terms of the Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows.

ARTICLE I INTERPRETATION OF THIS AGREEMENT

1.1.           Defined Terms.  Unless defined in the Acquisition Agreement, capitalized terms used in this Agreement shall have the respective meanings set forth in Annex 1.

1.2.           Interpretation.  The words “herein,” “hereof,” “hereunder” and other words of similar import refer to this Agreement and not any particular section, paragraph, subparagraph or clause contained in this Agreement. Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and the plural, and pronouns stated in masculine, feminine or neuter gender shall include the masculine, feminine and the neuter.

ARTICLE II EMPLOYMENT

2.1.           Title.  During the Initial Term and the Renewal Term, if applicable, the Executive shall have the position of Senior Vice President of Retail and eCommerce of the Company.  At no time shall the Executive be deemed an executive officer of the Company or of the Parent within the meaning of Rule 3b-7 of the Exchange Act.

2.2.           Office Location. During the Initial Term and the Renewal Term, if applicable, the Executive’s services hereunder shall be rendered or performed as necessary at the primary offices of the Company, currently in Miami Lakes, Florida, or the primary offices of the Parent, currently in Dania Beach, Florida, or at an ancillary office of the Company in Miami-Dade County, Florida which shall be established by the Company immediately after Closing,  or at another location mutually agreeable to by the Company and the Executive, subject to reasonable necessary travel requirements in connection with the management and operation of any businesses acquired or developed by the Company during the Employment Period and/or as otherwise required by his position and duties to the Company in the Executive’s reasonable judgment.

2.3.           Duties and Services. During the Employment Period, the Executive will render such managerial duties and responsibilities customary to his office and as are reasonably necessary to the operations of the Company, including the Business, and for the benefit of the Company and/or Parent or any of the Company’s and/or Parent’s Subsidiaries as the Board may from time to time reasonably direct.  The Executive’s duties and services will include, without limitation, the performance of the tasks and items set forth in Section 1.7.8 of the Acquisition Agreement, which duties and services will not be modified or diminished by the Company without the Executive’s consent, which consent shall not be unreasonably withheld, delayed or conditioned.  The Executive will devote his best efforts and substantially all of his business time and attention (except for vacation and holiday periods and reasonable periods of illness or other incapacity) to the provision of duties and services under this Agreement.  Nothing in this Agreement shall prohibit the Executive from engaging in trade association activities, including serving as a board member or committee member or officer to trade associations, engaging in charitable and civic activities or owning, holding or managing or other activities related to his and/or his family members’ personal investments, properties and assets and/or tax and/or estate planning; provided that none of such activities interferes with the performance of the Executive’s agreements with the Company and/or the Parent under Section 3.3 of this Agreement or materially interferes with the performance of the Executive’s other duties and responsibilities to the Company and/or the Parent under this Agreement.  The Executive shall travel at such times and to such locations as the Executive’s duties and responsibilities shall reasonably require.  Upon any termination of the Executive’s employment with the Company, the Executive shall deliver to the Company a written resignation from all positions then held by the Executive with the Company, including any position as a director of the Company if held at such time.

2.4.           Duration. The Company agrees to employ the Executive in the position set forth in Section 2.1, unless sooner terminated in accordance with the provisions of this Agreement, and the Executive agrees to be so employed for the period beginning at, and only upon consummation of, the Closing and ending upon the earlier of (x) expiration of the twelve (12) full calendar months after expiration of the Measurement Period or (y) the date Earn-Out Payments under Section 1.7 of the Acquisition Agreement are no longer payable for any reason whatsoever (the “Initial Term”); provided, that the duration of the Executive’s employment shall be automatically renewed for successive additional periods of one (1) year (each, a “Renewal Term”) unless either party sends written notice to the other of such party’s decision not to renew the Executive’s employment for the applicable Renewal Term on or before the ninetieth (90th) day prior to the expiration of the Initial Term or such Renewal Term, as applicable.

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2.5.           Salary and Benefits. During the Employment Period:

2.5.1           the Company will pay the Executive a base salary at the rate of One Hundred Eighty-Two Thousand and 00/100 Dollars ($182,000.00) per annum (“Base Salary”), or at such higher rate as the compensation committee of the Board (or individuals performing the equivalent functions) may designate acting in good faith.  The Base Salary shall be payable in installments consistent with the Company’s normal payroll schedule, subject to applicable income and employment withholding taxes;

2.5.2           the Executive will be entitled to be paid the portion of the Earn-Out payable to the Executive under Section 1.7 of the Acquisition Agreement in his capacity as an employee of the Company which will be entirely governed by and be payable to the Executive as and when set forth in such Section 1.7 (including, without limitation, Sections 1.7.7, 1.7.10 and 1.7.11 thereof);

2.5.3           the Executive will also be entitled to participate in and receive all benefits under any welfare benefit plans and programs, including without limitation, profit sharing, medical, dental, disability and/or other insurance, and any and all other fringe benefit plans as are from time to time provided by the Parent to its senior executives and, without duplication, its employees generally, subject to the provisions of such plans, including, without limitation, eligibility criteria and contribution requirements, as the same may be in effect from time to time (provided, however, in the case of performance-based cash and equity incentive plans and awards subject to the terms and conditions of Section 2.8;  and provided further, however, that the Company will pay 50% of the premium with respect to the health/medical insurance coverage for the Executive and his dependents);

2.5.4           the Executive will be entitled to three (3) weeks’ vacation each year with salary, to be taken at such times as approved by the Chief Executive Officer of the Parent; and

2.5.5           the Executive will be entitled to reimbursement of all reasonable business travel and other business expenses incurred by the Executive in accordance with the Parent’s expense reimbursement policy in effect from time to time.

2.6.           Termination. The Initial Term or the Renewal Term, as applicable, may be earlier terminated on any one or more of the following dates: (a) the date specified in a Notice of Termination given by the Executive in connection with his resignation (which shall not be less than sixty (60) days from the date such Notice of Termination is given, unless a shorter period is subsequently requested by the Company after receipt of such Notice of Termination); (b) the date specified in a Notice of Termination given by the Company stating that the Board has determined that the Executive’s employment be terminated for Cause; (c) the date specified in a Notice of Termination given by the Company stating that the Board has determined that the Executive’s employment with the Company is terminated; (d) the date of the Executive’s death; (e) the date specified in a Notice of Termination given by the Company in connection with a termination of the Executive’s employment by reason of his Incapacity; or (f) the date specified in a Notice of Termination given by the Executive in connection with his termination of employment for Good Reason (which shall not be less than thirty (30) days from the date such Notice of Termination is given, unless a shorter period is subsequently requested by the Company after receipt of such Notice of Termination), unless the Company shall have cured or otherwise remedied the basis for such action prior to the 30th day following its receipt of the Notice of Termination.  For purposes of this Agreement, the term “Employment Period” means the period of the Executive’s employment, and the term “Termination Date” means the date on which the Executive’s employment with the Company expires or is terminated (whether by the Executive or the Company).  Any purported termination of the Executive’s employment by the Company or by the Executive shall be communicated by written Notice of Termination to the other party hereto in accordance with Section 4.1, which notice shall indicate the specific termination provision in this Section 2.6 relied upon (a “Notice of Termination”).

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2.7.           Severance Pay.

2.7.1           If the Executive’s employment is terminated pursuant to Section 2.6 (clauses (a) through (f) inclusive), then the Company shall pay to the Executive: (a) any accrued but unpaid Base Salary; (b) the Earn-Out payable to the Executive under Section 1.7 of the Acquisition Agreement as and when set forth therein and irrespective of any termination of the Executive’s employment or this Agreement except as specifically provided in Section 1.7 of the Acquisition Agreement; and (c) any other earned but unpaid performance-based cash or equity incentive awards (solely as to this item (c) only to the extent such payment is awarded or accrued and earned prior to such termination) and any unreimbursed expenses, in each case, consistent with the Company’s normal payroll schedule, subject to applicable income and employment withholding taxes.

2.7.2           If the Executive’s employment is terminated pursuant to Section 2.6(c) or pursuant to Section 2.6(f), then, subject to the provisions of Section 2.7.4, the Company will pay to the Executive an amount equal to the amount of Base Salary then in effect that the Executive would have been entitled to receive during the period beginning on the Termination Date and ending on the date which is (i) ninety (90) days after the Termination Date if the Termination Date occurs during the first year of the Initial Term or (ii) one hundred eighty (180) days after the Termination Date if the Termination Date occurs during or after the second year of the Initial Term or thereafter during any Renewal Term.

2.7.3          The payments to be made by the Company to the Executive under Section 2.7.1 shall be made in installments, and on the payment dates, during the Severance Period on which Base Salary would have otherwise been paid had the Executive’s employment not been terminated. Upon the making of the last of such payments, the Company will have no further obligation to the Executive hereunder except as otherwise provided herein and under Section 1.7 of the Acquisition Agreement.  All payments shall be subject to applicable income and employment withholding taxes.

2.7.4           The Executive’s right to receive, and the Company’s obligation to pay and provide, any of the payments provided for in this Section 2.7 shall be subject to (a) the Executive’s compliance with, and observance of, the Executive’s obligations under Sections 3.1, 3.2 and  3.3 of this Agreement and Sections 6.1 and 6.2 of the Acquisition Agreement, (b) other than as specified in the foregoing clause (a), the Executive’s compliance in all material respects with, and observance in all material respects of, all of the Executive’s then remaining material obligations under this Agreement and the post-Closing covenants of the Executive under the Acquisition Agreement that continue beyond the Termination Date and (c) the Executive’s execution, delivery and non-revocation of, and performance under, a release in favor of the Company and its Affiliates in the form of Exhibit A (as such form may be mutually agreed upon and modified by the Company and the Executive so as to comply with all applicable laws as then in effect) within forty-five (45) days of the Termination Date.

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2.7.5           If the release specified in Section 2.7.4 is executed and delivered (and no longer subject to revocation, if applicable) within forty-five (45) days following the Termination Date, then the following shall apply:

(a)           To the extent any such cash payment to be provided is not “deferred compensation” for purposes of Section 409A of the Code, then such payment shall commence upon the first scheduled payment date immediately after the date the release is executed and no longer subject to revocation (the “Release Effective Date”).  The first such cash payment shall include payment of all amounts that otherwise would have been due prior to the Release Effective Date under the terms of this Agreement had such payments commenced immediately upon the termination of the Executive’s employment, and any payments made thereafter shall continue as provided herein.

(b)           To the extent any such cash payment to be provided is “deferred compensation” for purposes of Section 409A of the Code, then such payments shall be made or commence upon the forty-fifth (45th) day following the Termination Date.  The first such cash payment shall include payment of all amounts that otherwise would have been due prior thereto under the terms of this Agreement had such payments commenced immediately upon the termination of the Executive’s employment, and any payments made thereafter shall continue as provided herein.

2.8.           Performance Based Awards.

2.8.1           Except for the portion of the Earn-Out payable to the Executive under Section 1.7 of the Acquisition Agreement as an employee of the Company which will be entirely governed by and be payable to the Executive as and when set forth in Section 1.7 (including, without limitation, Sections 1.7.7, 1.7.10 and 1.7.11 thereof), during the Initial Term, the Executive shall not be entitled to participate in any performance-based cash or equity incentive plans of the Parent or receive any awards thereunder or otherwise.  During any Renewal Term (to the extent the Executive is retained following the expiration of the Initial Term), to the extent the compensation committee of the Board (or individuals performing the equivalent functions) grants performance-based cash or equity incentive awards under an equity incentive plan or otherwise to its senior executives, the Executive will be entitled to participate in and receive any such plan or non-plan performance-based cash or equity incentive awards, at all times pursuant to the terms (including all vesting thresholds) of any such plan and grant, as applicable.

2.8.2           Except as otherwise provided as to and excluding the Earn-Out under Section 1.7 of the Acquisition Agreement which will be entirely governed by and be payable to the Executive as and when set forth therein and will be payable irrespective of any termination of the Executive’s employment other than for termination by the Company of the Executive for Cause or the termination of employment by the Executive without Good Reason as specifically provided in Section 1.7 of the Acquisition Agreement, if the Employment Period is terminated pursuant to Section 2.6 prior to the end of the period with respect to which any performance-based cash or equity incentive award is earned or accrued, then the Executive will not be entitled to receive any payment on account of any such performance-based cash or equity incentive award.

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2.8.3           The payment of any performance-based cash or equity incentive award is subject to applicable income and employment withholding taxes.

ARTICLE III  PROPERTY AND BUSINESS OF THE COMPANY

3.1.           Books and Records. All books, records, reports, writings, notes, notebooks, computer programs, sketches, drawings, blueprints, prototypes, flavor profiles, formulas, photographs, negatives, models, equipment, chemicals, reproductions, proposals, flow sheets, supply contracts, customer lists and other documents and/or things relating in any manner to the business of any of the Parent, the Company or any of their respective Subsidiaries (including but not limited to any of the same embodying or relating to any confidential information or trade secrets), whether prepared by the Executive or otherwise coming into the Executive’s possession, shall be the exclusive property of the Parent, the Company or such Subsidiary, as the case may be, and shall not be copied, duplicated, replicated, transformed, modified or removed from the premises of the Company except pursuant to and in furtherance of the business of the Company , the Parent or any of their respective Subsidiaries and shall be returned immediately to the Company on the Termination Date or on the Board’s request at any time.  The Executive agrees that the Executive will not, during the term of this Agreement, improperly use or disclose any proprietary information or trade secrets of any former or current employer, client or other Person with which the Executive has an agreement or duty to keep in confidence information acquired by the Executive, if any, and that the Executive will not bring onto the premises of Company any unpublished document or proprietary information belonging to such Person unless consented to in writing by such Person.

3.2.           Inventions and Patents. The Executive agrees that all inventions, innovations or improvements related to (a) the Parent’s, the Company’s or any of their respective Subsidiaries’ method of conducting its business (including new contributions, improvements, ideas, flavor profiles and discoveries, whether patentable or not) conceived or made by him during his employment with the Company and (b) any Seller’s and/or the Business’ respective method of conducting its business (including new contributions, improvements, ideas and discoveries, whether patentable or not) conceived or made by him during his employment with the Sellers belong exclusively to the Company and the Executive hereby assigns all of such inventions, innovations and improvements, contributions, ideas, flavor profiles and discoveries to the Company.  The Executive will promptly disclose such inventions, innovations and improvements, contributions, ideas, flavor profiles and discoveries to the Company and perform all actions reasonably requested by the Company to establish and confirm the Company’s exclusive ownership thereof.

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3.3.           Non-Competition; Non-Solicitation; Non-Disclosure.

3.3.1           Covenants.  During the period equal to the longer of: (a) the Employment Period and for a period of two (2) years from and after the Termination Date or (b) from the Closing Date through the five (5) year anniversary of the Closing Date, the Executive will not for his own account, jointly with another or for or on behalf of any Person, directly or indirectly, through an Affiliate or otherwise, anywhere within the entire world (the “Territory”):

(a)           engage in the Business or own, manage or control, or become engaged or serve as a shareholder (other than a passive owner of less than 5% of the outstanding securities of a publicly-traded entity), bondholder or creditor (other than a passive owner of less than 5% of the outstanding debt obligations of a publicly-traded entity), officer, director, partner, member, manager, employee, agent, consultant, advisor or representative of any Person, business or enterprise that competes directly or indirectly with the Parent and/or the Company with regard to any of the activities engaged in by the Business; however, for purposes of clarity, the Executive may operate NutriCigs International LLC, a Florida limited liability company (“Nutricigs”) solely as Nutricigs conducts its business as of the date of this Agreement, which the parties agree is limited to selling fortified e-cigarettes and e-liquids; however, notwithstanding the immediately preceding sentence, if at any time Company, Parent and/or any of their respective Affiliates enters into a business line that is competitive with Nutricigs, then Executive shall divest himself of any direct and/or indirect ownership and/or financial interest in Nutricigs within 90 days of his receipt of written notice from Parent and/or Company);

(b)           recruit, induce, solicit or employ, or in any manner attempt to recruit, induce, solicit or employ, any Person that is at such time an employee, independent contractor or consultant of the Parent or the Company;

(c)           solicit any Person that is at such time (i) a customer or supplier of any of the Sellers, the Company, Parent or the Business or (ii) a Person with whom any of the Sellers, the Company or Parent discussed a potential business relationship, in each case, for the purpose of offering or providing services or products which are competitive with services or products provided by the Company, Parent or the Business;

(d)           cause or seek to cause to be terminated or materially adversely affected or otherwise materially interfere with any contract of any kind to which the Company, Parent and/or the Business is a party or from which any of them benefits;

(e)           seek to materially interfere with or adversely affect the ongoing relationships between the Company, Parent and the Business, on the one hand, and any of their suppliers, customers and professional and business contacts, on the other hand;

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(f)            make any material negative, derogatory or disparaging statements or communications regarding the Company, Parent or the Business and/or their respective Affiliates or employees, other than truthful statements required by subpoena or court order or as related to discovery or testimony in a legal proceeding involving a dispute between the Executive and Company and/or Parent; or

(g)           except in connection with satisfying agreements, duties and/or obligations in connection with employment with the Company, or any of its Affiliates under the Acquisition Agreement, in any fashion, form or manner (A) use, disclose, communicate or provide or permit access to any Person, or (B) remove from the Parent’s or Company’s premises any notes or records, relating to any confidential, proprietary or secret information of the Parent, Company or any of their Affiliates  (including the identity of customers, suppliers and others with whom Parent or Company does business; Parent’s or Company’s marketing methods, strategies and related information; contract terms, pricing, margin or cost information or other information regarding the relationship between Parent, Company or any of their Affiliates and the Persons with which they have contracted; Parent’s, Company’s or any of their Affiliates’ services, products, software, technology, developments, improvements and methods of operation; Parent’s, Company’s or any of their Affiliates’ results of operations, financial condition, projected financial performance, sales and profit performance and financial requirements; the identity of and compensation paid to Parent’s, Company’s or any of their Affiliates’ employees and consultants; any business plans, models or strategies and the information contained therein; their sources, leads or methods of obtaining new business; and all other confidential information of, about or concerning the Business).

3.3.2           Executive’s Acknowledgements.  The provisions of this Section 3.3 will continue whether or not the Executive is employed by the Company.  The Executive recognizes the importance of the covenants contained in this Section 3.3 and acknowledges that, based on his past experience, the Business and the currently anticipated plans to expand the Business, the restrictions imposed herein are: (i) reasonable as to scope, time and area; (ii) necessary for the protection of Parent’s and the Company’s legitimate business interests, including trade secrets, goodwill, and relationships with customers and suppliers; and (iii) not unduly restrictive of any rights of the Executive.  The Executive acknowledges and agrees that the covenants contained in this Section 3.3 are essential elements of this Agreement and that but for these covenants the Company would not have entered into this Agreement with the Executive or the Acquisition Agreement.  The existence of any claim or cause of action against Parent or the Company by the Executive, whether predicated on the Company’s breach of this Agreement or otherwise, shall not constitute a defense to the enforcement by the Company of the covenants contained in this Section 3.3.  The Executive represents and warrants that the Business will be conducted throughout the Territory, that the restrictions contained within this Section 3.3 are reasonable and necessary to protect the goodwill of the Business, and that the Executive shall not challenge the enforceability or reasonableness of these restrictive covenants.

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3.3.3           Severability.  If any covenant or restriction contained in this Section 3.3, or any part thereof, is hereafter construed or found to be invalid or unenforceable in part or in whole, the same shall not affect the remainder of the covenants or restrictions, which shall be given full effect, without regard to the invalid or unenforceable portions, and any court having jurisdiction shall have the power to reduce the duration, scope and/or area of such covenant and, in its reduced form, said covenant shall then be enforceable.  The parties intend that the covenants under Section 3.3 shall be deemed to be a series of separate covenants, one (1) for each and every county in each and every jurisdiction within the Territory.

3.3.4           Remedies.  The parties recognize that the performance by the Executive of his obligations under this Agreement is special, unique and extraordinary in character, and that, if the Executive breaches or threatens as reasonably determined by the Company to breach the terms and conditions of this Agreement, the Company and the Parent will suffer irreparable injury for which no adequate remedy at law exists.  Accordingly, in the event of such breach or threatened breach, the Company and/or the Parent will be entitled, if either or both of them so elects, to institute and prosecute proceedings in any court in the United States or otherwise having jurisdiction to specifically enforce this Agreement by the Executive or to enjoin the Executive from breaching or attempting to breach this Agreement.  This remedy is in addition to and not in lieu of the remedies otherwise available to the Parent and Company and the Parent and/or the Company may institute an action against the Executive to obtain injunctive and/or declaratory relief while pursuing claims for damages based on the same set of facts in the jurisdiction specified in this Section 3.3.  The Executive agrees that the Parent and/or the Company may seek and obtain injunctive or declaratory relief without proving any damages or proving there is no adequate remedy at law to prevent or restrain breaches or threatened breaches of this Agreement and the Executive waives any claim or right to such requirements.  The protections contained within this Section 3.3 are in addition to, and not in lieu of, all protections afforded by applicable state and federal law, including those relating to protection of trade secrets and protection of computer systems and electronic information.

3.4.           Representation and Warranty.  The Executive represents and warrants to the Company that (i) the execution, delivery and performance of this Agreement by the Executive does not and will not conflict with, breach, violate or cause a default under any contract, agreement, instrument, order, judgment or decree to which the Executive is a party or by which the Executive is bound, (ii) the Executive is not a party to or bound by any employment agreement, noncompetition agreement or confidentiality agreement with any other Person (other than the Company under the Acquisition Agreement) that will interfere with the Executive’s ability to fulfill his obligations under this Agreement and (iii) upon the execution of this Agreement by the Company and the Executive, this Agreement shall be the valid and binding obligation of the Executive, enforceable in accordance with its terms.

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ARTICLE IV MISCELLANEOUS

4.1.           Notices.  Any notice, request, demand, claim or other communication hereunder that is required to be made in writing shall be deemed duly given on the fifth (5th) Business Day after if it is sent by registered or certified mail, return receipt requested, postage prepaid, or, on the next Business Day after if sent by a reputable overnight courier such as Federal Express, and addressed to the intended recipient as set forth below:

If to the Executive:	To the Executive’s last known address as set forth in the Company’s payroll records.

If to the Company:	3001 Griffin Road
Dania Beach, FL 33312

Either party hereto may send any notice, request, demand, claim or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, messenger service, facsimile, ordinary mail or electronic mail), but no such notice, request, demand, claim or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient; provided, that such communication is also sent by registered or certified mail or by reputable overnight courier within five Business Days of the original communication.  Either party hereto may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other party notice in the manner herein set forth.

4.2.           Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein; provided, that, if any of the provisions of Article III are held to be invalid, illegal or unenforceable, then such provisions shall be deemed amended in the manner and to the extent provided for in Section 3.3.3.

4.3.           Complete Agreement. This Agreement together with the Acquisition Agreement and the other Company Agreements embody the complete agreement and understanding among the parties relating to the subject matter hereof and thereof and supersede and preempt any contemporaneous or prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

4.4.           Counterparts. This Agreement may be executed on separate counterparts, each of which is deemed to be an original and all of which taken together constitute one and the same agreement.  Any telecopied, e-mailed, scanned, or other electronically delivered signature shall be deemed a manually executed and delivered original.

4.5.           Successors and Assigns. This Agreement is intended to bind and inure to the benefit of and be enforceable by the Executive and the Company and their respective successors and permitted assigns (and, in the case of the Executive, heirs and personal representatives), except that the Executive may not assign any of his rights or delegate any of his obligations hereunder and the Company may not assign any of its rights or delegate any of its duties or obligations hereunder to other than the Parent or a Subsidiary of the Company or the Parent.  In the event of the Executive’s death during any period within which he is entitled to receive severance pay pursuant to Section 2.7.2, the Company shall, in accordance with the terms and subject to the conditions of the Company’s obligations with respect thereto, pay such amounts to the Executive’s estate as and when such amounts would have been required to be paid to the Executive but for the Executive’s death.

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4.6.           Equitable Remedies. The Executive acknowledges and agrees that the Company would not have an adequate remedy at law in the event any of the provisions of Article III are not performed in accordance with their specific terms, are breached or are threatened to be breached.  Accordingly, the Executive agrees that the Company shall be entitled, in addition to any other rights and remedies which may be available to it, to an injunction or injunctions to prevent breaches of Article III and to enforce specifically the terms and provisions thereof in any action instituted in any court described in Section 4.7 hereof, and without any requirement to post bond or other security, prove any damages or prove there is no adequate remedy at law to prevent or restrain breaches or threatened breaches of this Agreement and the Executive waives any claim or right to such requirements.

4.7.           Choice of Law; Jurisdiction and Venue. This Agreement shall be governed, interpreted, construed and enforced in accordance with the laws of the State of Florida without regard to conflicts of laws principles thereof and all questions concerning the validity and construction hereof shall be determined in accordance with the laws of said state.  Subject to the last sentence of this Section 4.7 (and except for actions taken to enforce the provisions set forth in Section 3.3), by execution and delivery of this Agreement, each party irrevocably submits to the personal and exclusive jurisdiction of any federal or state court of competent jurisdiction located in Broward County, Florida, or in the forum described in Section 10.14 of the Acquisition Agreement, in any action or proceeding arising out of or relating to this Agreement and hereby irrevocably agrees, on behalf of himself or itself and on behalf of such party’s heirs, personal representatives, successors and assigns that all claims in respect of such action or proceeding may be heard and determined in any such court.  Each party agrees that venue would be proper in any of such courts, and hereby waives any objection that any such court is an improper or inconvenient forum for the resolution of any such action. The parties further agree that the mailing by certified or registered mail, return receipt requested, to the addresses specified for notice in this Agreement, of any process or summons required by any such court shall constitute valid and lawful service of process against them, without the necessity for service by any other means provided by statute or rule of court.

4.8.           Waiver of Jury Trial.  THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER.

4.9.           Amendments and Waivers.  No provision of this Agreement may be modified, amended, terminated or waived without the prior written consent of the parties hereto.  The waiver by either party to this Agreement of a breach of any provision of this Agreement shall not be construed or operate as a waiver of any preceding or succeeding breach of the same or any other term or provision or as a waiver of any contemporaneous breach of any other term or provision or as a continuing waiver of the same or any other term or provision. No failure to exercise and no delay in exercising any right, remedy, or power hereunder shall preclude any other or further exercise of any other right, remedy or power provided herein or by law or in equity.

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4.10.         Business Days.  Whenever the terms of this Agreement call for the performance of a specific act on a specified date, which date does not fall on a Business Day, the date for the performance of such act shall be postponed to the next succeeding Business Day.

4.11.         No Third Party Beneficiary. Except for the parties to this Agreement and their respective successors and permitted assigns, heirs and personal representatives, nothing expressed or implied in this Agreement is intended, or will be construed, to confer upon or give any Person other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement; except that Parent shall be a third party beneficiary of the Executive’s obligations under this Agreement and shall have the same rights as the Company to enforce such obligations as if it were a party hereto.

4.12.         Enforcement Costs.  If any civil action, arbitration, or other legal proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default, or misrepresentation in connection with any provision of this Agreement, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys’ fees, court costs, and all expenses even if not taxable as court costs (including all such fees, costs, and expenses incident to arbitration, appellate, bankruptcy, and post-judgment proceedings), incurred in that civil action, arbitration, or legal proceeding, in addition to any other relief to which such party or parties may be entitled.  Attorneys’ fees shall include paralegal fees, investigative fees, administrative costs and sales and use taxes and all other charges billed by the attorney to the prevailing party.

4.13.         Compliance with Section 409A.

 4.13.1     It is the intention of both the Company and the Executive that the benefits and rights to which the Executive could be entitled pursuant to this Agreement comply with Section 409A of the Code and the Treasury Regulations and other guidance promulgated or issued thereunder (“Section 409A”), to the extent that the requirements of Section 409A are applicable thereto, and the provisions of this Agreement shall be construed in a manner consistent with that intention.  If the Executive or the Company believes, at any time, that any such benefit or right that is subject to Section 409A does not so comply, it shall promptly advise the other and shall negotiate reasonably and in good faith to amend the terms of such benefits and rights such that they comply with Section 409A (with the most limited possible economic effect on the Executive and on the Company).  Notwithstanding the foregoing, the Company does not make any representation to the Executive that the payments or benefits provided under this Agreement are exempt from, or satisfy, the requirements of Section 409A, and the Company shall have no liability or other obligation to indemnify or hold harmless the Executive or any beneficiary of the Executive for any tax, additional tax, interest or penalties that the Executive or any beneficiary of the Executive may incur in the event that any provision of this Agreement, or any amendment or modification thereof, or any other action taken with respect thereto, is deemed to violate any of the requirements of Section 409A.

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 4.13.2     If and to the extent required to comply with Section 409A, no payment or benefit required to be paid under this Agreement on account of termination of the Executive’s employment shall be made unless and until the Executive incurs a “separation from service” within the meaning of Section 409A.

 4.13.3     If the Executive is a “specified employee”, then no payment or benefit that is payable on account of the Executive’s “separation from service”, as that term is defined for purposes of Section 409A, shall be made before the date that is six months after the Executive’s “separation from service” (or, if earlier, the date of the Executive’s death) if and to the extent that such payment or benefit constitutes deferred compensation (or may be nonqualified deferred compensation) under Section 409A and such deferral is required to comply with the requirements of Section 409A.  Any payment or benefit delayed by reason of the prior sentence shall be paid out or provided in a single lump sum at the end of such required delay period in order to catch up to the original payment schedule.  For purposes of this provision, the Executive shall be considered to be a “specified employee” if, at the time of his separation from service, the Executive is a “key employee”, within the meaning of Section 416(i) of the Code, of the Company (or any Person with whom the Company would be considered a single employer under Section 414(b) or Section 414(c) of the Code) any stock of which is publicly traded on an established securities market or otherwise.

 4.13.4     Neither the Company nor the Executive, individually or in combination, may accelerate any payment or benefit that is subject to Section 409A, except in compliance with Section 409A and the provisions of this Agreement, and no amount that is subject to Section 409A shall be paid prior to the earliest date on which it may be paid without violating Section 409A.

 4.13.5     For purposes of applying the provisions of Section 409A to this Agreement, each separately identified amount to which the Executive is entitled under this Agreement shall be treated as a separate payment.  In addition, to the extent permissible under Section 409A, any series of installment payments under this Agreement shall be treated as a right to a series of separate payments.  Whenever a payment under this Agreement specifies a payment period with reference to a number of days, the actual date of payment within the specified period shall be within the sole discretion of the Company.

 4.13.6     Notwithstanding any other provisions of this Agreement or any other agreement to which the Company and the Executive are parties to the contrary, in no event shall any payment under this Agreement that constitutes “deferred compensation” for purposes of Section 409A be subject to offset by any other amount unless otherwise permitted by Section 409A.

4.14.         Effectiveness.

 4.14.1     Notwithstanding anything to the contrary contained herein, this Agreement shall be effective on the Closing Date of the Acquisition Agreement and this Agreement shall be of no force or affect whatsoever if for any reason the Closing does not occur.

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[SIGNATURES APPEAR ON FOLLOWING PAGE]

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IN WITNESS WHEREOF, the parties, or their duly authorized officer, have executed this Agreement on the day and year first above written.

IVGI ACQUISITION, INC.

By:
Name:
Title:

EXECUTIVE

Nicholas Molina

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ANNEX 1

DEFINITIONS

“Acquisition Agreement” has the meaning given to it in the recitals.

“Agreement” means this Executive Employment Agreement, as the same may be amended, supplemented, or modified pursuant to Sections 3.3.3 and 4.9.

“Affiliate” has the meaning given to it in the Acquisition Agreement.

“Base Salary” has the meaning given to it in Section 2.5.1.

“Board” means the Board of Directors of the Parent.

“Business” means (i) the business of (w) owning certain electronic cigarette and vaporizer brands, including South Beach Smoke, EverSmoke™, NutriCigs and Vapor Zone™ and related products and accessories, as well as any other electronic cigarette and vaporizer brands  and related products and accessories commercially available and under development (collectively, the “E-Cig Products”), (x) online sales of the E-Cig Products, (y) wholesale distribution of the E-Cig Products and (z) retail sales of the E-Cig Products, and (ii) any other line of business related and complementary to the business described in item (i) above that, as of the Termination Date, any of the Parent, the Company or any of their respective Subsidiaries is materially engaged in or is materially actually in the process to become engaged in.

“Business Day” means any day that is not a Saturday, Sunday, legal holiday or other day on which the banks are required to be closed in Miami, Florida.

“Cause” means any one or more of the following: (a) the repeated failure or refusal by the Executive to perform the Executive’s material duties or render the material services provided under, and consistent with the Executive’s duties and services set forth in, Section 2.3 (other than any such failure resulting from the Executive’s Incapacity); (b) the engaging by the Executive in conduct which would result in a Material Adverse Effect; (c) the commission by the Executive of an act or acts involving fraud, embezzlement, misappropriation or theft against the Company or any of its Affiliates; (d) the Executive’s gross negligence or willful misconduct in the performance of his duties as an employee of the Company which would have a Material Adverse Effect; (e) the conviction of the Executive (or the Executive’s plea of guilty or no contest prior to any conviction) in connection with a felony (other than related to a traffic violation or motor vehicle) or crime of moral turpitude; (f) the association, directly or indirectly, of the Executive, for his profit or financial benefit, with any Person that competes, in any material way, with the Company or any of its Affiliates; or (g) any other material breach by the Executive of any of the terms or provisions of this Agreement or any other post-Closing covenant or agreement of the Executive under the Acquisition Agreement, which other material breach, to the extent notice and opportunity to cure is required by such agreement, is not cured within thirty (30) days of notice by the Company.  Notwithstanding the above, the Company shall provide written notice to the Executive and an opportunity to cure within thirty (30) days of notice by the Company for items involving a claimed breach for “Cause” pursuant to subsections (a), (b), (f) and (g) above.  Any notice required to be given by the Company pursuant to subsection (a), (b), (f) or (g) above shall specify the nature of the claimed breach and the manner in which the Company requires such breach to be cured (if curable).

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“Code” means the Internal Revenue Code of 1986, as amended.

“Company” has the meaning given to it in the preamble.

“Employment Period” has the meaning given to it in Section 2.6.

 “Executive” has the meaning given to it in the preamble.

“Good Reason” means any of the following: (A) the Parent or the Company commits a material breach of this Agreement or any of the post-Closing covenants or agreements of the Parent or the Company in the Acquisition Agreement; (B) any direct or indirect material diminution or reduction (actually or constructively) in the Executive’s position, duties, authority or responsibilities with the Company from his position, duties, authority and responsibilities set forth in Section 2.3; or (C) the Company requires the Executive to move his primary office anywhere outside of Miami-Dade County, Florida; provided that “Good Reason” shall cease to exist for an event on the 60th day following its occurrence, unless the Executive has given the Company written notice thereof within thirty (30) days of the Executive becoming aware of the existence of such condition giving rise to Good Reason, and the Company fails to remedy the condition within thirty (30) days after its receipt of such notice.

 “Incapacity” means the Executive’s inability to perform the essential functions of his employment as required by this Agreement as a result of incapacity due to physical or mental injury or illness for more than ninety (90) consecutive days during any three hundred sixty-five (365) day period.

“Initial Term” has the meaning given to it in Section 2.4.

“International Vapor” has the meaning set forth in the recitals.

“Material Adverse Effect” means a material adverse effect on the business, assets, properties, results of operations, financial condition, prospects, reputation or interests of the Company or any of its Affiliates.

 “Notice of Termination” has the meaning given to it in Section 2.6.

“Parent” means Vapor Corp., a Delaware corporation, and any successor thereof by operation of law or otherwise.

 “Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, a governmental entity (or any department, agency or political subdivision thereof) or any other type of business entity.

“Release Effective Date” has the meaning given to it in Section 2.7.5(a).

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“Renewal Term” has the meaning given to it in Section 2.4.

“Section 409A” has the meaning set forth in Section 4.13.1.

 “Sellers” means International Vapor Group, Inc., a Delaware corporation, and its subsidiaries, South Beach Smoke, Inc., a Florida corporation, Beach Wellness LLC, a Florida limited liability company, Vapor Zone, Inc., a Florida corporation, Nutricigs International LLC, a Florida limited liability company, and Vapor Zone Franchising, LLC, a Delaware limited liability company.

“Severance Period” means the period for so long as the Company is required to make the severance payments described in Section 2.7.

 “Subsidiary” when used with respect to any Person means any other Person, whether incorporated or unincorporated, of which (a) more than 50% of the securities or other ownership interests is or (b) securities or other interests having by their terms ordinary voting power to elect more than 50% of the board of directors or others performing similar functions with respect to such corporation or other organization, are, in either such case, directly or indirectly owned or controlled by such Person or by any one or more of its Affiliates.

 “Termination Date” has the meaning given to it in Section 2.6.

“Territory” has the meaning given to it in Section 3.3.1.

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EXHIBIT A

FORM OF RELEASE

[DATE], 20__
[NAME OF EMPLOYEE]
[ADDRESS]
[CITY], [STATE] [ZIP]
Dear: [NAME OF EMPLOYEE]

Reference is made to the Executive Employment Agreement between the Company and you dated [______________], 2014.  This letter serves to document our mutual understanding regarding the terms of your severance payments, and a full release of any and all actual or potential claims relating to periods prior to the date that this letter becomes effective.

Provided that you execute this letter (including attachments A&B) prior to the expiration of twenty-two (22) days after the date hereof and you do not subsequently revoke this letter in accordance with the provisions on revocation set forth on Attachment B hereto, we shall, as severance pay, continue to pay you your annual base salary of [$INITIAL BASE SALARY] as presently in effect for the period specified in Section 2.7.2  of the Employment Agreement and in installments in accordance with the Company’s normal pay periods (except as provided in Section 2.7.4 of the Employment Agreement), subject to applicable withholdings, with no further benefit accrual. As provided in the Employment Agreement, our obligation to pay you such severance is subject to (a) your compliance with, and observance of, your obligations under Sections 3.1, 3.2 and  3.3 of the Employment Agreement and Sections 6.1 and 6.2 of the Acquisition Agreement (as such term is defined in the Employment Agreement) and (b) other than as specified in the foregoing clause (a), your compliance in all material respects with, and observance in all material respects of, all of your then remaining material obligations under the Employment Agreement and your post-Closing covenants under the Acquisition Agreement that continue beyond the date on which your employment with the Company terminated.

We look forward to working with you on a smooth transition of your responsibilities to others. We all appreciate your past efforts on behalf of the Company and will be happy to help you implement your future plans.

Very Truly Yours,

[NAME OF EMPLOYER]

By:
Title:
Date:

Agreed and accepted:

[NAME OF EMPLOYEE]

Date:

Exhibit A-1

ATTACHMENT A: RELEASE AND COVENANT NOT TO SUE

1.  Release. I, [INSERT NAME], do hereby release and discharge [NAME OF EMPLOYER] (the “Employer”), each of its partners, and each of their subsidiaries’, stockholders’, equityholders’ and subsidiaries’ officers, directors, members, managers, partners, stockholders, employees, representatives, agents and affiliates (collectively, the “Employer Affiliates”, and each an “Employer Affiliate”) from any and all claims, demands or liabilities whatsoever, whether known or unknown or suspected to exist by me, which I ever had or may now have against any Employer Affiliate, from the beginning of time to the Effective Date of the letter (including its attachments), including, without limitation, any claims, demands or liabilities in connection with my employment, including wrongful termination, constructive discharge, breach of express or implied contract, unpaid wages, benefits, attorneys fees or pursuant to any federal, state, or local employment laws, regulations, or executive orders prohibiting inter alia, age, race, color, sex, national origin, religion, handicap, veteran status, and disability discrimination, including, without limitation, the Age Discrimination in Employment Act, Title VII of the Civil Rights Act of 1964, as amended by the Civil Rights Act of 1991, the Civil Rights Act of 1866, the Employee Retirement Income Security Act of 1974, any state statute relating to employee benefits or pensions and the Americans with Disabilities Act of 1990.  This Release does not waive rights or claims that may arise after the Effective Date, and does not waive rights or claims for indemnification rights (if any) as a former officer or director of the Employer or any of the other Employer Affiliates, any claims for benefits under any directors’ and officers’ liability policy or other insurance policy maintained by the Employer in accordance with the terms of such policy, any rights to accrued but unpaid base salary and expense reimbursement and any rights and/or interests directly or indirectly under or arising from my Employment Agreement and/or the Acquisition Agreement and/or any other agreements, instruments or other documents between or among any one or more of the Employer Affiliates, on the one hand, and me or any of my affiliates, on the other hand, that by their terms survive the termination of my employment (collectively, “Preserved Claims”).  I fully understand that, if any fact with respect to which this Release is executed is found hereafter to be other than or different from the facts in that connection believed by me to be true, I expressly accept and assume the risk of such possible difference in fact and agree that the release set forth herein shall be and remain effective notwithstanding such difference in fact. I acknowledge and agree that no consideration other than as provided for by the letter to which this release is an attachment has been or will be paid or furnished by any Employer Affiliate with respect to the delivery of this letter.

2.  Covenant Not to Sue.  I covenant and agree never, individually or with any person or in any way, to commence, aid in any way, prosecute or cause or permit to be commenced or prosecuted against any Employer Affiliate any action or other proceeding, including, without limitation, an arbitration or other alternative dispute resolution procedure, based upon any claim, demand, cause of action, obligation, damage, or liability that is the subject of this letter (including its attachments). I represent and agree that I have not and will not make or file or cause to be made or filed any claim, charge, allegation, or complaint, whether formal, informal, or anonymous, with any governmental agency, department or division, whether federal, state or local, relating to any Employer Affiliate in any manner, including without limitation, any Employer Affiliate’s business or employment practices. I waive any right to monetary recovery should any administrative or governmental agency or entity pursue any claim on my behalf. Notwithstanding the foregoing and anything to the contrary herein, this Section 2 shall not relate or apply in any manner whatsoever to any Preserved Claim.

3.  Indemnification. I agree to indemnify and hold each Employer Affiliate harmless from and against any and all claims, including each Employer Affiliate’s court costs and attorneys’ fees, arising from or in connection with any claim, action, or other proceeding made, brought, or prosecuted, or caused or permitted to be commenced or prosecuted, by me, my successor(s), or assign(s) contrary to the provisions of the letter (including its attachments). It is further agreed that the letter (including its attachments) shall be deemed breached and a cause of action accrued thereon immediately upon the commencement of any action contrary to the letter (including the attachments), and in any such action the letter (including its attachments) may be pleaded by the Employer Affiliates, or any of them, both as a defense and as a counterclaim or cross-claim in such action.

4.  Important General Provisions. If any provisions of the letter (including its attachments) is held to be invalid or unenforceable by a court of competent jurisdiction, such invalidity or unenforceability shall not affect the validity and enforceability of the other provisions thereof, and the provision held to be invalid or unenforceable shall be enforced as nearly as possible according to its original terms and intent to eliminate such invalidity or unenforceability. The provisions hereof shall be governed by, and construed and enforced in accordance with, the laws of the State of Florida, both substantive and remedial. The undersigned hereby waives trial by jury in any judicial proceeding involving, directly or indirectly, any matter (whether in tort, contract or otherwise) in any way arising out of, related to, or connected hereto.

5.  Right to Consult Attorney. I ACKNOWLEDGE THAT I HAVE BEEN ADVISED, IN WRITING, TO CONSULT WITH AN ATTORNEY PRIOR TO EXECUTING THE LETTER (INCLUDING ITS ATTACHMENTS).

[NAME OF EMPLOYEE]	Date

ATTACHMENT B: WAIVER OF CLAIMS UNDER OLDER WORKERS’ BENEFIT PROTECTION ACT

PURSUANT TO THE OLDER WORKERS BENEFIT PROTECTION ACT (OWBPA), WHICH APPLIES TO THE WAIVER OF RIGHTS UNDER THE AGE DISCRIMINATION IN EMPLOYMENT ACT, THE UNDERSIGNED STATES THAT HE HAS HAD A PERIOD OF 21 CALENDAR DAYS FROM THE DATE HE WAS PRESENTED WITH THE LETTER (INCLUDING ITS ATTACHMENTS) ([INSERT DATE]) WITHIN WHICH TO CONSIDER THE LETTER (INCLUDING ITS ATTACHMENTS) AND HIS DECISION TO EXECUTE THE SAME, THAT HE HAS CAREFULLY READ THE LETTER (INCLUDING ITS ATTACHMENTS), THAT HE HAS HAD THE OPPORTUNITY TO HAVE IT REVIEWED BY AN ATTORNEY, THAT HE FULLY UNDERSTANDS ITS FINAL AND BINDING EFFECT, THAT THE ONLY PROMISES MADE TO HIM TO SIGN THE RELEASE SET FORTH ON ATTACHMENT A ARE THOSE STATED IN THE LETTER (INCLUDING ITS ATTACHMENTS), AND THAT THE UNDERSIGNED IS SIGNING VOLUNTARILY WITH THE FULL INTENT OF RELEASING THE EMPLOYER AFFILIATES OF ALL CLAIMS.

THE UNDERSIGNED SHALL HAVE A PERIOD OF SEVEN CALENDAR DAYS FOLLOWING HIS EXECUTION OF THE LETTER (INCLUDING ITS ATTACHMENTS) TO REVOKE THE LETTER (AND ITS ATTACHMENTS). THE LETTER (AND ITS ATTACHMENTS), INCLUDING THE OBLIGATION TO PAY SEVERANCE, SHALL NOT BECOME EFFECTIVE IF THE UNDERSIGNED TIMELY EXERCISES THIS RIGHT OF REVOCATION. TO BE EFFECTIVE, ANY SUCH NOTICE OF REVOCATION MUST BE IN WRITING, AND MUST BE RECEIVED WITHIN SAID SEVEN-DAY PERIOD. THE LETTER (AND ITS ATTACHMENTS) SHALL BECOME EFFECTIVE UPON EXPIRATION OF THE REVOCATION PERIOD, IF THE UNDERSIGNED HAS NOT PRIOR THERETO EXERCISED HIS RIGHT OF REVOCATION (THE “EFFECTIVE DATE”).

[NAME OF EMPLOYEE]	Date

Exhibit B-2

EXECUTIVE EMPLOYMENT AGREEMENT

This Agreement is made this 14th day of May, 2014 by and between IVGI Acquisition, Inc., a Delaware corporation (the “Company”), and David Epstein (the “Executive”).

Recitals

WHEREAS, the parties hereto are entering into this Agreement pursuant to and subject to the conditions set forth in that certain Asset Purchase Agreement of even date herewith (the “Acquisition Agreement”);

WHEREAS, the Executive was employed by International Vapor Group, Inc., a Delaware corporation (“International Vapor”), prior to the Closing, was terminated by International Vapor at the Closing and, contingent upon the consummation of the Closing, the Company wishes to employ the Executive from and after the Closing and the Executive wishes to accept such employment, upon the terms and conditions hereinafter set forth; and

WHEREAS, the Executive and the Company desire to set forth the terms and conditions of the Executive’s employment herein.

NOW THEREFORE, in consideration of the foregoing recitals, which are incorporated by reference hereto into the terms of the Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows.

ARTICLE I INTERPRETATION OF THIS AGREEMENT

1.1.           Defined Terms. Unless defined in the Acquisition Agreement, capitalized terms used in this Agreement shall have the respective meanings set forth in Annex 1.

1.2.           Interpretation. The words “herein,” “hereof,” “hereunder” and other words of similar import refer to this Agreement and not any particular section, paragraph, subparagraph or clause contained in this Agreement. Wherever from the context it appears appropriate, each term stated in either the singular or plural shall include the singular and the plural, and pronouns stated in masculine, feminine or neuter gender shall include the masculine, feminine and the neuter.

ARTICLE II EMPLOYMENT

2.1.           Title. During the Initial Term and the Renewal Term, if applicable, the Executive shall have the position of Vice President of Wholesale of the Company. At no time shall the Executive be deemed an executive officer of the Company or of the Parent within the meaning of Rule 3b-7 of the Exchange Act.

2.2.           Office Location. During the Initial Term and the Renewal Term, if applicable, the Executive’s services hereunder shall be rendered or performed as necessary at the primary offices of the Company, currently in Miami Lakes, Florida, or the primary offices of the Parent, currently in Dania Beach, Florida, or at an ancillary office of the Company in Miami-Dade County, Florida which shall be established by the Company immediately after Closing, or at another location mutually agreeable to by the Company and the Executive, subject to reasonable necessary travel requirements in connection with the management and operation of any businesses acquired or developed by the Company during the Employment Period and/or as otherwise required by his position and duties to the Company in the Executive’s reasonable judgment.

2.3.           Duties and Services. During the Employment Period, the Executive will render such managerial duties and responsibilities customary to his office and as are reasonably necessary to the operations of the Company, including the Business, and for the benefit of the Company and/or Parent or any of the Company’s and/or Parent’s Subsidiaries as the Board may from time to time reasonably direct. The Executive’s duties and services will include, without limitation, the performance of the tasks and items set forth in Section 1.7.8 of the Acquisition Agreement, which duties and services will not be modified or diminished by the Company without the Executive’s consent, which consent shall not be unreasonably withheld, delayed or conditioned. The Executive will devote his best efforts and substantially all of his business time and attention (except for vacation and holiday periods and reasonable periods of illness or other incapacity) to the provision of duties and services under this Agreement. Nothing in this Agreement shall prohibit the Executive from engaging in trade association activities, including serving as a board member or committee member or officer to trade associations, engaging in charitable and civic activities or owning, holding or managing or other activities related to his and/or his family members’ personal investments, properties and assets and/or tax and/or estate planning; provided that none of such activities interferes with the performance of the Executive’s agreements with the Company and/or the Parent under Section 3.3 of this Agreement or materially interferes with the performance of the Executive’s other duties and responsibilities to the Company and/or the Parent under this Agreement. The Executive shall travel at such times and to such locations as the Executive’s duties and responsibilities shall reasonably require. Upon any termination of the Executive’s employment with the Company, the Executive shall deliver to the Company a written resignation from all positions then held by the Executive with the Company, including any position as a director of the Company if held at such time.

2.4.           Duration. The Company agrees to employ the Executive in the position set forth in Section 2.1, unless sooner terminated in accordance with the provisions of this Agreement, and the Executive agrees to be so employed for the period beginning at, and only upon consummation of, the Closing and ending upon the earlier of (x) expiration of the twelve (12) full calendar months after expiration of the Measurement Period or (y) the date Earn-Out Payments under Section 1.7 of the Acquisition Agreement are no longer payable for any reason whatsoever (the “Initial Term”); provided, that the duration of the Executive’s employment shall be automatically renewed for successive additional periods of one (1) year (each, a “Renewal Term”) unless either party sends written notice to the other of such party’s decision not to renew the Executive’s employment for the applicable Renewal Term on or before the ninetieth (90th) day prior to the expiration of the Initial Term or such Renewal Term, as applicable.

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2.5.           Salary and Benefits. During the Employment Period:

 2.5.1           the Company will pay the Executive a base salary at the rate of One Hundred Fifty-Nine Thousand and 00/100 Dollars ($159,000.00) per annum (“Base Salary”), or at such higher rate as the compensation committee of the Board (or individuals performing the equivalent functions) may designate acting in good faith. The Base Salary shall be payable in installments consistent with the Company’s normal payroll schedule, subject to applicable income and employment withholding taxes;

 2.5.2           the Executive will be entitled to be paid the portion of the Earn-Out payable to the Executive under Section 1.7 of the Acquisition Agreement in his capacity as an employee of the Company which will be entirely governed by and be payable to the Executive as and when set forth in such Section 1.7 (including, without limitation, Sections 1.7.7, 1.7.10 and 1.7.11 thereof);

 2.5.3           the Executive will also be entitled to participate in and receive all benefits under any welfare benefit plans and programs, including without limitation, profit sharing, medical, dental, disability and/or other insurance, and any and all other fringe benefit plans as are from time to time provided by the Parent to its senior executives and, without duplication, its employees generally, subject to the provisions of such plans, including, without limitation, eligibility criteria and contribution requirements, as the same may be in effect from time to time (provided, however, in the case of performance-based cash and equity incentive plans and awards subject to the terms and conditions of Section 2.8; and provided further, however, that the Company will pay 50% of the premium with respect to the health/medical insurance coverage for the Executive and his dependents);

 2.5.4           the Executive will be entitled to three (3) weeks’ vacation each year with salary, to be taken at such times as approved by the Chief Executive Officer of the Parent; and

 2.5.5           the Executive will be entitled to reimbursement of all reasonable business travel and other business expenses incurred by the Executive in accordance with the Parent’s expense reimbursement policy in effect from time to time.

2.6.           Termination. The Initial Term or the Renewal Term, as applicable, may be earlier terminated on any one or more of the following dates: (a) the date specified in a Notice of Termination given by the Executive in connection with his resignation (which shall not be less than sixty (60) days from the date such Notice of Termination is given, unless a shorter period is subsequently requested by the Company after receipt of such Notice of Termination); (b) the date specified in a Notice of Termination given by the Company stating that the Board has determined that the Executive’s employment be terminated for Cause; (c) the date specified in a Notice of Termination given by the Company stating that the Board has determined that the Executive’s employment with the Company is terminated; (d) the date of the Executive’s death; (e) the date specified in a Notice of Termination given by the Company in connection with a termination of the Executive’s employment by reason of his Incapacity; or (f) the date specified in a Notice of Termination given by the Executive in connection with his termination of employment for Good Reason (which shall not be less than thirty (30) days from the date such Notice of Termination is given, unless a shorter period is subsequently requested by the Company after receipt of such Notice of Termination), unless the Company shall have cured or otherwise remedied the basis for such action prior to the 30th day following its receipt of the Notice of Termination. For purposes of this Agreement, the term “Employment Period” means the period of the Executive’s employment, and the term “Termination Date” means the date on which the Executive’s employment with the Company expires or is terminated (whether by the Executive or the Company). Any purported termination of the Executive’s employment by the Company or by the Executive shall be communicated by written Notice of Termination to the other party hereto in accordance with Section 4.1, which notice shall indicate the specific termination provision in this Section 2.6 relied upon (a “Notice of Termination”).

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2.7.           Severance Pay.

 2.7.1           If the Executive’s employment is terminated pursuant to Section 2.6 (clauses (a) through (f) inclusive), then the Company shall pay to the Executive: (a) any accrued but unpaid Base Salary; (b) the Earn-Out payable to the Executive under Section 1.7 of the Acquisition Agreement as and when set forth therein and irrespective of any termination of the Executive’s employment or this Agreement except as specifically provided in Section 1.7 of the Acquisition Agreement; and (c) any other earned but unpaid performance-based cash or equity incentive awards (solely as to this item (c) only to the extent such payment is awarded or accrued and earned prior to such termination) and any unreimbursed expenses, in each case, consistent with the Company’s normal payroll schedule, subject to applicable income and employment withholding taxes.

 2.7.2           If the Executive’s employment is terminated pursuant to Section 2.6(c) or pursuant to Section 2.6(f), then, subject to the provisions of Section 2.7.4, the Company will pay to the Executive an amount equal to the amount of Base Salary then in effect that the Executive would have been entitled to receive during the period beginning on the Termination Date and ending on the date which is (i) ninety (90) days after the Termination Date if the Termination Date occurs during the first year of the Initial Term or (ii) one hundred eighty (180) days after the Termination Date if the Termination Date occurs during or after the second year of the Initial Term or thereafter during any Renewal Term.

 2.7.3           The payments to be made by the Company to the Executive under Section 2.7.1 shall be made in installments, and on the payment dates, during the Severance Period on which Base Salary would have otherwise been paid had the Executive’s employment not been terminated. Upon the making of the last of such payments, the Company will have no further obligation to the Executive hereunder except as otherwise provided herein and under Section 1.7 of the Acquisition Agreement. All payments shall be subject to applicable income and employment withholding taxes.

 2.7.4           The Executive’s right to receive, and the Company’s obligation to pay and provide, any of the payments provided for in this Section 2.7 shall be subject to (a) the Executive’s compliance with, and observance of, the Executive’s obligations under Sections 3.1, 3.2 and 3.3 of this Agreement and Sections 6.1 and 6.2 of the Acquisition Agreement, (b) other than as specified in the foregoing clause (a), the Executive’s compliance in all material respects with, and observance in all material respects of, all of the Executive’s then remaining material obligations under this Agreement and the post-Closing covenants of the Executive under the Acquisition Agreement that continue beyond the Termination Date and (c) the Executive’s execution, delivery and non-revocation of, and performance under, a release in favor of the Company and its Affiliates in the form of Exhibit A (as such form may be mutually agreed upon and modified by the Company and the Executive so as to comply with all applicable laws as then in effect) within forty-five (45) days of the Termination Date.

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 2.7.5           If the release specified in Section 2.7.4 is executed and delivered (and no longer subject to revocation, if applicable) within forty-five (45) days following the Termination Date, then the following shall apply:

   (a)           To the extent any such cash payment to be provided is not “deferred compensation” for purposes of Section 409A of the Code, then such payment shall commence upon the first scheduled payment date immediately after the date the release is executed and no longer subject to revocation (the “Release Effective Date”). The first such cash payment shall include payment of all amounts that otherwise would have been due prior to the Release Effective Date under the terms of this Agreement had such payments commenced immediately upon the termination of the Executive’s employment, and any payments made thereafter shall continue as provided herein.

    (b)          To the extent any such cash payment to be provided is “deferred compensation” for purposes of Section 409A of the Code, then such payments shall be made or commence upon the forty-fifth (45th) day following the Termination Date. The first such cash payment shall include payment of all amounts that otherwise would have been due prior thereto under the terms of this Agreement had such payments commenced immediately upon the termination of the Executive’s employment, and any payments made thereafter shall continue as provided herein.

2.8.           Performance Based Awards.

 2.8.1           Except for the portion of the Earn-Out payable to the Executive under Section 1.7 of the Acquisition Agreement as an employee of the Company which will be entirely governed by and be payable to the Executive as and when set forth in Section 1.7 (including, without limitation, Sections 1.7.7, 1.7.10 and 1.7.11 thereof), during the Initial Term, the Executive shall not be entitled to participate in any performance-based cash or equity incentive plans of the Parent or receive any awards thereunder or otherwise. During any Renewal Term (to the extent the Executive is retained following the expiration of the Initial Term), to the extent the compensation committee of the Board (or individuals performing the equivalent functions) grants performance-based cash or equity incentive awards under an equity incentive plan or otherwise to its senior executives, the Executive will be entitled to participate in and receive any such plan or non-plan performance-based cash or equity incentive awards, at all times pursuant to the terms (including all vesting thresholds) of any such plan and grant, as applicable.

 2.8.2           Except as otherwise provided as to and excluding the Earn-Out under Section 1.7 of the Acquisition Agreement which will be entirely governed by and be payable to the Executive as and when set forth therein and will be payable irrespective of any termination of the Executive’s employment other than for termination by the Company of the Executive for Cause or the termination of employment by the Executive without Good Reason as specifically provided in Section 1.7 of the Acquisition Agreement, if the Employment Period is terminated pursuant to Section 2.6 prior to the end of the period with respect to which any performance-based cash or equity incentive award is earned or accrued, then the Executive will not be entitled to receive any payment on account of any such performance-based cash or equity incentive award.

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 2.8.3           The payment of any performance-based cash or equity incentive award is subject to applicable income and employment withholding taxes.

ARTICLE III PROPERTY AND BUSINESS OF THE COMPANY

3.1.           Books and Records. All books, records, reports, writings, notes, notebooks, computer programs, sketches, drawings, blueprints, prototypes, flavor profiles, formulas, photographs, negatives, models, equipment, chemicals, reproductions, proposals, flow sheets, supply contracts, customer lists and other documents and/or things relating in any manner to the business of any of the Parent, the Company or any of their respective Subsidiaries (including but not limited to any of the same embodying or relating to any confidential information or trade secrets), whether prepared by the Executive or otherwise coming into the Executive’s possession, shall be the exclusive property of the Parent, the Company or such Subsidiary, as the case may be, and shall not be copied, duplicated, replicated, transformed, modified or removed from the premises of the Company except pursuant to and in furtherance of the business of the Company , the Parent or any of their respective Subsidiaries and shall be returned immediately to the Company on the Termination Date or on the Board’s request at any time. The Executive agrees that the Executive will not, during the term of this Agreement, improperly use or disclose any proprietary information or trade secrets of any former or current employer, client or other Person with which the Executive has an agreement or duty to keep in confidence information acquired by the Executive, if any, and that the Executive will not bring onto the premises of Company any unpublished document or proprietary information belonging to such Person unless consented to in writing by such Person.

3.2.           Inventions and Patents. The Executive agrees that all inventions, innovations or improvements related to (a) the Parent’s, the Company’s or any of their respective Subsidiaries’ method of conducting its business (including new contributions, improvements, ideas, flavor profiles and discoveries, whether patentable or not) conceived or made by him during his employment with the Company and (b) any Seller’s and/or the Business’ respective method of conducting its business (including new contributions, improvements, ideas and discoveries, whether patentable or not) conceived or made by him during his employment with the Sellers belong exclusively to the Company and the Executive hereby assigns all of such inventions, innovations and improvements, contributions, ideas, flavor profiles and discoveries to the Company. The Executive will promptly disclose such inventions, innovations and improvements, contributions, ideas, flavor profiles and discoveries to the Company and perform all actions reasonably requested by the Company to establish and confirm the Company’s exclusive ownership thereof.

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3.3.           Non-Competition; Non-Solicitation; Non-Disclosure.

 3.3.1           Covenants. During the period equal to the longer of: (a) the Employment Period and for a period of two (2) years from and after the Termination Date or (b) from the Closing Date through the five (5) year anniversary of the Closing Date, the Executive will not for his own account, jointly with another or for or on behalf of any Person, directly or indirectly, through an Affiliate or otherwise, anywhere within the entire world (the “Territory”):

(a)           engage in the Business or own, manage or control, or become engaged or serve as a shareholder (other than a passive owner of less than 5% of the outstanding securities of a publicly-traded entity), bondholder or creditor (other than a passive owner of less than 5% of the outstanding debt obligations of a publicly-traded entity), officer, director, partner, member, manager, employee, agent, consultant, advisor or representative of any Person, business or enterprise that competes directly or indirectly with the Parent and/or the Company with regard to any of the activities engaged in by the Business; however, for purposes of clarity, the Executive may operate NutriCigs International LLC, a Florida limited liability company (“Nutricigs”) solely as Nutricigs conducts its business as of the date of this Agreement, which the parties agree is limited to selling fortified e-cigarettes and e-liquids; however, notwithstanding the immediately preceding sentence, if at any time Company, Parent and/or any of their respective Affiliates enters into a business line that is competitive with Nutricigs, then Executive shall divest himself of any direct and/or indirect ownership and/or financial interest in Nutricigs within 90 days of his receipt of written notice from Parent and/or Company);

(b)           recruit, induce, solicit or employ, or in any manner attempt to recruit, induce, solicit or employ, any Person that is at such time an employee, independent contractor or consultant of the Parent or the Company;

(c)           solicit any Person that is at such time (i) a customer or supplier of any of the Sellers, the Company, Parent or the Business or (ii) a Person with whom any of the Sellers, the Company or Parent discussed a potential business relationship, in each case, for the purpose of offering or providing services or products which are competitive with services or products provided by the Company, Parent or the Business;

(d)           cause or seek to cause to be terminated or materially adversely affected or otherwise materially interfere with any contract of any kind to which the Company, Parent and/or the Business is a party or from which any of them benefits;

(e)           seek to materially interfere with or adversely affect the ongoing relationships between the Company, Parent and the Business, on the one hand, and any of their suppliers, customers and professional and business contacts, on the other hand;

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(f)            make any material negative, derogatory or disparaging statements or communications regarding the Company, Parent or the Business and/or their respective Affiliates or employees, other than truthful statements required by subpoena or court order or as related to discovery or testimony in a legal proceeding involving a dispute between the Executive and Company and/or Parent; or

(g)           except in connection with satisfying agreements, duties and/or obligations in connection with employment with the Company, or any of its Affiliates under the Acquisition Agreement, in any fashion, form or manner (A) use, disclose, communicate or provide or permit access to any Person, or (B) remove from the Parent’s or Company’s premises any notes or records, relating to any confidential, proprietary or secret information of the Parent, Company or any of their Affiliates (including the identity of customers, suppliers and others with whom Parent or Company does business; Parent’s or Company’s marketing methods, strategies and related information; contract terms, pricing, margin or cost information or other information regarding the relationship between Parent, Company or any of their Affiliates and the Persons with which they have contracted; Parent’s, Company’s or any of their Affiliates’ services, products, software, technology, developments, improvements and methods of operation; Parent’s, Company’s or any of their Affiliates’ results of operations, financial condition, projected financial performance, sales and profit performance and financial requirements; the identity of and compensation paid to Parent’s, Company’s or any of their Affiliates’ employees and consultants; any business plans, models or strategies and the information contained therein; their sources, leads or methods of obtaining new business; and all other confidential information of, about or concerning the Business).

 3.3.2           Executive’s Acknowledgements. The provisions of this Section 3.3 will continue whether or not the Executive is employed by the Company. The Executive recognizes the importance of the covenants contained in this Section 3.3 and acknowledges that, based on his past experience, the Business and the currently anticipated plans to expand the Business, the restrictions imposed herein are: (i) reasonable as to scope, time and area; (ii) necessary for the protection of Parent’s and the Company’s legitimate business interests, including trade secrets, goodwill, and relationships with customers and suppliers; and (iii) not unduly restrictive of any rights of the Executive. The Executive acknowledges and agrees that the covenants contained in this Section 3.3 are essential elements of this Agreement and that but for these covenants the Company would not have entered into this Agreement with the Executive or the Acquisition Agreement. The existence of any claim or cause of action against Parent or the Company by the Executive, whether predicated on the Company’s breach of this Agreement or otherwise, shall not constitute a defense to the enforcement by the Company of the covenants contained in this Section 3.3. The Executive represents and warrants that the Business will be conducted throughout the Territory, that the restrictions contained within this Section 3.3 are reasonable and necessary to protect the goodwill of the Business, and that the Executive shall not challenge the enforceability or reasonableness of these restrictive covenants.

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 3.3.3           Severability. If any covenant or restriction contained in this Section 3.3, or any part thereof, is hereafter construed or found to be invalid or unenforceable in part or in whole, the same shall not affect the remainder of the covenants or restrictions, which shall be given full effect, without regard to the invalid or unenforceable portions, and any court having jurisdiction shall have the power to reduce the duration, scope and/or area of such covenant and, in its reduced form, said covenant shall then be enforceable. The parties intend that the covenants under Section 3.3 shall be deemed to be a series of separate covenants, one (1) for each and every county in each and every jurisdiction within the Territory.

 3.3.4           Remedies. The parties recognize that the performance by the Executive of his obligations under this Agreement is special, unique and extraordinary in character, and that, if the Executive breaches or threatens as reasonably determined by the Company to breach the terms and conditions of this Agreement, the Company and the Parent will suffer irreparable injury for which no adequate remedy at law exists. Accordingly, in the event of such breach or threatened breach, the Company and/or the Parent will be entitled, if either or both of them so elects, to institute and prosecute proceedings in any court in the United States or otherwise having jurisdiction to specifically enforce this Agreement by the Executive or to enjoin the Executive from breaching or attempting to breach this Agreement. This remedy is in addition to and not in lieu of the remedies otherwise available to the Parent and Company and the Parent and/or the Company may institute an action against the Executive to obtain injunctive and/or declaratory relief while pursuing claims for damages based on the same set of facts in the jurisdiction specified in this Section 3.3. The Executive agrees that the Parent and/or the Company may seek and obtain injunctive or declaratory relief without proving any damages or proving there is no adequate remedy at law to prevent or restrain breaches or threatened breaches of this Agreement and the Executive waives any claim or right to such requirements. The protections contained within this Section 3.3 are in addition to, and not in lieu of, all protections afforded by applicable state and federal law, including those relating to protection of trade secrets and protection of computer systems and electronic information.

3.4.           Representation and Warranty. The Executive represents and warrants to the Company that (i) the execution, delivery and performance of this Agreement by the Executive does not and will not conflict with, breach, violate or cause a default under any contract, agreement, instrument, order, judgment or decree to which the Executive is a party or by which the Executive is bound, (ii) the Executive is not a party to or bound by any employment agreement, noncompetition agreement or confidentiality agreement with any other Person (other than the Company under the Acquisition Agreement) that will interfere with the Executive’s ability to fulfill his obligations under this Agreement and (iii) upon the execution of this Agreement by the Company and the Executive, this Agreement shall be the valid and binding obligation of the Executive, enforceable in accordance with its terms.

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ARTICLE IV MISCELLANEOUS

4.1.           Notices. Any notice, request, demand, claim or other communication hereunder that is required to be made in writing shall be deemed duly given on the fifth (5th) Business Day after if it is sent by registered or certified mail, return receipt requested, postage prepaid, or, on the next Business Day after if sent by a reputable overnight courier such as Federal Express, and addressed to the intended recipient as set forth below:

If to the Executive:	To the Executive’s last known address as set forth in the Company’s payroll records.

If to the Company:	3001 Griffin Road
Dania Beach, FL 33312

Either party hereto may send any notice, request, demand, claim or other communication hereunder to the intended recipient at the address set forth above using any other means (including personal delivery, messenger service, facsimile, ordinary mail or electronic mail), but no such notice, request, demand, claim or other communication shall be deemed to have been duly given unless and until it actually is received by the intended recipient; provided, that such communication is also sent by registered or certified mail or by reputable overnight courier within five Business Days of the original communication. Either party hereto may change the address to which notices, requests, demands, claims and other communications hereunder are to be delivered by giving the other party notice in the manner herein set forth.

4.2.           Severability. Whenever possible, each provision of this Agreement will be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement is held to be invalid, illegal or unenforceable in any respect under any applicable law or rule in any jurisdiction, such invalidity, illegality or unenforceability will not affect any other provision or any other jurisdiction, but this Agreement will be reformed, construed and enforced in such jurisdiction as if such invalid, illegal or unenforceable provision had never been contained herein; provided, that, if any of the provisions of Article III are held to be invalid, illegal or unenforceable, then such provisions shall be deemed amended in the manner and to the extent provided for in Section 3.3.3.

4.3.           Complete Agreement. This Agreement together with the Acquisition Agreement and the other Company Agreements embody the complete agreement and understanding among the parties relating to the subject matter hereof and thereof and supersede and preempt any contemporaneous or prior understandings, agreements or representations by or among the parties, written or oral, which may have related to the subject matter hereof in any way.

4.4.           Counterparts. This Agreement may be executed on separate counterparts, each of which is deemed to be an original and all of which taken together constitute one and the same agreement. Any telecopied, e-mailed, scanned, or other electronically delivered signature shall be deemed a manually executed and delivered original.

4.5.           Successors and Assigns. This Agreement is intended to bind and inure to the benefit of and be enforceable by the Executive and the Company and their respective successors and permitted assigns (and, in the case of the Executive, heirs and personal representatives), except that the Executive may not assign any of his rights or delegate any of his obligations hereunder and the Company may not assign any of its rights or delegate any of its duties or obligations hereunder to other than the Parent or a Subsidiary of the Company or the Parent. In the event of the Executive’s death during any period within which he is entitled to receive severance pay pursuant to Section 2.7.2, the Company shall, in accordance with the terms and subject to the conditions of the Company’s obligations with respect thereto, pay such amounts to the Executive’s estate as and when such amounts would have been required to be paid to the Executive but for the Executive’s death.

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4.6.           Equitable Remedies. The Executive acknowledges and agrees that the Company would not have an adequate remedy at law in the event any of the provisions of Article III are not performed in accordance with their specific terms, are breached or are threatened to be breached. Accordingly, the Executive agrees that the Company shall be entitled, in addition to any other rights and remedies which may be available to it, to an injunction or injunctions to prevent breaches of Article III and to enforce specifically the terms and provisions thereof in any action instituted in any court described in Section 4.7 hereof, and without any requirement to post bond or other security, prove any damages or prove there is no adequate remedy at law to prevent or restrain breaches or threatened breaches of this Agreement and the Executive waives any claim or right to such requirements.

4.7.           Choice of Law; Jurisdiction and Venue. This Agreement shall be governed, interpreted, construed and enforced in accordance with the laws of the State of Florida without regard to conflicts of laws principles thereof and all questions concerning the validity and construction hereof shall be determined in accordance with the laws of said state. Subject to the last sentence of this Section 4.7 (and except for actions taken to enforce the provisions set forth in Section 3.3), by execution and delivery of this Agreement, each party irrevocably submits to the personal and exclusive jurisdiction of any federal or state court of competent jurisdiction located in Broward County, Florida, or in the forum described in Section 10.14 of the Acquisition Agreement, in any action or proceeding arising out of or relating to this Agreement and hereby irrevocably agrees, on behalf of himself or itself and on behalf of such party’s heirs, personal representatives, successors and assigns that all claims in respect of such action or proceeding may be heard and determined in any such court. Each party agrees that venue would be proper in any of such courts, and hereby waives any objection that any such court is an improper or inconvenient forum for the resolution of any such action. The parties further agree that the mailing by certified or registered mail, return receipt requested, to the addresses specified for notice in this Agreement, of any process or summons required by any such court shall constitute valid and lawful service of process against them, without the necessity for service by any other means provided by statute or rule of court.

4.8.           Waiver of Jury Trial. THE PARTIES HERETO HEREBY IRREVOCABLY WAIVE TRIAL BY JURY IN ANY JUDICIAL PROCEEDING INVOLVING, DIRECTLY OR INDIRECTLY, ANY MATTER (WHETHER IN TORT, CONTRACT OR OTHERWISE) IN ANY WAY ARISING OUT OF, RELATED TO, OR CONNECTED WITH THIS AGREEMENT OR THE RELATIONSHIP ESTABLISHED HEREUNDER.

4.9.           Amendments and Waivers. No provision of this Agreement may be modified, amended, terminated or waived without the prior written consent of the parties hereto. The waiver by either party to this Agreement of a breach of any provision of this Agreement shall not be construed or operate as a waiver of any preceding or succeeding breach of the same or any other term or provision or as a waiver of any contemporaneous breach of any other term or provision or as a continuing waiver of the same or any other term or provision. No failure to exercise and no delay in exercising any right, remedy, or power hereunder shall preclude any other or further exercise of any other right, remedy or power provided herein or by law or in equity.

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4.10.         Business Days. Whenever the terms of this Agreement call for the performance of a specific act on a specified date, which date does not fall on a Business Day, the date for the performance of such act shall be postponed to the next succeeding Business Day.

4.11.         No Third Party Beneficiary. Except for the parties to this Agreement and their respective successors and permitted assigns, heirs and personal representatives, nothing expressed or implied in this Agreement is intended, or will be construed, to confer upon or give any Person other than the parties hereto and their respective successors and assigns any rights or remedies under or by reason of this Agreement; except that Parent shall be a third party beneficiary of the Executive’s obligations under this Agreement and shall have the same rights as the Company to enforce such obligations as if it were a party hereto.

4.12.         Enforcement Costs. If any civil action, arbitration, or other legal proceeding is brought for the enforcement of this Agreement, or because of an alleged dispute, breach, default, or misrepresentation in connection with any provision of this Agreement, the successful or prevailing party or parties shall be entitled to recover reasonable attorneys’ fees, court costs, and all expenses even if not taxable as court costs (including all such fees, costs, and expenses incident to arbitration, appellate, bankruptcy, and post-judgment proceedings), incurred in that civil action, arbitration, or legal proceeding, in addition to any other relief to which such party or parties may be entitled. Attorneys’ fees shall include paralegal fees, investigative fees, administrative costs and sales and use taxes and all other charges billed by the attorney to the prevailing party.

4.13.         Compliance with Section 409A.

 4.13.1          It is the intention of both the Company and the Executive that the benefits and rights to which the Executive could be entitled pursuant to this Agreement comply with Section 409A of the Code and the Treasury Regulations and other guidance promulgated or issued thereunder (“Section 409A”), to the extent that the requirements of Section 409A are applicable thereto, and the provisions of this Agreement shall be construed in a manner consistent with that intention. If the Executive or the Company believes, at any time, that any such benefit or right that is subject to Section 409A does not so comply, it shall promptly advise the other and shall negotiate reasonably and in good faith to amend the terms of such benefits and rights such that they comply with Section 409A (with the most limited possible economic effect on the Executive and on the Company). Notwithstanding the foregoing, the Company does not make any representation to the Executive that the payments or benefits provided under this Agreement are exempt from, or satisfy, the requirements of Section 409A, and the Company shall have no liability or other obligation to indemnify or hold harmless the Executive or any beneficiary of the Executive for any tax, additional tax, interest or penalties that the Executive or any beneficiary of the Executive may incur in the event that any provision of this Agreement, or any amendment or modification thereof, or any other action taken with respect thereto, is deemed to violate any of the requirements of Section 409A.

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 4.13.2           If and to the extent required to comply with Section 409A, no payment or benefit required to be paid under this Agreement on account of termination of the Executive’s employment shall be made unless and until the Executive incurs a “separation from service” within the meaning of Section 409A.

 4.13.3           If the Executive is a “specified employee”, then no payment or benefit that is payable on account of the Executive’s “separation from service”, as that term is defined for purposes of Section 409A, shall be made before the date that is six months after the Executive’s “separation from service” (or, if earlier, the date of the Executive’s death) if and to the extent that such payment or benefit constitutes deferred compensation (or may be nonqualified deferred compensation) under Section 409A and such deferral is required to comply with the requirements of Section 409A. Any payment or benefit delayed by reason of the prior sentence shall be paid out or provided in a single lump sum at the end of such required delay period in order to catch up to the original payment schedule. For purposes of this provision, the Executive shall be considered to be a “specified employee” if, at the time of his separation from service, the Executive is a “key employee”, within the meaning of Section 416(i) of the Code, of the Company (or any Person with whom the Company would be considered a single employer under Section 414(b) or Section 414(c) of the Code) any stock of which is publicly traded on an established securities market or otherwise.

 4.13.4           Neither the Company nor the Executive, individually or in combination, may accelerate any payment or benefit that is subject to Section 409A, except in compliance with Section 409A and the provisions of this Agreement, and no amount that is subject to Section 409A shall be paid prior to the earliest date on which it may be paid without violating Section 409A.

 4.13.5           For purposes of applying the provisions of Section 409A to this Agreement, each separately identified amount to which the Executive is entitled under this Agreement shall be treated as a separate payment. In addition, to the extent permissible under Section 409A, any series of installment payments under this Agreement shall be treated as a right to a series of separate payments. Whenever a payment under this Agreement specifies a payment period with reference to a number of days, the actual date of payment within the specified period shall be within the sole discretion of the Company.

 4.13.6           Notwithstanding any other provisions of this Agreement or any other agreement to which the Company and the Executive are parties to the contrary, in no event shall any payment under this Agreement that constitutes “deferred compensation” for purposes of Section 409A be subject to offset by any other amount unless otherwise permitted by Section 409A.

4.14.         Effectiveness.

 4.14.1           Notwithstanding anything to the contrary contained herein, this Agreement shall be effective on the Closing Date of the Acquisition Agreement and this Agreement shall be of no force or affect whatsoever if for any reason the Closing does not occur.

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[SIGNATURES APPEAR ON FOLLOWING PAGE]

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IN WITNESS WHEREOF, the parties, or their duly authorized officer, have executed this Agreement on the day and year first above written.

IVGI ACQUISITION, INC.

By:
Name:
Title:

EXECUTIVE

David Epstein

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ANNEX 1

DEFINITIONS

“Acquisition Agreement” has the meaning given to it in the recitals.

“Agreement” means this Executive Employment Agreement, as the same may be amended, supplemented, or modified pursuant to Sections 3.3.3 and 4.9.

“Affiliate” has the meaning given to it in the Acquisition Agreement.

“Base Salary” has the meaning given to it in Section 2.5.1.

“Board” means the Board of Directors of the Parent.

“Business” means (i) the business of (w) owning certain electronic cigarette and vaporizer brands, including South Beach Smoke, EverSmoke™, NutriCigs and Vapor Zone™ and related products and accessories, as well as any other electronic cigarette and vaporizer brands and related products and accessories commercially available and under development (collectively, the “E-Cig Products”), (x) online sales of the E-Cig Products, (y) wholesale distribution of the E-Cig Products and (z) retail sales of the E-Cig Products, and (ii) any other line of business related and complementary to the business described in item (i) above that, as of the Termination Date, any of the Parent, the Company or any of their respective Subsidiaries is materially engaged in or is materially actually in the process to become engaged in.

“Business Day” means any day that is not a Saturday, Sunday, legal holiday or other day on which the banks are required to be closed in Miami, Florida.

“Cause” means any one or more of the following: (a) the repeated failure or refusal by the Executive to perform the Executive’s material duties or render the material services provided under, and consistent with the Executive’s duties and services set forth in, Section 2.3 (other than any such failure resulting from the Executive’s Incapacity); (b) the engaging by the Executive in conduct which would result in a Material Adverse Effect; (c) the commission by the Executive of an act or acts involving fraud, embezzlement, misappropriation or theft against the Company or any of its Affiliates; (d) the Executive’s gross negligence or willful misconduct in the performance of his duties as an employee of the Company which would have a Material Adverse Effect; (e) the conviction of the Executive (or the Executive’s plea of guilty or no contest prior to any conviction) in connection with a felony (other than related to a traffic violation or motor vehicle) or crime of moral turpitude; (f) the association, directly or indirectly, of the Executive, for his profit or financial benefit, with any Person that competes, in any material way, with the Company or any of its Affiliates; or (g) any other material breach by the Executive of any of the terms or provisions of this Agreement or any other post-Closing covenant or agreement of the Executive under the Acquisition Agreement, which other material breach, to the extent notice and opportunity to cure is required by such agreement, is not cured within thirty (30) days of notice by the Company. Notwithstanding the above, the Company shall provide written notice to the Executive and an opportunity to cure within thirty (30) days of notice by the Company for items involving a claimed breach for “Cause” pursuant to subsections (a), (b), (f) and (g) above. Any notice required to be given by the Company pursuant to subsection (a), (b), (f) or (g) above shall specify the nature of the claimed breach and the manner in which the Company requires such breach to be cured (if curable).

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 “Code” means the Internal Revenue Code of 1986, as amended.

“Company” has the meaning given to it in the preamble.

“Employment Period” has the meaning given to it in Section 2.6.

 “Executive” has the meaning given to it in the preamble.

“Good Reason” means any of the following: (A) the Parent or the Company commits a material breach of this Agreement or any of the post-Closing covenants or agreements of the Parent or the Company in the Acquisition Agreement; (B) any direct or indirect material diminution or reduction (actually or constructively) in the Executive’s position, duties, authority or responsibilities with the Company from his position, duties, authority and responsibilities set forth in Section 2.3; or (C) the Company requires the Executive to move his primary office anywhere outside of Miami-Dade County, Florida; provided that “Good Reason” shall cease to exist for an event on the 60th day following its occurrence, unless the Executive has given the Company written notice thereof within thirty (30) days of the Executive becoming aware of the existence of such condition giving rise to Good Reason, and the Company fails to remedy the condition within thirty (30) days after its receipt of such notice.

 “Incapacity” means the Executive’s inability to perform the essential functions of his employment as required by this Agreement as a result of incapacity due to physical or mental injury or illness for more than ninety (90) consecutive days during any three hundred sixty-five (365) day period.

“Initial Term” has the meaning given to it in Section 2.4.

“International Vapor” has the meaning set forth in the recitals.

“Material Adverse Effect” means a material adverse effect on the business, assets, properties, results of operations, financial condition, prospects, reputation or interests of the Company or any of its Affiliates.

 “Notice of Termination” has the meaning given to it in Section 2.6.

“Parent” means Vapor Corp., a Delaware corporation, and any successor thereof by operation of law or otherwise.

 “Person” means an individual, a partnership, a corporation, a limited liability company, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, a governmental entity (or any department, agency or political subdivision thereof) or any other type of business entity.

“Release Effective Date” has the meaning given to it in Section 2.7.5(a).

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“Renewal Term” has the meaning given to it in Section 2.4.

“Section 409A” has the meaning set forth in Section 4.13.1.

 “Sellers” means International Vapor Group, Inc., a Delaware corporation, and its subsidiaries, South Beach Smoke, Inc., a Florida corporation, Beach Wellness LLC, a Florida limited liability company, Vapor Zone, Inc., a Florida corporation, Nutricigs International LLC, a Florida limited liability company, and Vapor Zone Franchising, LLC, a Delaware limited liability company.

“Severance Period” means the period for so long as the Company is required to make the severance payments described in Section 2.7.

 “Subsidiary” when used with respect to any Person means any other Person, whether incorporated or unincorporated, of which (a) more than 50% of the securities or other ownership interests is or (b) securities or other interests having by their terms ordinary voting power to elect more than 50% of the board of directors or others performing similar functions with respect to such corporation or other organization, are, in either such case, directly or indirectly owned or controlled by such Person or by any one or more of its Affiliates.

 “Termination Date” has the meaning given to it in Section 2.6.

“Territory” has the meaning given to it in Section 3.3.1.

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EXHIBIT A

FORM OF RELEASE

[DATE], 20__
[NAME OF EMPLOYEE]
[ADDRESS]
[CITY], [STATE] [ZIP]
Dear: [NAME OF EMPLOYEE]

Reference is made to the Executive Employment Agreement between the Company and you dated [______________], 2014. This letter serves to document our mutual understanding regarding the terms of your severance payments, and a full release of any and all actual or potential claims relating to periods prior to the date that this letter becomes effective.

Provided that you execute this letter (including attachments A&B) prior to the expiration of twenty-two (22) days after the date hereof and you do not subsequently revoke this letter in accordance with the provisions on revocation set forth on Attachment B hereto, we shall, as severance pay, continue to pay you your annual base salary of [$INITIAL BASE SALARY] as presently in effect for the period specified in Section 2.7.2 of the Employment Agreement and in installments in accordance with the Company’s normal pay periods (except as provided in Section 2.7.4 of the Employment Agreement), subject to applicable withholdings, with no further benefit accrual. As provided in the Employment Agreement, our obligation to pay you such severance is subject to (a) your compliance with, and observance of, your obligations under Sections 3.1, 3.2 and 3.3 of the Employment Agreement and Sections 6.1 and 6.2 of the Acquisition Agreement (as such term is defined in the Employment Agreement) and (b) other than as specified in the foregoing clause (a), your compliance in all material respects with, and observance in all material respects of, all of your then remaining material obligations under the Employment Agreement and your post-Closing covenants under the Acquisition Agreement that continue beyond the date on which your employment with the Company terminated.

We look forward to working with you on a smooth transition of your responsibilities to others. We all appreciate your past efforts on behalf of the Company and will be happy to help you implement your future plans.

Very Truly Yours,

[NAME OF EMPLOYER]

By:
Title:
Date:

Agreed and accepted:

[NAME OF EMPLOYEE]

Date:

Exhibit A-1

ATTACHMENT A: RELEASE AND COVENANT NOT TO SUE

1. Release. I, [INSERT NAME], do hereby release and discharge [NAME OF EMPLOYER] (the “Employer”), each of its partners, and each of their subsidiaries’, stockholders’, equityholders’ and subsidiaries’ officers, directors, members, managers, partners, stockholders, employees, representatives, agents and affiliates (collectively, the “Employer Affiliates”, and each an “Employer Affiliate”) from any and all claims, demands or liabilities whatsoever, whether known or unknown or suspected to exist by me, which I ever had or may now have against any Employer Affiliate, from the beginning of time to the Effective Date of the letter (including its attachments), including, without limitation, any claims, demands or liabilities in connection with my employment, including wrongful termination, constructive discharge, breach of express or implied contract, unpaid wages, benefits, attorneys fees or pursuant to any federal, state, or local employment laws, regulations, or executive orders prohibiting inter alia, age, race, color, sex, national origin, religion, handicap, veteran status, and disability discrimination, including, without limitation, the Age Discrimination in Employment Act, Title VII of the Civil Rights Act of 1964, as amended by the Civil Rights Act of 1991, the Civil Rights Act of 1866, the Employee Retirement Income Security Act of 1974, any state statute relating to employee benefits or pensions and the Americans with Disabilities Act of 1990. This Release does not waive rights or claims that may arise after the Effective Date, and does not waive rights or claims for indemnification rights (if any) as a former officer or director of the Employer or any of the other Employer Affiliates, any claims for benefits under any directors’ and officers’ liability policy or other insurance policy maintained by the Employer in accordance with the terms of such policy, any rights to accrued but unpaid base salary and expense reimbursement and any rights and/or interests directly or indirectly under or arising from my Employment Agreement and/or the Acquisition Agreement and/or any other agreements, instruments or other documents between or among any one or more of the Employer Affiliates, on the one hand, and me or any of my affiliates, on the other hand, that by their terms survive the termination of my employment (collectively, “Preserved Claims”). I fully understand that, if any fact with respect to which this Release is executed is found hereafter to be other than or different from the facts in that connection believed by me to be true, I expressly accept and assume the risk of such possible difference in fact and agree that the release set forth herein shall be and remain effective notwithstanding such difference in fact. I acknowledge and agree that no consideration other than as provided for by the letter to which this release is an attachment has been or will be paid or furnished by any Employer Affiliate with respect to the delivery of this letter.

2. Covenant Not to Sue. I covenant and agree never, individually or with any person or in any way, to commence, aid in any way, prosecute or cause or permit to be commenced or prosecuted against any Employer Affiliate any action or other proceeding, including, without limitation, an arbitration or other alternative dispute resolution procedure, based upon any claim, demand, cause of action, obligation, damage, or liability that is the subject of this letter (including its attachments). I represent and agree that I have not and will not make or file or cause to be made or filed any claim, charge, allegation, or complaint, whether formal, informal, or anonymous, with any governmental agency, department or division, whether federal, state or local, relating to any Employer Affiliate in any manner, including without limitation, any Employer Affiliate’s business or employment practices. I waive any right to monetary recovery should any administrative or governmental agency or entity pursue any claim on my behalf. Notwithstanding the foregoing and anything to the contrary herein, this Section 2 shall not relate or apply in any manner whatsoever to any Preserved Claim.

3. Indemnification. I agree to indemnify and hold each Employer Affiliate harmless from and against any and all claims, including each Employer Affiliate’s court costs and attorneys’ fees, arising from or in connection with any claim, action, or other proceeding made, brought, or prosecuted, or caused or permitted to be commenced or prosecuted, by me, my successor(s), or assign(s) contrary to the provisions of the letter (including its attachments). It is further agreed that the letter (including its attachments) shall be deemed breached and a cause of action accrued thereon immediately upon the commencement of any action contrary to the letter (including the attachments), and in any such action the letter (including its attachments) may be pleaded by the Employer Affiliates, or any of them, both as a defense and as a counterclaim or cross-claim in such action.

4. Important General Provisions. If any provisions of the letter (including its attachments) is held to be invalid or unenforceable by a court of competent jurisdiction, such invalidity or unenforceability shall not affect the validity and enforceability of the other provisions thereof, and the provision held to be invalid or unenforceable shall be enforced as nearly as possible according to its original terms and intent to eliminate such invalidity or unenforceability. The provisions hereof shall be governed by, and construed and enforced in accordance with, the laws of the State of Florida, both substantive and remedial. The undersigned hereby waives trial by jury in any judicial proceeding involving, directly or indirectly, any matter (whether in tort, contract or otherwise) in any way arising out of, related to, or connected hereto.

5. Right to Consult Attorney. I ACKNOWLEDGE THAT I HAVE BEEN ADVISED, IN WRITING, TO CONSULT WITH AN ATTORNEY PRIOR TO EXECUTING THE LETTER (INCLUDING ITS ATTACHMENTS).

[NAME OF EMPLOYEE]	Date

ATTACHMENT B: WAIVER OF CLAIMS UNDER OLDER WORKERS’ BENEFIT
PROTECTION ACT

PURSUANT TO THE OLDER WORKERS BENEFIT PROTECTION ACT (OWBPA), WHICH APPLIES TO THE WAIVER OF RIGHTS UNDER THE AGE DISCRIMINATION IN EMPLOYMENT ACT, THE UNDERSIGNED STATES THAT HE HAS HAD A PERIOD OF 21 CALENDAR DAYS FROM THE DATE HE WAS PRESENTED WITH THE LETTER (INCLUDING ITS ATTACHMENTS) ([INSERT DATE]) WITHIN WHICH TO CONSIDER THE LETTER (INCLUDING ITS ATTACHMENTS) AND HIS DECISION TO EXECUTE THE SAME, THAT HE HAS CAREFULLY READ THE LETTER (INCLUDING ITS ATTACHMENTS), THAT HE HAS HAD THE OPPORTUNITY TO HAVE IT REVIEWED BY AN ATTORNEY, THAT HE FULLY UNDERSTANDS ITS FINAL AND BINDING EFFECT, THAT THE ONLY PROMISES MADE TO HIM TO SIGN THE RELEASE SET FORTH ON ATTACHMENT A ARE THOSE STATED IN THE LETTER (INCLUDING ITS ATTACHMENTS), AND THAT THE UNDERSIGNED IS SIGNING VOLUNTARILY WITH THE FULL INTENT OF RELEASING THE EMPLOYER AFFILIATES OF ALL CLAIMS.

THE UNDERSIGNED SHALL HAVE A PERIOD OF SEVEN CALENDAR DAYS FOLLOWING HIS EXECUTION OF THE LETTER (INCLUDING ITS ATTACHMENTS) TO REVOKE THE LETTER (AND ITS ATTACHMENTS). THE LETTER (AND ITS ATTACHMENTS), INCLUDING THE OBLIGATION TO PAY SEVERANCE, SHALL NOT BECOME EFFECTIVE IF THE UNDERSIGNED TIMELY EXERCISES THIS RIGHT OF REVOCATION. TO BE EFFECTIVE, ANY SUCH NOTICE OF REVOCATION MUST BE IN WRITING, AND MUST BE RECEIVED WITHIN SAID SEVEN-DAY PERIOD. THE LETTER (AND ITS ATTACHMENTS) SHALL BECOME EFFECTIVE UPON EXPIRATION OF THE REVOCATION PERIOD, IF THE UNDERSIGNED HAS NOT PRIOR THERETO EXERCISED HIS RIGHT OF REVOCATION (THE “EFFECTIVE DATE”).

[NAME OF EMPLOYEE]	Date

Exhibit C

REGISTRATION RIGHTS AGREEMENT

THIS REGISTRATION RIGHTS AGREEMENT (this “Agreement”), dated as of [____], 2014, is by and among Vapor Corp., a Delaware corporation (“Parent”), International Vapor Group, Inc., a Delaware Corporation (“IVG”), and the stockholders of IVG listed on Schedule I hereto (each, a “Stockholder”). Capitalized terms used but not otherwise defined herein shall have the respective meanings set forth in the Acquisition Agreement (as defined below).

RECITALS

WHEREAS, pursuant to the Asset Purchase Agreement (the “Acquisition Agreement”), dated as of May 14, 2014, by and among Parent, IVGI Acquisition, Inc., a Delaware corporation and a wholly-owned subsidiary of Parent (“Acquisition Sub”), IVG, as a Seller, and David Epstein, David Herrera and Nicolas Molina, each individually as an Owner of IVG and collectively as the representatives of IVG and the other Owners of IVG (the “Stockholder Representatives”), and the other Sellers and Owners named therein, Acquisition Sub acquired from IVG and the other Sellers the Acquired Assets and the Assumed Liabilities (the “Acquisition”);

WHEREAS, in connection with consummation of the Acquisition, IVG received Parent Common Stock as set forth in Section 1.2.2 of the Acquisition Agreement less the Parent Common Stock deposited in the Escrow Account pursuant to Section 1.2.4(a) of the Acquisition Agreement (the “Escrow Account Shares”) and (i) each Stockholder will receive hereafter from IVG in the form of a distribution of the shares of common stock of Parent, par value $0.001 per share (“Parent Common Stock”) and (ii) eight (8) employees of Sellers named on Schedule II hereto may receive hereafter from IVG pursuant to their respective Stay Bonus agreements (collectively, “Stay Bonus Employees”), a certain portion of the Parent Common Stock received by IVG at the Closing as set forth opposite such Stockholder’s name on Schedule I hereto or as set forth opposite such Stay Bonus Employee’s name on Schedule II hereto, respectively (together with any Parent Common Stock or other securities of Parent issued as a dividend or other distribution with respect thereto, or in exchange therefor, or in replacement thereof, collectively the “Initial Parent Shares”);

WHEREAS, pursuant to the terms and subject to the conditions of the Acquisition Agreement, each Stockholder may receive, either directly from Parent or through future distributions by IVG of shares of Parent Common Stock that IVG receives from Parent, additional shares of Parent Common Stock (i) as Earn-Out Payments (together with any Parent Common Stock or other securities of Parent issued as a dividend or other distribution with respect thereto, or in exchange therefor, or in replacement thereof, the “Earn-Out Parent Shares”); (ii) in satisfaction of any Seller Indemnified Person’s indemnity claims (together with any Parent Common Stock or other securities of Parent issued as a dividend or other distribution with respect thereto, or in exchange therefor, or in replacement thereof, the “Indemnity Parent Shares”) and/or (iii) that constitute Escrow Account Shares released to Stockholders from the Escrow Account (together with any Parent Common Stock or other securities of Parent issued as a dividend or other distribution with respect thereto, or in exchange therefor, or in replacement thereof, and together with the Earn-Out Parent Shares and the Indemnity Parent Shares, the “Contingent Parent Shares”); and

WHEREAS, this Agreement is made pursuant to the Acquisition Agreement to set forth Parent’s, IVG’s and the Stockholders’ understanding as to the registration rights and other rights and obligations of the parties with respect to the Initial Parent Shares and the Contingent Parent Shares.

NOW, THEREFORE, in consideration of the foregoing premises and mutual promises made herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, agree as follows:

ARTICLE 1

DEFINITIONS

1.1            Definitions. Unless otherwise defined herein, all capitalized terms used in this Agreement shall have the following meanings:

“Acquisition Agreement” has the meaning set forth in the recitals hereof.

“Acquisition Sub” has the meaning set forth in the recitals hereof.

“Additional Filing Deadline” has the meaning set forth in Section 2.1(a) hereof.

“Additional Shelf Registration Statement” has the meaning set forth in Section 2.1(b) hereof.

“Agreement” has the meaning set forth in the introductory paragraph hereof.

“Affiliate” has the meaning set forth in Rule 144.

“Beneficially own” has the meaning set forth in Rule 13d-3 under the Exchange Act.

“Blockage Notice” has the meaning set forth in Section 2.5(c) hereof.

“Blockage Period” has the meaning set forth in Section 2.5(c) hereof.

“Board of Directors” means the board of directors of Parent.

“Business Day” means any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by Law to be closed in the City of Miami. If any payment or other obligation is due to be made or performed hereunder on a day that is not a Business Day, such payment or other obligation shall be made or performed on the next Business Day.

“Commission” means the United States Securities and Exchange Commission and any successor agency.

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“Contingent Parent Shares” has the meaning set forth in the recitals hereof.

“Earn-Out Parent Shares” has the meaning set forth in the recitals hereof.

“Escrow Account Shares” has the meaning set forth in the recitals hereof.

 “Indemnity Parent Shares” has the meaning set forth in the recitals hereof.

“Initial Parent Shares” has the meaning set forth in the recitals hereof.

“Initial Shelf Registration Statement” has the meaning set forth in Section 2.1(a) hereof.

 “IVG” has the meaning set forth in the introductory paragraph hereof.

 “Filing Deadline” has the meaning set forth in Section 2.1(a) hereof.

 “FINRA” means the Financial Industry Regulatory Authority.

“Officer’s Certificate” has the meaning set forth in Section 2.1(f) hereof.

“Parent” has the meaning set forth in the introductory paragraph hereof.

“Parent Common Stock” has the meaning set forth in the recitals hereof.

“Person” means any individual, firm, corporation, partnership, limited partnership, limited liability company, association, trust, unincorporated organization or other entity, as well as any syndicate or group that would be deemed to be a person under Section 13(d)(3) of the Exchange Act.

“Piggyback Notice” has the meaning set forth in Section 2.3(a) hereof.

“Register,” “registered” and “registration” shall refer to a registration effected by preparing and filing a registration statement or similar document with the Commission in compliance with the Securities Act and the declaration or ordering by the Commission of effectiveness of such registration statement or document.

“Registrable Shares” means at any time, the shares of Initial Parent Shares and Contingent Parent Shares owned by IVG and/or the Stockholders, whether owned on the date hereof or acquired hereafter, provided, however, that for purposes of this Agreement, a Person shall be deemed to be a holder of Registrable Shares whenever such Person has the right to then acquire or obtain from the Parent any Registrable Shares, whether or not such acquisition has actually been effected, and provided, further, that shares of Registrable Shares shall not include any shares the sale of which has been registered pursuant to the Securities Act and which shares have been sold pursuant to such registration.

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“Registration Expenses” means any and all expenses incident to the performance of or compliance with any registration or marketing of securities pursuant to Article 2, including (a) the fees, disbursements and expenses of Parent’s counsel and accountants in connection with this Agreement and the performance of Parent’s obligations hereunder (including the expenses of any annual audit letters and “cold comfort” letters required or incidental to the performance of such obligations); (b) all expenses, including filing fees, in connection with the preparation, printing and filing of any registration statement, any preliminary prospectus or final prospectus, any other offering document and amendments and supplements thereto and the mailing and delivering of copies thereof to any underwriters and dealers; (c) the cost of printing and producing any agreements among underwriters, underwriting agreements, selling group agreements and any other customary documents in connection with the marketing of securities pursuant to Article 2; (d) all expenses in connection with the qualification of the securities to be disposed of for offering and sale under state securities laws, including the reasonable fees and disbursements of counsel for the underwriters or the Stockholders in connection with such qualification and in connection with any “blue sky” and legal investment surveys, including the cost of printing and producing any such “blue sky” or legal investment surveys; (e) the filing fees incident to securing any required review by FINRA of the terms of the securities being registered pursuant to Article 2; (f) transfer agents’ and registrars’ fees and expenses and the fees and expenses of any other agent or trustee appointed in connection with such offering; (g) all security engraving and security printing expenses; (h) all fees and expenses payable in connection with the listing of the securities on any securities exchange or automated interdealer quotation system; (i) the costs and expenses of Parent and its officers relating to analyst or investor presentations, if any, or any “road show” undertaken in connection with the registration and/or marketing of any shares of Registrable Shares other than as provided in any underwriting agreement entered into in connection with such offering; and (j) the reasonable fees and expenses of no more than one legal counsel to IVG and the Stockholders selected by the Stockholder Representatives for each registration statement, as applicable. In no event shall Registration Expenses be deemed to include underwriting discounts and commissions, brokerage fees and transfer taxes, if any.

“Rule 144” means Rule 144 promulgated under the Securities Act as in effect on the date hereof and such rule as from time to time amended and any successor rule or regulation under the Securities Act.

“Rule 415 Offering” means an offering on a delayed or continuous basis pursuant to Rule 415 (or any successor rule to similar effect) promulgated under the Securities Act.

 “Selling Stockholder” means IVG or any Stockholder whose shares of Parent Common Stock are included at the request of IVG or such Stockholder (as the case may be) in the relevant registration statement.

“Shelf Registration Statement” means a registration statement of Parent relating to a Rule 415 Offering which covers the resale of shares of Parent Common Stock, on Form S-3 under the Securities Act, or if not eligible to use Form S-3, such other form, and all amendments and supplements to such registration statement, on the form under the Securities Act the Parent is then eligible to use, including post-effective amendments, in each case including the prospectus contained therein as well as any “free writing prospectus” as defined in Rule 405 under the Securities Act, all exhibits thereto and all materials incorporated by reference therein.

“Stay Bonus Employees” has the meaning set forth in the recitals hereof.

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 “Stockholder Representatives” has the meaning set forth in the recitals hereof.

“Stockholder” has the meaning set forth in the introductory paragraph hereof, and shall be deemed to include any other Person owning Registrable Shares by reason of being a transferee or assignee of IVG or any Stockholder (including the Stay Bonus Employees) in accordance with the Securities Act and other applicable Laws.

 “Transfer” means any direct or indirect sale, assignment, pledge, transfer, hedge, swap or other disposition, whether or not for value.

ARTICLE 2

REGISTRATION

2.1           Shelf Registration Statements.

(a)           Initial Shelf Registration Statement. Parent shall, on the terms and conditions hereinafter provided, cause to be filed a Shelf Registration Statement, covering the resale of all the Initial Parent Shares, the Escrow Account Shares and the maximum number of Earn-Out Parent Shares that may be issued pursuant to the Acquisition Agreement (the “Initial Shelf Registration Statement”), no later than the date which is 60 days after the date hereof (the “Filing Deadline”), and thereafter proceed to use its commercially reasonable efforts to cause such Shelf Registration Statement to be declared effective by the Commission no later than 45 days after the date of filing.

(b)           Additional Shelf Registration Statements. After the expiration of the Measurement Period, the Stockholder Representatives may, upon written demand, require the Parent, on the terms and conditions hereinafter provided, to cause to be filed one or more Additional Shelf Registration Statements to register the amount of the Registrable Shares set forth in each such written demand no later than 60 days after the date of each such written demand (an “Additional Filing Deadline”), and thereafter proceed to use its commercially reasonable efforts to cause such Additional Shelf Registration Statement to be declared effective by the Commission no later than 60 days after the date of filing. The Stockholder Representatives may elect to distribute the Registrable Shares covered by their written demand in an underwritten public offering and select the investment banking firm or firms to act as the managing underwriter or underwriters in connection with such offering (each, an “Underwritten Offering”); provided, that such selection shall be subject to the consent of the Parent, which consent shall not be unreasonably withheld, delayed or conditioned. Notwithstanding anything to the contrary contained herein, the Parent agrees that it shall include in any Additional Shelf Registration Statement that it is requested to file for an Underwritten Offering information reasonably requested by the managing underwriter therefor to the extent such requested information is of the nature customarily included in registration statements (such as included in a Form S-1 or any successor form) of like issuers for similar underwritten offerings even if such information is not required by a Form S-3 to be included in the Additional Shelf Registration Statement.

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(c)           Effectiveness of Shelf Registration Statements. Subject to the terms of this Agreement, Parent agrees to use commercially reasonable efforts to keep the Initial Shelf Registration Statement and any Additional Shelf Registration Statements, as applicable, continuously effective from the date the Commission declares the Initial Shelf Registration Statement and any such Additional Shelf Registration Statements, as applicable, effective until the later of (i) the first date that IVG and the Stockholders cease to Beneficially own any shares of the Registrable Shares; or (ii) three years from the date the Initial Shelf Registration Statement or such Additional Shelf Registration Statement, as applicable, has been declared effective by the Commission, provided, that such three-year period shall be extended by the number of days equal to the cumulative sum of the number of days representing all Blockage Periods (including any extension thereof) invoked by Parent under Section 2.5(c). At least three (3) Business Days prior to the filing thereof (or, in the case of an Underwritten Offering, in a sufficient amount of time prior to filing for review and comment by the underwriters), the Initial Shelf Registration Statement or any Additional Shelf Registration Statement, as applicable (and each amendment thereto, as well any supplement to the prospectus contained therein) shall be provided to the Stockholders’ legal counsel (such counsel being one law firm designated by the Stockholder Representatives) and, in the case of an Underwritten Offering, to the underwriters and their legal counsel prior to its filing with or other submission to the Commission.

(d)           Adjustment. If at any time the outstanding shares of Parent Common Stock as a class shall have been increased, decreased, changed into or exchanged for a different number or class of shares or securities as a result of a reorganization, recapitalization, reclassification, stock dividend, stock split, reverse stock split, combination or exchange of shares or other similar change in capitalization, then an appropriate and proportionate adjustment shall be made to the number of shares of such stock to be registered on the Initial Shelf Registration Statement or any Additional Shelf Registration Statement, as applicable.

(e)           Notice of Intended Use of Prospectus. If, at any time on or after the date which the Initial Shelf Registration Statement or any Additional Shelf Registration Statement, as applicable, is declared effective by the Commission, any Stockholder intends to use or deliver the prospectus forming a part of the Initial Shelf Registration Statement or such Additional Shelf Registration Statement, as applicable, (or any prospectus supplement or amendment thereto or any “free writing prospectus” as defined in Rule 405 under the Securities Act) in connection with any offer or sale of shares of Registrable Shares covered thereby, such Stockholder shall first give written notice thereof to Parent at least five (5) Business Days prior to the first date such prospectus or prospectus supplement or free writing prospectus will be used or delivered by such Stockholder in connection with such offer or sale. By the close of business on the Business Day following its receipt of such notice, Parent shall, if applicable, provide a Blockage Notice to the Stockholder Representatives of any blockage of registration rights pursuant to Section 2.5(c).

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(f)           Postponement. Parent shall be entitled to postpone for a period of time of up to thirty (30) days from the Filing Deadline or the Additional Filing Deadline, the filing of the Initial Shelf Registration Statement or the Additional Shelf Registration Statement, as applicable, if Parent furnishes to the Stockholder Representatives, an officer’s certificate executed by the Chief Executive Officer or Chief Financial Officer of Parent (“Officer’s Certificate”) (subject to the Stockholders entering into a customary confidentiality obligation as to such information, which the Stockholders hereby agree to do) stating that Parent or any of its subsidiaries is engaged in confidential negotiations or other confidential business activities (or any such executive officer determines that Parent is at such time otherwise in possession of material non-public information with respect to Parent or any of its subsidiaries), the disclosure of which, upon the advice of Parent’s legal counsel, would be required by applicable Law in such registration statement, and not otherwise in a report filed or furnished to the Commission, and Parent determines in good faith that such disclosure would be detrimental to Parent and its stockholders other than IVG and the Stockholders along with an approximation of the anticipated delay. Any such postponement of the filing of a registration statement pursuant to this Section 2.1 shall be lifted not later than the thirtieth (30th) day after expiration of the Filing Deadline or the Additional Filing Deadline, as applicable, and notice to the Stockholder Representatives shall promptly be given and the registration statement shall be filed forthwith.

2.2           [INTENTIONALLY OMITTED].

2.3           Piggyback Underwritten Offerings

(a)           Right to Piggyback. In the event that Parent shall seek to undertake an underwritten registered offering of Parent Common Stock, whether or not for sale for its own account (except in the case of an offering registered on Form S-4 or Form S-8 (or any successor form of either) for the registration of securities to be offered in a transaction of the type referred to in Rule 145 of the Securities Act or to be offered to directors, officers and employees of and/or consultants to Parent or any of its subsidiaries), it shall give the Stockholder Representatives written notice (the “Piggyback Notice”) at least twenty (20) Business Days before the initial filing with the Commission of its intention to do so and of the rights of the Stockholders under this Section 2.3. Upon receipt of a Piggyback Notice, the Stockholder Representatives shall promptly notify all Stockholders of such Piggyback Notice. Subject to the terms and conditions hereof, such notice shall offer each Stockholder the opportunity to include in such registration statement such number of shares of Registrable Shares as such Stockholder may request (subject to Section 2.3(c)).

(b)           Notice of participation in Piggyback Offerings. The Stockholder Representatives shall advise Parent in writing within ten (10) Business Days after the date of receipt of a Piggyback Notice, specifying the number of shares of Registrable Shares IVG and each such Stockholder seeks to include in such underwritten offering. Parent shall thereupon include in such underwritten offering the number of shares of Registrable Shares requested by IVG and such Stockholders to be included, subject to Section 2.3(c), and shall use commercially reasonable efforts to effect the registration under the Securities Act of all shares of Registrable Shares which Parent has been so requested to register, provided, that, if at any time after giving a written notice of its intention to register any shares of Registrable Shares and prior to the effective date of the registration statement filed in connection with such registration, Parent shall determine for any reason not to undertake an underwritten registered offering, Parent may, at its election, give written notice of such determination to the Stockholder Representatives and thereupon Parent shall be relieved of its obligation to register such shares of Registrable Shares pursuant to such abandoned offering.

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(c)           Priority on Piggyback Offerings. If the managing underwriter of the underwritten offering pursuant to which shares of Registrable Shares are included pursuant to this Section 2.3 advises Parent in writing that, in its good faith view, the inclusion of all or a part of such shares of Registrable Shares in such registration would be likely to have an adverse effect upon the price, timing or distribution of the offering and sale of the shares of Parent Common Stock then contemplated, Parent shall include in such underwritten offering:

(i)           first, all the shares of Parent Common Stock that Parent proposes to sell for its own account; and

(ii)          second, (x) shares of Registrable Shares and (y) securities of Parent requested to be included by holders of registration rights granted by Parent after the date hereof, allocated (if necessary) pro rata on the basis of the number of Registrable Shares and the securities of Parent that such holders have so requested to be included, which in the good faith view of such managing underwriter can be so sold without so adversely affecting such offering in the manner described above.

2.4           Expenses.             Except as provided herein, Parent shall pay all Registration Expenses under this Article 2 with respect to a particular offering (or proposed offering). Each Selling Stockholder shall bear the fees and expenses of its own counsel (if other than the one legal counsel to the Stockholders selected by the Stockholder Representatives for each offering or proposed offering) as well as all underwriting discounts and commissions, brokerage fees and taxes.

2.5           Registration Procedures.

(a)           Actions to be Taken by Parent. If and when Parent is required to effect the registration of any shares of Parent Common Stock under the Securities Act as provided in Sections 2.1or 2.3, Parent shall as promptly as practicable, but subject to the other provisions of this Agreement:
(i)           prepare and file with the Commission a registration statement on any appropriate form under the Securities Act with respect to such shares of Parent Common Stock and thereafter use its commercially reasonable efforts to cause such registration statement to become effective as promptly as practicable under the circumstances and, in the case of an Initial Shelf Registration Statement or Additional Shelf Registration Statement, to remain effective for the period set forth in Section 2.1(a)(ii);

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(ii)            prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement until the earlier of such time as all of such securities have been disposed of in accordance with the intended methods of distribution thereof;

(iii)          furnish to Stockholders such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus and any “free writing” prospectus as defined in Rule 405 under the Securities Act), any documents incorporated by reference therein and such other documents as Stockholders may reasonably request in order to facilitate the disposition of the shares of Parent Common Stock registered pursuant to such registration statement (it being understood that, subject to Section 2.5(c) and the requirements of the Securities Act and applicable state securities Laws, Parent consents to the use of the prospectus and any amendment or supplement thereto by Stockholders in connection with the offering and sale of the shares of Parent Common Stock covered by the registration statement of which such prospectus, amendment or supplement is a part);

(iv)           use its commercially reasonable efforts to register or qualify such shares of Parent Common Stock under such other securities or blue sky laws of such jurisdictions within the United States of America as Stockholders may reasonably request; use its commercially reasonable efforts to keep each such registration or qualification (or exemption therefrom) effective during the period in which such registration statement is required to be kept effective and take any other action which may be reasonably necessary or advisable to enable Stockholders to consummate the disposition in such jurisdictions of the shares of Parent Common Stock being disposed of by Stockholders, provided, however, that Parent will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph or (B) consent to general service of process in any such jurisdiction;

(v)            promptly notify the Stockholder Representatives (A) when the registration statement, any prospectus or any prospectus supplement or post-effective amendment has been filed and, with respect to a registration statement or any post-effective amendment, when the same has become effective, (B) of the issuance by any state securities or other regulatory authority of any order suspending the qualification or exemption from qualification of any of the shares of Parent Common Stock registered pursuant to such registration statement under state securities or “blue sky” Laws or the initiation of any proceedings for that purpose and (C) of the happening of any event which makes any statement made in a registration statement or related prospectus untrue or which requires the making of any changes in such registration statement, prospectus or documents so that they will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading (or with respect to the prospectus, in light of the circumstance under which such statements were made), and, subject to Section 2.5(c), as promptly as reasonably practicable thereafter, prepare and file with the Commission and furnish a supplement or amendment to such prospectus so that, as thereafter deliverable to the purchasers of such shares of Parent Common Stock, such prospectus will not contain any untrue statement of a material fact or omit a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

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(vi)           if requested by the Stockholder Representatives, promptly incorporate in a prospectus supplement or post-effective amendment such information relating to the Selling Stockholders named therein or the distribution of the shares of Parent Common Stock covered thereby as the Stockholder Representatives reasonably request to be included therein and promptly make all required filings of such prospectus supplement or post-effective amendment;

(vii)          as promptly as reasonably practicable after the filing with the Commission of any document which is incorporated by reference into a registration statement (in the form in which it was incorporated), deliver copies of each such document to the Stockholder Representatives;

(viii)         cooperate with the Stockholder Representatives to facilitate the timely preparation and delivery of certificates (which shall not bear any restrictive legends unless required under applicable law) representing securities sold under any registration statement, and enable such securities to be in such denominations and registered in such names as the Stockholder Representatives may request and keep available and make available to Parent’s transfer agent prior to the effectiveness of such registration statement a supply of such certificates;

(ix)           cause the shares of Parent Common Stock included in any registration statement to be listed on each securities exchange, if any, on which the Parent Common Stock is then listed;

(x)            provide a transfer agent and registrar for all shares of Parent Common Stock registered hereunder and provide a CUSIP number for the shares of Parent Common Stock included in any registration statement not later than the effective date of such registration statement;

(xi)           cooperate with the Stockholder Representatives and their counsel in connection with any filings required to be made with FINRA;

(xii)          during the period when the prospectus is required to be delivered under the Securities Act, promptly file all documents required to be filed with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act;

(xiii)         notify the Stockholder Representatives promptly of any request by the Commission for the amending or supplementing of such registration statement or prospectus or for additional information;

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(xiv)           prepare and file with the Commission as promptly as reasonably practicable any amendments or supplements to such registration statement or prospectus which, in the opinion of counsel for Parent, is required in connection with the distribution of the shares of Parent Common Stock, as applicable;

(xv)            advise the Stockholder Representatives, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the Commission suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for such purpose and promptly use its commercially reasonable efforts to prevent the issuance of any stop order or to obtain its withdrawal at the earliest possible moment if such stop order should be issued;

(xvi)           permit any holder of Registrable Shares which holder, in its sole and exclusive judgment, might be deemed to be an underwriter or a controlling person of the Parent, to participate in the preparation of such registration statement and to require the insertion therein of language, furnished to the Parent in writing, which in the reasonable judgment of such holder and its counsel should be included; and

(xvii)          in the event of an underwritten public offering, enter into and perform its obligations under an underwriting agreement, in usual and customary form and take all such other customary actions as the holders of such Registrable Shares or the managing underwriter of such offering reasonably request in order to expedite or facilitate the disposition of such Registrable Shares (including, without limitation, making appropriate officers of the Parent available to participate in “road show” and other customary marketing activities (including one-on-one meetings with prospective purchasers of the Registrable Shares).

(b)           Information to be Provided by Stockholders. Parent may require IVG and/or the Stockholders to furnish to Parent such information regarding the Stockholders and the distribution of the shares of Parent Common Stock as Parent may from time to time reasonably request in writing in connection with Parent’s performance of its obligations hereunder.

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(c)           Blockage Period. If (i) there has been or there is pending a material development or change in the business, affairs or prospects of Parent or any of its subsidiaries, (ii) Parent’s securities counsel has advised Parent in writing that such material development or change should be disclosed in the Initial Shelf Registration Statement or any Additional Shelf Registration Statement, as applicable, the prospectus included therein, or an amendment or supplement thereto or free writing prospectus in order to ensure that the Initial Shelf Registration Statement or any such Additional Shelf Registration Statement, as applicable, and such prospectus, as amended or supplemented, will not contain any misstatement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (or with respect to the prospectus, in light of the circumstance under which such statements were made); and (iii) in the good faith judgment of the Chief Executive Officer or the Chief Financial Officer of Parent, disclosure of such development or change would either (x) have a material adverse effect on the business or operations of Parent or (y) if the disclosure otherwise relates to a material financing or acquisition which has not yet been disclosed and such disclosure would have a material adverse effect on the likelihood of consummating such material transaction, then Parent may deliver written notification to the Stockholder Representatives on behalf of IVG and all Stockholders that shares of Parent Common Stock may not be sold pursuant to the Initial Shelf Registration Statement or such Additional Shelf Registration Statement, as applicable (a “Blockage Notice”). Upon receipt of a Blockage Notice, the Stockholder Representatives shall promptly notify IVG and all Stockholders of such Blockage Notice. No Stockholder shall sell any shares of Parent Common Stock pursuant to the Initial Shelf Registration Statement or such Additional Shelf Registration Statement, as applicable, for the period (the “Blockage Period”) beginning on the date such Blockage Notice was received by the Stockholder Representatives and ending on the date on which Parent notifies the Stockholder Representatives that the Blockage Period has ended which Blockage Period shall not exceed an aggregate of ninety (90) days in any calendar year, provided, that such Blockage Period shall be extended for any period, not to exceed forty-five (45) days in any calendar year, during which the Commission is reviewing any proposed amendment to the Initial Shelf Registration Statement or such Additional Shelf Registration Statement, as applicable (and Parent agrees promptly to notify the Stockholder Representatives if the circumstances giving rise to such Blockage Period no longer apply). Parent shall promptly prepare and file any amendment or supplement to the Initial Shelf Registration Statement or such Additional Shelf Registration Statement, as applicable, or the prospectus included therein necessary so that at the conclusion of the Blockage Period, the Initial Shelf Registration Statement or such Additional Shelf Registration Statement, as applicable, and the prospectus included therein do not contain any misstatements of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading (or with respect to the prospectus, in light of the circumstance under which such statements were made) and notify the Stockholder Representatives of such amendment or supplement and of the conclusion of the Blockage Period.

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2.6           Indemnification.

(a)           Indemnification by Parent. Parent agrees to indemnify and reimburse, to the fullest extent permitted by Law, each Stockholder and their respective employees, advisors, agents, representatives, shareholders, members, partners, officers, and directors and each Person who controls the Stockholder (within the meaning of the Securities Act or the Exchange Act) and any agent or investment advisor thereof (collectively, the “Stockholder Affiliates”) (i) against any and all losses, claims, damages, liabilities, judgments and expenses, joint or several (including reasonable attorneys’ fees and disbursements, subject to Section 2.6(c)) based upon, arising out of, related to or resulting from any untrue or alleged untrue statement of a material fact contained in such registration statement, including any preliminary prospectus or final prospectus contained therein or any amendments or supplements thereto, or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading or any violation or alleged violation by Parent of the Securities Act, the Exchange Act or any state securities Laws (including any rule or regulation promulgated thereunder), (ii) against any and all losses, liabilities, claims, damages, and expenses whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon, arising out of, related to or resulting from any such untrue statement or omission or alleged untrue statement or omission or violation or alleged violation and (iii) against any and all costs and expenses (including fees and disbursements of counsel) as may be reasonably incurred in investigating, preparing, or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon, arising out of, related to or resulting from any such untrue statement or omission or alleged untrue statement or omission or violation or alleged violation to the extent that any such expense or cost is not paid under clauses (i) or (ii) above, provided, however, that Parent shall not be liable in any such case with respect to IVG or a Stockholder to the extent that such statements are made in reliance upon and in strict conformity with information furnished in writing to Parent by or on behalf of IVG or such Stockholder or its Stockholder Affiliate expressly for use therein or arise from IVG’s or such Stockholder’s or its Stockholder Affiliate’s failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after Parent has furnished the Stockholder Representatives or IVG or such Stockholder or its Stockholder Affiliate with a sufficient number of copies of the same. The reimbursements required by this Section 2.6(a) will be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred, provided further that the indemnification shall not apply to losses, claims, damages or liabilities attributable to a failure of IVG or a Stockholder, underwriter or other Person on their behalf to comply with a Blockage Notice.

(b)           Indemnification by the Stockholders. In connection with any registration statement in which IVG or a Stockholder is participating, IVG or such Stockholder will furnish to Parent in writing such information as Parent reasonably requests for use in connection with any such registration statement or prospectus and, to the fullest extent permitted by Law, IVG or such Stockholder (as the case may be) will severally and not jointly indemnify and reimburse Parent and its employees, advisors, agents, representatives, officers (who have signed the registration statement) and directors and each Person who controls Parent (within the meaning of the Securities Act or the Exchange Act) against any and all losses, claims, damages, liabilities, judgments and expenses (including reasonable attorneys’ fees and disbursements, subject to Section 2.6(c)) based upon, arising out of, related to or resulting from any untrue or alleged untrue statement of a material fact contained in such registration statement, prospectus, or such preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein in light of the circumstances under which they were made not misleading or any violation or alleged violation by IVG or such Stockholder (as the case may be) of the Securities Act, the Exchange Act or any state securities Laws (including any rule or regulation promulgated thereunder), but only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission or violation or alleged violation is contained in any information so furnished in writing by or on behalf of IVG or such Stockholder or its Stockholder Affiliate (as the case may be) specifically for inclusion in such registration statement; provided, that such liability will be limited to, the net amount received by IVG or such Stockholder from the sale of Parent Common Stock pursuant to such registration statement; provided, however, that neither IVG or a Stockholder shall be liable in any such case to the extent that prior to the filing of any such registration statement (or amendment thereof) or prospectus or supplement thereto, IVG or such Stockholder has furnished in writing to Parent information expressly for use in such registration statement (or any amendment thereof) or prospectus or supplement thereto which corrected or made not misleading information previously furnished to Parent.

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(c)           Notice of claims, etc. Each party indemnified under Section 2.6(a) and Section 2.6(b) above shall, promptly after receipt of notice of a claim or action against such indemnified party in respect of which indemnity may be sought hereunder, notify the indemnifying party in writing of the claim or action and the indemnifying party shall assume the defense thereof, including the employment of counsel reasonably satisfactory to such indemnified party, and shall assume the payment of all fees and expenses in connection therewith; provided that the failure of any indemnified party so to notify the indemnifying party shall not relieve the indemnifying party of its obligations hereunder except to the extent that the indemnifying party is materially prejudiced by such failure to notify, but the omission so to notify the indemnifying party will not relieve it of any liability it may have to any indemnified party otherwise under this Section 2.6 hereof. In any such action, any indemnified party shall have the right to retain its own counsel, but the fees and expenses of such counsel shall be at the sole expense of such indemnified party unless (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the indemnifying party shall have failed to assume the defense of such action or engage counsel reasonably satisfactory to the indemnified party or (iii) in the reasonable judgment of such indemnified party representation of both parties by the same counsel would be inappropriate due to material differing interests between them or there may be one or more legal defenses available to the indemnified party that are different from or additional to those available to such indemnifying party, in which case the reasonable fees and expenses of such counsel shall be at the sole expense of the indemnifying party. It is understood that the indemnifying party shall not, in connection with any claim or action or related proceeding in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to one local counsel) at any time for all such indemnified parties, and that all such reasonable fees and expenses shall be reimbursed as they are incurred. In the case of any such separate firm for IVG and the Stockholders as indemnified parties, such firm shall be designated in writing by the indemnified party or the indemnified parties holding a majority of the shares of Parent Common Stock held by IVG and the Stockholders and included in such registration. The indemnifying party shall not be liable for any settlement of any claim or action effected without its written consent, which consent shall not be unreasonably withheld or delayed or conditioned, but if settled with such consent, or if there be a final judgment for the plaintiff, the indemnifying party shall indemnify and hold harmless such indemnified parties from and against any loss or liability (to the extent stated above) by reason of such settlement or judgment. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement or compromise of or consent to the entry of a judgment with respect to any pending or threatened claim or action in respect of which any indemnified party is or could have been a party and indemnity or contribution may be or could have been sought hereunder by such indemnified party, unless such settlement or compromise or judgment includes an unconditional release of such indemnified party from all liability arising out of such proceeding.

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(d)           Contribution. Each party hereto agrees that, if for any reason the indemnification provisions contemplated by Section 2.6(a) or Section 2.6(b) are unavailable to or insufficient to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities, judgments or expenses (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, liabilities, judgments or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party in connection with the actions which resulted in the losses, claims, damages, liabilities, judgments or expenses as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by or on behalf of such indemnifying party or indemnified party, and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission; provided that in no event shall the obligation of any indemnifying party to contribute under this Section 2.6(d) exceed the amount that such indemnifying party would have been obligated to pay by way of indemnification if the indemnification provided for under Section 2.6(a) or Section 2.6(b) had been available under the circumstances. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2.6(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 2.6(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities, or expenses (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or, except as provided in Section 2.6(c), defending any such action or claim. Notwithstanding the provisions of this Section 2.6(d), neither IVG or any Stockholder shall be required to contribute an amount greater than the dollar amount by which the net proceeds received by IVG or such Stockholder with respect to the sale of any Parent Common Stock pursuant to any registration statement exceeds the amount of damages which IVG or such Stockholder (as the case may be) has otherwise been required to pay by reason of any and all untrue or alleged untrue statements of material fact or omissions or alleged omissions of material fact made in such registration statement, (including any amendment thereto) or any prospectus or supplement thereto related to such sale of Parent Common Stock. Each of IVG’s and each of the Stockholders’ obligation to contribute pursuant to this Section 2.6(d) are several and not joint. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. If indemnification is available under this Section 2.6, the indemnifying parties shall indemnify each indemnified party to the full extent provided in Section 2.6(a) and Section 2.6(b) without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for in this Section 2.6(d) subject, in the case of IVG and the Stockholders, to the limits set forth in Section 2.6(b).

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(e)           The indemnification and contribution provided for under this Agreement will remain in full force and effect regardless of any investigation made by or on behalf of the indemnified party or any officer, director, or controlling Person of such indemnified party and will survive the Transfer of Registrable Shares.

2.7           Rule 144.           Parent shall use commercially reasonable efforts to ensure that the conditions to the availability of Rule 144 set forth therein shall at all times be satisfied in order to permit resales of the Registrable Shares by IVG and the Stockholders thereunder.

ARTICLE III

TERMINATION

3.1           Termination.     The provisions of this Agreement shall terminate as to IVG or a particular Stockholder (as the case may be) as of the later of (i) such time as IVG or such Stockholder no longer holds any shares of Registrable Shares and (ii) 5 years after the Closing.

ARTICLE IV

MISCELLANEOUS

4.1           Notices.            All notices and other communications under this Agreement shall be in writing and shall be deemed given (i) when delivered personally by hand (with written confirmation of receipt), (ii) when sent by facsimile or e-mail (with written confirmation of transmission) or (iii) one Business Day following the day sent by overnight courier (with written confirmation of receipt), in each case at the following addresses and facsimile numbers (or to such other address or facsimile number as a party may have specified by notice given to the other party pursuant to this provision):

(a)	if to Parent to:

Vapor Corp.
3001 Griffin Road
Dania Beach, Florida 33312
Attn: Harlan Press, Chief Financial Officer
Facsimile: (888) 882-7095
E-mail: harlan.press@vapor-corp.com

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with a copy (which shall not constitute notice) to:

Greenberg Traurig, P.A.
333 SE 2nd Avenue, Suite 4400
Miami, Florida 33131
Attn: Andrew E. Balog, Esq.
Facsimile: (305) 961-5642
E-mail: aeb@gtlaw.com

(b)	if to the Stockholder Representatives, to:

Nicolas Molina

Facsimile:
E-mail:

with a copy (which shall not constitute notice) to:

Bilzin Sumberg Baena Price & Axelrod LLP
Suite 2300
1450 Brickell Avenue
Miami, Florida 33131
Attention: Alan D. Axelrod, Esq.
Facsimile: (305) 351-2205
E-mail: aaxelrod@bilzin.com

4.2           Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of Delaware, applicable to contracts executed in and to be performed entirely within that State.

4.3           Submission to Jurisdiction. All actions and proceedings arising out of or relating to this Agreement shall be heard and determined in the Chancery Court of the State of Delaware or any federal court sitting in the Delaware, and the parties hereby irrevocably submit to the exclusive jurisdiction of such courts (and, in the case of appeals, appropriate appellate courts therefrom) in any such action or proceeding. The parties irrevocably waive the defense of an inconvenient forum to the maintenance of any such action or proceeding. The consents to jurisdiction set forth in this paragraph shall not constitute general consents to service of process in the State of Delaware and shall have no effect for any purpose except as provided in this paragraph and shall not be deemed to confer rights on any Person other than the parties. The parties agree that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by applicable law.

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4.3           Successors and Assigns. Except as provided in the last sentence of this Section 4.3, neither this Agreement nor any of the rights, interests or obligations hereunder shall be assigned, in whole or in part, by operation of Law or otherwise, by any of the parties without the prior written consent of the other parties, provided that the Stockholder Representatives may provide consent for and on behalf of IVG and all Stockholders as provided in the Acquisition Agreement. Subject to the preceding sentence, this Agreement shall be binding upon, inure to the benefit of, and be enforceable by, the parties and their respective successors and permitted assigns, which permitted assigns shall include any Stay Bonus Employee transferred Parent Common Stock by IVG.

4.4           Amendment and Waivers. No failure or delay on the part of Parent, IVG or Stockholders in exercising any right, power or remedy hereunder shall operate as a waiver thereof, nor shall any single or partial exercise of any such right, power or remedy preclude any other or further exercise thereof or the exercise of any other right, power or remedy. The remedies provided for herein are cumulative and are not exclusive of any remedies that may be available to Parent or Stockholder at law or in equity or otherwise. Any provision of this Agreement may be amended, supplemented, modified or waived if, but only if, such amendment, supplement, modification or waiver is in writing and is signed by the party against whom enforcement of any such amendment, supplement, modification or waiver is sought.

4.5           Severability. If any term or other provision of this Agreement is invalid, illegal, or incapable of being enforced by any law or public policy, all other terms or provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal, or incapable of being enforced, the parties hereto, with the Stockholder Representatives acting on behalf of all Stockholders, shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

4.6           Counterparts. This Agreement may be executed in one or more counterparts, each of which will be deemed to be an original copy of this Agreement and all of which, when taken together, will be deemed to constitute one and the same agreement. This Agreement may be executed by facsimile or other electronic means.

4.7           Entire Agreement. This Agreement (including the Schedule attached hereto) constitutes the entire agreement, and supersede all other prior agreements and understandings, both written and oral, among the parties, or any of them, with respect to the subject matter hereof and thereof and, except as provided in Section 2.6 hereof, is not intended to and shall not confer upon any Person other than the parties any rights or remedies hereunder. The parties agree that time is of the essence with respect to the performance of all obligations provided in this Agreement and effectuation of the transactions contemplated thereby.

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4.8           Specific Enforcement. The parties agree that irreparable damage would occur in the event that any of the provisions of this Agreement were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent breaches of this Agreement and to enforce specifically the terms and provisions of this Agreement in the Chancery Court of the State of Delaware or any federal court sitting in Delaware, without bond or other security or proof of damages being required, this being in addition to any other remedy to which they are entitled at law or in equity.

4.9           Rules of Construction. Unless the context otherwise requires, the singular shall include the plural and vice-versa, each pronoun in any gender shall include all other genders, and provisions apply to successive events and transactions. The words “hereof”, “hereby”, “herein” and “hereunder” and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement. The word “including” or any variation thereof means “including, without limitation” and shall not be construed to limit any general statement that it follows to the specific or similar items or matters immediately following it. The titles and headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

4.10           Preservation of Rights. Parent shall not enter into any agreement, take any action, or permit any change to occur, with respect to its equity securities that materially subordinates the rights expressly granted to the holders of Registrable Shares in this Agreement.

[Remainder of Page Intentionally Left Blank]

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IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be executed as of the date first written above.

VAPOR CORP.

By:
Name:
Title:

INTERNATIONAL VAPOR GROUP, INC.

By:
Name:
Title:

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IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be executed as of the date first written above.

STOCKHOLDERS

Name:

Name:

Name:

Name:

Name:

Name:

Name:

Name:

Name:

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Schedule I

STOCKHOLDERS

Name	Number of Initial Parent Shares

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GT Draft 5-13-14
Exhibit F to Asset Purchase Agreement

Schedule II

STAY BONUS EMPLOYEES

Name	Number of Initial Parent Shares